UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:   BlackRock FundsSM

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Total U.S. Stock Market Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	iShares Russell Mid-Cap Index Fund
•	iShares Russell Small/Mid-Cap Index Fund
•	iShares Total U.S. Stock Market Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2020	iShares Russell Mid-Cap Index Fund

Investment Objective

iShares Russell Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of mid-capitalization U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund’s Institutional Shares returned 1.96%, Investor A Shares returned 1.80%, and Class K Shares returned 2.00%. The benchmark Russell Midcap® Index (the “Index”) returned 2.04% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in the second quarter of 2020. U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	iShares Russell Mid-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell Midcap® Index.
(d)

A float-adjusted capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest issuers based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended July 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	5 Year	Since Inception (b)
Institutional	(3.01)%	1.96%	7.76%	7.35%
Investor A	(3.15)	1.80	7.50	7.09
Class K	(2.99)	2.00	7.82	7.41
Russell Midcap® Index	(3.01)	2.04	7.83	7.36

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund commenced operations on May 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$969.90	$0.49	$1,000.00	$1,024.37	$0.50	0.10%
Investor A	1,000.00	968.50	1.76	1,000.00	1,023.07	1.81	0.36
Class K	1,000.00	970.10	0.34	1,000.00	1,024.51	0.35	0.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2020	iShares Russell Small/Mid-Cap Index Fund

Investment Objective

iShares Russell Small/Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the performance of the small to mid-cap segment of the U.S. equity universe.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund’s Institutional Shares returned (1.68)%, Investor A Shares returned (1.90)%, and Class K Shares returned (1.64)%. The benchmark Russell 2500TM Index (the “Index”) returned (1.92)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in the second quarter of 2020. U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the period, the Fund held derivatives in the form of exchange-traded futures used for cash equitization purposes. The Fund’s use of derivatives had a negative impact on performance.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	iShares Russell Small/Mid-Cap Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 2500™ Index.
(d)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended July 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(5.30)%	(1.68)%	6.69%
Investor A	(5.41)	(1.90)	6.45
Class K	(5.29)	(1.64)	6.74
Russell 2500™ Index	(5.59)	(1.92)	6.66

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$947.00	$0.58	$1,000.00	$1,024.27	$0.60	0.12%
Investor A	1,000.00	945.90	1.69	1,000.00	1,023.12	1.76	0.35
Class K	1,000.00	947.10	0.34	1,000.00	1,024.51	0.35	0.07

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of July 31, 2020	iShares Total U.S. Stock Market Index Fund

Investment Objective

iShares Total U.S. Stock Market Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of a broad-based index composed of U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund’s Institutional Shares returned 10.79%, Investor A Shares returned 10.56%, and Class K Shares returned 10.84%. The benchmark Russell 3000® Index (the “Index”) returned 10.93% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in the second quarter of 2020. U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	iShares Total U.S. Stock Market Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(c)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 3000® Index.
(d)	A float-adjusted, market capitalization-weighted index of the 3,000 largest U.S. companies based on total market capitalization that represents about 98% of the investable U.S. equity market.

Performance Summary for the Period Ended July 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	2.00%	10.79%	11.15%
Investor A	1.89	10.56	10.88
Class K	2.03	10.84	11.19
Russell 3000® Index	2.12	10.93	11.20

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on August 13, 2015.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,020.00	$0.40	$1,000.00	$1,024.47	$0.40	0.08%
Investor A	1,000.00	1,018.90	1.51	1,000.00	1,023.37	1.51	0.30
Class K	1,000.00	1,020.30	0.15	1,000.00	1,024.71	0.15	0.03

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

FUND SUMMARY	9

Portfolio Information  as of July 31, 2020

iShares Russell Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	19%
Industrials	15
Health Care	13
Financials	11
Consumer Discretionary	11
Real Estate	7
Utilities	6
Materials	5
Consumer Staples	5
Communication Services	4
Short-Term Securities	3
Energy	3
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(2)

(a)	Represents less than 1% of Net Assets.
*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

iShares Russell Small/Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	17%
Health Care	16
Industrials	15
Financials	14
Consumer Discretionary	12
Short-Term Securities	10
Real Estate	8
Materials	5
Consumer Staples	3
Utilities	3
Communication Services	3
Energy	2
Investment Companies	1
Liabilities in Excess of Other Assets	(9)

*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of July 31, 2020 (continued)

iShares Total U.S. Stock Market Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	5%
Microsoft Corp.	5
Amazon.com, Inc.	4
Facebook, Inc.	2
Alphabet, Inc.	1
Alphabet, Inc.	1
Johnson & Johnson	1
Berkshire Hathaway, Inc.	1
Visa, Inc.	1
Procter & Gamble Co.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Health Care	14
Consumer Discretionary	12
Financials	10
Communication Services	10
Industrials	9
Consumer Staples	6
Real Estate	3
Utilities	3
Materials	3
Energy	2
Short-Term Securities	2
Investment Companies	—	(a)

(a)	Represents less than 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

PORTFOLIO INFORMATION	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares of iShares Russell Mid-Cap Index Fund performance shown prior to the Investor A Shares inception date of November 30, 2015 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. With respect to each Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2020 and held through July 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 1.1%
Axon Enterprise, Inc.(a)	9,642	$801,540
Curtiss-Wright Corp.	6,495	578,834
HEICO Corp.	6,895	662,747
HEICO Corp., Class A	12,021	920,208
Hexcel Corp.	12,988	484,452
Howmet Aerospace, Inc.	60,922	900,427
Huntington Ingalls Industries, Inc.	6,122	1,063,453
Mercury Systems, Inc.(a)	8,459	654,980
Spirit AeroSystems Holdings, Inc., Class A	16,254	318,091
Teledyne Technologies, Inc.(a)	5,616	1,722,427
Textron, Inc.	35,255	1,231,810
TransDigm Group, Inc.	8,100	3,495,798
Virgin Galactic Holdings, Inc.(a)(b)	9,256	207,797

		13,042,564

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	20,547	1,925,665
Expeditors International of Washington, Inc.	25,734	2,174,780
XPO Logistics, Inc.(a)	14,039	1,053,206

		5,153,651

Airlines — 0.7%
Alaska Air Group, Inc.	18,591	640,274
American Airlines Group, Inc.(b)	77,152	857,930
Copa Holdings SA, Class A	4,947	205,004
Delta Air Lines, Inc.	98,685	2,464,165
JetBlue Airways Corp.(a)(b)	41,767	431,871
Southwest Airlines Co.	91,254	2,818,836
United Airlines Holdings, Inc.(a)	45,072	1,414,359

		8,832,439

Auto Components — 0.5%
Aptiv PLC	41,541	3,229,813
BorgWarner, Inc.	32,082	1,174,201
Gentex Corp.	38,152	1,029,722
Lear Corp.	9,339	1,030,839

		6,464,575

Automobiles — 0.5%
Ford Motor Co.	605,888	4,004,920
Harley-Davidson, Inc.	23,706	617,067
Thor Industries, Inc.(b)	8,592	979,402

		5,601,389

Banks — 2.5%
Associated Banc-Corp	24,014	308,340
Bank of Hawaii Corp.	6,208	351,559
Bank OZK	19,057	458,321
BOK Financial Corp.	4,983	277,553
Citizens Financial Group, Inc.	66,072	1,639,246
Comerica, Inc.	21,692	835,576
Commerce Bancshares, Inc.	15,650	896,119
Cullen/Frost Bankers, Inc.	8,672	624,904
East West Bancorp, Inc.	22,035	763,733
Fifth Third Bancorp	110,277	2,190,101
First Citizens BancShares, Inc., Class A	1,026	436,943
First Hawaiian, Inc.	19,965	346,992
First Horizon National Corp.	85,088	788,766
First Republic Bank	26,406	2,970,147
FNB Corp.	50,557	374,627
Huntington Bancshares, Inc.	156,585	1,451,543
KeyCorp	150,621	1,808,958
M&T Bank Corp.	19,852	2,103,319
PacWest Bancorp	17,739	324,180
People’s United Financial, Inc.	65,173	703,217

Security	Shares	Value

Banks (continued)
Pinnacle Financial Partners, Inc.	11,368	$450,400
Popular, Inc.	13,601	504,733
Prosperity Bancshares, Inc.	13,794	766,395
Regions Financial Corp.	148,966	1,617,771
Signature Bank	8,035	823,828
Sterling Bancorp	30,403	342,034
SVB Financial Group(a)	7,969	1,787,208
Synovus Financial Corp.	21,838	440,036
TCF Financial Corp.	23,383	642,799
Umpqua Holdings Corp.	34,376	372,979
Webster Financial Corp.	13,606	371,036
Western Alliance Bancorp	14,821	532,815
Wintrust Financial Corp.	8,848	378,694
Zions Bancorp. NA	25,109	815,289

		29,500,161

Beverages — 0.4%
Boston Beer Co., Inc., Class A(a)	1,335	1,081,937
Brown-Forman Corp., Class A	7,038	445,083
Brown-Forman Corp., Class B	27,872	1,932,645
Molson Coors Beverage Co., Class B	27,493	1,031,537

		4,491,202

Biotechnology — 2.7%
ACADIA Pharmaceuticals, Inc.(a)	17,064	709,350
Acceleron Pharma, Inc.(a)	7,165	710,553
Agios Pharmaceuticals, Inc.(a)	9,369	424,603
Alexion Pharmaceuticals, Inc.(a)	33,072	3,389,549
Alkermes PLC(a)	24,323	438,057
Alnylam Pharmaceuticals, Inc.(a)	17,718	2,582,576
BioMarin Pharmaceutical, Inc.(a)	28,002	3,354,920
Bluebird Bio, Inc.(a)	10,038	609,307
Exact Sciences Corp.(a)	23,046	2,183,609
Exelixis, Inc.(a)	47,141	1,088,486
Global Blood Therapeutics, Inc.(a)(b)	9,114	615,013
Immunomedics, Inc.(a)(b)	32,165	1,358,328
Incyte Corp.(a)	28,236	2,788,587
Ionis Pharmaceuticals, Inc.(a)	20,212	1,163,403
Iovance Biotherapeutics, Inc.(a)	21,099	613,348
Moderna, Inc.(a)(b)	41,655	3,086,635
Neurocrine Biosciences, Inc.(a)	14,259	1,716,213
Sage Therapeutics, Inc.(a)(b)	7,907	360,322
Sarepta Therapeutics, Inc.(a)	11,538	1,771,314
Seattle Genetics, Inc.(a)	18,867	3,137,016
United Therapeutics Corp.(a)(b)	6,722	749,301

		32,850,490

Building Products — 1.9%
Allegion PLC	14,283	1,420,587
AO Smith Corp.	20,731	997,990
Armstrong World Industries, Inc.	7,394	526,749
Carrier Global Corp.	134,303	3,658,414
Fortune Brands Home & Security, Inc.	21,349	1,633,199
Johnson Controls International PLC	115,657	4,450,481
Lennox International, Inc.	5,389	1,445,006
Masco Corp.	40,745	2,328,984
Owens Corning	16,571	1,002,048
Trane Technologies PLC	37,049	4,144,672
Trex Co., Inc.(a)	8,981	1,251,323

		22,859,453

Capital Markets — 3.5%
Affiliated Managers Group, Inc.	7,357	506,088
Ameriprise Financial, Inc.	19,071	2,929,878
Apollo Global Management, Inc.	26,451	1,298,744
Ares Management Corp., Class A	15,031	600,338
Carlyle Group, Inc.	17,699	503,891

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Cboe Global Markets, Inc.	16,971	$1,488,357
E*Trade Financial Corp.	34,299	1,741,360
Eaton Vance Corp.	16,907	611,019
Evercore, Inc., Class A	6,113	338,049
Franklin Resources, Inc.	42,299	890,394
Invesco Ltd.	58,420	586,537
KKR & Co., Inc., Class A	82,583	2,920,961
Lazard Ltd., Class A	15,888	465,836
Legg Mason, Inc.	13,017	650,720
LPL Financial Holdings, Inc.	12,168	961,515
MarketAxess Holdings, Inc.	5,717	2,953,974
MSCI, Inc.	12,837	4,826,455
Nasdaq, Inc.	17,743	2,329,833
Northern Trust Corp.	29,783	2,333,498
Raymond James Financial, Inc.	19,030	1,322,204
SEI Investments Co.	17,878	935,556
State Street Corp.	54,594	3,482,551
T. Rowe Price Group, Inc.	35,090	4,845,929
TD Ameritrade Holding Corp.	40,356	1,448,377
Tradeweb Markets, Inc., Class A	12,739	688,798
Virtu Financial, Inc., Class A	9,629	238,799

		41,899,661

Chemicals — 2.3%
Albemarle Corp.(b)	16,361	1,349,128
Ashland Global Holdings, Inc.	8,474	639,618
Axalta Coating Systems Ltd.(a)	32,704	726,029
Cabot Corp.	8,631	314,859
Celanese Corp.	18,264	1,775,261
CF Industries Holdings, Inc.	33,340	1,044,542
Chemours Co.	25,312	469,031
Corteva, Inc.(a)	116,341	3,322,699
Eastman Chemical Co.	21,025	1,569,096
Element Solutions, Inc.(a)	33,626	365,178
FMC Corp.	20,075	2,128,954
Huntsman Corp.	31,279	578,661
International Flavors & Fragrances, Inc.	16,586	2,089,007
LyondellBasell Industries NV, Class A	39,711	2,482,732
Mosaic Co.	53,537	721,143
NewMarket Corp.	1,069	400,672
Olin Corp.	22,192	249,438
PPG Industries, Inc.	36,316	3,909,417
RPM International, Inc.	20,164	1,645,181
Scotts Miracle-Gro Co.	6,236	988,843
Valvoline, Inc.	28,806	591,099
Westlake Chemical Corp.	5,249	286,070
WR Grace & Co.	8,705	401,562

		28,048,220

Commercial Services & Supplies — 1.2%
ADT, Inc.	17,398	149,797
Cintas Corp.	13,688	4,131,997
Clean Harbors, Inc.(a)	7,934	472,866
Copart, Inc.(a)	31,500	2,937,375
IAA, Inc.(a)	21,000	910,350
MSA Safety, Inc.	5,541	656,775
Republic Services, Inc.	32,551	2,840,075
Rollins, Inc.	22,912	1,200,589
Stericycle, Inc.(a)	14,130	853,946

		14,153,770

Communications Equipment — 1.0%
Arista Networks, Inc.(a)	9,100	2,363,907
Ciena Corp.(a)	23,692	1,409,911
CommScope Holding Co., Inc.(a)	30,259	280,804
EchoStar Corp., Class A(a)(b)	7,570	206,661

Security	Shares	Value

Communications Equipment (continued)
F5 Networks, Inc.(a)	9,448	$1,283,983
Juniper Networks, Inc.	51,100	1,296,918
Lumentum Holdings, Inc.(a)	11,598	1,076,642
Motorola Solutions, Inc.	26,375	3,687,225
Ubiquiti, Inc.	1,325	245,522
ViaSat, Inc.(a)	8,807	334,314

		12,185,887

Construction & Engineering — 0.3%
AECOM(a)	23,734	858,933
Jacobs Engineering Group, Inc.	19,412	1,656,814
Quanta Services, Inc.	21,344	853,120

		3,368,867

Construction Materials — 0.4%
Eagle Materials, Inc.	6,358	510,102
Martin Marietta Materials, Inc.	9,636	1,996,387
Vulcan Materials Co.	20,493	2,406,288

		4,912,777

Consumer Finance — 0.6%
Ally Financial, Inc.	58,012	1,166,041
Credit Acceptance Corp.(a)(b)	1,566	732,794
Discover Financial Services	47,520	2,348,914
OneMain Holdings, Inc.	10,135	290,875
Santander Consumer USA Holdings, Inc.	11,989	220,118
SLM Corp.	58,611	396,796
Synchrony Financial	90,390	2,000,331

		7,155,869

Containers & Packaging — 1.6%
Amcor PLC(a)	248,979	2,564,484
AptarGroup, Inc.	9,956	1,146,931
Ardagh Group SA	2,789	37,958
Avery Dennison Corp.	12,960	1,468,886
Ball Corp.	49,479	3,643,139
Berry Global Group, Inc.(a)	20,570	1,028,294
Crown Holdings, Inc.(a)	20,033	1,433,962
Graphic Packaging Holding Co.	43,579	607,491
International Paper Co.	60,972	2,121,216
Packaging Corp. of America	14,547	1,398,258
Sealed Air Corp.	24,089	859,496
Silgan Holdings, Inc.	12,126	463,819
Sonoco Products Co.	15,482	801,039
Westrock Co.	39,770	1,068,222

		18,643,195

Distributors — 0.4%
Genuine Parts Co.	21,846	1,969,417
LKQ Corp.(a)	46,832	1,320,194
Pool Corp.	6,010	1,903,367

		5,192,978

Diversified Consumer Services — 0.6%
2U, Inc.(a)	9,530	448,815
Bright Horizons Family Solutions, Inc.(a)	8,939	958,618
Chegg, Inc.(a)	18,710	1,514,949
frontdoor, Inc.(a)	13,221	555,216
Graham Holdings Co., Class B	648	258,144
Grand Canyon Education, Inc.(a)	7,266	644,785
H&R Block, Inc.	29,905	433,622
Service Corp. International	26,988	1,170,200
ServiceMaster Global Holdings, Inc.(a)	20,607	842,620

		6,826,969

Diversified Financial Services — 0.5%
Equitable Holdings, Inc.	63,029	1,289,573
FactSet Research Systems, Inc.	5,757	1,993,649

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services (continued)
Interactive Brokers Group, Inc., Class A	11,068	$548,973
Jefferies Financial Group, Inc.	35,030	567,486
Morningstar, Inc.	3,216	540,417
Voya Financial, Inc.	19,677	972,044

		5,912,142

Diversified Telecommunication Services — 0.1%
CenturyLink, Inc.	169,620	1,636,833

Electric Utilities — 2.7%
Alliant Energy Corp.	37,961	2,044,200
Avangrid, Inc.	8,766	436,459
Edison International	55,337	3,080,611
Entergy Corp.	31,152	3,275,010
Evergy, Inc.	35,094	2,275,144
Eversource Energy	52,163	4,698,321
FirstEnergy Corp.	84,051	2,437,479
Hawaiian Electric Industries, Inc.	16,538	599,668
IDACORP, Inc.	7,964	742,643
OGE Energy Corp.	31,551	1,038,028
PG&E Corp.(a)	149,848	1,401,079
Pinnacle West Capital Corp.	17,711	1,471,430
PPL Corp.	119,506	3,181,249
Xcel Energy, Inc.	81,523	5,628,348

		32,309,669

Electrical Equipment — 1.1%
Acuity Brands, Inc.	6,058	600,348
AMETEK, Inc.	35,548	3,314,851
Generac Holdings, Inc.(a)	9,385	1,478,888
GrafTech International Ltd.	8,688	52,736
Hubbell, Inc.	8,374	1,130,239
nVent Electric PLC	23,627	429,066
Regal-Beloit Corp.	6,275	577,112
Rockwell Automation, Inc.	17,978	3,921,721
Sensata Technologies Holding PLC(a)	24,061	913,837
Vertiv Holdings Co.(a)	30,497	442,206

		12,861,004

Electronic Equipment, Instruments & Components — 2.3%
Amphenol Corp., Class A	44,777	4,735,616
Arrow Electronics, Inc.(a)	12,170	871,615
Avnet, Inc.	14,877	397,514
CDW Corp.	21,997	2,557,151
Cognex Corp.	25,537	1,707,659
Coherent, Inc.(a)	3,744	519,780
Corning, Inc.	116,284	3,604,804
Dolby Laboratories, Inc., Class A	9,767	679,783
FLIR Systems, Inc.	20,387	849,322
IPG Photonics Corp.(a)(b)	5,491	982,944
Jabil, Inc.	22,903	798,399
Keysight Technologies, Inc.(a)	29,007	2,897,509
Littelfuse, Inc.	3,649	648,245
National Instruments Corp.	19,983	709,397
SYNNEX Corp.	6,437	802,951
Trimble, Inc.(a)	38,663	1,720,890
Universal Display Corp.	6,654	1,160,790
Zebra Technologies Corp., Class A(a)	8,137	2,284,463

		27,928,832

Energy Equipment & Services — 0.4%
Baker Hughes Co.	101,772	1,576,448
Halliburton Co.	135,805	1,946,086
Helmerich & Payne, Inc.	16,497	294,141
National Oilwell Varco, Inc.	60,098	691,728

		4,508,403

Entertainment — 0.9%
Madison Square Garden Entertainment Corp.(a)	2,905	205,848
Roku, Inc.(a)	15,769	2,442,460

Security	Shares	Value

Entertainment (continued)
Spotify Technology SA(a)	20,303	$5,234,520
Take-Two Interactive Software, Inc.(a)	17,431	2,859,033
World Wrestling Entertainment, Inc., Class A	6,775	315,783

		11,057,644

Equity Real Estate Investment Trusts (REITs) — 7.2%
Alexandria Real Estate Equities, Inc.	19,452	3,453,703
American Campus Communities, Inc.	21,216	756,138
American Homes 4 Rent, Class A	40,583	1,176,907
Americold Realty Trust	31,166	1,257,548
Apartment Investment & Management Co., Class A	22,946	890,764
Apple Hospitality REIT, Inc.	32,021	282,425
AvalonBay Communities, Inc.	21,824	3,341,691
Boston Properties, Inc.	24,117	2,148,584
Brandywine Realty Trust	26,115	282,825
Brixmor Property Group, Inc.	45,914	528,470
Brookfield Property REIT, Inc., Class A	8,831	102,528
Camden Property Trust	14,608	1,326,553
CoreSite Realty Corp.	6,229	803,852
Corporate Office Properties Trust	17,323	458,713
Cousins Properties, Inc.	23,125	710,400
CubeSmart	29,942	888,379
CyrusOne, Inc.	17,815	1,486,127
Douglas Emmett, Inc.	25,784	751,346
Duke Realty Corp.	57,405	2,307,107
Empire State Realty Trust, Inc., Class A	23,223	153,272
EPR Properties	12,043	344,791
Equity Commonwealth	18,174	573,753
Equity LifeStyle Properties, Inc.	26,954	1,841,497
Equity Residential	57,001	3,056,964
Essex Property Trust, Inc.	10,111	2,231,902
Extra Space Storage, Inc.	19,549	2,020,194
Federal Realty Investment Trust	11,626	887,064
First Industrial Realty Trust, Inc.	18,762	824,027
Gaming and Leisure Properties, Inc.	31,436	1,138,298
Healthcare Trust of America, Inc., Class A	33,943	937,166
Healthpeak Properties, Inc.	82,284	2,245,530
Highwoods Properties, Inc.	15,792	605,465
Host Hotels & Resorts, Inc.(b)	108,265	1,167,097
Hudson Pacific Properties, Inc.	23,277	548,639
Invitation Homes, Inc.	84,432	2,517,762
Iron Mountain, Inc.	44,332	1,249,719
JBG SMITH Properties	19,057	552,844
Kilroy Realty Corp.	17,513	1,020,483
Kimco Realty Corp.	64,020	713,823
Lamar Advertising Co., Class A	13,431	882,820
Life Storage, Inc.	7,228	709,284
Medical Properties Trust, Inc.	81,041	1,631,355
Mid-America Apartment Communities, Inc.	17,659	2,104,776
National Retail Properties, Inc.	26,672	945,522
New Residential Investment Corp.	65,094	516,195
Omega Healthcare Investors, Inc.	34,873	1,129,188
Outfront Media, Inc.	22,667	326,631
Paramount Group, Inc.	29,324	209,080
Park Hotels & Resorts, Inc.	37,754	312,226
Rayonier, Inc.	21,050	584,769
Realty Income Corp.	53,389	3,206,009
Regency Centers Corp.	26,262	1,077,530
Rexford Industrial Realty, Inc.	17,036	799,500
Simon Property Group, Inc.	47,187	2,942,109
SL Green Realty Corp.	11,983	557,210
Spirit Realty Capital, Inc.	15,766	543,296
Starwood Property Trust, Inc.	42,356	633,222
STORE Capital Corp.	34,927	827,421
Sun Communities, Inc.	14,904	2,234,557

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Taubman Centers, Inc.	9,059	$350,764
UDR, Inc.	45,410	1,643,842
Ventas, Inc.	58,200	2,232,552
VEREIT, Inc.	166,999	1,087,164
VICI Properties, Inc.	72,916	1,583,006
Vornado Realty Trust	27,296	942,258
Weingarten Realty Investors	19,212	327,757
Welltower, Inc.	64,899	3,475,990
Weyerhaeuser Co.	115,841	3,221,538
WP Carey, Inc.	26,524	1,893,018

		86,514,939

Food & Staples Retailing — 0.6%
Casey’s General Stores, Inc.	5,779	919,959
Grocery Outlet Holding Corp.(a)(b)	10,598	466,206
Kroger Co.	120,072	4,177,305
Sprouts Farmers Market, Inc.(a)	18,269	481,936
U.S. Foods Holding Corp.(a)	34,053	691,276

		6,736,682

Food Products — 2.6%
Archer-Daniels-Midland Co.	85,923	3,680,082
Beyond Meat, Inc.(a)(b)	8,043	1,012,614
Bunge Ltd.	21,400	929,616
Campbell Soup Co.	26,936	1,335,218
Conagra Brands, Inc.	75,590	2,830,845
Flowers Foods, Inc.	30,206	687,187
Hain Celestial Group, Inc.(a)	12,609	428,454
Hershey Co.	22,820	3,318,256
Hormel Foods Corp.	43,274	2,200,916
Ingredion, Inc.	10,403	899,859
J.M. Smucker Co.	17,122	1,872,291
Kellogg Co.	38,899	2,683,642
Lamb Weston Holdings, Inc.	22,740	1,366,219
McCormick & Co., Inc.	19,230	3,747,927
Pilgrim’s Pride Corp.(a)	8,338	127,988
Post Holdings, Inc.(a)	9,925	880,744
TreeHouse Foods, Inc.(a)	8,866	388,508
Tyson Foods, Inc., Class A	44,586	2,739,810

		31,130,176

Gas Utilities — 0.3%
Atmos Energy Corp.	18,788	1,991,340
National Fuel Gas Co.	12,917	524,043
UGI Corp.	32,237	1,074,781

		3,590,164

Health Care Equipment & Supplies — 3.9%
ABIOMED, Inc.(a)	6,864	2,058,788
Align Technology, Inc.(a)	12,106	3,556,985
Cooper Cos., Inc.	7,551	2,136,404
DENTSPLY SIRONA, Inc.	33,890	1,511,494
Envista Holdings Corp.(a)	24,554	536,996
Globus Medical, Inc., Class A(a)	11,363	547,469
Haemonetics Corp.(a)	7,648	670,424
Hill-Rom Holdings, Inc.	10,332	1,004,477
Hologic, Inc.(a)	39,757	2,774,244
ICU Medical, Inc.(a)	3,054	561,111
IDEXX Laboratories, Inc.(a)	13,047	5,189,444
Insulet Corp.(a)	9,770	1,986,827
Integra LifeSciences Holdings Corp.(a)	11,025	526,444
Masimo Corp.(a)	7,437	1,637,033
Novocure Ltd.(a)	15,452	1,171,107
Quidel Corp.(a)	5,751	1,624,485
ResMed, Inc.	22,229	4,501,595
STERIS PLC	13,089	2,089,397
Tandem Diabetes Care, Inc.(a)	9,102	950,795

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.	7,201	$2,686,693
Varian Medical Systems, Inc.(a)	14,067	2,007,642
West Pharmaceutical Services, Inc.	11,379	3,059,472
Zimmer Biomet Holdings, Inc.	32,130	4,333,052

		47,122,378

Health Care Providers & Services — 2.2%
Acadia Healthcare Co., Inc.(a)	13,846	412,749
Amedisys, Inc.(a)	4,871	1,140,593
AmerisourceBergen Corp.	22,594	2,263,693
Cardinal Health, Inc.	45,356	2,477,345
Chemed Corp.	2,402	1,182,241
DaVita, Inc.(a)	12,918	1,128,904
Encompass Health Corp.	15,102	1,028,144
Guardant Health, Inc.(a)	11,591	987,321
Henry Schein, Inc.(a)	22,092	1,518,383
Laboratory Corp. of America Holdings(a)	15,037	2,900,938
McKesson Corp.	25,060	3,763,010
Molina Healthcare, Inc.(a)	9,110	1,682,617
Penumbra, Inc.(a)	4,968	1,102,449
Premier, Inc., Class A(a)	9,501	332,250
Quest Diagnostics, Inc.	20,727	2,633,780
Universal Health Services, Inc., Class B	11,458	1,259,234

		25,813,651

Health Care Technology — 1.1%
Cerner Corp.	47,187	3,277,137
Change Healthcare, Inc.(a)	37,028	431,747
Livongo Health, Inc.(a)	8,385	1,066,991
Teladoc Health, Inc.(a)	11,450	2,720,864
Veeva Systems, Inc., Class A(a)	20,716	5,480,832

		12,977,571

Hotels, Restaurants & Leisure — 2.2%
Aramark	35,219	743,825
Carnival Corp.(b)	72,697	1,009,034
Chipotle Mexican Grill, Inc.(a)	4,319	4,989,136
Choice Hotels International, Inc.	5,246	440,874
Darden Restaurants, Inc.	20,164	1,530,448
Domino’s Pizza, Inc.	6,040	2,335,124
Dunkin’ Brands Group, Inc.	12,707	873,352
Extended Stay America, Inc.	27,193	310,272
Hilton Worldwide Holdings, Inc.	42,333	3,177,092
Hyatt Hotels Corp., Class A	5,417	260,016
MGM Resorts International	73,507	1,182,728
Norwegian Cruise Line Holdings Ltd.(a)	40,083	546,732
Planet Fitness, Inc., Class A(a)	12,387	646,601
Royal Caribbean Cruises Ltd.	26,426	1,287,210
Six Flags Entertainment Corp.	11,831	205,741
Vail Resorts, Inc.	6,222	1,194,811
Wendy’s Co.	28,131	652,077
Wyndham Destinations, Inc.	13,067	347,582
Wyndham Hotels & Resorts, Inc.	14,212	627,602
Wynn Resorts Ltd.	15,174	1,099,053
Yum China Holdings, Inc.	55,894	2,864,009

		26,323,319

Household Durables — 1.5%
D.R. Horton, Inc.	51,259	3,391,295
Garmin Ltd.	22,917	2,259,387
Leggett & Platt, Inc.	20,676	828,901
Lennar Corp., Class A	41,962	3,035,951
Lennar Corp., Class B	2,355	126,864
Mohawk Industries, Inc.(a)	9,055	723,042
Newell Brands, Inc.	60,056	984,918
NVR, Inc.(a)	518	2,035,818
PulteGroup, Inc.	40,535	1,767,326

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Tempur Sealy International, Inc.(a)	7,126	$576,850
Toll Brothers, Inc.	18,278	698,220
Whirlpool Corp.	9,446	1,540,831

		17,969,403

Household Products — 0.8%
Church & Dwight Co., Inc.	38,124	3,672,485
Clorox Co.	19,565	4,627,318
Energizer Holdings, Inc.	9,589	480,697
Reynolds Consumer Products, Inc.	7,339	249,966
Spectrum Brands Holdings, Inc.	6,603	357,618

		9,388,084

Independent Power and Renewable Electricity Producers — 0.4%
AES Corp.	103,159	1,571,112
NRG Energy, Inc.	38,053	1,286,572
Vistra Corp.	75,426	1,407,449

		4,265,133

Industrial Conglomerates — 0.2%
BWX Technologies, Inc.	15,009	818,291
Carlisle Cos., Inc.	8,335	992,532
Seaboard Corp.	41	110,833

		1,921,656

Insurance — 3.6%
Alleghany Corp.	2,162	1,129,256
American Financial Group, Inc.	11,429	694,540
American National Group, Inc.	1,209	89,043
Arch Capital Group Ltd.(a)	60,536	1,861,482
Arthur J Gallagher & Co.	29,189	3,137,526
Assurant, Inc.	9,227	991,626
Assured Guaranty Ltd.	13,064	285,187
Athene Holding Ltd., Class A(a)	17,873	576,404
Axis Capital Holdings Ltd.	12,870	516,344
Brighthouse Financial, Inc.(a)	15,530	440,120
Brown & Brown, Inc.	36,535	1,661,246
Cincinnati Financial Corp.	23,211	1,808,833
CNA Financial Corp.	4,482	149,251
Erie Indemnity Co., Class A	3,902	819,888
Everest Re Group Ltd.	6,240	1,365,250
Fidelity National Financial, Inc.	42,770	1,384,037
First American Financial Corp.	16,788	856,356
Globe Life, Inc.	16,260	1,294,296
Hanover Insurance Group, Inc.	5,859	596,915
Hartford Financial Services Group, Inc.	55,432	2,345,882
Kemper Corp.	9,512	746,882
Lincoln National Corp.	30,252	1,127,492
Loews Corp.	37,300	1,358,093
Markel Corp.(a)	2,095	2,188,311
Mercury General Corp.	4,206	180,479
Old Republic International Corp.	43,867	704,943
Primerica, Inc.	6,186	740,217
Principal Financial Group, Inc.	42,109	1,786,685
Prudential Financial, Inc.	60,930	3,861,134
Reinsurance Group of America, Inc.	10,473	892,823
RenaissanceRe Holdings Ltd.	7,586	1,368,363
Unum Group	31,635	545,071
W.R. Berkley Corp.	21,584	1,332,812
White Mountains Insurance Group Ltd.	468	411,901
Willis Towers Watson PLC	19,954	4,190,540

		43,439,228

Interactive Media & Services — 1.1%
IAC/InterActiveCorp(a)	11,628	1,539,780
Match Group, Inc.(a)	33,942	3,485,843
Pinterest, Inc., Class A(a)	62,140	2,130,780

Security	Shares	Value

Interactive Media & Services (continued)
Twitter, Inc.(a)	119,290	$4,342,156
Zillow Group, Inc., Class A(a)	8,821	600,622
Zillow Group, Inc., Class C(a)	21,007	1,436,669

		13,535,850

Internet & Direct Marketing Retail — 0.7%
Etsy, Inc.(a)	18,298	2,166,117
Expedia Group, Inc.	20,960	1,697,970
GrubHub, Inc.(a)	14,243	1,028,914
Qurate Retail, Inc., Series A(a)	59,012	643,821
TripAdvisor, Inc.	15,579	315,163
Wayfair, Inc., Class A(a)(b)	10,204	2,715,183

		8,567,168

IT Services — 4.3%
Akamai Technologies, Inc.(a)	24,792	2,787,613
Alliance Data Systems Corp.	7,165	317,839
Amdocs Ltd.	20,644	1,281,992
Black Knight, Inc.(a)	22,391	1,677,534
Booz Allen Hamilton Holding Corp.	21,334	1,744,268
Broadridge Financial Solutions, Inc.	17,742	2,383,460
CACI International, Inc., Class A(a)	3,880	806,342
CoreLogic, Inc.	12,273	836,528
DXC Technology Co.	39,099	700,263
EPAM Systems, Inc.(a)	8,191	2,376,045
Euronet Worldwide, Inc.(a)	7,790	748,931
Fastly, Inc., Class A(a)	11,369	1,096,995
FleetCor Technologies, Inc.(a)	12,787	3,306,335
Gartner, Inc.(a)	13,416	1,672,170
Genpact Ltd.	29,079	1,157,926
GoDaddy, Inc., Class A(a)	25,666	1,803,807
Jack Henry & Associates, Inc.	11,818	2,107,149
Leidos Holdings, Inc.	20,859	1,984,942
MongoDB, Inc.(a)(b)	6,480	1,484,438
Okta, Inc.(a)	17,833	3,940,736
Paychex, Inc.	49,770	3,579,458
Sabre Corp.	42,537	321,580
Science Applications International Corp.	8,828	706,063
StoneCo Ltd., Class A(a)(b)	24,182	1,153,723
Switch, Inc., Class A	13,504	242,937
Teradata Corp.(a)(b)	16,891	354,711
Twilio, Inc., Class A(a)	19,923	5,527,039
VeriSign, Inc.(a)	15,854	3,355,975
Western Union Co.	64,066	1,555,523
WEX, Inc.(a)	6,711	1,062,821

		52,075,143

Leisure Products — 0.4%
Brunswick Corp.	12,192	816,620
Hasbro, Inc.	19,719	1,434,755
Mattel, Inc.(a)	53,276	591,896
Peloton Interactive, Inc., Class A(a)	15,234	1,039,264
Polaris, Inc.	8,980	930,597

		4,813,132

Life Sciences Tools & Services — 2.5%
10X Genomics, Inc., Class A(a)	8,441	830,341
Adaptive Biotechnologies Corp.(a)	11,075	413,319
Agilent Technologies, Inc.	47,980	4,621,913
Avantor, Inc.(a)	63,984	1,412,767
Bio-Rad Laboratories, Inc., Class A(a)	3,273	1,717,965
Bio-Techne Corp.	5,888	1,620,142
Bruker Corp.	16,178	721,862
Charles River Laboratories International, Inc.(a)	7,607	1,513,717
IQVIA Holdings, Inc.(a)	29,488	4,670,604
Mettler-Toledo International, Inc.(a)	3,658	3,420,230
PerkinElmer, Inc.	17,256	2,051,911

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
PPD, Inc.(a)	9,685	$284,449
PRA Health Sciences, Inc.(a)	9,914	1,056,436
QIAGEN NV(a)	34,941	1,727,833
Repligen Corp.(a)	8,128	1,226,597
Syneos Health, Inc.(a)	9,719	606,368
Waters Corp.(a)	9,487	2,022,154

		29,918,608

Machinery — 4.0%
AGCO Corp.	9,566	627,817
Allison Transmission Holdings, Inc.	17,349	648,159
Colfax Corp.(a)	15,288	444,575
Crane Co.	7,542	426,651
Cummins, Inc.	22,864	4,418,697
Donaldson Co., Inc.	19,677	951,186
Dover Corp.	22,281	2,293,383
Flowserve Corp.	20,057	558,989
Fortive Corp.	46,132	3,238,005
Gates Industrial Corp. PLC(a)(b)	7,152	75,382
Graco, Inc.	25,597	1,362,784
IDEX Corp.	11,678	1,924,768
Ingersoll Rand, Inc.(a)	53,724	1,697,141
ITT, Inc.	13,469	777,565
Lincoln Electric Holdings, Inc.	8,913	805,646
Middleby Corp.(a)	8,516	707,339
Nordson Corp.	8,904	1,724,082
Oshkosh Corp.	10,497	826,324
Otis Worldwide Corp.	63,216	3,966,172
PACCAR, Inc.	52,609	4,475,974
Parker-Hannifin Corp.	19,856	3,552,636
Pentair PLC	25,750	1,103,387
Snap-on, Inc.	8,310	1,212,180
Stanley Black & Decker, Inc.	23,939	3,670,327
Timken Co.	9,967	455,093
Toro Co.	16,569	1,182,198
Trinity Industries, Inc.	14,112	275,607
Valmont Industries, Inc.	3,247	393,536
Westinghouse Air Brake Technologies Corp.	28,056	1,744,803
Woodward, Inc.	8,761	656,549
Xylem, Inc.	27,732	2,023,881

		48,220,836

Marine — 0.0%
Kirby Corp.(a)	9,259	428,136

Media — 2.1%
Altice USA, Inc., Class A(a)	49,540	1,337,085
Cable One, Inc.	789	1,438,000
Discovery, Inc., Class A(a)(b)	23,787	501,906
Discovery, Inc., Class C(a)	51,436	974,712
DISH Network Corp., Class A(a)	38,370	1,232,061
Fox Corp., Class A	52,419	1,350,838
Fox Corp., Class B(a)	25,039	645,255
GCI Liberty, Inc., Class A(a)	15,294	1,198,897
Interpublic Group of Cos., Inc.	60,228	1,087,115
John Wiley & Sons, Inc., Class A	6,635	224,462
Liberty Broadband Corp., Class A(a)	3,916	528,699
Liberty Broadband Corp., Class C(a)	16,274	2,233,932
Liberty Media Corp. — Liberty Formula One, Class A(a)	3,867	127,959
Liberty Media Corp. — Liberty Formula One, Class C(a)(b)	30,721	1,088,752
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	12,835	446,530
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	27,102	948,299
Lions Gate Entertainment Corp., Class A(a)	7,972	61,066
Lions Gate Entertainment Corp., Class B(a)	17,575	124,958
Live Nation Entertainment, Inc.(a)	21,969	1,028,369
Madison Square Garden Sports Corp., Class A(a)	2,907	446,777

Security	Shares	Value

Media (continued)
New York Times Co., Class A	25,236	$1,164,389
News Corp., Class A	60,010	763,327
News Corp., Class B	18,997	242,402
Nexstar Media Group, Inc., Class A	6,853	600,665
Omnicom Group, Inc.	33,041	1,775,293
Sirius XM Holdings, Inc.	182,732	1,074,464
ViacomCBS, Inc., Class A	1,583	43,912
ViacomCBS, Inc., Class B	84,132	2,193,321

		24,883,445

Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	224,866	2,905,268
Nucor Corp.	46,723	1,960,030
Reliance Steel & Aluminum Co.	9,907	973,462
Royal Gold, Inc.	10,161	1,421,829
Steel Dynamics, Inc.	31,285	857,522

		8,118,111

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	88,025	1,197,140
Annaly Capital Management, Inc.	221,906	1,644,323

		2,841,463

Multi-Utilities — 2.2%
Ameren Corp.	38,184	3,063,884
CenterPoint Energy, Inc.	78,091	1,484,510
CMS Energy Corp.	44,297	2,842,981
Consolidated Edison, Inc.	51,961	3,992,164
DTE Energy Co.	29,497	3,410,738
MDU Resources Group, Inc.	30,899	648,261
NiSource, Inc.	58,890	1,439,861
Public Service Enterprise Group, Inc.	78,362	4,383,570
WEC Energy Group, Inc.	48,990	4,666,787

		25,932,756

Multiline Retail — 0.4%
Dollar Tree, Inc.(a)	36,396	3,397,567
Kohl’s Corp.	23,731	451,838
Nordstrom, Inc.(b)	17,323	237,152
Ollie’s Bargain Outlet Holdings, Inc.(a)	8,233	865,288

		4,951,845

Oil, Gas & Consumable Fuels — 2.4%
Antero Midstream Corp.	43,827	248,499
Apache Corp.	58,526	898,374
Cabot Oil & Gas Corp.	60,557	1,132,416
Cheniere Energy, Inc.(a)	35,872	1,774,947
Cimarex Energy Co.	15,792	386,272
Concho Resources, Inc.	30,221	1,587,811
Continental Resources, Inc.	11,583	200,270
Devon Energy Corp.	58,824	617,064
Diamondback Energy, Inc.	24,316	969,236
EQT Corp.	39,663	575,907
Equitrans Midstream Corp.	63,963	617,243
Hess Corp.	42,458	2,089,358
HollyFrontier Corp.	23,142	636,405
Marathon Oil Corp.	122,683	673,530
Marathon Petroleum Corp.	100,377	3,834,401
Murphy Oil Corp.	23,017	304,055
Noble Energy, Inc.	73,802	737,282
Occidental Petroleum Corp.	125,870	1,981,194
ONEOK, Inc.	68,017	1,898,354
Parsley Energy, Inc., Class A	46,692	512,678
Pioneer Natural Resources Co.	25,458	2,467,389
Targa Resources Corp.	35,703	652,651
Williams Cos., Inc.	188,585	3,607,631
WPX Energy, Inc.(a)	62,433	372,725

		28,775,692

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products — 0.1%
Coty, Inc., Class A	46,530	$172,626
Herbalife Nutrition Ltd.(a)	15,757	807,389
Nu Skin Enterprises, Inc., Class A	7,966	357,275

		1,337,290

Pharmaceuticals — 0.8%
Catalent, Inc.(a)	23,802	2,078,867
Elanco Animal Health, Inc.(a)(b)	61,973	1,464,422
Horizon Therapeutics PLC(a)	28,474	1,742,324
Jazz Pharmaceuticals PLC(a)	8,431	912,656
Mylan NV(a)	79,937	1,287,785
Nektar Therapeutics(a)(b)	26,654	590,653
Perrigo Co. PLC	21,102	1,118,828
Reata Pharmaceuticals, Inc., Class A(a)	3,698	546,194

		9,741,729

Professional Services — 2.0%
CoStar Group, Inc.(a)	5,964	5,067,968
Equifax, Inc.	18,758	3,049,300
FTI Consulting, Inc.(a)	5,656	675,553
IHS Markit Ltd.	61,564	4,970,062
ManpowerGroup, Inc.	8,982	617,872
Nielsen Holdings PLC	55,230	796,969
Paylocity Holding Corp.(a)	5,364	714,485
Robert Half International, Inc.	17,440	887,173
TransUnion	29,558	2,647,510
Verisk Analytics, Inc.	24,595	4,641,322

		24,068,214

Real Estate Management & Development — 0.3%
CBRE Group, Inc., Class A(a)	51,729	2,266,247
Howard Hughes Corp.(a)(b)	6,044	321,480
Jones Lang LaSalle, Inc.	7,982	789,500

		3,377,227

Road & Rail — 0.9%
AMERCO	1,381	438,785
JB Hunt Transport Services, Inc.	13,000	1,682,200
Kansas City Southern	14,701	2,526,367
Knight-Swift Transportation Holdings, Inc.	19,491	847,664
Landstar System, Inc.	5,926	721,668
Lyft, Inc., Class A(a)(b)	37,093	1,084,228
Old Dominion Freight Line, Inc.(b)	15,125	2,765,152
Ryder System, Inc.	8,209	300,696
Schneider National, Inc., Class B	8,744	219,737

		10,586,497

Semiconductors & Semiconductor Equipment — 3.2%
Cirrus Logic, Inc.(a)	8,942	612,795
Cree, Inc.(a)	17,004	1,171,916
Enphase Energy, Inc.(a)	16,492	995,457
Entegris, Inc.	20,768	1,493,427
First Solar, Inc.(a)(b)	12,886	767,361
Inphi Corp.(a)	7,414	968,713
KLA Corp.	24,077	4,811,307
Marvell Technology Group Ltd.	102,234	3,728,474
Maxim Integrated Products, Inc.	41,174	2,803,538
Microchip Technology, Inc.	36,411	3,704,091
MKS Instruments, Inc.	8,530	1,087,063
Monolithic Power Systems, Inc.	6,686	1,771,857
ON Semiconductor Corp.(a)	63,231	1,302,559
Qorvo, Inc.(a)	17,913	2,295,551
Skyworks Solutions, Inc.	25,863	3,765,136
SolarEdge Technologies, Inc.(a)(b)	7,553	1,322,530
Teradyne, Inc.	25,646	2,281,468
Xilinx, Inc.	37,884	4,066,847

		38,950,090

Security	Shares	Value

Software — 7.6%
Alteryx, Inc., Class A(a)	8,152	$1,430,594
Anaplan, Inc.(a)	20,300	921,823
ANSYS, Inc.(a)(b)	13,286	4,126,632
Aspen Technology, Inc.(a)(b)	10,546	1,025,704
Avalara, Inc.(a)(b)	11,903	1,600,358
Bill.Com Holdings, Inc.(a)(b)	2,502	232,961
Cadence Design Systems, Inc.(a)	42,758	4,671,311
CDK Global, Inc.	18,878	858,194
Ceridian HCM Holding, Inc.(a)	16,518	1,293,194
Citrix Systems, Inc.	19,110	2,728,144
Cloudflare, Inc., Class A(a)	16,986	706,957
Coupa Software, Inc.(a)	10,298	3,155,822
Crowdstrike Holdings, Inc., Class A(a)	17,880	2,024,016
Datadog, Inc., Class A(a)	23,637	2,218,569
DocuSign, Inc.(a)	27,342	5,928,569
Dropbox, Inc., Class A(a)	38,119	867,207
Dynatrace, Inc.(a)	23,541	984,720
Elastic NV(a)	8,447	812,517
Everbridge, Inc.(a)	5,352	764,266
Fair Isaac Corp.(a)	4,338	1,905,206
FireEye, Inc.(a)	33,146	500,505
Five9, Inc.(a)	9,628	1,163,255
Fortinet, Inc.(a)	20,616	2,851,193
Globant SA(a)	5,599	968,291
Guidewire Software, Inc.(a)(b)	12,875	1,514,873
HubSpot, Inc.(a)	6,410	1,503,850
LogMeIn, Inc.	7,484	642,202
Manhattan Associates, Inc.(a)	9,827	941,328
Medallia, Inc.(a)	12,692	390,025
New Relic, Inc.(a)(b)	7,772	551,113
NortonLifeLock, Inc.	86,479	1,854,975
Nuance Communications, Inc.(a)	43,579	1,191,886
Nutanix, Inc., Class A(a)	27,612	612,710
PagerDuty, Inc.(a)	10,555	321,716
Palo Alto Networks, Inc.(a)	15,159	3,879,491
Paycom Software, Inc.(a)	7,639	2,172,302
Pegasystems, Inc.	6,186	723,082
Pluralsight, Inc., Class A(a)(b)	14,459	306,097
Proofpoint, Inc.(a)	8,791	1,016,855
PTC, Inc.(a)	16,174	1,383,847
RealPage, Inc.(a)	13,585	855,991
RingCentral, Inc., Class A(a)	11,848	3,439,119
Slack Technologies, Inc., Class A(a)(b)	58,135	1,717,889
Smartsheet, Inc., Class A(a)	17,235	822,799
SolarWinds Corp.(a)	6,908	126,831
Splunk, Inc., Class A(a)	24,657	5,173,532
SS&C Technologies Holdings, Inc.	34,962	2,010,315
Synopsys, Inc.(a)	23,217	4,625,291
Trade Desk, Inc., Class A(a)	6,279	2,833,838
Tyler Technologies, Inc.(a)	6,056	2,163,506
Zendesk, Inc.(a)	17,513	1,596,310
Zscaler, Inc.(a)(b)	10,947	1,421,468
Zynga, Inc., Class A(a)	137,828	1,354,849

		90,888,098

Specialty Retail — 2.7%
Advance Auto Parts, Inc.	10,324	1,550,045
AutoNation, Inc.(a)	8,569	439,932
AutoZone, Inc.(a)	3,621	4,372,068
Best Buy Co., Inc.	35,479	3,533,354
Burlington Stores, Inc.(a)	10,074	1,893,912
CarMax, Inc.(a)	25,219	2,445,486
Carvana Co.(a)(b)	8,537	1,322,808
Dick’s Sporting Goods, Inc.	9,534	434,941
Five Below, Inc.(a)	8,463	921,705

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Floor & Decor Holdings, Inc., Class A(a)	12,623	$831,856
Foot Locker, Inc.	16,213	476,500
Gap, Inc.	28,392	379,601
L Brands, Inc.	35,497	866,482
O’Reilly Automotive, Inc.(a)	11,352	5,419,218
Penske Automotive Group, Inc.	4,934	221,142
Tiffany & Co.	18,777	2,353,885
Tractor Supply Co.	17,920	2,557,901
Ulta Beauty, Inc.(a)(b)	8,349	1,611,273
Williams-Sonoma, Inc.	11,908	1,037,425

		32,669,534

Technology Hardware, Storage & Peripherals — 0.9%
Hewlett Packard Enterprise Co.	200,024	1,974,237
HP, Inc.	221,990	3,902,584
NCR Corp.(a)	19,872	366,241
NetApp, Inc.	34,323	1,520,509
Pure Storage, Inc., Class A(a)	37,433	668,553
Western Digital Corp.	46,515	2,004,797
Xerox Holdings Corp.(a)	27,491	457,725

		10,894,646

Textiles, Apparel & Luxury Goods — 1.1%
Capri Holdings Ltd.(a)(b)	22,027	329,964
Carter’s, Inc.	6,639	522,622
Columbia Sportswear Co.	4,463	338,474
Hanesbrands, Inc.	54,001	763,034
Lululemon Athletica, Inc.(a)	17,621	5,737,221
PVH Corp.	10,948	532,730
Ralph Lauren Corp.	7,403	527,834
Skechers U.S.A., Inc., Class A(a)	20,747	607,472
Tapestry, Inc.	42,863	572,650
Under Armour, Inc., Class A(a)	29,046	305,564
Under Armour, Inc., Class C(a)	29,825	283,039
VF Corp.	50,624	3,055,665

		13,576,269

Thrifts & Mortgage Finance — 0.1%
LendingTree, Inc.(a)	1,236	428,014
MGIC Investment Corp.	51,817	428,527
New York Community Bancorp, Inc.	69,657	733,488
TFS Financial Corp.	7,766	112,452

		1,702,481

Trading Companies & Distributors — 1.0%
Air Lease Corp.	16,670	437,087
Fastenal Co.	88,798	4,177,058
HD Supply Holdings, Inc.(a)	24,917	874,587
MSC Industrial Direct Co., Inc., Class A	6,810	449,528
United Rentals, Inc.(a)	11,163	1,734,395
Univar Solutions, Inc.(a)	26,427	466,965
W.W. Grainger, Inc.	6,827	2,331,625
Watsco, Inc.	5,049	1,191,918

		11,663,163

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	11,606	347,716

Water Utilities — 0.5%
American Water Works Co., Inc.	28,104	4,138,876
Essential Utilities, Inc.	34,088	1,545,891

		5,684,767

Wireless Telecommunication Services — 0.0%
Telephone & Data Systems, Inc.	15,458	300,194
United States Cellular Corp.(a)	2,286	67,826

		368,020

Total Common Stocks — 99.4% (Cost — $946,470,112)		1,193,508,954

Security	Shares	Value
Investment Companies — 0.3%

Equity Fund — 0.3%
iShares Russell Mid-Cap ETF(e)	63,088	$3,581,506

Total Investment Companies — 0.3% (Cost — $2,353,914)		3,581,506

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
Occidental Petroleum Corp., (Expires 8/3/27)(a)	15,821	88,598

Total Warrants — 0.0% (Cost — $—)		88,598

Total Long-Term Investments — 99.7% (Cost — $948,824,026)		1,197,179,058

Short-Term Securities — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.43%(c)(d)(e)	28,488,916	28,520,253
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.15%(c)(e)	2,996,526	2,996,526

Total Short-Term Securities — 2.6% (Cost — $31,479,089)		31,516,779

Total Investments — 102.3% (Cost — $980,303,115)		1,228,695,837

Liabilities in Excess of Other Assets — (2.3)%		(27,540,173)

Net Assets — 100.0%		$1,201,155,664

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund

(e)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	36,749,992	—	(8,261,076	)(b)	28,488,916	$28,520,253	$281,581	(c)	$(7,599)	$29,854
BlackRock Cash Funds: Treasury, SL Agency Shares	13,140,461	—	(10,143,935	)(b)	2,996,526	2,996,526	144,162		—	—
iShares Russell Mid-Cap ETF	127,180	1,142,741	(1,206,833)		63,088	3,581,506	179,801		(940,781)	958,117

						$35,098,285	$605,544		$(948,380)	$987,971

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 400 E-Mini Index	14	09/18/20	$2,605	$59,952
S&P 500 E-Mini Index	10	09/18/20	1,632	31,019

				$90,971

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$90,971	$—	$—	$—	$90,971

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$235,582	$—	$—	$—	$235,582

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$98,470	$—	$—	$—	$98,470

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2020	iShares Russell Mid-Cap Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,970,133

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,193,508,954	$—	$—	$1,193,508,954
Investment Companies	3,581,506	—	—	3,581,506
Warrants	88,598	—	—	88,598
Short-Term Securities:
Short-Term Securities	31,516,779	—	—	31,516,779

	$1,228,695,837	$—	$—	$1,228,695,837

Derivative Financial Instruments(a)
Assets:
Equity contracts	$90,971	$—	$—	$90,971

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Aerospace & Defense — 1.2%
AAR Corp.	1,973	$33,975
Aerojet Rocketdyne Holdings, Inc.(a)	4,361	179,891
AeroVironment, Inc.(a)	1,239	94,846
Astronics Corp.(a)	1,123	9,770
Axon Enterprise, Inc.(a)	3,629	301,679
Cubic Corp.	1,828	76,776
Curtiss-Wright Corp.	2,395	213,442
Ducommun, Inc.(a)	660	23,727
Hexcel Corp.	4,933	184,001
Howmet Aerospace, Inc.	23,196	342,837
Huntington Ingalls Industries, Inc.	2,310	401,270
Kratos Defense & Security Solutions, Inc.(a)	6,065	109,231
Maxar Technologies, Inc.(a)	3,386	60,237
Mercury Systems, Inc.(a)(b)	3,219	249,247
Moog, Inc., Class A	1,960	105,291
National Presto Industries, Inc.	280	23,909
PAE, Inc.(a)	3,387	26,690
Park Aerospace Corp.	1,989	21,441
Parsons Corp.(a)	1,299	45,244
Spirit AeroSystems Holdings, Inc., Class A	6,031	118,027
Textron, Inc.	13,306	464,912
Triumph Group, Inc.	2,190	14,848
Vectrus, Inc.(a)	671	29,517
Virgin Galactic Holdings, Inc.(a)(b)	3,451	77,475

		3,208,283

Air Freight & Logistics — 0.3%
Air Transport Services Group, Inc.(a)	3,357	81,810
Atlas Air Worldwide Holdings, Inc.(a)	1,470	76,558
Echo Global Logistics, Inc.(a)	1,592	39,903
Forward Air Corp.	1,867	97,065
Hub Group, Inc., Class A(a)	1,881	99,505
Park-Ohio Holdings Corp.	471	6,792
Radiant Logistics, Inc.(a)	1,614	6,860
XPO Logistics, Inc.(a)	5,361	402,182

		810,675

Airlines — 0.4%
Alaska Air Group, Inc.	7,082	243,904
Allegiant Travel Co.	748	83,798
American Airlines Group, Inc.(b)	28,995	322,424
Copa Holdings SA, Class A	1,944	80,559
Hawaiian Holdings, Inc.	2,662	31,651
JetBlue Airways Corp.(a)(b)	15,532	160,601
Mesa Air Group, Inc.(a)	1,375	4,263
SkyWest, Inc.	2,896	76,194
Spirit Airlines, Inc.(a)	4,943	78,149

		1,081,543

Auto Components — 1.0%
Adient PLC(a)	5,020	83,533
American Axle & Manufacturing Holdings, Inc.(a)	6,522	46,045
BorgWarner, Inc.	12,258	448,643
Cooper Tire & Rubber Co.	2,835	88,055
Cooper-Standard Holdings, Inc.(a)	836	8,954
Dana, Inc.	8,290	94,755
Dorman Products, Inc.(a)	1,520	124,260
Fox Factory Holding Corp.(a)	2,281	203,009
Gentex Corp.	14,465	390,410
Gentherm, Inc.(a)	1,905	73,857
Goodyear Tire & Rubber Co.	13,218	119,094
LCI Industries	1,405	176,749
Lear Corp.	3,550	391,849

Security	Shares	Value

Auto Components (continued)
Modine Manufacturing Co.(a)	2,488	$13,535
Motorcar Parts of America, Inc.(a)(b)	1,186	19,741
Standard Motor Products, Inc.	1,198	54,485
Stoneridge, Inc.(a)	1,539	31,888
Tenneco, Inc., Class A(a)	2,345	17,376
Visteon Corp.(a)(b)	1,770	128,520
Workhorse Group, Inc.(a)(b)	3,593	55,763
XPEL, Inc.(a)	949	15,972

		2,586,493

Automobiles — 0.3%
Harley-Davidson, Inc.(b)	9,210	239,736
Thor Industries, Inc.(b)	3,241	369,442
Winnebago Industries, Inc.(b)	1,779	107,469

		716,647

Banks — 5.2%
1st Constitution Bancorp	645	7,972
1st Source Corp.	1,111	36,796
ACNB Corp.	459	9,455
Allegiance Bancshares, Inc.	1,588	38,731
Altabancorp	1,002	18,787
Amalgamated Bank, Class A	644	7,438
Amerant Bancorp, Inc.(a)	1,323	17,662
American National Bankshares, Inc.	660	14,494
Ameris Bancorp	4,380	101,068
Ames National Corp.	530	9,805
Arrow Financial Corp.	959	26,181
Associated Banc-Corp	9,115	117,037
Atlantic Capital Bancshares, Inc.(a)	1,165	11,650
Atlantic Union Bankshares Corp.	4,553	102,761
Auburn National BanCorp., Inc.	141	6,416
BancFirst Corp.	1,185	51,619
Banco Latinoamericano de Comercio Exterior SA	1,922	22,430
Bancorp, Inc.(a)	3,130	29,516
BancorpSouth Bank	6,319	132,257
Bank First Corp.	368	22,893
Bank of Commerce Holdings	768	5,798
Bank of Hawaii Corp.	2,510	142,141
Bank of Marin Bancorp	883	27,735
Bank of NT Butterfield & Son Ltd.	2,941	76,554
Bank of Princeton	386	6,944
Bank OZK	7,369	177,224
Bank7 Corp.	125	1,239
BankFinancial Corp.	1,007	7,341
BankUnited, Inc.	5,359	107,930
Bankwell Financial Group, Inc.	342	5,096
Banner Corp.	1,390	49,248
Bar Harbor Bankshares	913	18,150
Baycom Corp.(a)	919	9,447
BCB Bancorp, Inc.	694	5,587
BOK Financial Corp.	1,825	101,652
Boston Private Financial Holdings, Inc.	4,308	25,353
Bridge Bancorp, Inc.	1,249	22,594
Bryn Mawr Bank Corp.	1,311	34,138
Business First Bancshares, Inc.	693	9,453
Byline Bancorp, Inc.	1,534	19,881
C&F Financial Corp.	146	4,285
Cadence BanCorp	5,144	40,175
California Bancorp, Inc.(a)	457	5,991
Cambridge Bancorp	356	19,292
Camden National Corp.	937	29,694
Capital Bancorp, Inc.(a)	264	2,804
Capital City Bank Group, Inc.	884	16,646
Capstar Financial Holdings, Inc.	1,072	10,881

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Carter Bank & Trust	1,293	$9,116
Cathay General Bancorp	4,890	118,240
CB Financial Services, Inc.	295	5,104
CBTX, Inc.	1,164	18,380
Central Pacific Financial Corp.	715	11,125
Central Valley Community Bancorp	698	9,172
Century Bancorp, Inc., Class A	157	10,933
Chemung Financial Corp.	272	7,347
ChoiceOne Financial Services, Inc.	400	11,400
CIT Group, Inc.	5,647	107,124
Citizens & Northern Corp.	890	15,753
Citizens Holding Co.	270	5,821
City Holding Co.	1,108	69,206
Civista Bancshares, Inc.	1,055	13,852
CNB Financial Corp.	964	15,742
Coastal Financial Corp.(a)	381	5,094
Codorus Valley Bancorp, Inc.	558	6,557
Colony Bankcorp, Inc.	304	3,244
Columbia Banking System, Inc.	4,204	121,622
Comerica, Inc.	8,285	319,138
Commerce Bancshares, Inc.	5,897	337,662
Community Bank System, Inc.	2,633	148,054
Community Bankers Trust Corp.	1,006	5,191
Community Financial Corp.	814	18,331
Community Trust Bancorp, Inc.	1,000	30,610
ConnectOne Bancorp, Inc.	2,221	30,628
County Bancorp, Inc.	307	5,698
CrossFirst Bankshares, Inc.(a)(b)	2,931	26,877
Cullen/Frost Bankers, Inc.	3,333	240,176
Customers Bancorp, Inc.(a)	2,707	32,078
CVB Financial Corp.	7,728	139,645
Delmar Bancorp	646	3,760
Eagle Bancorp Montana, Inc.	411	6,350
Eagle Bancorp, Inc.	1,363	40,999
East West Bancorp, Inc.	8,313	288,129
Enterprise Bancorp, Inc.	520	11,180
Enterprise Financial Services Corp.	1,489	43,270
Equity Bancshares, Inc., Class A(a)	729	10,308
Esquire Financial Holdings, Inc.(a)	330	5,132
Evans Bancorp, Inc.	193	4,256
Farmers & Merchants Bancorp, Inc./Archbold	529	11,368
Farmers National Banc Corp.	1,941	20,982
FB Financial Corp.	1,032	26,223
Fidelity D&D Bancorp, Inc.	254	11,598
Financial Institutions, Inc.	1,131	16,705
First Bancorp, Inc.	776	15,629
First BanCorp, Puerto Rico	11,430	62,179
First Bancorp/Southern Pines	1,920	39,667
First Bancshares, Inc.	1,244	24,768
First Bank/Hamilton	786	5,133
First Busey Corp.	3,335	57,028
First Business Financial Services, Inc.	336	4,996
First Capital, Inc.	226	12,093
First Choice Bancorp	535	8,095
First Citizens BancShares, Inc., Class A	387	164,812
First Commonwealth Financial Corp.	5,243	41,262
First Community Bancshares, Inc.	1,115	21,809
First Community Corp.	450	6,030
First Financial Bancorp	4,073	56,676
First Financial Bankshares, Inc.	7,632	228,349
First Financial Corp.	869	29,051
First Foundation, Inc.	2,508	38,548
First Guaranty Bancshares, Inc.	384	4,527
First Hawaiian, Inc.	7,567	131,514

Security	Shares	Value

Banks (continued)
First Horizon National Corp.	33,497	$310,517
First Internet Bancorp	483	7,076
First Interstate Bancsystem, Inc., Class A	2,489	72,455
First Merchants Corp.	3,285	80,253
First Mid Bancshares, Inc.	1,117	27,266
First Midwest Bancorp, Inc.	6,221	75,492
First Northwest Bancorp	423	4,336
First of Long Island Corp.	1,666	24,840
First Savings Financial Group, Inc.	113	4,803
First United Corp.	412	4,454
First Western Financial, Inc.(a)	373	5,263
FNB Corp.	18,939	140,338
FNCB Bancorp, Inc.	991	5,540
Franklin Financial Network, Inc.	781	20,618
Franklin Financial Services Corp.	294	7,091
Fulton Financial Corp.	9,149	88,745
FVCBankcorp, Inc.(a)	594	5,857
German American Bancorp, Inc.	1,488	42,319
Glacier Bancorp, Inc.	5,686	200,773
Great Southern Bancorp, Inc.	654	23,590
Great Western Bancorp, Inc.	2,314	30,082
Guaranty Bancshares, Inc.	399	10,813
Hancock Whitney Corp.	5,026	95,796
Hanmi Financial Corp.	814	7,513
HarborOne Bancorp, Inc.(a)	3,159	27,357
Hawthorn Bancshares, Inc.	314	5,187
HBT Financial, Inc.	587	7,056
Heartland Financial USA, Inc.	2,034	63,542
Heritage Commerce Corp.	3,774	25,588
Heritage Financial Corp.	1,541	29,148
Home BancShares, Inc.	9,085	148,358
HomeTrust Bancshares, Inc.	876	12,632
Hope Bancorp, Inc.	4,942	41,661
Horizon Bancorp	2,298	23,233
Howard Bancorp, Inc.(a)	621	5,906
Independent Bank Corp.	3,285	143,193
Independent Bank Group, Inc.	2,133	93,703
International Bancshares Corp.	3,496	106,348
Investar Holding Corp.	724	9,651
Investors Bancorp, Inc.	14,904	121,020
Lakeland Bancorp, Inc.	2,903	29,553
Lakeland Financial Corp.	1,414	62,584
Landmark Bancorp Inc/Manhattan	246	5,068
LCNB Corp.	699	8,751
Level One Bancorp, Inc.	336	5,433
Live Oak Bancshares, Inc.	1,664	28,305
Macatawa Bank Corp.	2,222	15,998
Mackinac Financial Corp.	391	3,558
MainStreet Bancshares, Inc.(a)	295	3,814
Mercantile Bank Corp.	1,072	22,823
Meridian Corp.(a)	328	4,927
Metrocity Bankshares, Inc.	851	11,471
Metropolitan Bank Holding Corp.(a)	484	14,317
Mid Penn Bancorp, Inc.	516	9,918
Middlefield Banc Corp.	353	6,227
Midland States Bancorp, Inc.	1,389	19,571
MidWestOne Financial Group, Inc.	972	17,574
MVB Financial Corp.	703	9,294
National Bank Holdings Corp., Class A	1,196	33,225
National Bankshares, Inc.	350	8,778
NBT Bancorp, Inc.	1,797	53,533
Nicolet Bankshares, Inc.(a)	575	32,211
Northeast Bank(a)	309	5,883
Northrim BanCorp, Inc.	325	7,482

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Norwood Financial Corp.	265	$6,418
Oak Valley Bancorp	300	3,840
OFG Bancorp	2,710	35,447
Ohio Valley Banc Corp.	200	3,940
Old National Bancorp	9,602	134,332
Old Second Bancorp, Inc.	2,326	19,352
Origin Bancorp, Inc.	1,387	32,927
Orrstown Financial Services, Inc.	493	6,705
Pacific Premier Bancorp, Inc.	5,038	105,848
PacWest Bancorp	6,732	123,027
Park National Corp.	840	72,038
Parke Bancorp, Inc.	468	5,471
PCB Bancorp	756	6,955
Peapack Gladstone Financial Corp.	1,175	19,129
Penns Woods Bancorp, Inc.	318	6,424
People’s United Financial, Inc.	24,918	268,865
Peoples Bancorp of North Carolina, Inc.	237	3,922
Peoples Bancorp, Inc.	1,308	26,252
Peoples Financial Services Corp.	376	13,502
Pinnacle Financial Partners, Inc.	4,287	169,851
Plumas Bancorp	290	6,052
Popular, Inc.	4,985	184,993
Preferred Bank	921	34,307
Premier Financial Bancorp, Inc.	602	6,381
Professional Holding Corp., Class A(a)	149	1,685
Prosperity Bancshares, Inc.	5,270	292,801
QCR Holdings, Inc.	1,011	30,209
RBB Bancorp	994	12,723
Red River Bancshares, Inc.	271	10,851
Reliant Bancorp Inc.	897	13,231
Renasant Corp.	3,183	73,941
Republic Bancorp, Inc., Class A	679	20,519
Republic First Bancorp, Inc.(a)	2,161	5,035
Richmond Mutual BanCorp., Inc.	732	8,440
S&T Bancorp, Inc.	2,774	59,641
Salisbury Bancorp, Inc.	154	5,607
Sandy Spring Bancorp, Inc.	2,819	65,175
SB Financial Group, Inc.	426	5,291
SB One Bancorp	585	10,828
Seacoast Banking Corp. of Florida(a)	2,913	54,997
Select Bancorp, Inc.(a)	788	6,154
ServisFirst Bancshares, Inc.	2,850	104,281
Shore Bancshares, Inc.	727	6,739
Sierra Bancorp	947	16,648
Signature Bank	3,063	314,049
Silvergate Capital Corp., Class A(a)(b)	903	12,344
Simmons First National Corp., Class A	5,637	93,518
SmartFinancial, Inc.	880	12,549
South Plains Financial, Inc.	568	7,588
South State Corp.	4,000	190,640
Southern First Bancshares, Inc.(a)	519	12,664
Southern National Bancorp of Virginia, Inc.	1,386	11,670
Southside Bancshares, Inc.	1,733	48,004
Spirit of Texas Bancshares, Inc.(a)	780	9,087
Sterling Bancorp	12,387	139,354
Stock Yards Bancorp, Inc.	1,321	51,638
Summit Financial Group, Inc.	760	11,430
Synovus Financial Corp.	8,449	170,247
TCF Financial Corp.	9,171	252,111
Texas Capital Bancshares, Inc.(a)	2,915	96,836
Tompkins Financial Corp.	839	54,141
TowneBank	4,125	72,765
Trico Bancshares	1,476	41,328
TriState Capital Holdings, Inc.(a)	1,756	23,267

Security	Shares	Value

Banks (continued)
Triumph Bancorp, Inc.(a)	1,778	$46,584
Trustmark Corp.	4,174	93,998
UMB Financial Corp.	2,782	138,544
Umpqua Holdings Corp.	12,854	139,466
United Bankshares, Inc.	7,351	193,478
United Community Banks, Inc.	3,272	58,667
United Security Bancshares	1,160	7,262
Unity Bancorp, Inc.	440	5,504
Univest Financial Corp.	1,934	29,571
Valley National Bancorp	24,672	184,300
Veritex Holdings, Inc.	2,717	45,428
Washington Trust Bancorp, Inc.	1,041	34,707
Webster Financial Corp.	5,174	141,095
WesBanco, Inc.	3,884	77,020
West BanCorp., Inc.	1,048	17,198
Westamerica BanCorp	1,474	88,971
Western Alliance Bancorp	5,653	203,225
Wintrust Financial Corp.	3,628	155,278
Zions Bancorp. NA	9,589	311,355

		13,396,953

Beverages — 0.3%
Boston Beer Co., Inc., Class A(a)(b)	510	413,325
Celsius Holdings, Inc.(a)	1,969	28,885
Coca-Cola Consolidated, Inc.	268	61,522
Craft Brew Alliance, Inc.(a)(b)	567	8,397
MGP Ingredients, Inc.(b)	757	27,457
National Beverage Corp.(a)(b)	691	44,328
New Age Beverages Corp.(b)	5,979	13,572
Primo Water Corp.(b)	9,454	134,341

		731,827

Biotechnology — 6.0%
89bio, Inc.(a)	127	3,858
Abeona Therapeutics, Inc.(a)	2,644	7,535
ACADIA Pharmaceuticals, Inc.(a)(b)	6,496	270,039
Acceleron Pharma, Inc.(a)	2,938	291,361
ADMA Biologics, Inc.(a)	3,350	11,960
Aduro Biotech, Inc.(a)	3,291	9,281
Adverum Biotechnologies, Inc.(a)	4,162	69,797
Aeglea BioTherapeutics, Inc.(a)	2,391	16,378
Affimed NV(a)	4,645	16,397
Agenus, Inc.(a)	8,302	25,238
Agios Pharmaceuticals, Inc.(a)	3,714	168,318
Aimmune Therapeutics, Inc.(a)(b)	2,655	35,073
Akcea Therapeutics, Inc.(a)(b)	973	10,547
Akebia Therapeutics, Inc.(a)	7,421	82,893
Akero Therapeutics, Inc.(a)	639	22,435
Albireo Pharma, Inc.(a)(b)	784	22,156
Alector, Inc.(a)	2,636	41,306
Alkermes PLC(a)	9,576	172,464
Allakos, Inc.(a)(b)	1,387	104,122
Allogene Therapeutics, Inc.(a)	2,935	107,626
AMAG Pharmaceuticals, Inc.(a)	1,473	14,075
Amicus Therapeutics, Inc.(a)	15,052	217,501
AnaptysBio, Inc.(a)	1,213	21,785
Anavex Life Sciences Corp.(a)(b)	3,342	14,103
Apellis Pharmaceuticals, Inc.(a)	3,419	88,518
Applied Genetic Technologies Corp.(a)	1,341	7,080
Applied Therapeutics, Inc.(a)	753	19,427
Aprea Therapeutics, Inc.(a)	553	15,169
Aptinyx, Inc.(a)	1,401	5,282
Aravive, Inc.(a)	686	4,041
Arcturus Therapeutics Holdings Ltd.(a)	736	38,441
Arcus Biosciences, Inc.(a)	1,828	35,975

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Arcutis Biotherapeutics, Inc.(a)(b)	494	$13,190
Ardelyx, Inc.(a)	4,121	23,284
Arena Pharmaceuticals, Inc.(a)	3,369	206,823
Arrowhead Pharmaceuticals, Inc.(a)	5,895	253,898
Atara Biotherapeutics, Inc.(a)	3,287	40,726
Athenex, Inc.(a)	4,364	46,302
Athersys, Inc.(a)	12,315	31,526
Atreca, Inc., Class A(a)	1,217	15,760
AVEO Pharmaceuticals, Inc.(a)	841	3,583
Avid Bioservices, Inc.(a)	3,564	26,445
Avrobio, Inc.(a)	1,762	29,866
Axcella Health, Inc.(a)	889	3,992
Beam Therapeutics, Inc.(a)(b)	678	13,113
Beyondspring, Inc.(a)	642	7,081
BioCryst Pharmaceuticals, Inc.(a)	8,962	36,475
Biohaven Pharmaceutical Holding Co. Ltd.(a)	2,788	178,544
Biospecifics Technologies Corp.(a)(b)	373	23,372
Bioxcel Therapeutics, Inc.(a)	597	27,080
Black Diamond Therapeutics, Inc.(a)	740	20,587
Bluebird Bio, Inc.(a)(b)	3,704	224,833
Blueprint Medicines Corp.(a)	3,087	225,907
BrainStorm Cell Therapeutics, Inc.(a)(b)	1,503	20,366
Bridgebio Pharma, Inc.(a)	4,370	122,972
Cabaletta Bio, Inc.(a)	849	9,704
Calithera Biosciences, Inc.(a)	3,773	17,733
Calyxt, Inc.(a)(b)	478	2,108
CareDx, Inc.(a)(b)	2,445	81,541
CASI Pharmaceuticals, Inc.(a)	3,905	7,537
Castle Biosciences, Inc.(a)	722	27,956
Catabasis Pharmaceuticals, Inc.(a)	1,034	5,977
Catalyst Biosciences, Inc.(a)	1,015	5,187
Catalyst Pharmaceuticals, Inc.(a)	5,721	24,600
CEL-SCI Corp.(a)(b)	2,228	27,872
Cellular Biomedicine Group, Inc.(a)	603	7,942
Centogene NV(a)	346	4,394
Checkpoint Therapeutics, Inc.(a)	1,158	2,606
ChemoCentryx, Inc.(a)	2,665	140,472
Chiasma, Inc.(a)	2,155	9,417
Chimerix, Inc.(a)	3,328	10,350
Cidara Therapeutics, Inc.(a)	1,880	6,862
Clovis Oncology, Inc.(a)(b)	4,130	23,913
Cohbar, Inc.(a)	2,014	3,001
Coherus Biosciences, Inc.(a)	3,334	58,645
Concert Pharmaceuticals, Inc.(a)(b)	1,705	15,805
Constellation Pharmaceuticals, Inc.(a)	1,525	41,007
Contra GTX, Inc.(b)(c)	23	47
ContraFect Corp.(a)	781	4,342
Corbus Pharmaceuticals Holdings, Inc.(a)	3,727	23,368
Cortexyme, Inc.(a)(b)	899	35,825
Crinetics Pharmaceuticals, Inc.(a)(b)	1,546	21,458
Cue Biopharma, Inc.(a)	1,564	29,575
Cyclerion Therapeutics, Inc.(a)	984	3,759
Cytokinetics, Inc.(a)	3,193	69,033
CytomX Therapeutics, Inc.(a)(b)	2,816	19,740
Deciphera Pharmaceuticals, Inc.(a)	2,252	104,425
Denali Therapeutics, Inc.(a)	3,577	83,773
Dermtech, Inc.(a)	462	4,893
Dicerna Pharmaceuticals, Inc.(a)	3,702	79,593
Dyadic International, Inc.(a)	1,100	9,548
Dynavax Technologies Corp.(a)(b)	5,331	43,234
Eagle Pharmaceuticals, Inc.(a)	647	30,014
Editas Medicine, Inc.(a)(b)	3,165	92,924
Eidos Therapeutics, Inc.(a)	659	26,426
Eiger Biopharmaceuticals, Inc.(a)	1,515	15,226

Security	Shares	Value

Biotechnology (continued)
Emergent Biosolutions, Inc.(a)	2,653	$295,120
Enanta Pharmaceuticals, Inc.(a)	1,112	50,985
Enochian Biosciences, Inc.(a)	782	3,011
Epizyme, Inc.(a)	5,084	70,363
Esperion Therapeutics, Inc.(a)(b)	1,523	57,310
Evelo Biosciences, Inc.(a)(b)	541	2,061
Exelixis, Inc.(a)	17,943	414,304
Exicure, Inc.(a)	3,361	7,529
Fate Therapeutics, Inc.(a)	3,567	111,540
Fennec Pharmaceuticals, Inc.(a)	1,219	10,294
FibroGen, Inc.(a)	4,952	200,407
Five Prime Therapeutics, Inc.(a)	1,464	8,638
Flexion Therapeutics, Inc.(a)(b)	1,989	26,991
Fortress Biotech, Inc.(a)	3,272	9,080
Frequency Therapeutics, Inc.(a)	1,606	33,951
G1 Therapeutics, Inc.(a)(b)	2,035	29,853
Galectin Therapeutics, Inc.(a)(b)	2,234	5,831
Galera Therapeutics, Inc.(a)	524	3,647
Genprex, Inc.(a)(b)	1,610	5,426
Geron Corp.(a)(b)	11,413	18,147
Global Blood Therapeutics, Inc.(a)(b)	3,506	236,585
GlycoMimetics, Inc.(a)	1,412	5,563
Gossamer Bio, Inc.(a)	2,833	33,769
Gritstone Oncology, Inc.(a)	2,023	6,484
Halozyme Therapeutics, Inc.(a)	8,313	226,030
Harpoon Therapeutics, Inc.(a)	601	6,617
Heron Therapeutics, Inc.(a)(b)	5,002	81,483
Homology Medicines, Inc.(a)	1,934	25,432
Hookipa Pharma, Inc.(a)(b)	883	8,530
iBio, Inc.(a)(b)	3,305	14,674
Ideaya Biosciences, Inc.(a)	686	8,650
IGM Biosciences, Inc.(a)	400	20,104
Immunic, Inc.(a)(b)	326	5,607
ImmunoGen, Inc.(a)	9,858	40,516
Immunomedics, Inc.(a)(b)	12,167	513,812
Immunovant, Inc.(a)	1,078	24,374
Inovio Pharmaceuticals, Inc.(a)(b)	8,454	164,346
Insmed, Inc.(a)	5,762	150,503
Intellia Therapeutics, Inc.(a)(b)	2,502	44,561
Intercept Pharmaceuticals, Inc.(a)(b)	1,477	67,410
Invitae Corp.(a)(b)	6,840	199,728
Ionis Pharmaceuticals, Inc.(a)	7,786	448,162
Iovance Biotherapeutics, Inc.(a)(b)	7,747	225,205
Ironwood Pharmaceuticals, Inc.(a)	9,108	83,520
IVERIC bio, Inc.(a)	2,545	10,205
Jounce Therapeutics, Inc.(a)	663	3,037
Kadmon Holdings, Inc.(a)	9,496	34,755
KalVista Pharmaceuticals, Inc.(a)	663	6,517
Karuna Therapeutics, Inc.(a)	943	77,137
Karyopharm Therapeutics, Inc.(a)	3,994	64,104
Keros Therapeutics, Inc.(a)	393	12,615
Kezar Life Sciences, Inc.(a)	1,483	6,481
Kindred Biosciences, Inc.(a)	1,751	5,761
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	1,088	21,238
Kodiak Sciences, Inc.(a)(b)	1,656	76,722
Krystal Biotech, Inc.(a)	725	29,935
Kura Oncology, Inc.(a)(b)	3,029	49,797
La Jolla Pharmaceutical Co.(a)(b)	861	3,427
Lexicon Pharmaceuticals, Inc.(a)(b)	1,794	3,480
Ligand Pharmaceuticals, Inc.(a)	829	97,142
LogicBio Therapeutics, Inc.(a)	379	2,971
MacroGenics, Inc.(a)	2,815	71,501
Madrigal Pharmaceuticals, Inc.(a)	503	51,613
Magenta Therapeutics, Inc.(a)	858	6,023

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
MannKind Corp.(a)	13,102	$20,439
Marker Therapeutics, Inc.(a)(b)	1,128	2,267
MediciNova, Inc.(a)	1,987	12,359
MEI Pharma, Inc.(a)	5,661	15,709
MeiraGTx Holdings PLC(a)	1,176	15,276
Mersana Therapeutics, Inc.(a)	2,588	51,449
Minerva Neurosciences, Inc.(a)(b)	1,952	6,803
Mirati Therapeutics, Inc.(a)	2,168	263,000
Mirum Pharmaceuticals, Inc.(a)	259	5,719
Molecular Templates, Inc.(a)	1,368	15,007
Momenta Pharmaceuticals, Inc.(a)	6,964	205,368
Morphic Holding, Inc.(a)(b)	783	17,625
Mustang Bio, Inc.(a)	1,547	4,765
Myriad Genetics, Inc.(a)	3,958	47,773
NantKwest, Inc.(a)(b)	1,622	18,134
Natera, Inc.(a)	4,138	198,707
Neoleukin Therapeutics, Inc.(a)(b)	1,675	16,214
Neubase Therapeutics, Inc.(a)	974	7,242
Neurocrine Biosciences, Inc.(a)	5,439	654,638
NextCure, Inc.(a)	869	7,751
Novavax, Inc.(a)	3,419	489,259
Nymox Pharmaceutical Corp.(a)	2,224	7,161
Oncocyte Corp.(a)	2,482	3,351
OPKO Health, Inc.(a)(b)	22,707	116,941
Organogenesis Holdings, Inc.(a)(b)	528	1,943
Orgenesis, Inc.(a)	1,020	5,630
ORIC Pharmaceuticals, Inc.(a)	491	9,854
Ovid therapeutics, Inc.(a)	2,415	15,577
Oyster Point Pharma, Inc.(a)	274	6,129
Passage Bio, Inc.(a)	773	12,090
PDL BioPharma, Inc.(a)	6,989	22,225
Pfenex, Inc.(a)	2,000	14,180
PhaseBio Pharmaceuticals, Inc.(a)(b)	571	2,284
Pieris Pharmaceuticals, Inc.(a)	2,480	6,374
Precigen, Inc.(a)(b)	3,885	16,356
Precision BioSciences, Inc.(a)	2,601	16,542
Prevail Therapeutics, Inc.(a)	950	14,222
Principia Biopharma, Inc.(a)	1,675	140,030
Protagonist Therapeutics, Inc.(a)	1,290	20,292
Prothena Corp. PLC(a)	1,951	23,880
PTC Therapeutics, Inc.(a)	3,518	162,989
Puma Biotechnology, Inc.(a)	1,922	19,816
Radius Health, Inc.(a)	2,595	32,567
Rapt Therapeutics, Inc.(a)	623	13,457
Recro Pharma, Inc.(a)	960	3,926
REGENXBIO, Inc.(a)	1,980	65,538
Replimune Group, Inc.(a)	983	19,631
Retrophin, Inc.(a)	2,373	47,175
Revolution Medicines, Inc.(a)	1,018	24,554
Rhythm Pharmaceuticals, Inc.(a)	1,922	36,941
Rigel Pharmaceuticals, Inc.(a)	10,638	24,467
Rocket Pharmaceuticals, Inc.(a)(b)	2,053	48,307
Rubius Therapeutics, Inc.(a)	1,843	9,049
Sage Therapeutics, Inc.(a)	3,163	144,138
Sangamo Therapeutics, Inc.(a)	6,811	73,763
Sarepta Therapeutics, Inc.(a)(b)	4,390	673,953
Savara, Inc.(a)	1,819	3,620
Scholar Rock Holding Corp.(a)	1,300	14,677
Selecta Biosciences, Inc.(a)	3,826	9,106
Seres Therapeutics, Inc.(a)	2,903	10,857
Soleno Therapeutics, Inc.(a)	2,648	4,555
Solid Biosciences, Inc.(a)	943	2,480
Sorrento Therapeutics, Inc.(a)(b)	10,017	89,352
Spectrum Pharmaceuticals, Inc.(a)(b)	6,822	20,398

Security	Shares	Value

Biotechnology (continued)
Spero Therapeutics, Inc.(a)	981	$11,478
SpringWorks Therapeutics, Inc.(a)	1,206	51,412
Stoke Therapeutics, Inc.(a)	717	18,061
Strongbridge Biopharma PLC(a)	1,475	4,971
Sutro Biopharma, Inc.(a)	1,034	8,034
Syndax Pharmaceuticals, Inc.(a)	1,546	21,814
Syros Pharmaceuticals, Inc.(a)	2,362	22,415
TCR2 Therapeutics, Inc.(a)	930	15,578
TG Therapeutics, Inc.(a)	5,509	107,866
Translate Bio, Inc.(a)	2,883	43,793
Turning Point Therapeutics, Inc.(a)	1,585	93,880
Twist Bioscience Corp.(a)(b)	1,703	95,436
Tyme Technologies, Inc.(a)(b)	3,461	4,119
Ultragenyx Pharmaceutical, Inc.(a)(b)	3,372	263,556
United Therapeutics Corp.(a)	2,576	287,147
UNITY Biotechnology, Inc.(a)	1,938	18,275
UroGen Pharma Ltd.(a)	1,084	23,946
Vanda Pharmaceuticals, Inc.(a)	3,016	30,401
Vaxart, Inc.(a)	2,512	23,588
VBI Vaccines, Inc.(a)	9,803	39,898
Veracyte, Inc.(a)	2,856	101,874
Verastem, Inc.(a)	9,309	12,474
Vericel Corp.(a)	2,576	42,478
Viela Bio, Inc.(a)(b)	1,139	41,699
Viking Therapeutics, Inc.(a)(b)	3,796	26,648
Vir Biotechnology, Inc.(a)	2,635	125,848
Voyager Therapeutics, Inc.(a)	1,522	16,849
X4 Pharmaceuticals, Inc.(a)	810	6,010
XBiotech, Inc.(a)(b)	641	9,320
Xencor, Inc.(a)	3,168	95,325
XOMA Corp.(a)(b)	347	5,795
Y-mAbs Therapeutics, Inc.(a)	1,706	59,932
Zentalis Pharmaceuticals, Inc.(a)	583	20,114
ZIOPHARM Oncology, Inc.(a)	12,300	36,531

		15,310,798

Building Products — 1.9%
AAON, Inc.(b)	2,340	138,645
Advanced Drainage Systems, Inc.	2,802	137,298
Allegion PLC	5,402	537,283
Alpha Pro Tech Ltd.(a)	711	15,478
Ameresco, Inc., Class A(a)	1,399	38,724
American Woodmark Corp.(a)	1,152	92,874
AO Smith Corp.	7,744	372,796
Apogee Enterprises, Inc.	1,500	32,385
Armstrong World Industries, Inc.	2,725	194,129
Builders FirstSource, Inc.(a)	7,031	166,564
Caesarstone Ltd.	1,162	13,328
Cornerstone Building Brands, Inc.(a)(b)	2,278	12,916
CSW Industrials, Inc.	815	54,434
Fortune Brands Home & Security, Inc.	8,102	619,803
Gibraltar Industries, Inc.(a)	1,869	96,665
Griffon Corp.	2,124	48,576
Insteel Industries, Inc.	1,155	21,529
JELD-WEN Holding, Inc.(a)	3,905	76,538
Lennox International, Inc.	2,019	541,375
Masonite International Corp.(a)	1,406	118,596
Owens Corning	6,341	383,440
Patrick Industries, Inc.	1,276	81,600
PGT Innovations, Inc.(a)	3,211	54,812
Quanex Building Products Corp.	1,894	26,611
Resideo Technologies, Inc.(a)(b)	7,629	101,313
Simpson Manufacturing Co., Inc.	2,473	238,793
Trex Co., Inc.(a)	3,396	473,165

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Products (continued)
UFP Industries, Inc.	3,566	$207,613

		4,897,283

Capital Markets — 1.6%
Affiliated Managers Group, Inc.	2,684	184,632
Ares Management Corp., Class A	5,772	230,534
Arlington Asset Investment Corp., Class A	1,624	4,417
Artisan Partners Asset Management, Inc., Class A	3,105	112,494
AssetMark Financial Holdings(a)	953	26,541
Associated Capital Group, Inc., Class A	121	4,893
B. Riley Financial, Inc.	1,208	30,816
BGC Partners, Inc., Class A	18,403	50,976
Blucora, Inc.(a)	2,731	32,199
BrightSphere Investment Group PLC(a)	3,160	42,470
Calamos Asset Management, Inc.(c)	339	—
Carlyle Group, Inc.	6,650	189,326
Cohen & Steers, Inc.	1,395	83,951
Cowen, Inc., Class A	1,693	27,884
Diamond Hill Investment Group, Inc.	163	18,587
Donnelley Financial Solutions, Inc.(a)	1,549	13,399
Eaton Vance Corp.	6,531	236,030
Evercore, Inc., Class A	2,450	135,485
Federated Hermes, Inc.	5,538	145,982
Focus Financial Partners, Inc., Class A(a)	2,122	78,408
GAMCO Investors, Inc., Class A	288	3,396
Greenhill & Co., Inc.	761	9,117
Hamilton Lane, Inc., Class A	1,268	91,600
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	4,031	141,206
Houlihan Lokey, Inc.	2,518	137,986
Invesco Ltd.	22,288	223,772
Lazard Ltd., Class A	5,793	169,851
Legg Mason, Inc.	4,906	245,251
LPL Financial Holdings, Inc.	4,616	364,756
Moelis & Co., Class A	3,017	89,877
Oppenheimer Holdings, Inc., Class A	470	9,959
Piper Sandler Cos	1,018	63,024
PJT Partners, Inc., Class A	1,349	72,212
Pzena Investment Management, Inc., Class A	654	3,427
Safeguard Scientifics, Inc.	1,114	6,339
Sculptor Capital Management, Inc.	1,201	14,928
SEI Investments Co.	6,767	354,117
Siebert Financial Corp.(a)	466	1,612
Silvercrest Asset Management Group, Inc., Class A	714	7,854
Stifel Financial Corp.	3,825	185,436
Stonex Group, Inc.(a)	925	48,544
Virtu Financial, Inc., Class A	3,574	88,635
Virtus Investment Partners, Inc.	421	57,222
Waddell & Reed Financial, Inc., Class A	3,766	54,946
Westwood Holdings Group, Inc.	391	4,442
WisdomTree Investments, Inc.	8,377	30,157

		4,128,690

Chemicals — 2.3%
Advanced Emissions Solutions, Inc.	699	2,908
AdvanSix, Inc.(a)	1,379	17,169
AgroFresh Solutions, Inc.(a)	1,675	4,087
Albemarle Corp.	6,180	509,603
American Vanguard Corp.	1,787	24,053
Ashland Global Holdings, Inc.	3,280	247,574
Avient Corp.	5,235	125,116
Axalta Coating Systems Ltd.(a)	12,043	267,355
Balchem Corp.	1,907	191,196
Cabot Corp.	3,594	131,109
CF Industries Holdings, Inc.	12,699	397,860
Chase Corp.	426	42,839

Security	Shares	Value

Chemicals (continued)
Chemours Co.	9,830	$182,150
Codexis, Inc.(a)	3,118	36,886
Element Solutions, Inc.(a)	12,511	135,869
Ferro Corp.(a)	4,495	52,547
FutureFuel Corp.	1,643	21,655
GCP Applied Technologies, Inc.(a)(b)	2,838	64,763
Hawkins, Inc.	579	29,836
HB Fuller Co.	2,938	133,209
Huntsman Corp.	11,922	220,557
Ingevity Corp.(a)	2,373	138,773
Innospec, Inc.	1,405	105,614
Intrepid Potash, Inc.(a)(b)	4,093	3,709
Koppers Holdings, Inc.(a)	1,190	29,952
Kraton Corp.(a)	1,938	25,485
Kronos Worldwide, Inc.	1,095	12,308
Landec Corp.(a)	1,196	11,290
Livent Corp.(a)	8,374	52,505
Marrone Bio Innovations, Inc.(a)	4,139	4,594
Minerals Technologies, Inc.	1,989	93,244
Mosaic Co.	20,895	281,456
NewMarket Corp.	393	147,300
Olin Corp.	8,207	92,247
Orion Engineered Carbons SA	3,632	37,046
PQ Group Holdings, Inc.(a)	2,294	28,147
Quaker Chemical Corp.	754	146,276
Rayonier Advanced Materials, Inc.	3,593	10,456
RPM International, Inc.	7,394	603,276
Scotts Miracle-Gro Co.	2,369	375,652
Sensient Technologies Corp.	2,706	141,280
Stepan Co.	1,227	133,988
Trecora Resources(a)	1,690	9,717
Tredegar Corp.	1,634	25,948
Trinseo SA	2,441	52,970
Tronox Holdings PLC, Class A(a)	5,287	40,287
Valvoline, Inc.	10,975	225,207
Westlake Chemical Corp.	2,058	112,161
WR Grace & Co.	3,431	158,272

		5,937,501

Commercial Services & Supplies — 1.4%
ABM Industries, Inc.	4,036	144,892
ACCO Brands Corp.	5,075	33,089
ADT, Inc.	6,401	55,113
Advanced Disposal Services, Inc.(a)	4,200	126,672
BrightView Holdings, Inc.(a)(b)	2,883	34,942
Brink’s Co.	2,868	127,196
Casella Waste Systems, Inc., Class A(a)	2,622	145,285
CECO Environmental Corp.(a)	2,022	13,547
Cimpress PLC(a)	1,014	101,400
Clean Harbors, Inc.(a)	2,959	176,356
Covanta Holding Corp.	7,011	68,988
Deluxe Corp.	2,382	67,244
Encore Capital Group, Inc.(a)	1,841	67,252
Ennis, Inc.	1,512	26,158
Harsco Corp.(a)	4,412	70,415
Healthcare Services Group, Inc.	4,267	111,753
Heritage-Crystal Clean, Inc.(a)	737	10,266
Herman Miller, Inc.	3,398	79,615
HNI Corp.	2,511	74,577
IAA, Inc.(a)	7,942	344,286
Interface, Inc.	4,469	35,663
KAR Auction Services, Inc.	8,185	123,839
Kimball International, Inc., Class B	2,253	24,648
Knoll, Inc.	2,918	34,170
McGrath RentCorp	1,630	94,572

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
MSA Safety, Inc.	2,148	$254,602
NL Industries, Inc.	244	893
Pitney Bowes, Inc.	12,029	40,177
Quad/Graphics, Inc.	1,346	4,186
SP Plus Corp.(a)	1,371	21,785
Steelcase, Inc., Class A	4,991	53,553
Stericycle, Inc.(a)	5,398	326,228
Sykes Enterprises, Inc.(a)	2,197	60,330
Team, Inc.(a)	1,408	5,562
Tetra Tech, Inc.	3,161	280,223
UniFirst Corp.	916	170,816
US Ecology, Inc.	1,798	62,355
Viad Corp.	1,268	18,335
VSE Corp.	593	16,681

		3,507,664

Communications Equipment — 0.9%
Acacia Communications, Inc.(a)	2,224	151,188
ADTRAN, Inc.	2,667	33,124
Applied Optoelectronics, Inc.(a)	1,269	18,032
Bel Fuse, Inc., Class B	434	5,295
CalAmp Corp.(a)	1,662	13,097
Calix, Inc.(a)	2,780	57,018
Cambium Networks Corp.(a)	195	2,359
Casa Systems, Inc.(a)	1,337	7,501
Ciena Corp.(a)	8,957	533,031
Clearfield, Inc.(a)	451	8,407
CommScope Holding Co., Inc.(a)	11,102	103,027
Comtech Telecommunications Corp.	1,372	22,528
DASAN Zhone Solutions, Inc.(a)	819	8,280
Digi International, Inc.(a)	1,791	21,707
EchoStar Corp., Class A(a)	3,155	86,131
Extreme Networks, Inc.(a)	6,212	28,265
Genasys, Inc.(a)	1,880	7,896
Harmonic, Inc.(a)(b)	5,129	28,620
Infinera Corp.(a)	8,937	70,513
Inseego Corp.(a)(b)	3,373	45,468
InterDigital, Inc.	1,778	106,716
KVH Industries, Inc.(a)	703	5,708
Loral Space & Communications, Inc.	616	11,193
Lumentum Holdings, Inc.(a)	4,410	409,380
NETGEAR, Inc.(a)	1,666	51,229
PC-Tel, Inc.	1,047	6,858
Plantronics, Inc.	1,992	39,820
Resonant, Inc.(a)	2,823	7,791
Ribbon Communications, Inc.(a)	4,176	18,374
ViaSat, Inc.(a)(b)	3,318	125,951
Viavi Solutions, Inc.(a)	13,052	180,509

		2,215,016

Construction & Engineering — 1.1%
AECOM(a)	9,038	327,085
Aegion Corp.(a)	1,843	28,419
API Group Corp.(a)(b)(d)	7,969	111,008
Arcosa, Inc.	3,014	127,251
Argan, Inc.	893	38,310
Comfort Systems USA, Inc.	2,059	102,353
Concrete Pumping Holdings, Inc.(a)	1,248	4,667
Construction Partners, Inc., Class A(a)	1,179	19,512
Dycom Industries, Inc.(a)	1,798	77,008
EMCOR Group, Inc.	3,108	212,898
Fluor Corp.	7,272	74,102
Granite Construction, Inc.	2,706	45,894
Great Lakes Dredge & Dock Corp.(a)	3,414	28,541
HC2 Holdings, Inc.(a)	2,492	6,753

Security	Shares	Value

Construction & Engineering (continued)
IES Holdings, Inc.(a)	371	$8,841
Jacobs Engineering Group, Inc.(b)	7,273	620,750
KBR, Inc.	8,486	188,729
MasTec, Inc.(a)(b)	3,396	135,093
MYR Group, Inc.(a)	961	35,240
Northwest Pipe Co.(a)(b)	482	11,978
NV5 Global, Inc.(a)(b)	635	36,030
Primoris Services Corp.	2,761	44,259
Quanta Services, Inc.	8,011	320,200
Sterling Construction Co., Inc.(a)(b)	1,718	17,695
Tutor Perini Corp.(a)(b)	2,453	28,872
WillScot Mobile Mini Holdings Corp.(a)	10,264	154,576

		2,806,064

Construction Materials — 0.1%
Eagle Materials, Inc.	2,522	202,340
Forterra, Inc.(a)	1,279	16,614
Summit Materials, Inc., Class A(a)	6,733	99,110
United States Lime & Minerals, Inc.	103	9,291
US Concrete, Inc.(a)	974	24,175

		351,530

Consumer Discretionary — 0.1%
Acushnet Holdings Corp.	1,986	75,567
At Home Group, Inc.(a)	2,837	35,236
Camping World Holdings, Inc., Class A(b)	1,940	71,043

		181,846

Consumer Finance — 0.7%
Ally Financial, Inc.	22,062	443,446
Atlanticus Holdings Corp.(a)	357	2,917
Credit Acceptance Corp.(a)(b)	596	278,892
Curo Group Holdings Corp.	1,262	8,821
Enova International, Inc.(a)	1,586	25,519
Ezcorp, Inc., Class A(a)	3,073	17,578
FirstCash, Inc.	2,469	142,313
Green Dot Corp., Class A(a)	3,023	153,236
I3 Verticals, Inc., Class A(a)	896	21,665
LendingClub Corp.(a)	3,527	18,411
Navient Corp.	11,194	89,104
Nelnet, Inc., Class A	975	56,550
OneMain Holdings, Inc.	3,782	108,543
Oportun Financial Corp.(a)	1,105	15,802
PRA Group, Inc.(a)	2,765	109,383
Regional Management Corp.(a)	350	5,317
Santander Consumer USA Holdings, Inc.	4,403	80,839
SLM Corp.	21,553	145,914
World Acceptance Corp.(a)	292	21,696

		1,745,946

Containers & Packaging — 1.4%
AptarGroup, Inc.	3,720	428,544
Ardagh Group SA	1,258	17,121
Avery Dennison Corp.	4,819	546,185
Berry Global Group, Inc.(a)	7,794	389,622
Crown Holdings, Inc.(a)	7,543	539,928
Graphic Packaging Holding Co.	16,466	229,536
Greif, Inc., Class A	1,414	49,193
Greif, Inc., Class B	337	13,241
Myers Industries, Inc.	2,090	31,475
O-I Glass, Inc.	8,944	93,375
Packaging Corp. of America	5,450	523,854
Ranpak Holdings Corp.(a)	1,645	13,440
Sealed Air Corp.	9,236	329,541
Silgan Holdings, Inc.	4,492	171,819
Sonoco Products Co.	5,844	302,369

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
UFP Technologies, Inc.(a)	418	$18,033

		3,697,276

Distributors — 0.3%
Core-Mark Holding Co., Inc.	2,807	74,442
Funko, Inc., Class A(a)	1,116	6,183
Greenlane Holdings, Inc., Class A(a)(b)	193	745
Pool Corp.	2,273	719,859
VOXX International Corp.(a)	1,135	7,400
Weyco Group, Inc.	265	4,881

		813,510

Diversified Consumer Services — 1.3%
2U, Inc.(a)	3,709	174,675
Adtalem Global Education, Inc.(a)	3,019	103,672
American Public Education, Inc.(a)	857	24,947
Aspen Group, Inc.(a)	1,045	9,196
Bright Horizons Family Solutions, Inc.(a)	3,404	365,045
Carriage Services, Inc.	1,056	23,348
Chegg, Inc.(a)	7,111	575,778
Collectors Universe, Inc.	599	22,798
Franchise Group, Inc.	1,088	26,656
frontdoor, Inc.(a)	5,058	212,411
Graham Holdings Co., Class B	245	97,601
Grand Canyon Education, Inc.(a)	2,777	246,431
H&R Block, Inc.	11,071	160,530
Houghton Mifflin Harcourt Co.(a)	7,048	20,862
K12, Inc.(a)	2,281	104,447
Laureate Education, Inc., Class A(a)	6,925	87,809
Matthews International Corp., Class A	1,741	37,606
OneSpaWorld Holdings Ltd.	2,225	12,371
Regis Corp.(a)(b)	1,187	9,116
Service Corp. International	10,167	440,841
ServiceMaster Global Holdings, Inc.(a)	7,825	319,964
Strategic Education, Inc.	1,306	164,830
Universal Technical Institute, Inc.(a)	1,669	12,401
Vivint Smart Home, Inc.(a)	3,981	61,108
WW International, Inc.(a)(b)	2,666	68,730

		3,383,173

Diversified Financial Services — 0.7%
Alerus Financial Corp.	903	17,500
Cannae Holdings, Inc.(a)	5,010	188,777
FactSet Research Systems, Inc.	2,149	744,199
GWG Holdings, Inc.(a)	159	1,081
Jefferies Financial Group, Inc.	13,065	211,653
Marlin Business Services Corp.	464	3,406
Morgan Group Holding Co.(a)	3	34
Morningstar, Inc.	1,284	215,763
PICO Holdings, Inc.(a)	400	3,248
SWK Holdings Corp.(a)	357	4,505
Tiptree, Inc.	1,087	5,489
Voya Financial, Inc.	7,464	368,722

		1,764,377

Diversified Telecommunication Services — 0.4%
8x8, Inc.(a)(b)	5,807	92,331
Alaska Communications Systems Group, Inc.	3,280	7,478
Anterix, Inc.(a)	784	34,167
ATN International, Inc.	618	35,615
Bandwidth, Inc., Class A(a)	1,095	158,534
Cincinnati Bell, Inc.(a)	2,234	33,532
Cogent Communications Holdings, Inc.	2,533	228,249
Consolidated Communications Holdings, Inc.(a)	4,185	30,551
IDT Corp., Class B(a)	677	4,407
Iridium Communications, Inc.(a)	7,131	195,318

Security	Shares	Value

Diversified Telecommunication Services (continued)
Ooma, Inc.(a)	1,323	$20,030
ORBCOMM, Inc.(a)	4,190	17,640
Vonage Holdings Corp.(a)	13,270	158,577

		1,016,429

Education Services — 0.0%
Perdoceo Education Corp.(a)	4,024	57,946

Electric Utilities — 1.1%
ALLETE, Inc.	3,258	193,199
Hawaiian Electric Industries, Inc.	6,125	222,092
IDACORP, Inc.	2,881	268,653
MGE Energy, Inc.	1,995	132,328
OGE Energy Corp.	11,683	384,371
Otter Tail Corp.	2,649	101,324
PG&E Corp.(a)	56,173	525,218
Pinnacle West Capital Corp.	6,545	543,759
PNM Resources, Inc.	4,541	191,766
Portland General Electric Co.	5,133	226,519
Spark Energy, Inc., Class A	861	6,501
Unitil Corp.	871	37,584

		2,833,314

Electrical Equipment — 1.3%
Acuity Brands, Inc.	2,367	234,570
Allied Motion Technologies, Inc.	341	12,856
American Superconductor Corp.(a)	1,537	14,294
Atkore International Group, Inc.(a)	2,705	72,142
AZZ, Inc.	1,440	45,475
Bloom Energy Corp., Class A(a)(b)	4,848	58,952
Brady Corp., Class A	2,773	127,475
Encore Wire Corp.	1,130	56,715
EnerSys	2,431	163,509
Franklin Electric Co., Inc.	2,625	141,881
FuelCell Energy, Inc.(a)(b)	12,111	27,007
Generac Holdings, Inc.(a)	3,569	562,403
GrafTech International Ltd.	3,582	21,743
Hubbell, Inc.	3,148	424,886
LSI Industries, Inc.	1,465	8,585
nVent Electric PLC	8,948	162,496
Orion Energy Systems, Inc.(a)	1,574	6,233
Plug Power, Inc.(a)	19,350	149,188
Powell Industries, Inc.	437	11,602
Preformed Line Products Co.	144	7,093
Regal-Beloit Corp.	2,452	225,510
Sensata Technologies Holding PLC(a)	8,844	335,895
Sunrun, Inc.(a)	6,617	242,778
Thermon Group Holdings, Inc.(a)	1,933	26,192
TPI Composites, Inc.(a)	1,738	44,458
Ultralife Corp.(a)	647	4,594
Vertiv Holdings Co.(a)	11,948	173,246
Vicor Corp.(a)(b)	1,010	82,285

		3,444,063

Electronic Equipment, Instruments & Components — 2.6%
Agilysys, Inc.(a)	1,021	21,400
Akoustis Technologies, Inc.(a)(b)	1,978	15,705
Arlo Technologies, Inc.(a)	4,033	17,019
Arrow Electronics, Inc.(a)	4,606	329,882
Avnet, Inc.	6,191	165,424
Badger Meter, Inc.	1,665	104,229
Belden, Inc.	2,523	79,727
Benchmark Electronics, Inc.	2,022	41,168
Cognex Corp.(b)	9,682	647,435
Coherent, Inc.(a)	1,486	206,301
CTS Corp.	1,845	36,642

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Daktronics, Inc.	1,696	$7,072
Dolby Laboratories, Inc., Class A	3,742	260,443
ePlus, Inc.(a)	730	54,414
Fabrinet(a)	2,096	152,232
FARO Technologies, Inc.(a)	1,052	62,941
Fitbit, Inc., Series A(a)	13,611	89,016
FLIR Systems, Inc.	7,727	321,907
II-VI, Inc.(a)	5,813	294,835
Insight Enterprises, Inc.(a)	1,995	99,431
Intellicheck, Inc.(a)	926	6,778
IntriCon Corp.(a)	333	3,596
Iteris, Inc.(a)	2,183	10,129
Itron, Inc.(a)(b)	2,451	170,492
Jabil, Inc.	8,724	304,119
Kimball Electronics, Inc.(a)	1,238	16,441
Knowles Corp.(a)	5,072	77,399
Littelfuse, Inc.	1,417	251,730
Luna Innovations, Inc.(a)	1,652	9,367
Mesa Laboratories, Inc.	241	57,103
Methode Electronics, Inc.	2,111	59,530
MTS Systems Corp.	1,198	22,223
Napco Security Technologies, Inc.(a)	758	19,996
National Instruments Corp.	7,648	271,504
nLight, Inc.(a)(b)	1,966	45,552
Novanta, Inc.(a)	2,015	208,915
OSI Systems, Inc.(a)	1,150	81,604
PAR Technology Corp.(a)(b)	918	28,238
PC Connection, Inc.	673	29,410
Plexus Corp.(a)	1,649	122,504
Powerfleet, Inc.(a)	1,550	6,944
Research Frontiers, Inc.(a)	1,490	5,036
Rogers Corp.(a)	1,157	137,903
Sanmina Corp.(a)	3,845	114,120
ScanSource, Inc.(a)	1,478	33,920
SYNNEX Corp.	2,456	306,361
Trimble, Inc.(a)	14,678	653,318
TTM Technologies, Inc.(a)	5,761	70,918
Universal Display Corp.	2,542	443,452
Vishay Intertechnology, Inc.	8,552	134,181
Vishay Precision Group, Inc.(a)	757	19,266
Wrap Technologies, Inc.(a)(b)	783	7,673

		6,736,945

Energy Equipment & Services — 0.4%
Archrock, Inc.	7,657	50,996
Aspen Aerogels, Inc.(a)	1,141	7,245
Bristow Group, Inc.(a)	265	4,243
Cactus, Inc., Class A	2,629	59,468
ChampionX Corp.(a)	10,641	101,196
Dril-Quip, Inc.(a)	2,005	66,746
Exterran Corp.(a)	1,275	6,337
Frank’s International NV(a)(b)	9,182	20,935
Helix Energy Solutions Group, Inc.(a)	8,283	34,706
Helmerich & Payne, Inc.	6,007	107,105
Liberty Oilfield Services, Inc., Class A	3,721	21,024
Matrix Service Co.(a)	1,299	11,373
Nabors Industries Ltd.(b)	326	13,826
National Energy Services Reunited Corp.(a)	1,224	8,188
National Oilwell Varco, Inc.	23,745	273,305
Newpark Resources, Inc.(a)	5,916	11,181
NexTier Oilfield Solutions Inc.(a)	9,659	24,341
Oceaneering International, Inc.(a)	5,828	32,753
Oil States International, Inc.(a)	3,076	13,780
Patterson-UTI Energy, Inc.	9,710	37,626

Security	Shares	Value

Energy Equipment & Services (continued)
ProPetro Holding Corp.(a)	4,779	$25,663
RPC, Inc.(a)	3,965	11,776
SEACOR Holdings, Inc.(a)	1,109	32,250
Select Energy Services, Inc., Class A(a)	2,934	13,027
Solaris Oilfield Infrastructure, Inc., Class A	1,565	11,362
Tidewater, Inc.(a)(b)	1,952	12,141
Transocean Ltd.(a)	34,165	69,697

		1,082,290

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., Class A(b)	2,575	10,403
Glu Mobile, Inc.(a)	7,409	69,941
Madison Square Garden Entertainment Corp.(a)	1,075	76,175
World Wrestling Entertainment, Inc., Class A	2,802	130,601

		287,120

Equity Real Estate Investment Trusts (REITs) — 8.4%
Acadia Realty Trust	4,848	58,370
Agree Realty Corp.	3,121	209,013
Alexander’s, Inc.	122	30,718
Alpine Income Property Trust, Inc.	394	5,532
American Assets Trust, Inc.	2,885	77,895
American Campus Communities, Inc.	8,164	290,965
American Finance Trust, Inc.	6,337	46,292
American Homes 4 Rent, Class A	15,074	437,146
Americold Realty Trust	11,704	472,256
Anworth Mortgage Asset Corp.	6,659	12,053
Apartment Investment & Management Co., Class A	8,761	340,102
Apollo Commercial Real Estate Finance, Inc.	8,735	81,235
Apple Hospitality REIT, Inc.	13,309	117,385
Arbor Realty Trust, Inc.	5,872	59,836
Ares Commercial Real Estate Corp.	1,785	16,297
Armada Hoffler Properties, Inc.	3,407	32,843
ARMOUR Residential REIT, Inc.	3,566	33,306
Blackstone Mortgage Trust, Inc., Class A	8,084	194,582
Bluerock Residential Growth REIT, Inc.	1,532	11,092
Brandywine Realty Trust	9,776	105,874
Brixmor Property Group, Inc.	17,587	202,426
BRT Apartments Corp.	862	8,896
Camden Property Trust	5,494	498,910
Capstead Mortgage Corp.	5,946	36,568
Catchmark Timber Trust, Inc., Class A	2,829	27,611
Chatham Lodging Trust	2,888	15,046
Cherry Hill Mortgage Investment Corp.	1,090	10,061
Chimera Investment Corp.	12,015	108,015
CIM Commercial Trust Corp.	546	5,569
City Office REIT, Inc.	2,726	23,580
Clipper Realty, Inc.	722	4,823
Colony Capital, Inc.	28,410	54,547
Columbia Property Trust, Inc.	6,576	78,649
Community Healthcare Trust, Inc.	1,205	55,105
CoreCivic, Inc.	6,877	61,274
CorEnergy Infrastructure Trust, Inc.	617	5,405
CorePoint Lodging, Inc.	1,741	9,732
CoreSite Realty Corp.	2,359	304,429
Corporate Office Properties Trust	6,866	181,812
Cousins Properties, Inc.	8,738	268,431
CubeSmart	11,297	335,182
CyrusOne, Inc.	6,728	561,250
DiamondRock Hospitality Co.	11,270	52,067
Diversified Healthcare Trust	12,682	49,396
Douglas Emmett, Inc.	9,784	285,106
Easterly Government Properties, Inc.	4,613	112,788
EastGroup Properties, Inc.	2,256	299,281
Ellington Residential Mortgage REIT	486	5,370

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Empire State Realty Trust, Inc., Class A	8,519	$56,225
EPR Properties	4,698	134,504
Equity Commonwealth	6,913	218,243
Equity LifeStyle Properties, Inc.	10,127	691,877
Farmland Partners, Inc.	1,418	9,798
Federal Realty Investment Trust	4,456	339,993
First Industrial Realty Trust, Inc.	7,395	324,788
Four Corners Property Trust, Inc.	4,031	101,581
Franklin Street Properties Corp.	5,863	30,781
Gaming and Leisure Properties, Inc.	11,974	433,579
Geo Group, Inc.	6,788	72,156
Getty Realty Corp.	1,882	55,764
Gladstone Commercial Corp.	1,989	36,200
Gladstone Land Corp.	1,023	16,450
Global Net Lease, Inc.	5,224	86,980
Healthcare Realty Trust, Inc.	7,907	231,675
Healthcare Trust of America, Inc., Class A	12,711	350,951
Hersha Hospitality Trust	1,865	8,877
Highwoods Properties, Inc.	6,131	235,063
Hudson Pacific Properties, Inc.	8,949	210,928
Independence Realty Trust, Inc.	5,422	62,353
Industrial Logistics Properties Trust	3,663	77,326
Innovative Industrial Properties, Inc.	952	99,227
Investors Real Estate Trust	696	50,321
Iron Mountain, Inc.	16,661	469,674
iStar, Inc.	4,243	49,261
JBG SMITH Properties	6,964	202,026
Jernigan Capital, Inc.	1,146	16,055
Kilroy Realty Corp.	6,724	391,807
Kimco Realty Corp.	24,414	272,216
Kite Realty Group Trust	4,685	46,241
Lamar Advertising Co., Class A	5,057	332,397
Lexington Realty Trust	15,249	176,888
Life Storage, Inc.	2,662	261,222
LTC Properties, Inc.	2,256	83,810
Macerich Co.(b)	8,186	62,459
Mack-Cali Realty Corp.	5,216	75,215
Medical Properties Trust, Inc.	30,329	610,523
MFA Financial, Inc.	26,646	70,079
Monmouth Real Estate Investment Corp.	5,471	78,946
National Health Investors, Inc.	2,630	163,060
National Retail Properties, Inc.	10,121	358,789
National Storage Affiliates Trust	3,513	108,271
New Residential Investment Corp.	23,644	187,497
New Senior Investment Group, Inc.	4,049	13,767
New York Mortgage Trust, Inc.	21,521	56,385
NexPoint Residential Trust, Inc.	1,237	47,290
Office Properties Income Trust	2,699	67,880
Omega Healthcare Investors, Inc.	13,289	430,298
One Liberty Properties, Inc.	895	15,188
Orchid Island Capital, Inc.	4,048	20,807
Outfront Media, Inc.	8,971	129,272
Paramount Group, Inc.	11,037	78,694
Park Hotels & Resorts, Inc.	13,754	113,746
Pebblebrook Hotel Trust	7,516	79,670
PennyMac Mortgage Investment Trust(g)	5,594	105,447
Physicians Realty Trust	12,057	217,508
Piedmont Office Realty Trust, Inc., Class A	7,234	117,263
Plymouth Industrial REIT, Inc.	793	10,523
PotlatchDeltic Corp.	3,985	170,598
Preferred Apartment Communities, Inc., Class A	2,917	21,090
PS Business Parks, Inc.	1,141	157,401
QTS Realty Trust, Inc., Class A	3,527	253,768
Rayonier, Inc.	7,807	216,878

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Redwood Trust, Inc.	6,340	$45,204
Regency Centers Corp.	9,940	407,838
Retail Opportunity Investments Corp.	7,649	83,145
Retail Properties of America, Inc., Class A	12,279	78,094
Retail Value, Inc.	1,101	13,939
Rexford Industrial Realty, Inc.	6,778	318,092
RLJ Lodging Trust	9,399	75,286
RPT Realty	4,726	29,396
Ryman Hospitality Properties, Inc.	2,880	92,218
Sabra Health Care REIT, Inc.	12,420	183,071
Safehold, Inc.	980	49,421
Saul Centers, Inc.	702	21,558
Seritage Growth Properties, Class A(a)	1,829	17,028
Service Properties Trust	8,555	57,318
SITE Centers Corp.	8,781	64,365
SL Green Realty Corp.	4,431	206,041
Spirit Realty Capital, Inc.	6,123	210,999
STAG Industrial, Inc.	8,762	285,641
Starwood Property Trust, Inc.	15,995	239,125
STORE Capital Corp.	13,241	313,679
Summit Hotel Properties, Inc.	5,834	30,220
Sunstone Hotel Investors, Inc.	12,517	93,627
Tanger Factory Outlet Centers, Inc.(b)	5,341	34,343
Taubman Centers, Inc.	3,437	133,081
Terreno Realty Corp.	3,789	230,220
UMH Properties, Inc.	2,049	25,203
Uniti Group, Inc.	11,809	116,909
Universal Health Realty Income Trust	754	52,463
Urban Edge Properties	6,637	69,556
Urstadt Biddle Properties, Inc., Class A	1,549	15,196
VEREIT, Inc.	63,704	414,713
VICI Properties, Inc.	27,611	599,435
Washington Real Estate Investment Trust	4,729	105,740
Weingarten Realty Investors	7,665	130,765
Whitestone REIT	2,346	15,484
Xenia Hotels & Resorts, Inc.	6,657	52,990

		21,481,073

Food & Staples Retailing — 0.7%
Andersons, Inc.	1,902	27,046
BJ’s Wholesale Club Holdings, Inc.(a)	8,013	320,921
Casey’s General Stores, Inc.	2,192	348,944
Chefs’ Warehouse, Inc.(a)	1,318	15,197
Grocery Outlet Holding Corp.(a)	4,155	182,778
HF Foods Group, Inc.(a)(b)	2,066	18,305
Ingles Markets, Inc., Class A	866	34,856
Natural Grocers by Vitamin Cottage, Inc.	452	7,155
Performance Food Group Co.(a)	7,738	216,819
PriceSmart, Inc.	1,331	87,007
Rite Aid Corp.(a)	3,147	47,709
SpartanNash Co.	2,099	44,131
Sprouts Farmers Market, Inc.(a)	6,776	178,751
U.S. Foods Holding Corp.(a)	13,046	264,834
United Natural Foods, Inc.(a)	3,059	60,721
Village Super Market, Inc., Class A	675	17,044
Weis Markets, Inc.	574	28,597

		1,900,815

Food Products — 1.6%
Alico, Inc.	216	6,519
B&G Foods, Inc.	3,674	106,215
Beyond Meat, Inc.(a)(b)	3,035	382,106
Bridgford Foods Corp.(a)	72	1,159
Bunge Ltd.	8,170	354,905
Cal-Maine Foods, Inc.(a)	1,848	81,210

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Calavo Growers, Inc.(b)	1,111	$64,182
Darling Ingredients, Inc.(a)	9,185	256,537
Farmer Bros Co.(a)	808	4,024
Flowers Foods, Inc.	11,492	261,443
Fresh Del Monte Produce, Inc.	1,814	40,960
Freshpet, Inc.(a)	2,294	220,339
Griffin Industrial Realty, Inc.	144	7,085
Hain Celestial Group, Inc.(a)	4,697	159,604
Hostess Brands, Inc.(a)(b)	6,808	86,325
Ingredion, Inc.	3,943	341,070
J&J Snack Foods Corp.	858	105,646
John B Sanfilippo & Son, Inc.	657	57,928
Lamb Weston Holdings, Inc.	8,564	514,525
Lancaster Colony Corp.	1,126	178,572
Limoneira Co.	1,018	13,723
Pilgrim’s Pride Corp.(a)	3,048	46,787
Post Holdings, Inc.(a)	3,749	332,686
Sanderson Farms, Inc.	1,151	128,331
Seneca Foods Corp., Class A(a)	299	11,715
Simply Good Foods Co.(a)	4,866	116,979
Tootsie Roll Industries, Inc.	940	29,798
TreeHouse Foods, Inc.(a)	3,410	149,426

		4,059,799

Gas Utilities — 0.7%
Brookfield Infrastructure Corp., Class A	2,072	94,566
Chesapeake Utilities Corp.	902	76,210
National Fuel Gas Co.	4,740	192,302
New Jersey Resources Corp.	5,454	169,401
Northwest Natural Holding Co.	1,741	93,126
ONE Gas, Inc.	2,981	225,662
RGC Resources, Inc.	365	8,468
South Jersey Industries, Inc.	5,817	135,711
Southwest Gas Holdings, Inc.	3,147	219,157
Spire, Inc.	2,968	183,007
UGI Corp.	12,219	407,381

		1,804,991

Health Care Equipment & Supplies — 2.6%
Accuray, Inc.(a)(b)	4,055	9,043
Alphatec Holdings, Inc.(a)	2,699	13,414
AngioDynamics, Inc.(a)	2,214	18,288
Anika Therapeutics, Inc.(a)	827	30,103
Antares Pharma, Inc.(a)	9,563	24,959
Apyx Medical Corp.(a)(b)	1,737	7,799
Aspira Women’s Health, Inc.(a)(b)	2,644	11,819
AtriCure, Inc.(a)	2,230	91,006
Atrion Corp.	83	51,468
Avanos Medical, Inc.(a)	2,767	84,864
Axogen, Inc.(a)	2,138	24,309
Axonics Modulation Technologies, Inc.(a)	1,737	73,579
Bellerophon Therapeutics, Inc.(a)	363	4,661
Beyond Air, Inc.(a)(b)	765	4,751
BioLife Solutions, Inc.(a)(b)	274	5,296
BioSig Technologies, Inc.(a)	1,220	11,004
Cantel Medical Corp.	2,200	103,950
Cardiovascular Systems, Inc.(a)	1,919	58,491
Cerus Corp.(a)	9,007	64,220
Chembio Diagnostics, Inc.(a)(b)	1,405	7,770
Co-Diagnostics, Inc.(a)	1,485	35,640
CONMED Corp.	1,552	128,102
CryoLife, Inc.(a)	2,188	42,469
CryoPort, Inc.(a)(b)	1,914	63,430
Cutera, Inc.(a)	1,052	14,970
CytoSorbents Corp.(a)	2,103	20,136

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Electromed, Inc.(a)	407	$6,752
Envista Holdings Corp.(a)	9,495	207,656
FONAR Corp.(a)	389	9,577
GenMark Diagnostics, Inc.(a)	3,861	68,957
Glaukos Corp.(a)	2,416	105,579
Globus Medical, Inc., Class A(a)	4,403	212,137
Haemonetics Corp.(a)	2,857	250,445
Hill-Rom Holdings, Inc.(b)	3,905	379,644
ICU Medical, Inc.(a)	1,154	212,024
Inogen, Inc.(a)	1,057	32,450
Integra LifeSciences Holdings Corp.(a)	4,359	208,142
Invacare Corp.	1,679	11,820
iRadimed Corp.(a)	249	5,548
iRhythm Technologies, Inc.(a)	1,616	201,160
Lantheus Holdings, Inc.(a)	2,246	30,276
LeMaitre Vascular, Inc.	940	27,570
LivaNova PLC(a)	2,973	138,363
Meridian Bioscience, Inc.(a)	2,517	61,641
Merit Medical Systems, Inc.(a)	3,092	138,274
Milestone Scientific, Inc.(a)(b)	2,024	3,906
Misonix, Inc.(a)	828	10,292
Natus Medical, Inc.(a)	1,947	36,175
Nemaura Medical, Inc.(a)	408	2,587
Neogen Corp.(a)	3,101	238,064
Nevro Corp.(a)	1,987	264,192
Novocure Ltd.(a)	5,877	445,418
NuVasive, Inc.(a)	3,176	181,477
Ocular Therapeutix, Inc.(a)	2,923	22,916
OraSure Technologies, Inc.(a)	3,317	60,204
Orthofix Medical, Inc.(a)	1,103	33,873
OrthoPediatrics Corp.(a)(b)	690	29,111
PAVmed, Inc.(a)	2,075	4,129
Pulse Biosciences, Inc.(a)(b)	619	6,345
Quidel Corp.(a)(b)	2,179	615,502
Quotient Ltd.(a)(b)	3,446	27,017
Repro-Med Systems, Inc.(a)	1,399	14,592
Retractable Technologies, Inc.(a)	781	9,349
Rockwell Medical, Inc.(a)	3,392	5,834
SeaSpine Holdings Corp.(a)	1,503	14,083
Shockwave Medical, Inc.(a)	1,526	75,262
SI-BONE, Inc.(a)	1,460	24,966
Sientra, Inc.(a)(b)	2,928	11,126
Silk Road Medical, Inc.(a)	1,814	84,278
Soliton, Inc.(a)(b)	296	1,906
STAAR Surgical Co.(a)	2,692	156,648
Stereotaxis, Inc.(a)	2,517	9,690
Surgalign Holdings, Inc.(a)(b)	4,032	11,330
Surmodics, Inc.(a)	783	37,028
Tactile Systems Technology, Inc.(a)	1,011	41,431
Tandem Diabetes Care, Inc.(a)	3,468	362,267
Tela Bio, Inc.(a)	304	3,539
TransMedics Group, Inc.(a)	1,131	20,426
Utah Medical Products, Inc.	201	16,382
Vapotherm, Inc.(a)	1,091	56,994
Varex Imaging Corp.(a)	2,079	32,599
Venus Concept, Inc.(a)	1,138	3,255
ViewRay, Inc.(a)	7,382	20,448
VolitionRX Ltd.(a)(b)	1,343	4,338
Wright Medical Group NV(a)	7,572	227,311
Zynex, Inc.(a)(b)	982	18,776

		6,558,622

Health Care Providers & Services — 2.2%
1Life Healthcare, Inc.(a)	1,216	36,006
Acadia Healthcare Co., Inc.(a)(b)	5,043	150,332

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
AdaptHealth Corp.(a)	453	$8,824
Addus HomeCare Corp.(a)	790	76,164
Amedisys, Inc.(a)	1,854	434,133
American Renal Associates Holdings, Inc.(a)	816	5,263
AMN Healthcare Services, Inc.(a)	2,687	147,624
Apollo Medical Holdings, Inc.(a)	640	10,720
Avalon GloboCare Corp.(a)	905	1,466
BioTelemetry, Inc.(a)(b)	1,929	82,098
Brookdale Senior Living, Inc.(a)	10,656	29,517
Chemed Corp.(b)	909	447,401
Community Health Systems, Inc.(a)	4,279	21,309
CorVel Corp.(a)	510	40,540
Covetrus, Inc.(a)(b)	5,642	125,027
Cross Country Healthcare, Inc.(a)	1,701	11,031
Encompass Health Corp.	5,822	396,362
Ensign Group, Inc.	2,925	134,521
Exagen, Inc.(a)	175	2,179
Five Star Senior Living, Inc.(a)	1,163	5,280
Fulgent Genetics, Inc.(a)	563	14,835
Guardant Health, Inc.(a)	4,406	375,303
Hanger, Inc.(a)	2,103	36,718
HealthEquity, Inc.(a)	4,112	212,015
InfuSystem Holdings, Inc.(a)	826	10,085
Integer Holdings Corp.(a)	1,870	122,990
Joint Corp.(a)	878	12,678
LHC Group, Inc.(a)	1,772	345,735
Magellan Health, Inc.(a)	1,535	113,851
MEDNAX, Inc.(a)(b)	4,783	95,564
Molina Healthcare, Inc.(a)(b)	3,429	633,336
National HealthCare Corp.	717	42,532
National Research Corp.	783	44,780
Ontrak, Inc.(a)(b)	448	17,141
Option Care Health, Inc.(a)	1,816	21,393
Owens & Minor, Inc.	3,564	57,309
Patterson Cos., Inc.	5,159	137,023
Pennant Group Inc.(a)	1,537	38,517
Penumbra, Inc.(a)(b)	1,891	419,632
PetIQ, Inc.(a)	1,194	43,569
Premier, Inc., Class A(a)	3,755	131,312
Progyny, Inc.(a)	1,506	40,097
Providence Service Corp.(a)	691	55,978
R1 RCM, Inc.(a)	6,115	83,592
RadNet, Inc.(a)	2,512	39,916
Select Medical Holdings Corp.(a)	6,226	118,543
Sharps Compliance Corp.(a)	815	6,235
Surgery Partners, Inc.(a)(b)	1,311	20,019
Tenet Healthcare Corp.(a)	6,489	171,569
Tivity Health, Inc.(a)	2,465	32,341
Triple-S Management Corp., Class B(a)	1,500	29,190
U.S. Physical Therapy, Inc.	727	60,385
Viemed Healthcare, Inc.(a)	1,961	21,257

		5,771,237

Health Care Technology — 0.7%
Allscripts Healthcare Solutions, Inc.(a)	10,894	98,046
Change Healthcare, Inc.(a)	13,865	161,666
Computer Programs & Systems, Inc.	811	20,015
Evolent Health, Inc., Class A(a)(b)	4,530	52,775
Health Catalyst, Inc.(a)(b)	1,843	64,321
HealthStream, Inc.(a)	1,503	32,998
HMS Holdings Corp.(a)	5,251	170,657
iCAD, Inc.(a)	1,147	10,575
Inovalon Holdings, Inc., Class A(a)	4,199	98,802
Inspire Medical Systems, Inc.(a)	1,576	156,591
Livongo Health, Inc.(a)(b)	3,187	405,546

Security	Shares	Value

Health Care Technology (continued)
NantHealth, Inc.(a)	1,522	$6,849
NextGen Healthcare, Inc.(a)	3,177	46,448
Omnicell, Inc.(a)	2,552	179,380
OptimizeRx Corp.(a)(b)	678	9,594
Phreesia, Inc.(a)	1,580	47,495
Schrodinger, Inc.(a)(b)	819	59,279
Simulations Plus, Inc.	699	49,210
Tabula Rasa HealthCare, Inc.(a)(b)	1,169	65,698
Vocera Communications, Inc.(a)	1,806	55,571

		1,791,516

Hotels, Restaurants & Leisure — 2.2%
Accel Entertainment, Inc., Class A(a)	2,411	19,264
Aramark	13,138	277,475
BBX Capital Corp.	614	8,547
Biglari Holdings, Inc., Class B(a)	42	2,727
BJ’s Restaurants, Inc.	982	19,699
Bloomin’ Brands, Inc.	4,939	56,897
Bluegreen Vacations Corp.	220	1,584
Boyd Gaming Corp.	4,700	111,249
Brinker International, Inc.	2,510	67,494
Caesars Entertainment, Inc.(a)	8,007	248,617
Carrols Restaurant Group, Inc.(a)	2,399	14,730
Century Casinos, Inc.(a)	1,126	4,538
Cheesecake Factory, Inc.	2,338	56,112
Choice Hotels International, Inc.	1,981	166,483
Churchill Downs, Inc.	2,219	307,376
Chuy’s Holdings, Inc.(a)	809	12,871
Cracker Barrel Old Country Store, Inc.	1,370	151,344
Dave & Buster’s Entertainment, Inc.(b)	2,675	33,010
Del Taco Restaurants, Inc.(a)	1,896	14,504
Denny’s Corp.(a)	3,294	29,267
Dine Brands Global, Inc.	935	42,477
Dunkin’ Brands Group, Inc.	4,700	323,031
El Pollo Loco Holdings, Inc.(a)	1,165	23,020
Everi Holdings, Inc.(a)	4,725	26,838
Extended Stay America, Inc.	10,158	115,903
Fiesta Restaurant Group, Inc.(a)	900	5,832
GAN Ltd.(a)	433	8,379
Golden Entertainment, Inc.(a)	743	6,353
Hilton Grand Vacations, Inc.(a)(b)	5,586	113,396
Hyatt Hotels Corp., Class A	2,047	98,256
International Game Technology PLC	5,911	58,282
Jack in the Box, Inc.	1,395	114,543
Kura Sushi USA, Inc., Class A(a)(b)	244	2,535
Lindblad Expeditions Holdings, Inc.(a)	1,519	11,013
Marcus Corp.	1,122	15,495
Marriott Vacations Worldwide Corp.	2,409	203,946
Monarch Casino & Resort, Inc.(a)(b)	735	26,600
Nathan’s Famous, Inc.	139	7,079
Noodles & Co.(a)	1,486	10,328
Norwegian Cruise Line Holdings Ltd.(a)	15,146	206,591
Papa John’s International, Inc.	1,847	174,856
Penn National Gaming, Inc.(a)	7,870	266,400
Planet Fitness, Inc., Class A(a)	4,760	248,472
PlayAGS, Inc.(a)	1,064	3,596
RCI Hospitality Holdings, Inc.(b)	372	4,494
Red Robin Gourmet Burgers, Inc.(a)	533	4,658
Red Rock Resorts, Inc., Class A	4,530	49,649
Ruth’s Hospitality Group, Inc.	1,390	9,306
Scientific Games Corp., Class A(a)	3,273	57,507
SeaWorld Entertainment, Inc.(a)	3,003	43,453
Shake Shack, Inc., Class A(a)	2,010	97,586
Six Flags Entertainment Corp.	4,462	77,594
Target Hospitality Corp.(a)	1,352	1,933

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Texas Roadhouse, Inc.	3,754	$210,937
Twin River Worldwide Holdings, Inc.	1,095	23,608
Vail Resorts, Inc.(b)	2,342	449,734
Wendy’s Co.	10,947	253,752
Wingstop, Inc.(b)	1,748	273,125
Wyndham Destinations, Inc.	4,789	127,387
Wyndham Hotels & Resorts, Inc.	5,526	244,028

		5,645,760

Household Durables — 2.1%
Beazer Homes USA, Inc.(a)	1,438	16,091
Casper Sleep, Inc.(a)(b)	361	3,332
Cavco Industries, Inc.(a)	494	98,963
Century Communities, Inc.(a)	1,676	59,699
Ethan Allen Interiors, Inc.	1,201	14,220
GoPro, Inc., Class A(a)	7,465	39,490
Green Brick Partners, Inc.(a)	1,360	18,768
Hamilton Beach Brands Holding Co., Class A	292	4,438
Helen of Troy Ltd.(a)(b)	1,481	278,798
Hooker Furniture Corp.	737	15,772
Installed Building Products, Inc.(a)	1,305	103,239
iRobot Corp.(a)	1,576	114,559
KB Home	5,029	169,176
La-Z-Boy, Inc.	2,611	74,309
Legacy Housing Corp.(a)	333	4,575
Leggett & Platt, Inc.	7,833	314,025
LGI Homes, Inc.(a)	1,273	145,262
Lifetime Brands, Inc.	417	2,940
Lovesac Co.(a)(b)	434	13,793
M/I Homes, Inc.(a)	1,982	82,511
MDC Holdings, Inc.	2,918	130,814
Meritage Homes Corp.(a)	2,330	231,089
Mohawk Industries, Inc.(a)	3,433	274,125
NACCO Industries, Inc., Class A	196	4,281
Newell Brands, Inc.	22,564	370,050
NVR, Inc.(a)	196	770,309
PulteGroup, Inc.	15,923	694,243
Purple Innovation, Inc.(a)	821	20,008
Skyline Champion Corp.(a)	3,106	87,682
Sonos, Inc.(a)	4,519	72,304
Taylor Morrison Home Corp.(a)(b)	7,249	169,989
Tempur Sealy International, Inc.(a)	2,855	231,112
Toll Brothers, Inc.(b)	6,650	254,030
TopBuild Corp.(a)	1,947	256,848
TRI Pointe Group, Inc.(a)	7,423	124,113
Tupperware Brands Corp.	3,171	48,929
Turtle Beach Corp.(a)	783	14,360
Universal Electronics, Inc.(a)	803	36,994

		5,365,240

Household Products — 0.3%
Central Garden & Pet Co.(a)	538	20,369
Central Garden & Pet Co., Class A(a)	2,260	78,309
Energizer Holdings, Inc.	3,710	185,982
Oil-Dri Corp. of America	264	9,179
Reynolds Consumer Products, Inc.	2,807	95,606
Spectrum Brands Holdings, Inc.	2,472	133,884
WD-40 Co.	813	159,795

		683,124

Independent Power and Renewable Electricity Producers — 0.6%
Atlantic Power Corp.(a)	5,009	9,818
Clearway Energy, Inc., Class A	1,967	45,064
Clearway Energy, Inc., Class C	4,848	118,970
Genie Energy Ltd., Class B	578	4,699
NRG Energy, Inc.	14,190	479,764

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Ormat Technologies, Inc.(b)	2,278	$135,541
Sunnova Energy International, Inc.(a)	1,841	46,043
TerraForm Power, Inc., Class A	5,367	103,851
Vistra Corp.	28,545	532,650
Vivint Solar, Inc.(a)	2,837	57,705

		1,534,105

Industrial Conglomerates — 0.3%
BWX Technologies, Inc.	5,576	304,003
Carlisle Cos., Inc.	3,172	377,722
Raven Industries, Inc.	1,983	42,852
Seaboard Corp.	15	40,549
Standex International Corp.	734	39,306

		804,432

Insurance — 3.7%
Alleghany Corp.	825	430,914
Ambac Financial Group, Inc.(a)	2,574	32,947
American Equity Investment Life Holding Co.	4,719	120,099
American Financial Group, Inc.	4,393	266,963
American National Group, Inc.	602	44,337
AMERISAFE, Inc.	879	55,781
Argo Group International Holdings Ltd.	1,982	66,417
Assurant, Inc.	3,505	376,682
Assured Guaranty Ltd.	5,281	115,284
Athene Holding Ltd., Class A(a)(b)	6,662	214,850
Axis Capital Holdings Ltd.	4,782	191,854
Benefytt Technologies, Inc.(a)(b)	700	21,644
Brighthouse Financial, Inc.(a)	5,740	162,672
Brown & Brown, Inc.	13,788	626,940
BRP Group, Inc., Class A(a)	1,285	22,423
Citizens, Inc.(a)(b)	2,734	15,693
CNO Financial Group, Inc.	9,144	138,074
Crawford & Co., Class A	1,566	11,479
Donegal Group, Inc., Class A	535	7,479
eHealth, Inc.(a)	1,456	100,668
Employers Holdings, Inc.	1,323	43,024
Enstar Group Ltd.(a)	702	117,901
Erie Indemnity Co., Class A	1,481	311,188
Everest Re Group Ltd.	2,342	512,406
FBL Financial Group, Inc., Class A	517	17,981
FedNat Holding Co.	603	5,644
First American Financial Corp.	6,392	326,056
Genworth Financial, Inc., Class A(a)	28,741	58,632
Global Indemnity Ltd.	422	9,643
Globe Life, Inc.(a)	6,149	489,460
Goosehead Insurance, Inc., Class A(a)	741	76,568
Greenlight Capital Re Ltd., Class A(a)	1,515	9,787
Hanover Insurance Group, Inc.	2,321	236,463
HCI Group, Inc.	423	18,874
Heritage Insurance Holdings, Inc.	1,645	19,526
Hilltop Holdings, Inc.	4,176	81,307
Horace Mann Educators Corp.	2,419	90,906
Independence Holding Co.	253	8,364
Investors Title Co.	73	8,401
James River Group Holdings Ltd.	1,910	88,471
Kemper Corp.	3,647	286,362
Kinsale Capital Group, Inc.	1,242	242,066
MBIA, Inc.(a)	3,904	31,271
Mercury General Corp.	1,613	69,214
National General Holdings Corp.	4,032	137,048
National Western Life Group, Inc., Class A	157	30,582
NI Holdings, Inc.(a)	788	12,986
Old Republic International Corp.	17,239	277,031
Palomar Holdings, Inc.(a)	957	87,412

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Primerica, Inc.	2,372	$283,834
ProAssurance Corp.	2,856	41,983
ProSight Global, Inc.(a)	486	3,820
Protective Insurance Corp., Class B	430	5,504
Reinsurance Group of America, Inc.	4,008	341,682
RenaissanceRe Holdings Ltd.	2,882	519,855
RLI Corp.	2,266	199,703
Safety Insurance Group, Inc.	1,003	75,897
Selective Insurance Group, Inc.	3,412	185,408
State Auto Financial Corp.	907	14,068
Stewart Information Services Corp.	984	41,279
Third Point Reinsurance Ltd.(a)	5,080	39,573
Trupanion, Inc.(a)(b)	1,701	86,020
United Fire Group, Inc.	1,290	32,727
United Insurance Holdings Corp.	1,333	9,864
Universal Insurance Holdings, Inc.	2,332	40,833
Unum Group	11,894	204,934
W.R. Berkley Corp.	8,202	506,474
Watford Holdings Ltd.(a)	889	14,588
White Mountains Insurance Group Ltd.(b)	186	163,704

		9,539,524

Interactive Media & Services — 0.5%
Cargurus, Inc.(a)	4,915	141,994
Cars.com, Inc.(a)	4,039	32,797
ComScore, Inc.(a)	4,020	12,060
DHI Group, Inc.(a)	1,960	4,900
Eventbrite, Inc., Class A(a)	3,624	30,876
EverQuote, Inc., Class A(a)	798	43,451
Meet Group, Inc.(a)	2,972	18,515
QuinStreet, Inc.(a)	2,939	34,313
TrueCar, Inc.(a)	6,796	25,553
Yelp, Inc.(a)	4,009	100,145
Zillow Group, Inc., Class A(a)	3,308	225,242
Zillow Group, Inc., Class C(a)(b)	8,035	549,514

		1,219,360

Internet & Direct Marketing Retail — 0.9%
1-800-Flowers.com, Inc., Class A(a)	1,430	40,398
CarParts.com, Inc.(a)	1,205	16,563
Duluth Holdings, Inc., Class B(a)	371	2,742
Etsy, Inc.(a)	6,935	820,965
Gaia, Inc.(a)	473	4,342
Groupon, Inc.(a)	1,334	20,477
GrubHub, Inc.(a)	5,406	390,530
Lands’ End, Inc.(a)	436	3,758
Liberty TripAdvisor Holdings, Inc., Series A(a)	5,186	12,861
Liquidity Services, Inc.(a)	1,389	7,153
Magnite, Inc.(a)(b)	5,765	34,619
Overstock.com, Inc.(a)	2,292	173,252
PetMed Express, Inc.	1,122	35,006
Quotient Technology, Inc.(a)	4,975	39,850
Qurate Retail, Inc., Series A(a)	21,843	238,307
RealReal, Inc.(a)	3,556	48,504
Shutterstock, Inc.	1,114	60,535
Stamps.com, Inc.(a)	982	255,595
Stitch Fix, Inc., Class A(a)(b)	3,202	70,924
TripAdvisor, Inc.	5,855	118,447
Waitr Holdings, Inc.(a)(b)	4,360	23,282

		2,418,110

IT Services — 3.0%
Alliance Data Systems Corp.	2,690	119,328
Amdocs Ltd.	7,725	479,722
Black Knight, Inc.(a)	8,423	631,051
Booz Allen Hamilton Holding Corp.	7,984	652,772

Security	Shares	Value

IT Services (continued)
Brightcove, Inc.(a)	2,468	$26,111
CACI International, Inc., Class A(a)	1,459	303,209
Cardtronics PLC, Class A(a)(b)	2,096	46,804
Cass Information Systems, Inc.	840	30,097
Conduent, Inc.(a)	8,436	16,113
CoreLogic, Inc.	4,649	316,876
CSG Systems International, Inc.	1,881	79,247
DXC Technology Co.	15,174	271,766
Endurance International Group Holdings, Inc.(a)	4,257	24,137
Euronet Worldwide, Inc.(a)	2,883	277,172
EVERTEC, Inc.	3,478	107,992
Evo Payments, Inc., Class A(a)	2,293	52,028
ExlService Holdings, Inc.(a)	1,922	123,123
Fastly, Inc., Class A(a)(b)	4,277	412,688
Genpact Ltd.	11,038	439,533
GreenSky, Inc., Class A(a)	3,565	20,124
Grid Dynamics Holdings, Inc.(a)	1,289	8,611
GTT Communications, Inc.(a)(b)	1,605	10,111
Hackett Group, Inc.	1,516	20,906
Information Services Group, Inc.(a)	2,016	4,133
International Money Express, Inc.(a)	929	12,523
Limelight Networks, Inc.(a)	6,756	42,360
LiveRamp Holdings, Inc.(a)	3,703	168,746
ManTech International Corp., Class A	1,549	107,779
MAXIMUS, Inc.	3,587	266,191
MoneyGram International, Inc.(a)	3,568	12,417
MongoDB, Inc.(a)(b)	2,459	563,308
NIC, Inc.	3,773	82,704
Paysign, Inc.(a)	2,298	21,463
Perficient, Inc.(a)	2,217	86,929
Perspecta, Inc.	7,921	169,509
PFSweb, Inc.(a)	820	6,503
Priority Technology Holdings, Inc.(a)(b)	223	491
Repay Holdings Corp.(a)	2,075	45,920
Sabre Corp.	15,823	119,622
Science Applications International Corp.	3,433	274,571
ServiceSource International, Inc.(a)	5,002	7,803
StarTek, Inc.(a)	669	3,265
StoneCo Ltd., Class A(a)(b)	9,125	435,354
Switch, Inc., Class A(b)	5,041	90,688
Teradata Corp.(a)(b)	6,356	133,476
TTEC Holdings, Inc.	1,090	51,731
Tucows, Inc., Class A(a)(b)	555	33,583
Unisys Corp.(a)(b)	3,533	42,007
Verra Mobility Corp.(a)	7,634	78,096
Virtusa Corp.(a)	1,716	69,670
WEX, Inc.(a)	2,562	405,744

		7,806,107

Leisure Products — 0.6%
Brunswick Corp.	4,662	312,261
Callaway Golf Co.(b)	5,362	102,146
Clarus Corp.	921	11,034
Escalade, Inc.	723	11,098
Johnson Outdoors, Inc., Class A	318	27,844
Malibu Boats, Inc., Class A(a)	1,177	69,184
Marine Products Corp.	266	3,413
MasterCraft Boat Holdings, Inc.(a)	1,012	20,948
Mattel, Inc.(a)	20,461	227,322
Nautilus, Inc.(a)	1,703	17,762
Polaris, Inc.	3,429	355,347
Smith & Wesson Brands, Inc.(a)	3,085	73,701
Sturm Ruger & Co., Inc.	995	80,963
Vista Outdoor, Inc.(a)	3,438	58,962

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
YETI Holdings, Inc.(a)	4,391	$214,676

		1,586,661

Life Sciences Tools & Services — 2.3%
10X Genomics, Inc., Class A(a)	3,211	315,866
Accelerate Diagnostics, Inc.(a)(b)	1,742	25,311
Adaptive Biotechnologies Corp.(a)	4,238	158,162
Avantor, Inc.(a)(b)	24,370	538,090
Bio-Techne Corp.	2,240	616,358
Bruker Corp.	6,133	273,654
Champions Oncology, Inc.(a)	511	4,466
Charles River Laboratories International, Inc.(a)	2,880	573,091
ChromaDex Corp.(a)(b)	2,753	13,930
Enzo Biochem, Inc.(a)	2,477	5,895
Fluidigm Corp.(a)	3,589	25,267
Harvard Bioscience, Inc.(a)	2,170	6,749
Luminex Corp.	2,503	91,109
Medpace Holdings, Inc.(a)	1,556	185,709
NanoString Technologies, Inc.(a)	2,158	77,925
NeoGenomics, Inc.(a)	6,162	235,573
Pacific Biosciences of California, Inc.(a)(b)	8,853	33,022
PerkinElmer, Inc.	6,561	780,169
Personalis, Inc.(a)	1,236	21,519
PPD, Inc.(a)	3,591	105,468
PRA Health Sciences, Inc.(a)	3,773	402,051
QIAGEN NV(a)	13,233	654,372
Quanterix Corp.(a)	1,083	34,992
Repligen Corp.(a)	3,078	464,501
Syneos Health, Inc.(a)	3,721	232,153

		5,875,402

Machinery — 3.7%
AGCO Corp.	3,794	249,000
Alamo Group, Inc.	581	59,907
Albany International Corp., Class A	1,779	85,534
Allison Transmission Holdings, Inc.	6,440	240,598
Altra Industrial Motion Corp.	3,683	126,069
Astec Industries, Inc.	1,532	68,159
Barnes Group, Inc.	2,702	99,623
Blue Bird Corp.(a)	768	9,623
Chart Industries, Inc.(a)	2,063	141,377
CIRCOR International, Inc.(a)	1,188	31,149
Colfax Corp.(a)	5,674	165,000
Columbus McKinnon Corp.	1,362	45,123
Crane Co.	3,058	172,991
DMC Global, Inc.(b)	841	24,709
Donaldson Co., Inc.	7,532	364,097
Douglas Dynamics, Inc.	1,244	43,975
Eastern Co.	259	4,224
Energy Recovery, Inc.(a)	2,318	17,594
Enerpac Tool Group Corp.	3,236	61,160
EnPro Industries, Inc.	1,208	57,658
ESCO Technologies, Inc.	1,463	125,730
Evoqua Water Technologies Corp.(a)	4,891	94,054
ExOne Co.(a)(b)	637	5,580
Federal Signal Corp.	3,419	105,681
Flowserve Corp.	7,463	207,994
Gates Industrial Corp. PLC(a)(b)	2,668	28,121
Gencor Industries, Inc.(a)	326	3,902
Gorman-Rupp Co.	1,030	31,168
Graco, Inc.	9,625	512,435
Graham Corp.	500	6,580
Greenbrier Cos., Inc.	1,826	46,983
Helios Technologies, Inc.	1,721	65,105
Hillenbrand, Inc.	4,233	123,731

Security	Shares	Value

Machinery (continued)
Hurco Cos., Inc.	302	$8,377
Hyster-Yale Materials Handling, Inc.	629	23,468
ITT, Inc.	5,167	298,291
John Bean Technologies Corp.	1,786	167,455
Kadant, Inc.	659	71,508
Kennametal, Inc.	4,751	128,087
LB Foster Co., Class A(a)	407	5,722
Lincoln Electric Holdings, Inc.	3,354	303,168
Lindsay Corp.	617	59,831
Luxfer Holdings PLC	1,743	22,136
Lydall, Inc.(a)	1,101	17,836
Manitowoc Co., Inc.(a)	2,617	27,897
Meritor, Inc.(a)	4,028	91,637
Middleby Corp.(a)(b)	3,259	270,693
Miller Industries, Inc.	546	15,479
Mueller Industries, Inc.	3,226	90,199
Mueller Water Products, Inc., Class A	8,999	91,070
Navistar International Corp.(a)	2,797	89,588
NN, Inc.	2,833	14,902
Nordson Corp.	3,358	650,210
Omega Flex, Inc.	189	23,011
Oshkosh Corp.	3,992	314,250
Pentair PLC	9,749	417,745
Proto Labs, Inc.(a)	1,606	192,913
RBC Bearings, Inc.(a)	1,481	181,304
REV Group, Inc.	1,889	12,279
Rexnord Corp.	6,324	183,206
Shyft Group, Inc.	2,029	38,308
Snap-on, Inc.	3,156	460,366
SPX Corp.(a)	2,499	104,958
SPX FLOW, Inc.(a)(b)	2,440	97,795
Tennant Co.	1,048	69,818
Terex Corp.	3,885	73,232
Timken Co.	3,969	181,225
Toro Co.	6,261	446,722
TriMas Corp.(a)	2,473	57,868
Trinity Industries, Inc.	5,312	103,743
Valmont Industries, Inc.	1,202	145,682
Wabash National Corp.	3,081	35,093
Watts Water Technologies, Inc., Class A	1,746	146,472
Welbilt, Inc.(a)	7,458	45,345
Woodward, Inc.	3,186	238,759

		9,442,282

Marine — 0.1%
Costamare, Inc.	2,749	12,508
Eagle Bulk Shipping, Inc.(a)(b)	1,704	4,141
Genco Shipping & Trading Ltd.	653	4,434
Kirby Corp.(a)	3,678	170,071
Matson, Inc.	2,455	89,411
Safe Bulkers, Inc.(a)	1,654	2,200
Scorpio Bulkers, Inc.	234	3,430

		286,195

Media — 1.7%
AMC Networks, Inc., Class A(a)	2,520	58,212
Boston Omaha Corp., Class A(a)	529	8,411
Cable One, Inc.	297	541,300
Cardlytics, Inc.(a)	1,476	98,036
Central European Media Enterprises Ltd., Class A(a)	5,251	20,899
Cinemark Holdings, Inc.	6,224	73,630
Daily Journal Corp.(a)(b)	71	20,164
Emerald Holding, Inc.	1,076	2,927
Entercom Communications Corp., Class A	5,968	8,355
Entravision Communications Corp., Class A	3,178	4,195

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Eros International PLC(a)(b)	3,680	$10,451
EW Scripps Co., Class A	3,240	36,871
Fluent, Inc.(a)	1,589	2,892
Gannett Co., Inc.(b)	5,759	8,523
GCI Liberty, Inc., Class A(a)	5,903	462,736
Gray Television, Inc.(a)	5,881	84,334
Hemisphere Media Group, Inc.(a)	733	6,450
iHeartMedia, Inc., Class A(a)	1,707	14,271
IMAX Corp.(a)	3,085	34,830
Interpublic Group of Cos., Inc.	22,858	412,587
John Wiley & Sons, Inc., Class A	2,508	84,846
Liberty Latin America Ltd., Class A(a)	2,582	26,543
Liberty Latin America Ltd., Class C(a)	6,589	67,405
Liberty Media Corp. — Liberty Formula One, Class A(a)	1,695	56,088
Liberty Media Corp. — Liberty Formula One, Class C(a)	11,584	410,537
Liberty Media Corp. — Liberty Braves, Class A(a)	524	9,909
Liberty Media Corp. — Liberty Braves, Class C(a)	2,007	37,431
Lions Gate Entertainment Corp., Class A(a)	3,107	23,800
Lions Gate Entertainment Corp., Class B(a)	6,941	49,350
LiveXLive Media, Inc.(a)	1,347	4,081
Madison Square Garden Sports Corp., Class A(a)	1,084	166,600
Meredith Corp.	2,338	33,574
MSG Networks, Inc., Class A(a)	2,148	20,470
National CineMedia, Inc.	3,463	8,554
New York Times Co., Class A	9,527	439,576
News Corp., Class A	22,256	283,096
News Corp., Class B	7,809	99,643
Nexstar Media Group, Inc., Class A	2,615	229,205
Saga Communications, Inc., Class A	168	3,928
Scholastic Corp.	2,093	50,085
Sinclair Broadcast Group, Inc., Class A	3,049	62,809
TechTarget, Inc.(a)(b)	1,338	48,556
TEGNA, Inc.	12,530	147,603
Tribune Publishing Co.	814	7,936
Value Line, Inc.	72	1,775
WideOpenWest, Inc.(a)	3,047	16,637

		4,300,111

Metals & Mining — 1.1%
Alcoa Corp.(a)	11,415	148,395
Allegheny Technologies, Inc.(a)	7,192	62,498
Arconic Corp.(a)	5,664	92,267
Caledonia Mining Corp. PLC	634	14,538
Carpenter Technology Corp.	2,753	61,557
Century Aluminum Co.(a)	2,941	25,616
Cleveland-Cliffs, Inc.(b)	22,605	117,094
Coeur Mining, Inc.(a)	13,795	109,394
Commercial Metals Co.	6,845	141,555
Compass Minerals International, Inc.	1,941	98,874
Ferroglobe PLC(c)	897	—
Gold Resource Corp.	3,023	13,271
Haynes International, Inc.	789	14,486
Hecla Mining Co.	29,742	164,176
Kaiser Aluminum Corp.	897	55,569
Materion Corp.	1,168	67,067
Mayville Engineering Co., Inc.(a)	267	2,026
Novagold Resources, Inc.(a)(b)	14,334	130,726
Olympic Steel, Inc.	326	3,449
Reliance Steel & Aluminum Co.	3,733	366,805
Royal Gold, Inc.	3,853	539,150
Ryerson Holding Corp.(a)	675	3,800
Schnitzer Steel Industries, Inc., Class A	1,584	29,146
Steel Dynamics, Inc.	12,134	332,593
SunCoke Energy, Inc.	4,822	15,382
TimkenSteel Corp.(a)	2,056	7,545

Security	Shares	Value

Metals & Mining (continued)
U.S. Silica Holdings, Inc.	4,190	$14,791
United States Steel Corp.	12,550	83,583
Warrior Met Coal, Inc.	2,953	47,012
Worthington Industries, Inc.	2,099	78,545

		2,840,910

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	33,248	452,173
Broadmark Realty Capital, Inc.	7,341	67,684
Colony Credit Real Estate, Inc.	4,943	31,141
Dynex Capital, Inc.	1,452	22,433
Ellington Financial, Inc.	2,467	29,012
Front Yard Residential Corp.	2,906	25,195
Granite Point Mortgage Trust, Inc.	3,208	21,782
Great Ajax Corp.	1,223	10,542
Invesco Mortgage Capital, Inc.(b)	11,018	33,825
KKR Real Estate Finance Trust, Inc.	1,553	25,857
Ready Capital Corp.	2,349	18,839
TPG RE Finance Trust, Inc.	3,404	29,547
Two Harbors Investment Corp.	15,546	84,415
Western Asset Mortgage Capital Corp.	2,714	5,727

		858,172

Multi-Utilities — 0.3%
Avista Corp.	3,856	143,173
Black Hills Corp.	3,776	218,480
MDU Resources Group, Inc.	11,767	246,872
NorthWestern Corp.	2,932	164,954

		773,479

Multiline Retail — 0.3%
Big Lots, Inc.	2,309	90,836
Dillard’s, Inc., Class A(b)	471	11,092
Kohl’s Corp.	9,343	177,891
Macy’s, Inc.(b)	16,896	102,390
Nordstrom, Inc.(b)	6,280	85,973
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	3,141	330,119

		798,301

Oil, Gas & Consumable Fuels — 1.9%
Adams Resources & Energy, Inc.	168	3,557
Amyris, Inc.(a)(b)	3,991	17,082
Antero Midstream Corp.	16,452	93,283
Antero Resources Corp.(a)	14,047	41,579
Apache Corp.	22,445	344,531
Arch Resources, Inc.	904	28,042
Ardmore Shipping Corp.	1,437	5,906
Berry Corp.	3,437	16,171
Bonanza Creek Energy, Inc.(a)	944	17,171
Brigham Minerals, Inc., Class A	1,828	20,254
Cimarex Energy Co.	5,788	141,575
Clean Energy Fuels Corp.(a)	6,462	15,380
CNX Resources Corp.(a)	10,627	102,551
Comstock Resources, Inc.(a)	657	3,522
CONSOL Energy, Inc.(a)	1,305	7,673
Contango Oil & Gas Co.(a)	5,116	9,107
Continental Resources, Inc.	4,317	74,641
CVR Energy, Inc.	1,691	32,467
Delek US Holdings, Inc.	3,585	62,666
Devon Energy Corp.	21,909	229,825
DHT Holdings, Inc.	6,410	36,409
Diamond S Shipping, Inc.(a)	1,291	11,335
Diamondback Energy, Inc.	9,398	374,604
Dorian LPG Ltd.(a)	1,847	15,773
Earthstone Energy, Inc., Class A(a)(b)	661	1,738
Energy Fuels, Inc.(a)	5,468	9,350

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.	15,309	$222,287
Equitrans Midstream Corp.	24,327	234,756
Evolution Petroleum Corp.	1,497	3,922
Falcon Minerals Corp.	1,550	3,891
Frontline Ltd.	6,725	53,800
Golar LNG Ltd.	5,384	40,380
Goodrich Petroleum Corp.(a)(b)	250	1,863
Green Plains, Inc.(a)	1,788	23,119
Gulfport Energy Corp.(a)	10,769	10,877
HollyFrontier Corp.	8,503	233,833
International Seaways, Inc.	1,461	25,231
Kosmos Energy Ltd.	23,094	37,181
Magnolia Oil & Gas Corp., Class A(a)	7,243	43,313
Marathon Oil Corp.	48,231	264,788
Matador Resources Co.(a)	6,377	55,352
Montage Resources Corp.(a)	878	3,767
Murphy Oil Corp.	8,376	110,647
NextDecade Corp.(a)(b)	435	674
Noble Energy, Inc.	28,553	285,244
Nordic American Tankers Ltd.	7,726	35,153
Overseas Shipholding Group, Inc., Class A(a)	3,265	7,542
Ovintiv, Inc.	15,763	152,743
Par Pacific Holdings, Inc.(a)	2,200	16,302
Parsley Energy, Inc., Class A	18,642	204,689
PBF Energy, Inc., Class A	5,563	48,287
PDC Energy, Inc.(a)	5,862	83,592
Peabody Energy Corp.	3,872	12,081
Penn Virginia Corp.(a)	666	6,600
PrimeEnergy Resources Corp.(a)	13	926
Range Resources Corp.(b)	12,205	78,844
Renewable Energy Group, Inc.(a)	2,193	60,483
REX American Resources Corp.(a)(b)	348	23,716
Scorpio Tankers, Inc.	2,932	38,761
SFL Corp. Ltd.	5,469	45,447
SM Energy Co.	6,944	20,485
Southwestern Energy Co.(a)	31,708	77,050
Talos Energy, Inc.(a)	839	5,714
Targa Resources Corp.	13,706	250,546
Tellurian, Inc.(a)(b)	8,480	7,562
Uranium Energy Corp.(a)	9,375	9,078
W&T Offshore, Inc.(a)(b)	4,964	11,219
Whiting Petroleum Corp.(a)(b)	3,916	3,054
World Fuel Services Corp.	3,911	92,026
WPX Energy, Inc.(a)	23,328	139,268

		4,802,285

Paper & Forest Products — 0.2%
Boise Cascade Co.	2,249	104,781
Clearwater Paper Corp.(a)	929	34,299
Domtar Corp.	3,154	66,203
Louisiana-Pacific Corp.	6,735	213,298
Neenah, Inc.	958	42,736
PH Glatfelter Co.	2,510	39,984
Schweitzer-Mauduit International, Inc.	2,178	70,850
Verso Corp., Class A	2,082	25,421

		597,572

Personal Products — 0.4%
BellRing Brands, Inc., Class A(a)	2,231	44,330
Coty, Inc., Class A	16,516	61,274
Edgewell Personal Care Co.(a)	3,115	93,107
elf Beauty, Inc.(a)	1,554	27,755
Herbalife Nutrition Ltd.(a)	5,976	306,210
Inter Parfums, Inc.	1,036	42,362
Lifevantage Corp.(a)	907	11,646

Security	Shares	Value

Personal Products (continued)
Medifast, Inc.	653	$109,136
Nature’s Sunshine Products, Inc.(a)	459	4,365
Nu Skin Enterprises, Inc., Class A	2,982	133,743
Revlon, Inc., Class A(a)(b)	254	1,605
USANA Health Sciences, Inc.(a)(b)	643	52,199
Veru, Inc.(a)	2,890	8,179

		895,911

Pharmaceuticals — 1.8%
AcelRx Pharmaceuticals, Inc.(a)	3,225	3,515
Aerie Pharmaceuticals, Inc.(a)(b)	2,086	24,114
Agile Therapeutics, Inc.(a)	3,931	9,828
Amneal Pharmaceuticals, Inc.(a)	6,163	26,686
Amphastar Pharmaceuticals, Inc.(a)	2,088	41,802
ANI Pharmaceuticals, Inc.(a)	607	17,973
Aquestive Therapeutics, Inc.(a)	1,170	6,154
Arvinas, Inc.(a)	1,673	52,700
Assembly Biosciences, Inc.(a)	1,790	39,738
Avenue Therapeutics, Inc.(a)	436	4,417
Axsome Therapeutics, Inc.(a)	1,579	112,630
BioDelivery Sciences International, Inc.(a)	5,187	21,734
Cara Therapeutics, Inc.(a)	2,345	38,552
Catalent, Inc.(a)	9,091	794,008
Cerecor, Inc.(a)	875	2,389
Collegium Pharmaceutical, Inc.(a)(b)	1,873	29,556
Corcept Therapeutics, Inc.(a)(b)	5,532	82,703
CorMedix, Inc.(a)	1,462	6,506
Cymabay Therapeutics, Inc.(a)(b)	3,504	12,439
Durect Corp.(a)	11,158	21,870
Eloxx Pharmaceuticals, Inc.(a)	956	2,667
Endo International PLC(a)	12,489	43,462
Eton Pharmaceuticals, Inc.(a)	831	5,551
Evofem Biosciences, Inc.(a)	2,946	8,809
Evolus, Inc.(a)(b)	1,546	5,040
Fulcrum Therapeutics, Inc.(a)	592	9,395
Harrow Health, Inc.(a)(b)	1,273	6,976
Heska Corp.(a)	405	38,969
Horizon Therapeutics PLC(a)	10,830	662,688
IMARA, Inc.(a)	279	5,633
Innoviva, Inc.(a)	3,731	50,536
Intersect ENT, Inc.(a)	1,873	32,197
Intra-Cellular Therapies, Inc.(a)	3,140	62,251
Jazz Pharmaceuticals PLC(a)	3,106	336,224
Kala Pharmaceuticals, Inc.(a)(b)	2,233	19,539
Kaleido Biosciences, Inc.(a)(b)	497	2,967
Lannett Co., Inc.(a)(b)	1,551	9,228
Liquidia Technologies, Inc.(a)	1,169	6,465
Lyra Therapeutics, Inc.(a)	431	5,775
Mallinckrodt PLC(a)(b)	5,268	11,748
Marinus Pharmaceuticals, Inc.(a)	3,984	6,693
Menlo Therapeutics, Inc.(a)	6,130	9,869
MyoKardia, Inc.(a)	2,927	263,811
Nektar Therapeutics(a)(b)	10,435	231,240
NGM Biopharmaceuticals, Inc.(a)	1,325	24,234
Odonate Therapeutics, Inc.(a)	746	27,132
Omeros Corp.(a)(b)	2,988	38,336
Optinose, Inc.(a)	1,482	7,551
Osmotica Pharmaceuticals PLC(a)	478	2,557
Pacira BioSciences, Inc.(a)(b)	2,375	124,949
Paratek Pharmaceuticals, Inc.(a)	2,579	11,270
Perrigo Co. PLC	8,105	429,727
Phathom Pharmaceuticals, Inc.(a)(b)	573	19,058
Phibro Animal Health Corp., Class A	1,129	26,187
Prestige Consumer Healthcare, Inc.(a)	2,906	108,074
Provention Bio, Inc.(a)	2,391	24,842

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Reata Pharmaceuticals, Inc., Class A(a)	1,409	$208,109
Relmada Therapeutics, Inc.(a)(b)	793	28,841
Revance Therapeutics, Inc.(a)(b)	3,236	75,981
Satsuma Pharmaceuticals, Inc.(a)	522	12,324
SIGA Technologies, Inc.(a)	3,406	21,867
Supernus Pharmaceuticals, Inc.(a)	2,793	62,186
TherapeuticsMD, Inc.(a)(b)	14,617	27,041
Theravance Biopharma, Inc.(a)	2,701	52,453
Tricida, Inc.(a)	1,616	21,622
Verrica Pharmaceuticals, Inc.(a)	573	3,759
WaVe Life Sciences Ltd.(a)	1,077	9,456
Xeris Pharmaceuticals, Inc.(a)(b)	1,923	5,500
Zogenix, Inc.(a)	3,176	75,557

		4,635,660

Professional Services — 1.1%
Acacia Research Corp.(a)	169	669
Akerna Corp.(a)	592	3,866
ASGN, Inc.(a)	2,901	198,603
Barrett Business Services, Inc.	449	23,653
BG Staffing, Inc.	361	3,278
CBIZ, Inc.(a)	2,995	72,419
CRA International, Inc.	427	17,836
Exponent, Inc.	3,013	253,273
Forrester Research, Inc.(a)	664	23,313
Franklin Covey Co.(a)	727	13,151
FTI Consulting, Inc.(a)	2,156	257,513
GP Strategies Corp.(a)	562	4,176
Heidrick & Struggles International, Inc.	1,160	23,467
Huron Consulting Group, Inc.(a)	1,316	62,800
ICF International, Inc.	1,069	72,275
Insperity, Inc.	2,184	146,022
Kelly Services, Inc., Class A	1,972	29,205
Kforce, Inc.	1,111	32,041
Korn Ferry	3,589	100,851
ManpowerGroup, Inc.	3,427	235,743
Mastech Digital, Inc.(a)	229	4,924
Mistras Group, Inc.(a)	1,389	4,903
Nielsen Holdings PLC	21,119	304,747
Paylocity Holding Corp.(a)(b)	2,035	271,062
Red Violet, Inc.(a)	370	5,665
Resources Connection, Inc.	1,828	20,656
Robert Half International, Inc.	6,543	332,842
TriNet Group, Inc.(a)	2,372	156,552
TrueBlue, Inc.(a)	1,905	29,394
Upwork, Inc.(a)	5,296	79,546
Willdan Group, Inc.(a)(b)	506	12,478

		2,796,923

Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.	4,231	50,010
Altisource Portfolio Solutions SA(a)	342	4,593
American Realty Investors, Inc.(a)	117	1,081
CareTrust REIT, Inc.	6,133	110,517
CTO Realty Growth, Inc.	242	9,593
Cushman & Wakefield PLC(a)	6,321	67,635
Essential Properties Realty Trust, Inc.	5,215	83,961
eXp World Holdings, Inc.(a)	1,356	26,944
Forestar Group, Inc.(a)	896	15,510
FRP Holdings, Inc.(a)	420	16,430
Global Medical REIT, Inc.	2,345	27,882
Howard Hughes Corp.(a)	2,213	117,709
Jones Lang LaSalle, Inc.	3,027	299,401
Kennedy-Wilson Holdings, Inc.	7,114	105,572
Marcus & Millichap, Inc.(a)	1,362	37,101

Security	Shares	Value

Real Estate Management & Development (continued)
Maui Land & Pineapple Co., Inc.(a)	670	$6,975
Newmark Group, Inc., Class A	8,681	35,332
Rafael Holdings, Inc., Class B(a)	567	7,921
RE/MAX Holdings, Inc., Class A	1,101	35,639
Realogy Holdings Corp.	6,547	59,316
Redfin Corp.(a)(b)	5,645	234,719
RMR Group, Inc., Class A	919	26,430
St. Joe Co.(a)	1,987	40,952
Stratus Properties, Inc.(a)	267	5,100
Tejon Ranch Co.(a)	1,400	20,090
Transcontinental Realty Investors, Inc.(a)	22	517

		1,446,930

Road & Rail — 0.6%
AMERCO	512	162,678
ArcBest Corp.	1,534	46,618
Avis Budget Group, Inc.(a)	2,952	76,457
Covenant Logistics Group, Inc., Class A(a)	683	11,509
Daseke, Inc.(a)(b)	3,220	13,427
Heartland Express, Inc.	2,786	56,514
Hertz Global Holdings, Inc.(a)(b)	5,881	8,527
Knight-Swift Transportation Holdings, Inc.(b)	7,335	318,999
Landstar System, Inc.	2,186	266,211
Marten Transport Ltd.	2,784	74,110
PAM Transportation Services, Inc.(a)(b)	74	2,076
Ryder System, Inc.	3,014	110,403
Saia, Inc.(a)	1,580	188,731
Schneider National, Inc., Class B	3,378	84,889
Universal Logistics Holdings, Inc.	322	5,915
US Xpress Enterprises, Inc., Class A(a)	1,235	11,313
Werner Enterprises, Inc.	3,482	153,156

		1,591,533

Semiconductors & Semiconductor Equipment — 3.2%
Advanced Energy Industries, Inc.(a)	2,168	159,500
Alpha & Omega Semiconductor Ltd.(a)	978	10,650
Ambarella, Inc.(a)	1,890	85,579
Amkor Technology, Inc.(a)	5,716	77,709
Atomera, Inc.(a)	813	8,650
Axcelis Technologies, Inc.(a)	1,832	53,897
AXT, Inc.(a)	2,786	13,345
Brooks Automation, Inc.(b)	4,313	234,843
Cabot Microelectronics Corp.	1,706	257,128
CEVA, Inc.(a)	1,268	50,974
Cirrus Logic, Inc.(a)	3,477	238,279
Cohu, Inc.	2,339	44,043
Cree, Inc.(a)(b)	6,376	439,434
CyberOptics Corp.(a)	403	15,858
Diodes, Inc.(a)	2,421	124,560
DSP Group, Inc.(a)	1,222	18,147
Enphase Energy, Inc.(a)(b)	6,221	375,500
Entegris, Inc.	7,785	559,819
First Solar, Inc.(a)(b)	4,987	296,976
FormFactor, Inc.(a)	4,354	125,569
GSI Technology, Inc.(a)(b)	1,299	7,430
Ichor Holdings Ltd.(a)	1,326	43,519
Impinj, Inc.(a)(b)	991	23,388
Inphi Corp.(a)	2,823	368,853
Lattice Semiconductor Corp.(a)	7,906	245,798
MACOM Technology Solutions Holdings, Inc.(a)	2,675	113,045
MaxLinear, Inc.(a)	3,822	96,888
MKS Instruments, Inc.	3,191	406,661
Monolithic Power Systems, Inc.	2,537	672,330
NeoPhotonics Corp.(a)	2,759	25,134
NVE Corp.	250	13,560

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp.(a)	23,949	$493,349
Onto Innovation, Inc.(a)	2,724	103,022
PDF Solutions, Inc.(a)	1,827	44,908
Photronics, Inc.(a)	2,652	31,506
Pixelworks, Inc.(a)	2,177	6,945
Power Integrations, Inc.	1,676	204,522
Rambus, Inc.(a)	6,456	95,291
Semtech Corp.(a)	3,826	213,223
Silicon Laboratories, Inc.(a)	2,464	247,657
SiTime Corp.(a)(b)	330	17,540
SMART Global Holdings, Inc.(a)	840	23,428
SolarEdge Technologies, Inc.(a)(b)	2,865	501,661
SunPower Corp.(a)(b)	4,326	40,362
Teradyne, Inc.	9,630	856,685
Ultra Clean Holdings, Inc.(a)	2,266	68,184
Veeco Instruments, Inc.(a)	2,777	37,545

		8,192,894

Software — 7.1%
A10 Networks, Inc.(a)	3,697	29,872
ACI Worldwide, Inc.(a)	6,517	174,590
Alarm.com Holdings, Inc.(a)	2,692	188,548
Altair Engineering, Inc., Class A(a)(b)	2,391	96,357
Alteryx, Inc., Class A(a)(b)	3,092	542,615
American Software, Inc., Class A	1,676	27,604
Anaplan, Inc.(a)	7,748	351,837
Appfolio, Inc., Class A(a)	954	132,816
Appian Corp.(a)(b)	1,988	101,130
Aspen Technology, Inc.(a)	3,964	385,539
Asure Software, Inc.(a)(b)	565	3,644
Avalara, Inc.(a)	4,513	606,773
Avaya Holdings Corp.(a)	5,343	67,642
Benefitfocus, Inc.(a)	1,841	21,558
Bill.Com Holdings, Inc.(a)	921	85,754
Blackbaud, Inc.	3,044	190,372
Blackline, Inc.(a)	2,939	261,306
Bottomline Technologies DE, Inc.(a)	2,728	131,653
Box, Inc., Class A(a)(b)	8,402	150,816
CDK Global, Inc.	7,198	327,221
Cerence, Inc.(a)	2,098	83,207
Ceridian HCM Holding, Inc.(a)	6,219	486,886
ChannelAdvisor Corp.(a)	1,642	33,448
Cloudera, Inc.(a)(b)	11,675	131,577
Cloudflare, Inc., Class A(a)	6,447	268,324
CommVault Systems, Inc.(a)	2,396	105,616
Cornerstone OnDemand, Inc.(a)	3,470	123,220
Digimarc Corp.(a)(b)	821	11,543
Digital Turbine, Inc.(a)	4,697	65,194
Domo, Inc., Class B(a)	1,454	46,790
Dynatrace, Inc.(a)	8,922	373,207
Ebix, Inc.(b)	1,532	33,788
eGain Corp.(a)	1,752	17,362
Elastic NV(a)	3,234	311,078
Envestnet, Inc.(a)	3,021	245,305
Everbridge, Inc.(a)	2,016	287,885
Fair Isaac Corp.(a)	1,636	718,515
FireEye, Inc.(a)(b)	13,847	209,090
Five9, Inc.(a)(b)	3,627	438,214
ForeScout Technologies, Inc.(a)(b)	2,741	79,462
GlobalSCAPE, Inc.	809	7,710
Globant SA(a)	2,119	366,460
GTY Technology Holdings, Inc.(a)	3,238	10,524
Guidewire Software, Inc.(a)	4,882	574,416
HubSpot, Inc.(a)	2,436	571,510
Intelligent Systems Corp.(a)	474	14,372

Security	Shares	Value

Software (continued)
j2 Global, Inc.(a)	2,633	$149,344
LivePerson, Inc.(a)	3,649	156,834
LogMeIn, Inc.	2,862	245,588
Majesco(a)	388	5,063
Manhattan Associates, Inc.(a)	3,716	355,956
Medallia, Inc.(a)	4,691	144,154
MicroStrategy, Inc., Class A(a)	434	53,781
Mimecast Ltd.(a)(b)	3,418	160,407
Mitek Systems, Inc.(a)	797	8,177
MobileIron, Inc.(a)	5,085	31,680
Model N, Inc.(a)	1,957	75,266
NetScout Systems, Inc.(a)	4,060	103,368
New Relic, Inc.(a)	3,012	213,581
Nuance Communications, Inc.(a)	16,414	448,923
Nutanix, Inc., Class A(a)	10,586	234,903
OneSpan, Inc.(a)	1,929	60,069
PagerDuty, Inc.(a)(b)	3,931	119,817
Park City Group, Inc.(a)	978	4,274
Pegasystems, Inc.	2,329	272,237
Ping Identity Holding Corp.(a)	913	31,371
Pluralsight, Inc., Class A(a)	5,385	114,000
Progress Software Corp.	2,573	89,695
Proofpoint, Inc.(a)	3,338	386,106
PROS Holdings, Inc.(a)	2,242	73,156
PTC, Inc.(a)	6,129	524,397
Q2 Holdings, Inc.(a)	2,938	276,319
QAD, Inc., Class A	681	26,906
Qualys, Inc.(a)(b)	2,011	248,318
Rapid7, Inc.(a)	2,873	171,145
RealPage, Inc.(a)	5,151	324,565
Rimini Street, Inc.(a)	1,025	5,422
Rosetta Stone, Inc.(a)	1,353	36,220
SailPoint Technologies Holding, Inc.(a)	5,022	158,193
Sapiens International Corp. NV	1,462	44,679
Seachange International, Inc.(a)	1,323	2,077
SecureWorks Corp., Class A(a)	307	3,672
ShotSpotter, Inc.(a)	398	9,170
Smartsheet, Inc., Class A(a)(b)	6,522	311,360
Smith Micro Software, Inc.(a)	1,924	7,946
SolarWinds Corp.(a)(b)	2,763	50,729
Sprout Social, Inc., Class A(a)	454	13,116
SPS Commerce, Inc.(a)	2,116	159,060
SVMK, Inc.(a)	7,100	170,258
Synchronoss Technologies, Inc.(a)	1,988	6,560
Telenav, Inc.(a)(b)	1,667	8,643
Tenable Holdings, Inc.(a)	3,479	118,042
Upland Software, Inc.(a)	1,284	44,195
Varonis Systems, Inc.(a)	1,890	204,781
Verint Systems, Inc.(a)	3,658	164,208
Veritone, Inc.(a)(b)	1,323	14,976
VirnetX Holding Corp.	3,499	18,090
Workiva, Inc.(a)	2,191	122,477
Xperi Holding Corp.	6,123	112,908
Yext, Inc.(a)	5,770	97,051
Zendesk, Inc.(a)(b)	6,673	608,244
Zix Corp.(a)	3,312	23,565
Zscaler, Inc.(a)	4,127	535,891
Zuora, Inc., Class A(a)	5,592	65,091
Zynga, Inc., Class A(a)(b)	51,730	508,506

		18,226,880

Specialty Retail — 1.9%
A-Mark Precious Metals, Inc.(a)	279	6,721
Aaron’s, Inc.	3,849	200,841
Abercrombie & Fitch Co., Class A	3,634	34,995

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
America’s Car-Mart, Inc.(a)	331	$31,498
American Eagle Outfitters, Inc.	8,636	86,360
Asbury Automotive Group, Inc.(a)	1,113	111,467
AutoNation, Inc.(a)	3,396	174,351
Bed Bath & Beyond, Inc.	7,374	79,787
Boot Barn Holdings, Inc.(a)	1,660	32,138
Buckle, Inc.	1,682	26,962
Caleres, Inc.	2,059	12,992
Cato Corp., Class A	1,035	7,442
Chico’s FAS, Inc.	5,664	7,193
Children’s Place, Inc.	857	20,919
Citi Trends, Inc.	536	9,230
Conn’s, Inc.(a)	866	8,625
Container Store Group, Inc.(a)(b)	598	2,063
Designer Brands, Inc., Class A	3,803	22,476
Dick’s Sporting Goods, Inc.	3,715	169,478
Express, Inc.(a)	2,819	2,847
Five Below, Inc.(a)	3,283	357,552
Floor & Decor Holdings, Inc., Class A(a)	4,780	315,002
Foot Locker, Inc.	6,348	186,568
GameStop Corp., Class A(a)(b)	3,201	12,836
Gap, Inc.	11,186	149,557
Genesco, Inc.(a)	770	11,974
Group 1 Automotive, Inc.	1,033	86,793
GrowGeneration Corp.(a)	1,635	13,799
Guess?, Inc.	2,703	27,949
Haverty Furniture Cos., Inc.	837	11,902
Hibbett Sports, Inc.(a)(b)	857	19,874
Hudson Ltd., Class A(a)	2,124	9,303
L Brands, Inc.	13,682	333,978
Lithia Motors, Inc., Class A	1,259	288,500
Lumber Liquidators Holdings, Inc.(a)	1,780	39,730
MarineMax, Inc.(a)	1,082	30,015
Michaels Cos., Inc.(a)	5,134	36,862
Monro, Inc.	1,887	106,238
Murphy USA, Inc.(a)	1,578	208,943
National Vision Holdings, Inc.(a)	4,587	146,738
ODP Corp.	2,999	66,188
OneWater Marine, Inc., Class A(a)	263	6,575
Penske Automotive Group, Inc.	1,904	85,337
Rent-A-Center, Inc.	2,786	80,571
RH(a)	984	282,831
Sally Beauty Holdings, Inc.(a)(b)	7,070	82,083
Shoe Carnival, Inc.	466	11,440
Signet Jewelers Ltd.	2,995	32,166
Sleep Number Corp.(a)	1,556	72,354
Sonic Automotive, Inc., Class A	1,387	52,872
Sportsman’s Warehouse Holdings, Inc.(a)	2,636	42,413
Systemax, Inc.	775	17,368
Tilly’s, Inc., Class A	1,007	6,052
Urban Outfitters, Inc.(a)	3,831	63,365
Williams-Sonoma, Inc.	4,552	396,570
Winmark Corp.	169	26,868
Zumiez, Inc.(a)(b)	1,205	27,835

		4,795,386

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	6,367	41,959
Avid Technology, Inc.(a)	1,999	16,452
Diebold Nixdorf, Inc.(a)	3,765	26,242
Immersion Corp.(a)	1,332	8,991
Intevac, Inc.(a)	1,310	7,755
NCR Corp.(a)	7,321	134,926
Pure Storage, Inc., Class A(a)(b)	13,814	246,718
Quantum Corp.(a)(b)	1,685	7,330

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Super Micro Computer, Inc.(a)	2,543	$77,066
Synaptics, Inc.(a)	2,116	169,322
Xerox Holdings Corp.(a)	10,939	182,134

		918,895

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.(a)	8,172	122,417
Carter’s, Inc.	2,557	201,287
Columbia Sportswear Co.	1,655	125,515
Crocs, Inc.(a)	3,784	135,997
Deckers Outdoor Corp.(a)	1,642	343,589
Fossil Group, Inc.(a)(b)	2,445	8,093
G-III Apparel Group Ltd.(a)(b)	2,378	23,518
Hanesbrands, Inc.	19,894	281,102
Kontoor Brands, Inc.(a)	2,950	56,522
Lakeland Industries, Inc.(a)	445	10,529
Movado Group, Inc.	763	7,355
Oxford Industries, Inc.	926	39,762
PVH Corp.	4,032	196,197
Ralph Lauren Corp.	2,749	196,004
Rocky Brands, Inc.	332	7,553
Skechers U.S.A., Inc., Class A(a)	7,683	224,958
Steven Madden Ltd.	4,742	100,436
Superior Group of Cos., Inc.	496	9,548
Tapestry, Inc.	15,872	212,050
Under Armour, Inc., Class A(a)(b)	11,574	121,758
Under Armour, Inc., Class C(a)(b)	11,071	105,064
Unifi, Inc.(a)	716	8,563
Vera Bradley, Inc.(a)	851	3,732
Wolverine World Wide, Inc.	4,581	110,127

		2,651,676

Thrifts & Mortgage Finance — 1.0%
Axos Financial, Inc.(a)	3,928	88,026
Banc of California, Inc.	2,633	28,226
Berkshire Hills Bancorp, Inc.	2,358	23,486
Bogota Financial Corp.(a)	523	4,126
Bridgewater Bancshares, Inc.(a)	1,023	9,504
Brookline Bancorp, Inc.	3,331	31,961
Capitol Federal Financial, Inc.	7,680	74,112
Columbia Financial, Inc.(a)	2,861	34,418
Dime Community Bancshares, Inc.	2,566	30,138
ESSA Bancorp, Inc.	470	5,922
Essent Group Ltd.	6,333	226,911
Federal Agricultural Mortgage Corp., Class C	522	31,064
Flagstar Bancorp, Inc.	2,037	63,921
Flushing Financial Corp.	1,428	15,822
FS Bancorp, Inc.	192	7,296
Greene County Bancorp, Inc.	113	2,433
Hingham Institution for Savings	74	13,024
Home Bancorp, Inc.	574	13,420
HomeStreet, Inc.	888	23,479
Kearny Financial Corp.	4,348	34,958
Ladder Capital Corp.	5,943	46,177
LendingTree, Inc.(a)	453	156,869
Luther Burbank Corp.	1,439	13,771
Merchants Bancorp	617	11,371
Meridian Bancorp, Inc.	2,870	32,732
Meta Financial Group, Inc.	1,880	35,081
MGIC Investment Corp.	20,384	168,576
MMA Capital Holdings, Inc.(a)	195	4,832
Mr Cooper Group, Inc.(a)(b)	4,226	69,011
New York Community Bancorp, Inc.	26,495	278,992
NMI Holdings, Inc., Class A(a)	3,857	59,861
Northfield Bancorp, Inc.	2,382	22,891

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Northwest Bancshares, Inc.	8,033	$79,125
OceanFirst Financial Corp.	3,471	53,176
OP Bancorp	872	5,424
PCSB Financial Corp.	942	10,475
PennyMac Financial Services, Inc.(g)	2,823	136,238
Pioneer Bancorp, Inc.(a)(b)	699	6,081
Ponce de Leon Federal Bank(a)	718	6,534
Premier Financial Corp.	2,197	38,843
Provident Bancorp, Inc.	357	2,802
Provident Financial Holdings, Inc.	238	2,904
Provident Financial Services, Inc.	3,433	46,860
Prudential Bancorp, Inc.	593	6,642
Radian Group, Inc.	11,112	165,791
Riverview Bancorp, Inc.	1,280	6,246
Security National Financial Corp., Class A(a)	693	4,262
Southern Missouri Bancorp, Inc.	443	9,662
Standard AVB Financial Corp.	246	4,935
Sterling Bancorp, Inc.	690	2,105
Territorial Bancorp, Inc.	588	12,918
TFS Financial Corp.	3,037	43,976
Timberland Bancorp, Inc.	537	8,946
TrustCo Bank Corp. NY	5,344	30,942
Walker & Dunlop, Inc.	1,643	82,824
Washington Federal, Inc.	4,456	104,003
Waterstone Financial, Inc.	1,519	23,210
Western New England Bancorp, Inc.	1,370	6,905
WSFS Financial Corp.	2,972	84,791

		2,649,031

Tobacco — 0.1%
Turning Point Brands, Inc.	412	13,546
Universal Corp.	1,418	59,783
Vector Group Ltd.	7,685	67,782

		141,111

Trading Companies & Distributors — 1.1%
Air Lease Corp.	6,419	168,306
Alta Equipment Group, Inc.(a)	981	7,456
Applied Industrial Technologies, Inc.	2,211	139,558
Beacon Roofing Supply, Inc.(a)	3,129	97,500
BMC Stock Holdings, Inc.(a)	3,851	98,586
CAI International, Inc.(a)	1,010	17,382
DXP Enterprises, Inc.(a)	1,030	17,386
EVI Industries, Inc.(a)	255	6,446
Foundation Building Materials, Inc.(a)	1,309	17,973
GATX Corp.	1,987	121,187
General Finance Corp.(a)	582	3,422
GMS, Inc.(a)	2,360	55,295
H&E Equipment Services, Inc.	1,873	32,946
HD Supply Holdings, Inc.(a)(b)	9,492	333,169
Herc Holdings, Inc.(a)	1,423	47,727
Kaman Corp.	1,632	64,448
Lawson Products, Inc.(a)	217	6,484
MRC Global, Inc.(a)	4,587	27,293
MSC Industrial Direct Co., Inc., Class A	2,652	175,058
Nesco Holdings, Inc.(a)	1,075	3,612
NOW, Inc.(a)	6,178	48,683
Rush Enterprises, Inc., Class A	1,472	70,038
Rush Enterprises, Inc., Class B	335	13,333
SiteOne Landscape Supply, Inc.(a)(b)	2,445	313,033
Textainer Group Holdings Ltd.(a)(b)	3,057	25,801
Titan Machinery, Inc.(a)	920	9,996
Transcat, Inc.(a)	318	8,872
Triton International Ltd.	2,936	92,396
Univar Solutions, Inc.(a)(b)	10,489	185,341

Security	Shares	Value

Trading Companies & Distributors (continued)
Veritiv Corp.(a)	697	$10,671
Watsco, Inc.	1,899	448,297
WESCO International, Inc.(a)	3,206	124,617
Willis Lease Finance Corp.(a)	123	2,398

		2,794,710

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	4,214	126,251

Water Utilities — 0.4%
American States Water Co.	2,193	168,598
Artesian Resources Corp., Class A	484	16,979
Cadiz, Inc.(a)	909	9,653
California Water Service Group	2,979	139,626
Consolidated Water Co. Ltd.	675	8,282
Essential Utilities, Inc.	12,993	589,232
Global Water Resources, Inc.	556	5,777
Middlesex Water Co.	982	62,907
Pure Cycle Corp.(a)(b)	854	7,712
SJW Group	1,507	94,127
York Water Co.	754	34,918

		1,137,811

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)	2,361	34,116
Gogo, Inc.(a)	4,091	11,905
Shenandoah Telecommunications Co.	2,941	147,844
Spok Holdings, Inc.	799	8,006
Telephone & Data Systems, Inc.	5,825	113,122
United States Cellular Corp.(a)	814	24,151

		339,144

Total Common Stocks — 98.3% (Cost — $232,381,221)		252,617,133

Investment Companies — 0.8%

Equity Fund — 0.8%
iShares Russell 2000 ETF(b)(g)	7,159	1,054,950
iShares Russell Mid-Cap ETF(g)	17,433	989,672

Total Investment Companies — 0.8% (Cost — $1,798,313)		2,044,622

Total Long-Term Investments — 99.1% (Cost — $234,179,534)		254,661,755

	Par (000)

Short-Term Securities — 9.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.43%(e)(f)(g)	$23,578,165	23,604,101
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.15%(e)(g)	1,890,700	1,890,700

Total Short-Term Securities — 9.9% (Cost — $25,473,923)		25,494,801

Total Investments — 109.0% (Cost — $259,653,457)		280,156,556

Liabilities in Excess of Other Assets — (9.0)%		(23,141,974)

Net Assets — 100.0%		$257,014,582

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	15,171,717	8,406,448	(b)	—	23,578,165	$23,604,101	$218,724	(c)	$(2,729)	$16,499
BlackRock Cash Funds: Treasury, SL Agency Shares	1,035,862	854,838	(b)	—	1,890,700	1,890,700	20,518		—	—
PennyMac Financial Services, Inc.	—	2,823		—	2,823	136,238	—		—	17,482
PennyMac Mortgage Investment Trust	3,109	2,567		(82)	5,594	105,447	6,704		30	2,737
iShares Russell 2000 ETF	4,541	53,767		(51,149)	7,159	1,054,950	11,998		(204,064)	109,435
iShares Russell Mid-Cap ETF	10,293	135,673		(128,533)	17,433	989,672	11,480		(181,997)	108,059

						$27,781,108	$269,424		$(388,760)	$254,212

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	13	09/18/20	$961	$(3,201)
S&P 400 E-Mini Index	8	09/18/20	1,488	2,530

				$(671)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,530	$—	$—	$—	$2,530

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$3,201	$—	$—	$—	$3,201

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Russell Small/Mid-Cap Index Fund

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$(807,463)	$—	$—	$—	$(807,463)

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$2,898	$—	$—	$—	$2,898

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,957,911

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2		Level 3		Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$252,617,086		$—		$47	$252,617,133
Investment Companies	2,044,622		—		—	2,044,622
Short-Term Securities	25,494,801		—		—	25,494,801

	$280,156,509		$—		$47	$280,156,556

Derivative Financial Instruments (a)
Assets:
Equity contracts	$2,530		$—		$—	$2,530
Liabilities:
Equity contracts	(3,201)		—		—	(3,201)

	$(671)	$		$		$(671)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	45

Schedule of Investments July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.2%

Aerospace & Defense — 1.5%
AAR Corp.	1,153	$19,857
Aerojet Rocketdyne Holdings, Inc.(a)	2,660	109,725
AeroVironment, Inc.(a)	868	66,445
Astronics Corp.(a)	802	6,977
Axon Enterprise, Inc.(a)	2,357	195,937
Boeing Co.	20,429	3,227,782
Cubic Corp.	1,113	46,746
Curtiss-Wright Corp.	1,708	152,217
Ducommun, Inc.(a)	463	16,645
General Dynamics Corp.	9,669	1,418,829
HEICO Corp.(b)	1,612	154,946
HEICO Corp., Class A	3,002	229,803
Hexcel Corp.	3,040	113,392
Howmet Aerospace, Inc.	15,000	221,700
Huntington Ingalls Industries, Inc.	1,523	264,560
Kratos Defense & Security Solutions, Inc.(a)	4,572	82,342
L3Harris Technologies, Inc.	8,201	1,380,474
Lockheed Martin Corp.	9,451	3,581,646
Maxar Technologies, Inc.(a)	1,981	35,242
Mercury Systems, Inc.(a)(b)	2,137	165,468
Moog, Inc., Class A	1,168	62,745
National Presto Industries, Inc.	228	19,469
Northrop Grumman Corp.	5,987	1,945,835
PAE, Inc.(a)	2,523	19,881
Park Aerospace Corp.	658	7,093
Parsons Corp.(a)(b)	762	26,541
Raytheon Technologies Corp.	54,448	3,086,113
Spirit AeroSystems Holdings, Inc., Class A	4,322	84,582
Teledyne Technologies, Inc.(a)	1,387	425,393
Textron, Inc.	8,945	312,538
TransDigm Group, Inc.	1,991	859,276
Triumph Group, Inc.	1,724	11,689
Vectrus, Inc.(a)	359	15,792
Virgin Galactic Holdings, Inc.(a)(b)	2,449	54,980

		18,422,660

Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc.(a)	2,478	60,389
Atlas Air Worldwide Holdings, Inc.(a)	1,045	54,424
C.H. Robinson Worldwide, Inc.	5,012	469,725
Echo Global Logistics, Inc.(a)	852	21,355
Expeditors International of Washington, Inc.	6,398	540,695
FedEx Corp.	9,235	1,555,174
Forward Air Corp.	1,054	54,798
Hub Group, Inc., Class A(a)	1,423	75,277
Park-Ohio Holdings Corp.	132	1,903
Radiant Logistics, Inc.(a)	1,065	4,526
United Parcel Service, Inc., Class B	26,941	3,846,097
XPO Logistics, Inc.(a)	3,506	263,020

		6,947,383

Airlines — 0.2%
Alaska Air Group, Inc.	4,726	162,763
Allegiant Travel Co.	451	50,526
American Airlines Group, Inc.(b)	18,845	209,556
Copa Holdings SA, Class A	1,182	48,982
Delta Air Lines, Inc.	24,301	606,796
Hawaiian Holdings, Inc.	1,545	18,370
JetBlue Airways Corp.(a)(b)	10,526	108,839
Mesa Air Group, Inc.(a)	1,258	3,900
SkyWest, Inc.	1,783	46,911
Southwest Airlines Co.	22,441	693,202
Spirit Airlines, Inc.(a)	3,449	54,529
United Airlines Holdings, Inc.(a)	11,102	348,381

		2,352,755

Security	Shares	Value

Auto Components — 0.2%
Adient PLC(a)	3,025	$50,336
American Axle & Manufacturing Holdings, Inc.(a)	3,615	25,522
Aptiv PLC	10,272	798,648
BorgWarner, Inc.	8,012	293,239
Cooper Tire & Rubber Co.	1,783	55,380
Cooper-Standard Holdings, Inc.(a)	597	6,394
Dana, Inc.	6,092	69,631
Dorman Products, Inc.(a)	1,032	84,366
Fox Factory Holding Corp.(a)	1,495	133,055
Gentex Corp.	9,797	264,421
Gentherm, Inc.(a)	1,168	45,283
Goodyear Tire & Rubber Co.	7,992	72,008
LCI Industries	882	110,956
Lear Corp.	2,287	252,439
Modine Manufacturing Co.(a)	1,640	8,922
Motorcar Parts of America, Inc.(a)	702	11,685
Standard Motor Products, Inc.	1,011	45,980
Stoneridge, Inc.(a)	828	17,156
Tenneco, Inc., Class A(a)	1,503	11,137
Visteon Corp.(a)	1,019	73,990
Workhorse Group, Inc.(a)(b)	2,842	44,108
XPEL, Inc.(a)	752	12,656

		2,487,312

Automobiles — 0.9%
Ford Motor Co.	149,785	990,079
General Motors Co.	47,786	1,189,394
Harley-Davidson, Inc.(b)	6,145	159,954
Tesla, Inc.(a)	5,658	8,095,240
Thor Industries, Inc.(b)	2,087	237,897
Winnebago Industries, Inc.(b)	1,188	71,767

		10,744,331

Banks — 3.6%
1st Source Corp.	411	13,612
ACNB Corp.	387	7,972
Allegiance Bancshares, Inc.	408	9,951
Altabancorp	363	6,806
Amalgamated Bank, Class A	666	7,692
Amerant Bancorp, Inc.(a)	643	8,584
American National Bankshares, Inc.	234	5,139
Ameris Bancorp	2,122	48,965
Ames National Corp.	233	4,311
Arrow Financial Corp.	468	12,776
Associated Banc-Corp	5,634	72,341
Atlantic Capital Bancshares, Inc.(a)	685	6,850
Atlantic Union Bankshares Corp.	3,213	72,517
BancFirst Corp.	744	32,409
Banco Latinoamericano de Comercio Exterior SA	1,539	17,960
Bancorp, Inc.(a)	1,904	17,955
BancorpSouth Bank	4,569	95,629
Bank First Corp.	309	19,223
Bank of America Corp.	296,232	7,370,252
Bank of Commerce Holdings	737	5,564
Bank of Hawaii Corp.	1,589	89,985
Bank of Marin Bancorp	316	9,926
Bank of NT Butterfield & Son Ltd.	2,038	53,049
Bank of Princeton	383	6,890
Bank OZK	4,523	108,778
BankFinancial Corp.	603	4,396
BankUnited, Inc.	3,569	71,880
Bankwell Financial Group, Inc.	364	5,424
Banner Corp.	981	34,757
Bar Harbor Bankshares	399	7,932
Baycom Corp.(a)	382	3,927

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
BOK Financial Corp.	1,176	$65,503
Boston Private Financial Holdings, Inc.	3,138	18,467
Bridge Bancorp, Inc.	369	6,675
Bryn Mawr Bank Corp.	476	12,395
Business First Bancshares, Inc.	348	4,747
Byline Bancorp, Inc.	413	5,352
C&F Financial Corp.	148	4,344
Cadence BanCorp	4,445	34,715
Cambridge Bancorp	245	13,277
Camden National Corp.	528	16,732
Capital City Bank Group, Inc.	363	6,835
Carter Bank & Trust	1,048	7,388
Cathay General Bancorp	3,357	81,172
CBTX, Inc.	506	7,990
Central Pacific Financial Corp.	427	6,644
Central Valley Community Bancorp	191	2,510
Century Bancorp, Inc., Class A	231	16,087
Chemung Financial Corp.	179	4,835
ChoiceOne Financial Services, Inc.	423	12,056
CIT Group, Inc.	3,915	74,268
Citigroup, Inc.	79,761	3,988,848
Citizens & Northern Corp.	381	6,744
Citizens Financial Group, Inc.	16,608	412,044
City Holding Co.	442	27,607
Civista Bancshares, Inc.	808	10,609
CNB Financial Corp.	283	4,621
Codorus Valley Bancorp, Inc.	340	3,995
Columbia Banking System, Inc.	2,233	64,601
Comerica, Inc.	5,394	207,777
Commerce Bancshares, Inc.	4,072	233,163
Community Bank System, Inc.	1,925	108,243
Community Trust Bancorp, Inc.	487	14,907
ConnectOne Bancorp, Inc.	960	13,238
CrossFirst Bankshares, Inc.(a)(b)	2,745	25,172
Cullen/Frost Bankers, Inc.	2,139	154,136
Customers Bancorp, Inc.(a)	1,068	12,656
CVB Financial Corp.	5,185	93,693
Eagle Bancorp, Inc.	1,044	31,404
East West Bancorp, Inc.	5,416	187,719
Enterprise Bancorp, Inc.	214	4,601
Enterprise Financial Services Corp.	1,294	37,604
Equity Bancshares, Inc., Class A(a)	361	5,105
Esquire Financial Holdings, Inc.(a)	695	10,807
Farmers & Merchants Bancorp, Inc./Archbold	246	5,287
Farmers National Banc Corp.	551	5,956
FB Financial Corp.	520	13,213
Fidelity D&D Bancorp, Inc.	168	7,671
Fifth Third Bancorp	27,148	539,159
Financial Institutions, Inc.	439	6,484
First Bancorp, Inc.	314	6,324
First BanCorp, Puerto Rico	7,080	38,515
First Bancorp/Southern Pines	897	18,532
First Bancshares, Inc.	1,176	23,414
First Bank/Hamilton	1,767	11,539
First Busey Corp.	1,852	31,669
First Business Financial Services, Inc.	443	6,587
First Capital, Inc.	165	8,829
First Choice Bancorp	314	4,751
First Citizens BancShares, Inc., Class A	269	114,559
First Commonwealth Financial Corp.	3,047	23,980
First Community Bancshares, Inc.	576	11,267
First Financial Bancorp	3,534	49,176
First Financial Bankshares, Inc.	5,165	154,537
First Financial Corp.	515	17,216
First Foundation, Inc.	1,126	17,307

Security	Shares	Value

Banks (continued)
First Hawaiian, Inc.	5,055	$87,856
First Horizon National Corp.	24,886	230,693
First Internet Bancorp	258	3,780
First Interstate Bancsystem, Inc., Class A	1,728	50,302
First Merchants Corp.	2,071	50,595
First Mid Bancshares, Inc.	285	6,957
First Midwest Bancorp, Inc.	3,526	42,788
First Northwest Bancorp	1,308	13,407
First of Long Island Corp.	640	9,542
First Republic Bank	6,503	731,457
FNB Corp.	12,170	90,180
Franklin Financial Network, Inc.	413	10,903
Fulton Financial Corp.	6,228	60,412
FVCBankcorp, Inc.(a)	685	6,754
German American Bancorp, Inc.	1,493	42,461
Glacier Bancorp, Inc.	3,811	134,566
Great Southern Bancorp, Inc.	266	9,595
Great Western Bancorp, Inc.	1,846	23,998
Guaranty Bancshares, Inc.	270	7,317
Hancock Whitney Corp.	3,184	60,687
Hanmi Financial Corp.	907	8,372
HarborOne Bancorp, Inc.(a)	4,354	37,706
Heartland Financial USA, Inc.	1,223	38,207
Heritage Commerce Corp.	1,357	9,200
Heritage Financial Corp.	1,053	19,918
Home BancShares, Inc.	5,919	96,657
HomeTrust Bancshares, Inc.	642	9,258
Hope Bancorp, Inc.	3,638	30,668
Horizon Bancorp	897	9,069
Howard Bancorp, Inc.(a)	467	4,441
Huntington Bancshares, Inc.	40,977	379,857
Independent Bank Corp.	2,109	90,320
Independent Bank Group, Inc.	1,357	59,613
International Bancshares Corp.	2,159	65,677
Investar Holding Corp.	897	11,957
Investors Bancorp, Inc.	8,514	69,134
JPMorgan Chase & Co.	115,995	11,209,757
KeyCorp	37,766	453,570
Lakeland Bancorp, Inc.	1,021	10,394
Lakeland Financial Corp.	1,121	49,615
LCNB Corp.	345	4,319
Live Oak Bancshares, Inc.	747	12,706
M&T Bank Corp.	4,978	527,419
Macatawa Bank Corp.	816	5,875
MainStreet Bancshares, Inc.(a)	536	6,930
Mercantile Bank Corp.	497	10,581
Metrocity Bankshares, Inc.	765	10,312
Metropolitan Bank Holding Corp.(a)	180	5,324
Midland States Bancorp, Inc.	963	13,569
MidWestOne Financial Group, Inc.	266	4,809
National Bank Holdings Corp., Class A	890	24,724
National Bankshares, Inc.	185	4,640
NBT Bancorp, Inc.	1,281	38,161
Nicolet Bankshares, Inc.(a)	324	18,150
Northrim BanCorp, Inc.	226	5,203
Norwood Financial Corp.	331	8,017
Oak Valley Bancorp	65	832
OFG Bancorp	1,912	25,009
Ohio Valley Banc Corp.	173	3,408
Old National Bancorp	5,681	79,477
Old Second Bancorp, Inc.	606	5,042
Origin Bancorp, Inc.	454	10,778
Orrstown Financial Services, Inc.	348	4,733
Pacific Premier Bancorp, Inc.	5,193	109,105
PacWest Bancorp	4,991	91,211

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Park National Corp.	615	$52,742
Peapack Gladstone Financial Corp.	523	8,514
Penns Woods Bancorp, Inc.	243	4,909
People’s United Financial, Inc.	17,299	186,656
Peoples Bancorp, Inc.	664	13,326
Peoples Financial Services Corp.	169	6,069
Pinnacle Financial Partners, Inc.	3,063	121,356
PNC Financial Services Group, Inc.	16,320	1,740,854
Popular, Inc.	3,484	129,291
Preferred Bank	405	15,086
Premier Financial Bancorp, Inc.	500	5,300
Prosperity Bancshares, Inc.	3,532	196,238
QCR Holdings, Inc.	413	12,340
RBB Bancorp	350	4,480
Red River Bancshares, Inc.	282	11,291
Regions Financial Corp.	37,721	409,650
Reliant Bancorp Inc.	315	4,646
Renasant Corp.	1,899	44,114
Republic Bancorp, Inc., Class A	204	6,165
Republic First Bancorp, Inc.(a)	1,213	2,826
S&T Bancorp, Inc.	1,347	28,961
Sandy Spring Bancorp, Inc.	3,516	81,290
Seacoast Banking Corp. of Florida(a)	1,610	30,397
Select Bancorp, Inc.(a)	1,948	15,214
ServisFirst Bancshares, Inc.	2,629	96,195
Sierra Bancorp	304	5,344
Signature Bank	2,101	215,416
Silvergate Capital Corp., Class A(a)(b)	833	11,387
Simmons First National Corp., Class A	3,421	56,754
SmartFinancial, Inc.	348	4,962
South State Corp.	2,712	129,254
Southern First Bancshares, Inc.(a)	161	3,928
Southern National Bancorp of Virginia, Inc.	518	4,362
Southside Bancshares, Inc.	1,208	33,462
Spirit of Texas Bancshares, Inc.(a)	929	10,823
Sterling Bancorp	7,510	84,488
Stock Yards Bancorp, Inc.	675	26,386
Summit Financial Group, Inc.	488	7,340
SVB Financial Group(a)	1,995	447,419
Synovus Financial Corp.	5,771	116,286
TCF Financial Corp.	5,888	161,861
Texas Capital Bancshares, Inc.(a)	1,902	63,184
Tompkins Financial Corp.	571	36,847
TowneBank	2,464	43,465
Trico Bancshares	1,297	36,316
TriState Capital Holdings, Inc.(a)	771	10,216
Triumph Bancorp, Inc.(a)	785	20,567
Truist Financial Corp.	51,479	1,928,403
Trustmark Corp.	2,824	63,596
U.S. Bancorp	52,333	1,927,948
UMB Financial Corp.	1,754	87,349
Umpqua Holdings Corp.	8,017	86,984
United Bankshares, Inc.	4,794	126,178
United Community Banks, Inc.	2,390	42,853
Unity Bancorp, Inc.	498	6,230
Univest Financial Corp.	855	13,073
Valley National Bancorp	14,971	111,833
Veritex Holdings, Inc.	1,506	25,180
Washington Trust Bancorp, Inc.	445	14,836
Webster Financial Corp.	3,366	91,791
Wells Fargo & Co.	143,728	3,486,841
WesBanco, Inc.	4,505	89,334
West BanCorp., Inc.	346	5,678
Westamerica BanCorp	987	59,575
Western Alliance Bancorp	3,980	143,081

Security	Shares	Value

Banks (continued)
Wintrust Financial Corp.	2,100	$89,880
Zions Bancorp. NA	6,305	204,723

		44,142,027

Beverages — 1.5%
Boston Beer Co., Inc., Class A(a)	325	263,393
Brown-Forman Corp., Class A	1,920	121,421
Brown-Forman Corp., Class B	6,718	465,826
Celsius Holdings, Inc.(a)	1,729	25,364
Coca-Cola Co.	147,931	6,988,260
Coca-Cola Consolidated, Inc.(b)	158	36,270
Constellation Brands, Inc., Class A	6,103	1,087,555
Craft Brew Alliance, Inc.(a)	284	4,206
Keurig Dr Pepper, Inc.	12,995	397,517
MGP Ingredients, Inc.(b)	444	16,104
Molson Coors Beverage Co., Class B	6,741	252,922
Monster Beverage Corp.(a)	14,150	1,110,492
National Beverage Corp.(a)(b)	405	25,981
New Age Beverages Corp.	4,799	10,894
PepsiCo, Inc.	53,071	7,305,754
Primo Water Corp.	6,214	88,301

		18,200,260

Biotechnology — 3.0%
89bio, Inc.(a)	289	8,780
AbbVie, Inc.	67,399	6,396,839
Abeona Therapeutics, Inc.(a)	977	2,784
ACADIA Pharmaceuticals, Inc.(a)	4,267	177,379
Acceleron Pharma, Inc.(a)(b)	1,725	171,068
ADMA Biologics, Inc.(a)(b)	2,777	9,914
Aduro Biotech, Inc.(a)	2,001	5,643
Adverum Biotechnologies, Inc.(a)	2,687	45,061
Aeglea BioTherapeutics, Inc.(a)	2,074	14,207
Affimed NV(a)	4,124	14,558
Agenus, Inc.(a)	5,277	16,042
Agios Pharmaceuticals, Inc.(a)	2,338	105,958
Aimmune Therapeutics, Inc.(a)(b)	1,750	23,117
Akcea Therapeutics, Inc.(a)(b)	393	4,260
Akebia Therapeutics, Inc.(a)	4,847	54,141
Akero Therapeutics, Inc.(a)	450	15,800
Albireo Pharma, Inc.(a)(b)	285	8,054
Alector, Inc.(a)(b)	1,848	28,958
Alexion Pharmaceuticals, Inc.(a)	8,136	833,859
Alkermes PLC(a)	5,821	104,836
Allakos, Inc.(a)(b)	940	70,566
Allogene Therapeutics, Inc.(a)	1,876	68,793
Alnylam Pharmaceuticals, Inc.(a)(b)	4,392	640,178
AMAG Pharmaceuticals, Inc.(a)	1,090	10,415
Amgen, Inc.	22,533	5,513,149
Amicus Therapeutics, Inc.(a)	9,878	142,737
AnaptysBio, Inc.(a)	865	15,535
Anavex Life Sciences Corp.(a)(b)	2,552	10,769
Apellis Pharmaceuticals, Inc.(a)	2,124	54,990
Applied Therapeutics, Inc.(a)	339	8,746
Aprea Therapeutics, Inc.(a)	341	9,354
Arcturus Therapeutics Holdings Ltd.(a)	495	25,854
Arcus Biosciences, Inc.(a)	1,371	26,981
Arcutis Biotherapeutics, Inc.(a)(b)	480	12,816
Ardelyx, Inc.(a)	2,213	12,503
Arena Pharmaceuticals, Inc.(a)	2,196	134,812
Arrowhead Pharmaceuticals, Inc.(a)	3,722	160,307
Atara Biotherapeutics, Inc.(a)	2,603	32,251
Athenex, Inc.(a)	2,643	28,042
Athersys, Inc.(a)(b)	6,963	17,825
Atreca, Inc., Class A(a)(b)	737	9,544
Avid Bioservices, Inc.(a)	2,581	19,151

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Avrobio, Inc.(a)	924	$15,662
Beam Therapeutics, Inc.(a)(b)	609	11,778
Beyondspring, Inc.(a)(b)	425	4,688
BioCryst Pharmaceuticals, Inc.(a)	7,146	29,084
Biogen, Inc.(a)	6,232	1,711,868
Biohaven Pharmaceutical Holding Co. Ltd.(a)	1,815	116,233
BioMarin Pharmaceutical, Inc.(a)	6,918	828,846
Biospecifics Technologies Corp.(a)	302	18,923
Bioxcel Therapeutics, Inc.(a)	439	19,913
Black Diamond Therapeutics, Inc.(a)(b)	546	15,190
Bluebird Bio, Inc.(a)	2,523	153,146
Blueprint Medicines Corp.(a)	2,112	154,556
Bridgebio Pharma, Inc.(a)	2,758	77,610
Calithera Biosciences, Inc.(a)	1,548	7,276
CareDx, Inc.(a)	1,775	59,196
CASI Pharmaceuticals, Inc.(a)	1,541	2,974
Castle Biosciences, Inc.(a)	400	15,488
Catalyst Pharmaceuticals, Inc.(a)	2,952	12,694
CEL-SCI Corp.(a)(b)	1,266	15,838
Cellular Biomedicine Group, Inc.(a)	498	6,559
ChemoCentryx, Inc.(a)	1,606	84,652
Chiasma, Inc.(a)	2,036	8,897
Chimerix, Inc.(a)	931	2,895
Clovis Oncology, Inc.(a)(b)	1,948	11,279
Coherus Biosciences, Inc.(a)	2,172	38,205
Concert Pharmaceuticals, Inc.(a)(b)	677	6,276
Constellation Pharmaceuticals, Inc.(a)	777	20,894
Corbus Pharmaceuticals Holdings, Inc.(a)	3,028	18,986
Cortexyme, Inc.(a)	681	27,138
Crinetics Pharmaceuticals, Inc.(a)	1,292	17,933
Cue Biopharma, Inc.(a)	690	13,048
Cyclerion Therapeutics, Inc.(a)	437	1,669
Cytokinetics, Inc.(a)	2,192	47,391
CytomX Therapeutics, Inc.(a)	1,362	9,548
Deciphera Pharmaceuticals, Inc.(a)	1,434	66,495
Denali Therapeutics, Inc.(a)	2,477	58,011
Dicerna Pharmaceuticals, Inc.(a)	2,371	50,976
Dyadic International, Inc.(a)	1,211	10,511
Dynavax Technologies Corp.(a)(b)	3,907	31,686
Eagle Pharmaceuticals, Inc.(a)	326	15,123
Editas Medicine, Inc.(a)(b)	2,354	69,113
Eidos Therapeutics, Inc.(a)	423	16,962
Eiger Biopharmaceuticals, Inc.(a)	1,014	10,191
Emergent Biosolutions, Inc.(a)	1,710	190,220
Enanta Pharmaceuticals, Inc.(a)	870	39,889
Epizyme, Inc.(a)	3,608	49,935
Esperion Therapeutics, Inc.(a)(b)	1,000	37,630
Evelo Biosciences, Inc.(a)	1,111	4,233
Exact Sciences Corp.(a)	5,713	541,307
Exelixis, Inc.(a)	11,341	261,864
Fate Therapeutics, Inc.(a)	2,313	72,328
FibroGen, Inc.(a)(b)	3,014	121,977
Five Prime Therapeutics, Inc.(a)	1,283	7,570
Flexion Therapeutics, Inc.(a)(b)	1,134	15,388
Frequency Therapeutics, Inc.(a)	1,215	25,685
G1 Therapeutics, Inc.(a)(b)	1,196	17,545
Galectin Therapeutics, Inc.(a)(b)	3,667	9,571
Geron Corp.(a)(b)	4,974	7,909
Gilead Sciences, Inc.	48,077	3,342,794
Global Blood Therapeutics, Inc.(a)(b)	2,239	151,088
GlycoMimetics, Inc.(a)	1,052	4,145
Gossamer Bio, Inc.(a)	1,391	16,581
Gritstone Oncology, Inc.(a)	1,243	3,984
Halozyme Therapeutics, Inc.(a)	5,484	149,110
Harpoon Therapeutics, Inc.(a)	690	7,597

Security	Shares	Value

Biotechnology (continued)
Heron Therapeutics, Inc.(a)(b)	3,694	$60,175
Homology Medicines, Inc.(a)	970	12,756
Ideaya Biosciences, Inc.(a)	828	10,441
IGM Biosciences, Inc.(a)	263	13,218
ImmunoGen, Inc.(a)	7,516	30,891
Immunomedics, Inc.(a)	7,866	332,181
Immunovant, Inc.(a)	726	16,415
Incyte Corp.(a)	6,991	690,431
Inovio Pharmaceuticals, Inc.(a)(b)	5,462	106,181
Insmed, Inc.(a)	3,970	103,696
Intellia Therapeutics, Inc.(a)(b)	1,897	33,786
Intercept Pharmaceuticals, Inc.(a)	997	45,503
Invitae Corp.(a)(b)	4,513	131,780
Ionis Pharmaceuticals, Inc.(a)	4,917	283,023
Iovance Biotherapeutics, Inc.(a)	5,216	151,629
Ironwood Pharmaceuticals, Inc.(a)	7,031	64,474
Kadmon Holdings, Inc.(a)	5,651	20,683
KalVista Pharmaceuticals, Inc.(a)	672	6,606
Karuna Therapeutics, Inc.(a)(b)	589	48,180
Karyopharm Therapeutics, Inc.(a)	2,939	47,171
Kezar Life Sciences, Inc.(a)	643	2,810
Kindred Biosciences, Inc.(a)	898	2,954
Kiniksa Pharmaceuticals Ltd., Class A(a)	935	18,251
Kodiak Sciences, Inc.(a)(b)	1,060	49,110
Krystal Biotech, Inc.(a)	333	13,750
Kura Oncology, Inc.(a)	2,314	38,042
La Jolla Pharmaceutical Co.(a)(b)	594	2,364
Lexicon Pharmaceuticals, Inc.(a)(b)	1,529	2,966
Ligand Pharmaceuticals, Inc.(a)(b)	631	73,941
MacroGenics, Inc.(a)	1,804	45,822
Madrigal Pharmaceuticals, Inc.(a)	383	39,300
Magenta Therapeutics, Inc.(a)	606	4,254
MannKind Corp.(a)	10,087	15,736
MediciNova, Inc.(a)	1,426	8,870
MEI Pharma, Inc.(a)	4,856	13,475
MeiraGTx Holdings PLC(a)	593	7,703
Mersana Therapeutics, Inc.(a)(b)	1,864	37,056
Minerva Neurosciences, Inc.(a)	1,232	4,294
Mirati Therapeutics, Inc.(a)	1,408	170,804
Moderna, Inc.(a)(b)	10,263	760,488
Molecular Templates, Inc.(a)	873	9,577
Momenta Pharmaceuticals, Inc.(a)	4,409	130,021
Morphic Holding, Inc.(a)	614	13,821
Myriad Genetics, Inc.(a)	3,078	37,151
NantKwest, Inc.(a)(b)	1,092	12,209
Natera, Inc.(a)	2,672	128,309
Neoleukin Therapeutics, Inc.(a)	1,127	10,909
Neurocrine Biosciences, Inc.(a)	3,505	421,862
NextCure, Inc.(a)	521	4,647
Novavax, Inc.(a)	2,213	316,680
OPKO Health, Inc.(a)(b)	16,728	86,149
Oyster Point Pharma, Inc.(a)	333	7,449
Passage Bio, Inc.(a)	603	9,431
PDL BioPharma, Inc.(a)(b)	4,251	13,518
Pfenex, Inc.(a)	1,408	9,983
Pieris Pharmaceuticals, Inc.(a)	1,775	4,562
Precigen, Inc.(a)(b)	2,222	9,355
Precision BioSciences, Inc.(a)	1,437	9,139
Prevail Therapeutics, Inc.(a)	791	11,841
Principia Biopharma, Inc.(a)	1,170	97,812
Protagonist Therapeutics, Inc.(a)	857	13,481
Prothena Corp. PLC(a)	1,072	13,121
PTC Therapeutics, Inc.(a)	2,470	114,435
Puma Biotechnology, Inc.(a)	955	9,846
Radius Health, Inc.(a)	1,660	20,833

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Rapt Therapeutics, Inc.(a)	500	$10,800
Recro Pharma, Inc.(a)	902	3,689
Regeneron Pharmaceuticals, Inc.(a)	3,699	2,338,027
REGENXBIO, Inc.(a)	1,239	41,011
Replimune Group, Inc.(a)	874	17,454
Retrophin, Inc.(a)	1,474	29,303
Revolution Medicines, Inc.(a)	636	15,340
Rhythm Pharmaceuticals, Inc.(a)	1,776	34,135
Rigel Pharmaceuticals, Inc.(a)	5,790	13,317
Rocket Pharmaceuticals, Inc.(a)(b)	1,295	30,471
Rubius Therapeutics, Inc.(a)(b)	1,723	8,460
Sage Therapeutics, Inc.(a)	2,081	94,831
Sangamo Therapeutics, Inc.(a)	4,375	47,381
Sarepta Therapeutics, Inc.(a)	2,850	437,532
Savara, Inc.(a)	756	1,504
Scholar Rock Holding Corp.(a)	553	6,243
Seattle Genetics, Inc.(a)	4,660	774,818
Seres Therapeutics, Inc.(a)	2,559	9,571
Solid Biosciences, Inc.(a)	285	750
Sorrento Therapeutics, Inc.(a)(b)	7,666	68,381
Spectrum Pharmaceuticals, Inc.(a)	4,590	13,724
Spero Therapeutics, Inc.(a)	858	10,039
SpringWorks Therapeutics, Inc.(a)	863	36,790
Stoke Therapeutics, Inc.(a)	449	11,310
Syndax Pharmaceuticals, Inc.(a)	893	12,600
Syros Pharmaceuticals, Inc.(a)	1,897	18,003
TCR2 Therapeutics, Inc.(a)	664	11,122
TG Therapeutics, Inc.(a)(b)	3,494	68,413
Translate Bio, Inc.(a)	2,093	31,793
Turning Point Therapeutics, Inc.(a)	1,005	59,526
Twist Bioscience Corp.(a)	1,235	69,209
Tyme Technologies, Inc.(a)	7,772	9,249
Ultragenyx Pharmaceutical, Inc.(a)(b)	2,196	171,639
United Therapeutics Corp.(a)	1,660	185,040
UNITY Biotechnology, Inc.(a)	1,493	14,079
UroGen Pharma Ltd.(a)(b)	839	18,534
Vanda Pharmaceuticals, Inc.(a)(b)	1,628	16,410
VBI Vaccines, Inc.(a)	9,724	39,577
Veracyte, Inc.(a)	2,193	78,224
Verastem, Inc.(a)(b)	8,381	11,231
Vericel Corp.(a)	1,620	26,714
Vertex Pharmaceuticals, Inc.(a)	9,940	2,703,680
Viela Bio, Inc.(a)(b)	817	29,910
Viking Therapeutics, Inc.(a)	2,199	15,437
Vir Biotechnology, Inc.(a)(b)	1,779	84,965
Voyager Therapeutics, Inc.(a)	667	7,384
X4 Pharmaceuticals, Inc.(a)	1,130	8,385
XBiotech, Inc.(a)(b)	663	9,640
Xencor, Inc.(a)	2,385	71,765
Y-mAbs Therapeutics, Inc.(a)	1,225	43,034
Zentalis Pharmaceuticals, Inc.(a)	392	13,524
ZIOPHARM Oncology, Inc.(a)	9,111	27,060

		37,008,706

Building Products — 0.5%
AAON, Inc.	1,548	91,719
Advanced Drainage Systems, Inc.	1,891	92,659
Allegion PLC	3,554	353,481
Alpha Pro Tech Ltd.(a)	674	14,673
Ameresco, Inc., Class A(a)	824	22,808
American Woodmark Corp.(a)	609	49,098
AO Smith Corp.	5,009	241,133
Apogee Enterprises, Inc.	840	18,136
Armstrong World Industries, Inc.	1,939	138,134
Builders FirstSource, Inc.(a)	4,108	97,319

Security	Shares	Value

Building Products (continued)
Caesarstone Ltd.	516	$5,919
Carrier Global Corp.	32,932	897,068
Cornerstone Building Brands, Inc.(a)	1,292	7,326
CSW Industrials, Inc.	651	43,480
Fortune Brands Home & Security, Inc.	5,358	409,887
Gibraltar Industries, Inc.(a)	1,147	59,323
Griffon Corp.	1,493	34,145
Insteel Industries, Inc.	524	9,767
JELD-WEN Holding, Inc.(a)	2,185	42,826
Johnson Controls International PLC	28,478	1,095,833
Lennox International, Inc.	1,321	354,213
Masco Corp.	10,034	573,543
Masonite International Corp.(a)	1,016	85,700
Owens Corning	4,105	248,229
Patrick Industries, Inc.	762	48,730
PGT Innovations, Inc.(a)	2,429	41,463
Quanex Building Products Corp.	1,001	14,064
Resideo Technologies, Inc.(a)	5,039	66,918
Simpson Manufacturing Co., Inc.	1,608	155,269
Trane Technologies PLC	9,082	1,016,003
Trex Co., Inc.(a)	2,259	314,746
UFP Industries, Inc.	2,263	131,752

		6,775,364

Capital Markets — 2.5%
Affiliated Managers Group, Inc.	1,796	123,547
Ameriprise Financial, Inc.	4,761	731,432
Apollo Global Management, Inc.	6,407	314,584
Ares Management Corp., Class A	3,604	143,944
Arlington Asset Investment Corp., Class A	839	2,282
Artisan Partners Asset Management, Inc., Class A	2,234	80,938
AssetMark Financial Holdings(a)	403	11,224
Associated Capital Group, Inc., Class A	82	3,316
B. Riley Financial, Inc.	660	16,837
Bank of New York Mellon Corp.	30,563	1,095,684
BGC Partners, Inc., Class A	10,851	30,057
BlackRock, Inc.(g)	5,630	3,237,306
Blucora, Inc.(a)	1,592	18,770
BrightSphere Investment Group PLC(a)	2,330	31,315
Carlyle Group, Inc.	4,383	124,784
Cboe Global Markets, Inc.	4,240	371,848
Charles Schwab Corp.	44,168	1,464,169
CME Group, Inc.	13,580	2,256,724
Cohen & Steers, Inc.	970	58,375
Cowen, Inc., Class A	773	12,731
Diamond Hill Investment Group, Inc.	101	11,517
Donnelley Financial Solutions, Inc.(a)	1,284	11,107
E*Trade Financial Corp.	8,505	431,799
Eaton Vance Corp.	4,040	146,006
Evercore, Inc., Class A	1,624	89,807
Federated Hermes, Inc.	3,978	104,860
Focus Financial Partners, Inc., Class A(a)	1,369	50,585
Franklin Resources, Inc.	10,373	218,352
GAMCO Investors, Inc., Class A	133	1,568
Goldman Sachs Group, Inc.	12,618	2,497,859
Greenhill & Co., Inc.	768	9,201
Hamilton Lane, Inc., Class A	821	59,309
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,502	87,645
Houlihan Lokey, Inc.	1,703	93,324
Intercontinental Exchange, Inc.	20,647	1,998,217
Invesco Ltd.	13,988	140,439
KKR & Co., Inc., Class A	20,019	708,072
Lazard Ltd., Class A	3,645	106,871
Legg Mason, Inc.	3,282	164,067

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
LPL Financial Holdings, Inc.	2,987	$236,033
MarketAxess Holdings, Inc.	1,395	720,796
Moelis & Co., Class A	2,204	65,657
Moody’s Corp.	6,155	1,731,401
Morgan Stanley	42,062	2,055,991
MSCI, Inc.	3,160	1,188,097
Nasdaq, Inc.	4,332	568,835
Northern Trust Corp.	7,371	577,518
Oppenheimer Holdings, Inc., Class A	269	5,700
Piper Sandler Cos	929	57,514
PJT Partners, Inc., Class A	1,005	53,798
Pzena Investment Management, Inc., Class A	1,238	6,487
Raymond James Financial, Inc.	4,802	333,643
S&P Global, Inc.	9,166	3,210,391
Safeguard Scientifics, Inc.	589	3,351
Sculptor Capital Management, Inc.	904	11,237
SEI Investments Co.	4,531	237,107
State Street Corp.	13,416	855,807
Stifel Financial Corp.	2,494	120,909
Stonex Group, Inc.(a)	561	29,441
T. Rowe Price Group, Inc.	8,637	1,192,770
TD Ameritrade Holding Corp.	9,884	354,737
Tradeweb Markets, Inc., Class A	3,106	167,941
Virtu Financial, Inc., Class A	2,551	63,265
Virtus Investment Partners, Inc.	267	36,291
Waddell & Reed Financial, Inc., Class A	2,763	40,312
Westwood Holdings Group, Inc.	168	1,908
WisdomTree Investments, Inc.	7,586	27,310

		31,014,719

Chemicals — 1.8%
Advanced Emissions Solutions, Inc.	1,200	4,992
AdvanSix, Inc.(a)	1,050	13,073
Air Products & Chemicals, Inc.	8,437	2,418,297
Albemarle Corp.	4,051	334,045
American Vanguard Corp.	632	8,507
Ashland Global Holdings, Inc.	2,076	156,697
Avient Corp.	3,629	86,733
Axalta Coating Systems Ltd.(a)	8,070	179,154
Balchem Corp.	1,257	126,027
Cabot Corp.	1,967	71,756
Celanese Corp.	4,626	449,647
CF Industries Holdings, Inc.	8,468	265,302
Chase Corp.	398	40,023
Chemours Co.	6,459	119,685
Codexis, Inc.(a)	1,582	18,715
Corteva, Inc.(a)	28,755	821,243
Dow, Inc.(a)	28,359	1,164,421
DuPont de Nemours, Inc.	28,135	1,504,660
Eastman Chemical Co.	5,196	387,778
Ecolab, Inc.	9,542	1,785,117
Element Solutions, Inc.(a)	8,319	90,344
Ferro Corp.(a)	2,525	29,517
FMC Corp.	4,929	522,720
FutureFuel Corp.	633	8,343
GCP Applied Technologies, Inc.(a)	1,984	45,275
Hawkins, Inc.	210	10,821
HB Fuller Co.	2,406	109,088
Huntsman Corp.	7,868	145,558
Ingevity Corp.(a)	1,501	87,778
Innospec, Inc.	862	64,797
International Flavors & Fragrances, Inc.	4,057	510,979
Intrepid Potash, Inc.(a)	2,818	2,553
Koppers Holdings, Inc.(a)	682	17,166
Kraton Corp.(a)	1,033	13,584

Security	Shares	Value

Chemicals (continued)
Kronos Worldwide, Inc.	777	$8,733
Landec Corp.(a)	899	8,487
Linde PLC	20,074	4,920,338
Livent Corp.(a)	5,602	35,125
LyondellBasell Industries NV, Class A	9,829	614,509
Minerals Technologies, Inc.	1,323	62,022
Mosaic Co.	12,667	170,625
NewMarket Corp.	266	99,699
Olin Corp.	5,829	65,518
Orion Engineered Carbons SA	2,251	22,960
PPG Industries, Inc.	9,030	972,080
PQ Group Holdings, Inc.(a)	1,043	12,798
Quaker Chemical Corp.	468	90,792
Rayonier Advanced Materials, Inc.	1,732	5,040
RPM International, Inc.	4,868	397,180
Scotts Miracle-Gro Co.	1,563	247,845
Sensient Technologies Corp.	1,918	100,139
Sherwin-Williams Co.	3,153	2,042,892
Stepan Co.	804	87,797
Trecora Resources(a)	733	4,215
Tredegar Corp.	681	10,814
Trinseo SA	1,460	31,682
Tronox Holdings PLC, Class A(a)	3,493	26,617
Valvoline, Inc.	7,395	151,745
Westlake Chemical Corp.	1,293	70,469
WR Grace & Co.	2,326	107,298

		21,981,814

Commercial Services & Supplies — 0.5%
ABM Industries, Inc.	2,523	90,576
ACCO Brands Corp.	3,640	23,733
ADT, Inc.	4,546	39,141
Advanced Disposal Services, Inc.(a)	2,658	80,165
BrightView Holdings, Inc.(a)	1,198	14,520
Brink’s Co.	2,054	91,095
Casella Waste Systems, Inc., Class A(a)	1,808	100,181
CECO Environmental Corp.(a)	925	6,197
Cimpress PLC(a)	753	75,300
Cintas Corp.	3,367	1,016,396
Clean Harbors, Inc.(a)	2,111	125,816
Copart, Inc.(a)	7,667	714,948
Covanta Holding Corp.	5,328	52,427
Deluxe Corp.	1,445	40,792
Encore Capital Group, Inc.(a)	1,209	44,165
Ennis, Inc.	1,476	25,535
Harsco Corp.(a)	2,574	41,081
Healthcare Services Group, Inc.	2,819	73,830
Heritage-Crystal Clean, Inc.(a)	397	5,530
Herman Miller, Inc.	2,044	47,891
HNI Corp.	1,510	44,847
IAA, Inc.(a)	5,093	220,782
Interface, Inc.	1,828	14,587
KAR Auction Services, Inc.	4,804	72,684
Kimball International, Inc., Class B	1,050	11,487
Knoll, Inc.	1,883	22,050
McGrath RentCorp	922	53,494
MSA Safety, Inc.	1,376	163,097
Pitney Bowes, Inc.	5,809	19,402
Quad/Graphics, Inc.	1,100	3,421
Republic Services, Inc.	8,154	711,436
Rollins, Inc.	5,759	301,772
SP Plus Corp.(a)	647	10,281
Steelcase, Inc., Class A	3,210	34,443
Stericycle, Inc.(a)	3,512	212,248
Sykes Enterprises, Inc.(a)	1,447	39,735

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Team, Inc.(a)	945	$3,733
Tetra Tech, Inc.	2,090	185,278
UniFirst Corp.	604	112,634
US Ecology, Inc.	1,069	37,073
Viad Corp.	784	11,337
VSE Corp.	300	8,439
Waste Management, Inc.	16,173	1,772,561

		6,776,140

Communications Equipment — 0.9%
Acacia Communications, Inc.(a)	1,414	96,124
ADTRAN, Inc.	1,464	18,183
Applied Optoelectronics, Inc.(a)(b)	492	6,991
Arista Networks, Inc.(a)	2,259	586,820
Bel Fuse, Inc., Class B	206	2,513
CalAmp Corp.(a)	1,415	11,150
Calix, Inc.(a)	2,212	45,368
Casa Systems, Inc.(a)(b)	501	2,811
Ciena Corp.(a)	5,881	349,978
Cisco Systems, Inc.	162,476	7,652,620
Clearfield, Inc.(a)	214	3,989
CommScope Holding Co., Inc.(a)	6,946	64,459
Comtech Telecommunications Corp.	769	12,627
Digi International, Inc.(a)	916	11,102
EchoStar Corp., Class A(a)	2,032	55,474
Extreme Networks, Inc.(a)	3,777	17,185
F5 Networks, Inc.(a)	2,330	316,647
Harmonic, Inc.(a)	3,609	20,138
Infinera Corp.(a)	7,530	59,412
Inseego Corp.(a)(b)	2,167	29,211
InterDigital, Inc.	1,091	65,482
Juniper Networks, Inc.	12,471	316,514
KVH Industries, Inc.(a)	368	2,988
Loral Space & Communications, Inc.	436	7,922
Lumentum Holdings, Inc.(a)	2,842	263,823
Motorola Solutions, Inc.	6,506	909,539
NETGEAR, Inc.(a)	984	30,258
Plantronics, Inc.	1,205	24,088
Ribbon Communications, Inc.(a)	1,319	5,804
Ubiquiti, Inc.	302	55,961
ViaSat, Inc.(a)	2,264	85,941
Viavi Solutions, Inc.(a)	8,882	122,838

		11,253,960

Construction & Engineering — 0.2%
AECOM(a)	5,920	214,245
Aegion Corp.(a)	966	14,896
API Group Corp.(a)(c)	5,527	76,991
Arcosa, Inc.	1,861	78,571
Argan, Inc.	484	20,764
Comfort Systems USA, Inc.	1,276	63,430
Concrete Pumping Holdings, Inc.(a)(b)	1,884	7,046
Construction Partners, Inc., Class A(a)(b)	670	11,088
Dycom Industries, Inc.(a)	1,030	44,115
EMCOR Group, Inc.	2,223	152,275
Fluor Corp.	4,956	50,502
Granite Construction, Inc.	1,707	28,951
Great Lakes Dredge & Dock Corp.(a)	2,420	20,231
IES Holdings, Inc.(a)	192	4,575
Jacobs Engineering Group, Inc.	4,756	405,924
KBR, Inc.	5,578	124,055
MasTec, Inc.(a)(b)	2,132	84,811
MYR Group, Inc.(a)	480	17,602
Northwest Pipe Co.(a)	487	12,102
NV5 Global, Inc.(a)	466	26,441

Security	Shares	Value

Construction & Engineering (continued)
Primoris Services Corp.	2,264	$36,292
Quanta Services, Inc.	5,402	215,918
Sterling Construction Co., Inc.(a)	736	7,581
Tutor Perini Corp.(a)(b)	1,983	23,340
WillScot Mobile Mini Holdings Corp.(a)	6,592	99,275

		1,841,021

Construction Materials — 0.1%
Eagle Materials, Inc.	1,639	131,497
Forterra, Inc.(a)	880	11,431
Martin Marietta Materials, Inc.	2,396	496,403
Summit Materials, Inc., Class A(a)	4,863	71,584
United States Lime & Minerals, Inc.	114	10,284
US Concrete, Inc.(a)	548	13,601
Vulcan Materials Co.	5,022	589,683

		1,324,483

Consumer Discretionary — 0.0%
Acushnet Holdings Corp.	1,308	49,769
At Home Group, Inc.(a)	2,006	24,915
Camping World Holdings, Inc., Class A	1,130	41,381

		116,065

Consumer Finance — 0.5%
Ally Financial, Inc.	14,574	292,937
American Express Co.	24,985	2,331,600
Capital One Financial Corp.	17,405	1,110,439
Credit Acceptance Corp.(a)(b)	397	185,772
Curo Group Holdings Corp.	395	2,761
Discover Financial Services	11,643	575,513
Enova International, Inc.(a)	1,442	23,202
Ezcorp, Inc., Class A(a)	1,575	9,009
FirstCash, Inc.	1,565	90,207
Green Dot Corp., Class A(a)	1,798	91,141
I3 Verticals, Inc., Class A(a)	417	10,083
LendingClub Corp.(a)	2,109	11,009
Navient Corp.	7,525	59,899
Nelnet, Inc., Class A	589	34,162
OneMain Holdings, Inc.	2,745	78,782
Oportun Financial Corp.(a)	866	12,384
PRA Group, Inc.(a)	1,868	73,898
Regional Management Corp.(a)	217	3,296
Santander Consumer USA Holdings, Inc.(b)	3,081	56,567
SLM Corp.	14,371	97,292
Synchrony Financial	22,326	494,074
World Acceptance Corp.(a)	213	15,826

		5,659,853

Containers & Packaging — 0.4%
Amcor PLC(a)	61,034	628,650
AptarGroup, Inc.	2,409	277,517
Ardagh Group SA	343	4,668
Avery Dennison Corp.	3,193	361,895
Ball Corp.	12,273	903,661
Berry Global Group, Inc.(a)(b)	5,046	252,250
Crown Holdings, Inc.(a)	4,936	353,319
Graphic Packaging Holding Co.	11,132	155,180
Greif, Inc., Class A	807	28,076
Greif, Inc., Class B	150	5,894
International Paper Co.	15,181	528,147
Myers Industries, Inc.	958	14,427
O-I Glass, Inc.	6,023	62,880
Packaging Corp. of America	3,593	345,359
Ranpak Holdings Corp.(a)	1,714	14,003
Sealed Air Corp.	6,109	217,969
Silgan Holdings, Inc.	2,921	111,728
Sonoco Products Co.	3,733	193,145

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
UFP Technologies, Inc.(a)	191	$8,240
Westrock Co.	9,767	262,342

		4,729,350

Distributors — 0.1%
Core-Mark Holding Co., Inc.	1,551	41,133
Funko, Inc., Class A(a)	475	2,632
Genuine Parts Co.	5,430	489,514
LKQ Corp.(a)	11,949	336,842
Pool Corp.	1,490	471,883
Weyco Group, Inc.	221	4,071

		1,346,075

Diversified Consumer Services — 0.2%
2U, Inc.(a)	2,424	114,158
Adtalem Global Education, Inc.(a)	1,841	63,220
American Public Education, Inc.(a)	510	14,846
Bright Horizons Family Solutions, Inc.(a)	2,193	235,177
Carriage Services, Inc.	750	16,583
Chegg, Inc.(a)	4,694	380,073
Collectors Universe, Inc.	378	14,387
Franchise Group, Inc.	829	20,311
frontdoor, Inc.(a)	3,303	138,709
Graham Holdings Co., Class B	162	64,536
Grand Canyon Education, Inc.(a)	1,833	162,660
H&R Block, Inc.	7,298	105,821
Houghton Mifflin Harcourt Co.(a)	3,459	10,239
K12, Inc.(a)	1,743	79,812
Laureate Education, Inc., Class A(a)	4,568	57,922
Matthews International Corp., Class A	1,044	22,550
OneSpaWorld Holdings Ltd.	1,738	9,663
Regis Corp.(a)	1,081	8,302
Service Corp. International	6,616	286,870
ServiceMaster Global Holdings, Inc.(a)	4,949	202,365
Strategic Education, Inc.	860	108,541
Universal Technical Institute, Inc.(a)	1,638	12,170
Vivint Smart Home, Inc.(a)	2,705	41,522
WW International, Inc.(a)(b)	1,673	43,130

		2,213,567

Diversified Financial Services — 1.3%
Alerus Financial Corp.	1,174	22,752
Berkshire Hathaway, Inc., Class B(a)	74,431	14,572,101
Cannae Holdings, Inc.(a)	3,232	121,782
Equitable Holdings, Inc.	15,985	327,053
FactSet Research Systems, Inc.	1,422	492,439
Interactive Brokers Group, Inc., Class A	2,719	134,862
Jefferies Financial Group, Inc.	8,636	139,903
Marlin Business Services Corp.	218	1,600
Morgan Group Holding Co.(a)	2	23
Morningstar, Inc.	843	141,658
PICO Holdings, Inc.(a)	421	3,419
Voya Financial, Inc.	5,083	251,100

		16,208,692

Diversified Telecommunication Services — 1.5%
8x8, Inc.(a)	4,262	67,766
Anterix, Inc.(a)	518	22,574
AT&T, Inc.	273,392	8,086,935
ATN International, Inc.	370	21,323
Bandwidth, Inc., Class A(a)(b)	741	107,282
CenturyLink, Inc.	41,859	403,939
Cincinnati Bell, Inc.(a)	1,146	17,202
Cogent Communications Holdings, Inc.	1,645	148,231
Consolidated Communications Holdings, Inc.(a)	2,166	15,812
IDT Corp., Class B(a)	1,396	9,088
Iridium Communications, Inc.(a)	4,596	125,885

Security	Shares	Value

Diversified Telecommunication Services (continued)
Ooma, Inc.(a)	719	$10,886
ORBCOMM, Inc.(a)	2,610	10,988
Verizon Communications, Inc.	158,534	9,112,534
Vonage Holdings Corp.(a)	9,280	110,896

		18,271,341

Education Services — 0.0%
Perdoceo Education Corp.(a)	2,686	38,678

Electric Utilities — 1.7%
ALLETE, Inc.	2,198	130,341
Alliant Energy Corp.	9,381	505,167
American Electric Power Co., Inc.	18,960	1,647,245
Avangrid, Inc.	2,257	112,376
Duke Energy Corp.	28,015	2,373,991
Edison International	13,644	759,562
Entergy Corp.	7,726	812,234
Evergy, Inc.	8,477	549,564
Eversource Energy	12,770	1,150,194
Exelon Corp.	37,057	1,430,771
FirstEnergy Corp.	20,679	599,691
Hawaiian Electric Industries, Inc.	4,179	151,531
IDACORP, Inc.	1,947	181,558
MGE Energy, Inc.	1,319	87,489
NextEra Energy, Inc.	18,689	5,246,002
OGE Energy Corp.	7,692	253,067
Otter Tail Corp.	1,625	62,156
PG&E Corp.(a)(b)	36,449	340,798
Pinnacle West Capital Corp.	4,306	357,742
PNM Resources, Inc.	2,950	124,579
Portland General Electric Co.	3,472	153,219
PPL Corp.	29,281	779,460
Southern Co.	40,174	2,193,902
Spark Energy, Inc., Class A	516	3,896
Unitil Corp.	767	33,096
Xcel Energy, Inc.	19,993	1,380,317

		21,419,948

Electrical Equipment — 0.6%
Acuity Brands, Inc.	1,593	157,866
Allied Motion Technologies, Inc.	178	6,711
American Superconductor Corp.(a)(b)	1,101	10,239
AMETEK, Inc.	8,598	801,763
Atkore International Group, Inc.(a)	1,571	41,899
AZZ, Inc.	902	28,485
Bloom Energy Corp., Class A(a)	3,813	46,366
Brady Corp., Class A	2,081	95,664
Eaton Corp. PLC	15,258	1,420,977
Emerson Electric Co.	22,793	1,413,394
Encore Wire Corp.	957	48,032
EnerSys	1,812	121,875
Franklin Electric Co., Inc.	1,806	97,614
FuelCell Energy, Inc.(a)	9,494	21,172
Generac Holdings, Inc.(a)	2,297	361,961
GrafTech International Ltd.	2,430	14,750
Hubbell, Inc.	2,012	271,560
nVent Electric PLC	6,524	118,476
Plug Power, Inc.(a)(b)	12,304	94,864
Powell Industries, Inc.	401	10,646
Preformed Line Products Co.	83	4,089
Regal-Beloit Corp.	1,599	147,060
Rockwell Automation, Inc.	4,407	961,343
Sensata Technologies Holding PLC(a)	6,109	232,020
Sunrun, Inc.(a)	4,528	166,132
Thermon Group Holdings, Inc.(a)	911	12,344
TPI Composites, Inc.(a)	945	24,173

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Vertiv Holdings Co.(a)	7,556	$109,562
Vicor Corp.(a)(b)	678	55,237

		6,896,274

Electronic Equipment, Instruments & Components — 0.7%
Agilysys, Inc.(a)	963	20,184
Akoustis Technologies, Inc.(a)	1,380	10,957
Amphenol Corp., Class A	11,007	1,164,100
Arlo Technologies, Inc.(a)	1,948	8,221
Arrow Electronics, Inc.(a)	3,059	219,086
Avnet, Inc.	3,640	97,261
Badger Meter, Inc.	1,205	75,433
Belden, Inc.	1,568	49,549
Benchmark Electronics, Inc.	1,484	30,214
CDW Corp.	5,437	632,051
Cognex Corp.	6,270	419,275
Coherent, Inc.(a)	981	136,192
Corning, Inc.	28,618	887,158
CTS Corp.	939	18,649
Daktronics, Inc.	624	2,602
Dolby Laboratories, Inc., Class A	2,459	171,146
ePlus, Inc.(a)	424	31,605
Fabrinet(a)	1,353	98,268
FARO Technologies, Inc.(a)	560	33,505
Fitbit, Inc., Series A(a)(b)	8,732	57,107
FLIR Systems, Inc.	4,941	205,842
II-VI, Inc.(a)(b)	3,566	180,868
Insight Enterprises, Inc.(a)	1,302	64,892
IntriCon Corp.(a)	198	2,138
IPG Photonics Corp.(a)	1,330	238,083
Itron, Inc.(a)	1,578	109,766
Jabil, Inc.	5,800	202,188
Keysight Technologies, Inc.(a)	7,145	713,714
Kimball Electronics, Inc.(a)	871	11,567
Knowles Corp.(a)	3,056	46,635
Littelfuse, Inc.	869	154,378
Mesa Laboratories, Inc.	146	34,593
Methode Electronics, Inc.	1,799	50,732
MTS Systems Corp.	724	13,430
Napco Security Technologies, Inc.(a)	234	6,173
National Instruments Corp.	4,974	176,577
nLight, Inc.(a)	1,181	27,364
Novanta, Inc.(a)	1,334	138,309
OSI Systems, Inc.(a)	626	44,421
PAR Technology Corp.(a)	598	18,394
PC Connection, Inc.(b)	479	20,932
Plexus Corp.(a)	1,011	75,107
Rogers Corp.(a)	674	80,334
Sanmina Corp.(a)	2,476	73,488
ScanSource, Inc.(a)	754	17,304
SYNNEX Corp.	1,635	203,950
Trimble, Inc.(a)	9,640	429,076
TTM Technologies, Inc.(a)	3,796	46,729
Universal Display Corp.	1,637	285,575
Vishay Intertechnology, Inc.	4,898	76,850
Vishay Precision Group, Inc.(a)	235	5,981
Zebra Technologies Corp., Class A(a)	1,999	561,219

		8,479,172

Energy Equipment & Services — 0.2%
Archrock, Inc.	3,980	26,507
Baker Hughes Co.	24,762	383,563
Bristow Group, Inc.(a)	204	3,266
Cactus, Inc., Class A	1,806	40,852
ChampionX Corp.(a)	7,499	71,315
Dril-Quip, Inc.(a)(b)	1,277	42,511

Security	Shares	Value

Energy Equipment & Services (continued)
Exterran Corp.(a)	1,098	$5,457
Frank’s International NV(a)	4,988	11,373
Halliburton Co.	33,153	475,083
Helix Energy Solutions Group, Inc.(a)	4,203	17,611
Helmerich & Payne, Inc.	3,840	68,467
Liberty Oilfield Services, Inc., Class A	1,908	10,780
Matrix Service Co.(a)	1,242	10,874
Nabors Industries Ltd.(b)	217	9,203
National Energy Services Reunited Corp.(a)	1,333	8,918
National Oilwell Varco, Inc.	15,113	173,951
Newpark Resources, Inc.(a)	2,639	4,988
NexTier Oilfield Solutions Inc.(a)(b)	5,168	13,023
Oceaneering International, Inc.(a)	3,336	18,748
Oil States International, Inc.(a)	1,913	8,570
Patterson-UTI Energy, Inc.	6,690	25,924
ProPetro Holding Corp.(a)	2,681	14,397
RPC, Inc.(a)	2,009	5,967
Schlumberger Ltd.	53,689	973,918
SEACOR Holdings, Inc.(a)	540	15,703
Select Energy Services, Inc., Class A(a)	1,380	6,127
Solaris Oilfield Infrastructure, Inc., Class A	756	5,489
Tidewater, Inc.(a)	1,293	8,042
Transocean Ltd.(a)(b)	21,175	43,197

		2,503,824

Entertainment — 1.8%
Activision Blizzard, Inc.	29,192	2,412,135
AMC Entertainment Holdings, Inc., Class A(b)	2,291	9,256
Cinemark Holdings, Inc.	3,733	44,161
Electronic Arts, Inc.(a)	10,875	1,540,117
Glu Mobile, Inc.(a)	5,088	48,031
Madison Square Garden Entertainment Corp.(a)	663	46,980
Netflix, Inc.(a)	16,277	7,957,500
Roku, Inc.(a)	3,886	601,903
Spotify Technology SA(a)	5,003	1,289,873
Take-Two Interactive Software, Inc.(a)	4,286	702,990
Walt Disney Co.	69,113	8,082,074
World Wrestling Entertainment, Inc., Class A	1,839	85,716

		22,820,736

Equity Real Estate Investment Trusts (REITs) — 3.4%
Acadia Realty Trust	2,748	33,086
Agree Realty Corp.	1,993	133,471
Alexander’s, Inc.	94	23,668
Alexandria Real Estate Equities, Inc.	4,760	845,138
American Assets Trust, Inc.	1,829	49,383
American Campus Communities, Inc.	5,166	184,116
American Finance Trust, Inc.	4,079	29,797
American Homes 4 Rent, Class A	9,878	286,462
American Tower Corp.	16,861	4,407,297
Americold Realty Trust	7,633	307,992
Anworth Mortgage Asset Corp.	2,687	4,863
Apartment Investment & Management Co., Class A	5,530	214,675
Apollo Commercial Real Estate Finance, Inc.	7,093	65,965
Apple Hospitality REIT, Inc.	7,957	70,181
Arbor Realty Trust, Inc.	4,147	42,258
Ares Commercial Real Estate Corp.	1,122	10,244
Armada Hoffler Properties, Inc.	3,028	29,190
ARMOUR Residential REIT, Inc.	1,713	15,999
AvalonBay Communities, Inc.	5,416	829,298
Bluerock Residential Growth REIT, Inc.	1,804	13,061
Boston Properties, Inc.	5,939	529,105
Brandywine Realty Trust	6,024	65,240
Brixmor Property Group, Inc.	11,572	133,194
Brookfield Property REIT, Inc., Class A	2,512	29,164
Camden Property Trust	3,535	321,013

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Capstead Mortgage Corp.	2,469	$15,184
Catchmark Timber Trust, Inc., Class A	1,412	13,781
Chatham Lodging Trust	2,016	10,503
Cherry Hill Mortgage Investment Corp.	1,244	11,482
City Office REIT, Inc.	1,953	16,893
Clipper Realty, Inc.	393	2,625
Colony Capital, Inc.	17,406	33,420
Columbia Property Trust, Inc.	4,769	57,037
Community Healthcare Trust, Inc.	938	42,895
CoreCivic, Inc.	4,168	37,137
CorEnergy Infrastructure Trust, Inc.	520	4,555
CorePoint Lodging, Inc.	1,425	7,966
CoreSite Realty Corp.	1,557	200,931
Corporate Office Properties Trust	4,042	107,032
Cousins Properties, Inc.	5,647	173,476
Crown Castle International Corp.	15,868	2,645,196
CubeSmart	7,453	221,131
CyrusOne, Inc.	4,405	367,465
DiamondRock Hospitality Co.	8,483	39,191
Digital Realty Trust, Inc.(b)	10,203	1,637,990
Diversified Healthcare Trust	8,842	34,440
Douglas Emmett, Inc.	6,492	189,177
Duke Realty Corp.	13,961	561,093
Easterly Government Properties, Inc.	3,168	77,458
EastGroup Properties, Inc.	1,445	191,694
Empire State Realty Trust, Inc., Class A	5,879	38,801
EPR Properties	3,063	87,694
Equinix, Inc.	3,359	2,638,427
Equity Commonwealth	4,506	142,254
Equity LifeStyle Properties, Inc.	6,669	455,626
Equity Residential	13,918	746,422
Essex Property Trust, Inc.	2,477	546,773
Extra Space Storage, Inc.	4,776	493,552
Farmland Partners, Inc.	2,041	14,103
Federal Realty Investment Trust	2,926	223,254
First Industrial Realty Trust, Inc.	4,764	209,235
Four Corners Property Trust, Inc.	3,033	76,432
Franklin Street Properties Corp.	2,880	15,120
Gaming and Leisure Properties, Inc.	7,826	283,379
Geo Group, Inc.	4,668	49,621
Getty Realty Corp.	1,530	45,334
Gladstone Commercial Corp.	2,038	37,092
Gladstone Land Corp.	1,361	21,885
Global Net Lease, Inc.	3,473	57,825
Healthcare Realty Trust, Inc.	4,888	143,218
Healthcare Trust of America, Inc., Class A	8,288	228,832
Healthpeak Properties, Inc.	20,637	563,184
Hersha Hospitality Trust	1,059	5,041
Highwoods Properties, Inc.	4,145	158,919
Host Hotels & Resorts, Inc.	27,226	293,496
Hudson Pacific Properties, Inc.	5,910	139,299
Independence Realty Trust, Inc.	4,199	48,288
Industrial Logistics Properties Trust	2,854	60,248
Innovative Industrial Properties, Inc.	619	64,518
Investors Real Estate Trust	578	41,789
Invitation Homes, Inc.	20,747	618,676
Iron Mountain, Inc.	10,879	306,679
iStar, Inc.	3,168	36,780
JBG SMITH Properties	4,499	130,516
Jernigan Capital, Inc.	475	6,655
Kilroy Realty Corp.	4,406	256,738
Kimco Realty Corp.	16,343	182,224
Kite Realty Group Trust	3,058	30,182
Lamar Advertising Co., Class A	3,235	212,637
Lexington Realty Trust	9,118	105,769

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Life Storage, Inc.	1,771	$173,788
LTC Properties, Inc.	1,396	51,861
Macerich Co.(b)	5,293	40,386
Mack-Cali Realty Corp.	3,138	45,250
Medical Properties Trust, Inc.	19,482	392,173
MFA Financial, Inc.	15,427	40,573
Mid-America Apartment Communities, Inc.	4,296	512,040
Monmouth Real Estate Investment Corp.	5,007	72,251
National Health Investors, Inc.	1,689	104,718
National Retail Properties, Inc.	6,508	230,709
National Storage Affiliates Trust	2,746	84,632
New Residential Investment Corp.	15,174	120,330
New Senior Investment Group, Inc.	3,694	12,560
New York Mortgage Trust, Inc.	12,533	32,836
NexPoint Residential Trust, Inc.	688	26,302
Office Properties Income Trust	1,678	42,202
Omega Healthcare Investors, Inc.	8,624	279,245
One Liberty Properties, Inc.	648	10,997
Orchid Island Capital, Inc.	1,593	8,188
Outfront Media, Inc.	5,156	74,298
Paramount Group, Inc.	8,065	57,503
Park Hotels & Resorts, Inc.	9,495	78,524
Pebblebrook Hotel Trust	4,854	51,452
PennyMac Mortgage Investment Trust(g)	3,140	59,189
Physicians Realty Trust	7,801	140,730
Piedmont Office Realty Trust, Inc., Class A	4,983	80,774
Plymouth Industrial REIT, Inc.	907	12,036
PotlatchDeltic Corp.	2,509	107,410
Preferred Apartment Communities, Inc., Class A	2,312	16,716
Prologis, Inc.	28,131	2,965,570
PS Business Parks, Inc.	756	104,290
Public Storage	5,756	1,150,509
QTS Realty Trust, Inc., Class A(b)	2,190	157,570
Rayonier, Inc.	5,302	147,290
Realty Income Corp.	13,168	790,738
Redwood Trust, Inc.	4,274	30,474
Regency Centers Corp.	6,368	261,279
Retail Opportunity Investments Corp.	4,102	44,589
Retail Properties of America, Inc., Class A	10,116	64,338
Retail Value, Inc.	523	6,621
Rexford Industrial Realty, Inc.	4,410	206,961
RLJ Lodging Trust	6,669	53,419
RPT Realty	2,246	13,970
Ryman Hospitality Properties, Inc.	2,038	65,257
Sabra Health Care REIT, Inc.	7,898	116,417
Safehold, Inc.	646	32,578
Saul Centers, Inc.	314	9,643
SBA Communications Corp.	4,213	1,312,518
Seritage Growth Properties, Class A(a)	1,080	10,055
Service Properties Trust	5,835	39,094
Simon Property Group, Inc.	11,593	722,824
SITE Centers Corp.	6,683	48,986
SL Green Realty Corp.	2,895	134,617
Spirit Realty Capital, Inc.	4,006	138,047
STAG Industrial, Inc.	5,667	184,744
Starwood Property Trust, Inc.	10,035	150,023
STORE Capital Corp.	8,363	198,119
Summit Hotel Properties, Inc.	3,295	17,068
Sun Communities, Inc.	3,676	551,143
Sunstone Hotel Investors, Inc.	8,522	63,745
Tanger Factory Outlet Centers, Inc.(b)	2,740	17,618
Taubman Centers, Inc.	2,348	90,915
Terreno Realty Corp.	2,449	148,801
UDR, Inc.	11,140	403,268
UMH Properties, Inc.	1,449	17,823

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Uniti Group, Inc.	7,354	$72,805
Universal Health Realty Income Trust	517	35,973
Urban Edge Properties	4,108	43,052
Urstadt Biddle Properties, Inc., Class A	607	5,955
Ventas, Inc.	14,234	546,016
VEREIT, Inc.	41,244	268,498
VICI Properties, Inc.	18,068	392,256
Vornado Realty Trust	6,652	229,627
Washington Real Estate Investment Trust	3,405	76,136
Weingarten Realty Investors	4,432	75,610
Welltower, Inc.	16,010	857,496
Weyerhaeuser Co.	28,309	787,273
Whitestone REIT	1,160	7,656
WP Carey, Inc.	6,441	459,694
Xenia Hotels & Resorts, Inc.	4,549	36,210

		42,514,980

Food & Staples Retailing — 1.4%
Andersons, Inc.	977	13,893
BJ’s Wholesale Club Holdings, Inc.(a)	5,204	208,420
Casey’s General Stores, Inc.	1,422	226,368
Chefs’ Warehouse, Inc.(a)	1,138	13,121
Costco Wholesale Corp.	16,880	5,494,946
Grocery Outlet Holding Corp.(a)(b)	2,678	117,805
HF Foods Group, Inc.(a)	1,854	16,427
Ingles Markets, Inc., Class A	575	23,144
Kroger Co.	29,705	1,033,437
Natural Grocers by Vitamin Cottage, Inc.	357	5,651
Performance Food Group Co.(a)(b)	4,917	137,774
PriceSmart, Inc.	847	55,368
Rite Aid Corp.(a)	2,190	33,200
SpartanNash Co.	1,099	23,107
Sprouts Farmers Market, Inc.(a)	4,686	123,617
Sysco Corp.	18,554	980,579
U.S. Foods Holding Corp.(a)	8,142	165,283
United Natural Foods, Inc.(a)	2,235	44,365
Village Super Market, Inc., Class A	168	4,242
Walgreens Boots Alliance, Inc.	28,166	1,146,638
Walmart, Inc.	53,335	6,901,549
Weis Markets, Inc.	304	15,145

		16,784,079

Food Products — 1.1%
Archer-Daniels-Midland Co.	21,390	916,134
B&G Foods, Inc.	2,207	63,804
Beyond Meat, Inc.(a)	1,968	247,771
Bunge Ltd.	5,211	226,366
Cal-Maine Foods, Inc.(a)	1,156	50,801
Calavo Growers, Inc.(b)	718	41,479
Campbell Soup Co.	6,746	334,399
Conagra Brands, Inc.	18,696	700,165
Darling Ingredients, Inc.(a)	6,433	179,674
Farmer Bros Co.(a)	293	1,459
Flowers Foods, Inc.	7,215	164,141
Fresh Del Monte Produce, Inc.	1,399	31,590
Freshpet, Inc.(a)	1,484	142,538
General Mills, Inc.	23,212	1,468,623
Hain Celestial Group, Inc.(a)(b)	2,981	101,294
Hershey Co.	5,643	820,549
Hormel Foods Corp.	10,636	540,947
Hostess Brands, Inc.(a)	4,267	54,106
Ingredion, Inc.	2,623	226,890
J&J Snack Foods Corp.	529	65,136
J.M. Smucker Co.	4,192	458,395
John B Sanfilippo & Son, Inc.	296	26,098
Kellogg Co.	9,572	660,372

Security	Shares	Value

Food Products (continued)
Kraft Heinz Co.	24,784	$852,074
Lamb Weston Holdings, Inc.	5,590	335,847
Lancaster Colony Corp.	735	116,564
Limoneira Co.	296	3,990
McCormick & Co., Inc.	4,746	924,995
Mondelez International, Inc., Class A	54,194	3,007,225
Pilgrim’s Pride Corp.(a)	2,023	31,053
Post Holdings, Inc.(a)	2,565	227,618
Sanderson Farms, Inc.	727	81,057
Seneca Foods Corp., Class A(a)	168	6,582
Simply Good Foods Co.(a)	2,958	71,110
Tootsie Roll Industries, Inc.	886	28,086
TreeHouse Foods, Inc.(a)	2,206	96,667
Tyson Foods, Inc., Class A	11,044	678,654

		13,984,253

Gas Utilities — 0.1%
Atmos Energy Corp.	4,610	488,614
Brookfield Infrastructure Corp., Class A	1,429	65,220
Chesapeake Utilities Corp.	684	57,791
National Fuel Gas Co.	3,123	126,700
New Jersey Resources Corp.	3,812	118,401
Northwest Natural Holding Co.	1,112	59,481
ONE Gas, Inc.	2,003	151,627
RGC Resources, Inc.	723	16,774
South Jersey Industries, Inc.	3,650	85,154
Southwest Gas Holdings, Inc.	2,085	145,199
Spire, Inc.	1,912	117,894
UGI Corp.	8,084	269,520

		1,702,375

Health Care Equipment & Supplies — 3.7%
Abbott Laboratories	66,149	6,657,235
ABIOMED, Inc.(a)	1,698	509,298
Accuray, Inc.(a)	2,245	5,006
Align Technology, Inc.(a)	2,976	874,408
Alphatec Holdings, Inc.(a)	1,750	8,697
AngioDynamics, Inc.(a)	1,227	10,135
Anika Therapeutics, Inc.(a)	494	17,982
Antares Pharma, Inc.(a)(b)	4,962	12,951
Apyx Medical Corp.(a)	1,544	6,933
Aspira Women’s Health, Inc.(a)(b)	2,554	11,416
AtriCure, Inc.(a)	1,590	64,888
Atrion Corp.	52	32,245
Avanos Medical, Inc.(a)	1,913	58,672
Axogen, Inc.(a)	1,488	16,919
Axonics Modulation Technologies, Inc.(a)(b)	1,240	52,526
Baxter International, Inc.	19,470	1,681,819
Becton Dickinson & Co.	10,326	2,905,117
BioLife Solutions, Inc.(a)(b)	685	13,241
BioSig Technologies, Inc.(a)	1,755	15,830
Boston Scientific Corp.(a)	53,499	2,063,456
Cantel Medical Corp.	1,540	72,765
Cardiovascular Systems, Inc.(a)	1,273	38,801
Cerus Corp.(a)	6,213	44,299
Co-Diagnostics, Inc.(a)(b)	1,182	28,368
CONMED Corp.	990	81,715
Cooper Cos., Inc.	1,873	529,928
CryoLife, Inc.(a)	1,534	29,775
CryoPort, Inc.(a)(b)	1,340	44,408
Cutera, Inc.(a)	449	6,389
CytoSorbents Corp.(a)	805	7,708
Danaher Corp.	23,899	4,870,616
DENTSPLY SIRONA, Inc.(b)	8,427	375,844
DexCom, Inc.(a)	3,515	1,530,923
Edwards Lifesciences Corp.(a)	23,712	1,859,258

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Envista Holdings Corp.(a)	6,140	$134,282
GenMark Diagnostics, Inc.(a)	2,916	52,080
Glaukos Corp.(a)	1,757	76,781
Globus Medical, Inc., Class A(a)	2,933	141,312
Haemonetics Corp.(a)	1,933	169,447
Hill-Rom Holdings, Inc.	2,539	246,842
Hologic, Inc.(a)	9,810	684,542
ICU Medical, Inc.(a)	735	135,042
IDEXX Laboratories, Inc.(a)	3,226	1,283,141
Inogen, Inc.(a)	590	18,113
Insulet Corp.(a)	2,406	489,284
Integra LifeSciences Holdings Corp.(a)	2,821	134,703
Intuitive Surgical, Inc.(a)	4,427	3,034,443
Invacare Corp.	859	6,047
iRhythm Technologies, Inc.(a)	1,011	125,849
Lantheus Holdings, Inc.(a)	1,418	19,115
LeMaitre Vascular, Inc.	408	11,967
LivaNova PLC(a)(b)	1,753	81,585
Masimo Corp.(a)	1,848	406,782
Medtronic PLC	51,391	4,958,204
Meridian Bioscience, Inc.(a)	1,421	34,800
Merit Medical Systems, Inc.(a)	1,975	88,322
Natus Medical, Inc.(a)	1,203	22,352
Neogen Corp.(a)	2,052	157,532
Nevro Corp.(a)	1,284	170,721
Novocure Ltd.(a)	3,817	289,290
NuVasive, Inc.(a)	1,884	107,652
Ocular Therapeutix, Inc.(a)	1,510	11,838
OraSure Technologies, Inc.(a)	2,564	46,537
Orthofix Medical, Inc.(a)	536	16,461
OrthoPediatrics Corp.(a)(b)	331	13,965
Penumbra, Inc.(a)(b)	1,195	265,182
Pulse Biosciences, Inc.(a)(b)	649	6,652
Quidel Corp.(a)	1,420	401,107
Quotient Ltd.(a)(b)	2,710	21,246
Repro-Med Systems, Inc.(a)(b)	1,311	13,674
ResMed, Inc.	5,476	1,108,945
Rockwell Medical, Inc.(a)	732	1,259
SeaSpine Holdings Corp.(a)	1,292	12,106
Shockwave Medical, Inc.(a)	939	46,311
SI-BONE, Inc.(a)	753	12,876
Sientra, Inc.(a)	705	2,679
Silk Road Medical, Inc.(a)	1,345	62,489
STAAR Surgical Co.(a)(b)	1,870	108,815
Stereotaxis, Inc.(a)	2,252	8,670
STERIS PLC	3,187	508,741
Stryker Corp.	13,264	2,563,931
Surgalign Holdings, Inc.(a)	1,373	3,858
Surmodics, Inc.(a)	407	19,247
Tactile Systems Technology, Inc.(a)	698	28,604
Tandem Diabetes Care, Inc.(a)	2,292	239,422
Teleflex, Inc.	1,788	667,103
TransMedics Group, Inc.(a)	636	11,486
Utah Medical Products, Inc.	90	7,335
Vapotherm, Inc.(a)	796	41,583
Varex Imaging Corp.(a)(b)	1,195	18,738
Varian Medical Systems, Inc.(a)	3,509	500,804
ViewRay, Inc.(a)(b)	1,473	4,080
West Pharmaceutical Services, Inc.	2,795	751,492
Wright Medical Group NV(a)(b)	4,851	145,627
Zimmer Biomet Holdings, Inc.	7,935	1,070,114
Zynex, Inc.(a)(b)	746	14,263

		46,377,041

Health Care Providers & Services — 2.6%
1Life Healthcare, Inc.(a)	845	25,020

Security	Shares	Value

Health Care Providers & Services (continued)
Acadia Healthcare Co., Inc.(a)	3,502	$104,395
Addus HomeCare Corp.(a)	598	57,653
Amedisys, Inc.(a)	1,185	277,480
American Renal Associates Holdings, Inc.(a)	551	3,554
AmerisourceBergen Corp.	5,556	556,656
AMN Healthcare Services, Inc.(a)	1,836	100,870
Anthem, Inc.	9,669	2,647,372
Apollo Medical Holdings, Inc.(a)	171	2,864
BioTelemetry, Inc.(a)	1,463	62,265
Brookdale Senior Living, Inc.(a)	5,904	16,354
Cardinal Health, Inc.	11,259	614,967
Centene Corp.(a)	22,016	1,436,544
Chemed Corp.	591	290,884
Cigna Corp.(a)	13,846	2,391,066
Community Health Systems, Inc.(a)	2,135	10,632
CorVel Corp.(a)	279	22,178
Covetrus, Inc.(a)	3,537	78,380
Cross Country Healthcare, Inc.(a)	730	4,734
CVS Health Corp.	49,959	3,144,419
DaVita, Inc.(a)	3,181	277,988
Encompass Health Corp.	3,618	246,313
Ensign Group, Inc.	1,929	88,715
Fulgent Genetics, Inc.(a)	673	17,734
Guardant Health, Inc.(a)	2,862	243,785
Hanger, Inc.(a)	1,491	26,033
HCA Healthcare, Inc.	10,272	1,300,846
HealthEquity, Inc.(a)	2,659	137,098
Henry Schein, Inc.(a)(b)	5,470	375,953
Humana, Inc.	5,061	1,986,189
InfuSystem Holdings, Inc.(a)	955	11,661
Integer Holdings Corp.(a)	1,219	80,174
Joint Corp.(a)	581	8,390
Laboratory Corp. of America Holdings(a)	3,678	709,560
LHC Group, Inc.(a)	1,177	229,644
Magellan Health, Inc.(a)	1,029	76,321
McKesson Corp.	6,197	930,542
MEDNAX, Inc.(a)	2,875	57,443
Molina Healthcare, Inc.(a)	2,236	412,989
National HealthCare Corp.	696	41,287
National Research Corp.	477	27,280
Ontrak, Inc.(a)(b)	667	25,519
Option Care Health, Inc.(a)	935	11,014
Owens & Minor, Inc.	3,579	57,550
Patterson Cos., Inc.	3,237	85,975
Pennant Group Inc.(a)	813	20,374
PetIQ, Inc.(a)	874	31,892
Premier, Inc., Class A(a)	2,254	78,822
Progyny, Inc.(a)	1,169	31,125
Providence Service Corp.(a)	534	43,259
Quest Diagnostics, Inc.	5,040	640,433
R1 RCM, Inc.(a)	3,484	47,626
RadNet, Inc.(a)	1,424	22,627
Select Medical Holdings Corp.(a)	4,151	79,035
Surgery Partners, Inc.(a)(b)	732	11,178
Tenet Healthcare Corp.(a)	3,666	96,929
Tivity Health, Inc.(a)	1,912	25,085
Triple-S Management Corp., Class B(a)	753	14,653
U.S. Physical Therapy, Inc.	407	33,805
UnitedHealth Group, Inc.	36,045	10,913,705
Universal Health Services, Inc., Class B	2,871	315,523
Viemed Healthcare, Inc.(a)	1,492	16,173

		31,736,534

Health Care Technology — 0.3%
Allscripts Healthcare Solutions, Inc.(a)	5,814	52,326

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Cerner Corp.	11,754	$816,315
Change Healthcare, Inc.(a)	9,480	110,537
Computer Programs & Systems, Inc.	440	10,859
Evolent Health, Inc., Class A(a)(b)	2,102	24,488
Health Catalyst, Inc.(a)(b)	1,394	48,651
HealthStream, Inc.(a)	776	17,037
HMS Holdings Corp.(a)	3,400	110,500
iCAD, Inc.(a)	1,095	10,096
Inovalon Holdings, Inc., Class A(a)(b)	2,969	69,861
Inspire Medical Systems, Inc.(a)	1,016	100,950
Livongo Health, Inc.(a)(b)	2,091	266,080
NextGen Healthcare, Inc.(a)	1,626	23,772
Omnicell, Inc.(a)	1,546	108,668
OptimizeRx Corp.(a)	178	2,519
Phreesia, Inc.(a)	1,206	36,252
Schrodinger, Inc.(a)(b)	500	36,190
Simulations Plus, Inc.	408	28,723
Tabula Rasa HealthCare, Inc.(a)(b)	778	43,724
Teladoc Health, Inc.(a)	2,818	669,641
Veeva Systems, Inc., Class A(a)	5,091	1,346,926
Vocera Communications, Inc.(a)	1,222	37,601

		3,971,716

Hotels, Restaurants & Leisure — 1.6%
Accel Entertainment, Inc., Class A(a)	2,234	17,850
Aramark	8,942	188,855
BBX Capital Corp.	372	5,178
Biglari Holdings, Inc., Class B(a)	20	1,299
BJ’s Restaurants, Inc.	673	13,500
Bloomin’ Brands, Inc.	3,149	36,277
Boyd Gaming Corp.	3,025	71,602
Brinker International, Inc.	1,778	47,810
Caesars Entertainment, Inc.(a)	3,201	99,391
Carnival Corp.(b)	17,602	244,316
Carrols Restaurant Group, Inc.(a)	896	5,501
Century Casinos, Inc.(a)	1,395	5,622
Cheesecake Factory, Inc.	1,393	33,432
Chipotle Mexican Grill, Inc.(a)	1,062	1,226,780
Choice Hotels International, Inc.	1,185	99,587
Churchill Downs, Inc.	1,370	189,772
Chuy’s Holdings, Inc.(a)	546	8,687
Cracker Barrel Old Country Store, Inc.	960	106,051
Darden Restaurants, Inc.	4,951	375,781
Dave & Buster’s Entertainment, Inc.	1,937	23,903
Del Taco Restaurants, Inc.(a)	678	5,187
Denny’s Corp.(a)	1,915	17,015
Dine Brands Global, Inc.	553	25,123
Domino’s Pizza, Inc.	1,485	574,116
Dunkin’ Brands Group, Inc.	3,213	220,830
El Pollo Loco Holdings, Inc.(a)	399	7,884
Everi Holdings, Inc.(a)	3,894	22,118
Extended Stay America, Inc.	7,132	81,376
Fiesta Restaurant Group, Inc.(a)	813	5,268
GAN Ltd.(a)	488	9,443
Golden Entertainment, Inc.(a)	589	5,036
Hilton Grand Vacations, Inc.(a)	2,971	60,311
Hilton Worldwide Holdings, Inc.	10,468	785,623
Hyatt Hotels Corp., Class A	1,279	61,392
International Game Technology PLC	3,361	33,139
Jack in the Box, Inc.	982	80,632
Las Vegas Sands Corp.	12,674	553,093
Lindblad Expeditions Holdings, Inc.(a)	684	4,959
Marcus Corp.	914	12,622
Marriott International, Inc., Class A	10,313	864,487
Marriott Vacations Worldwide Corp.	1,509	127,752

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	28,402	$5,517,941
MGM Resorts International	18,125	291,631
Monarch Casino & Resort, Inc.(a)	605	21,895
Nathan’s Famous, Inc.	78	3,973
Noodles & Co.(a)	1,836	12,760
Norwegian Cruise Line Holdings Ltd.(a)(b)	9,789	133,522
Papa John’s International, Inc.	1,277	120,894
Penn National Gaming, Inc.(a)	5,068	171,552
Planet Fitness, Inc., Class A(a)	3,101	161,872
PlayAGS, Inc.(a)	1,281	4,330
RCI Hospitality Holdings, Inc.	294	3,552
Red Robin Gourmet Burgers, Inc.(a)	441	3,854
Red Rock Resorts, Inc., Class A	2,802	30,710
Royal Caribbean Cruises Ltd.	6,593	321,145
Ruth’s Hospitality Group, Inc.	865	5,791
Scientific Games Corp., Class A(a)	2,471	43,415
SeaWorld Entertainment, Inc.(a)	1,800	26,046
Shake Shack, Inc., Class A(a)	1,438	69,815
Six Flags Entertainment Corp.	2,839	49,370
Starbucks Corp.	44,669	3,418,519
Target Hospitality Corp.(a)	2,425	3,468
Texas Roadhouse, Inc.	2,602	146,206
Twin River Worldwide Holdings, Inc.	985	21,237
Vail Resorts, Inc.	1,533	294,382
Wendy’s Co.	6,902	159,988
Wingstop, Inc.	1,153	180,156
Wyndham Destinations, Inc.	3,364	89,482
Wyndham Hotels & Resorts, Inc.	3,606	159,241
Wynn Resorts Ltd.	3,797	275,017
Yum China Holdings, Inc.	13,836	708,957
Yum! Brands, Inc.	11,516	1,048,532

		19,857,853

Household Durables — 0.5%
Beazer Homes USA, Inc.(a)	1,012	11,324
Cavco Industries, Inc.(a)	333	66,710
Century Communities, Inc.(a)	1,295	46,128
D.R. Horton, Inc.	12,731	842,283
Ethan Allen Interiors, Inc.	842	9,969
Garmin Ltd.	5,655	557,526
GoPro, Inc., Class A(a)	5,980	31,634
Green Brick Partners, Inc.(a)	414	5,713
Hamilton Beach Brands Holding Co., Class A	190	2,888
Helen of Troy Ltd.(a)	978	184,108
Hooker Furniture Corp.	333	7,126
Installed Building Products, Inc.(a)	876	69,300
iRobot Corp.(a)	1,117	81,195
KB Home	3,331	112,055
La-Z-Boy, Inc.	1,540	43,828
Leggett & Platt, Inc.	4,873	195,359
Lennar Corp., Class A	9,756	705,847
Lennar Corp., Class B	1,295	69,762
LGI Homes, Inc.(a)	918	104,753
Lifetime Brands, Inc.	464	3,271
Lovesac Co.(a)(b)	313	9,947
M/I Homes, Inc.(a)	1,039	43,254
MDC Holdings, Inc.	1,916	85,894
Meritage Homes Corp.(a)	1,426	141,431
Mohawk Industries, Inc.(a)	2,287	182,617
NACCO Industries, Inc., Class A	95	2,075
Newell Brands, Inc.	14,487	237,587
NVR, Inc.(a)	127	499,129
PulteGroup, Inc.	10,057	438,485
Purple Innovation, Inc.(a)	681	16,596
Skyline Champion Corp.(a)	1,829	51,633

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Sonos, Inc.(a)	3,363	$53,808
Taylor Morrison Home Corp.(a)	5,089	119,337
Tempur Sealy International, Inc.(a)	1,756	142,148
Toll Brothers, Inc.	4,605	175,911
TopBuild Corp.(a)	1,232	162,525
TRI Pointe Group, Inc.(a)	5,257	87,897
Tupperware Brands Corp.	1,723	26,586
Turtle Beach Corp.(a)	776	14,232
Universal Electronics, Inc.(a)	483	22,252
Whirlpool Corp.	2,314	377,460

		6,041,583

Household Products — 1.5%
Central Garden & Pet Co.(a)	682	25,820
Central Garden & Pet Co., Class A(a)	1,246	43,174
Church & Dwight Co., Inc.	9,442	909,548
Clorox Co.	4,794	1,133,829
Colgate-Palmolive Co.	32,051	2,474,337
Energizer Holdings, Inc.	2,281	114,347
Kimberly-Clark Corp.	12,988	1,974,695
Oil-Dri Corp. of America	141	4,903
Procter & Gamble Co.	93,247	12,226,547
Reynolds Consumer Products, Inc.	1,719	58,549
Spectrum Brands Holdings, Inc.	1,599	86,602
WD-40 Co.	520	102,206

		19,154,557

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	25,592	389,766
Atlantic Power Corp.(a)	4,381	8,587
Clearway Energy, Inc., Class A	2,467	56,519
Clearway Energy, Inc., Class C	2,114	51,878
NRG Energy, Inc.	9,656	326,469
Ormat Technologies, Inc.(b)	1,497	89,072
Sunnova Energy International, Inc.(a)	1,503	37,590
TerraForm Power, Inc., Class A	3,281	63,487
Vistra Energy Corp.	18,634	347,710
Vivint Solar, Inc.(a)	1,711	34,802

		1,405,880

Industrial Conglomerates — 0.9%
3M Co.	21,475	3,231,343
BWX Technologies, Inc.	3,650	198,998
Carlisle Cos., Inc.	2,142	255,069
General Electric Co.	332,550	2,018,579
Honeywell International, Inc.	26,868	4,013,273
Raven Industries, Inc.	1,286	27,790
Roper Technologies, Inc.	3,966	1,715,097
Seaboard Corp.	12	32,439
Standex International Corp.	383	20,510

		11,513,098

Insurance — 2.1%
Aflac, Inc.	27,314	971,559
Alleghany Corp.	551	287,798
Allstate Corp.	12,053	1,137,683
Ambac Financial Group, Inc.(a)	1,699	21,747
American Equity Investment Life Holding Co.	2,793	71,082
American Financial Group, Inc.	2,886	175,382
American International Group, Inc.	32,816	1,054,706
American National Group, Inc.	327	24,084
AMERISAFE, Inc.	360	22,846
Aon PLC, Class A	8,745	1,794,649
Arch Capital Group Ltd.(a)	14,883	457,652
Argo Group International Holdings Ltd.	1,168	39,140
Arthur J Gallagher & Co.	7,172	770,918
Assurant, Inc.	2,342	251,695

Security	Shares	Value

Insurance (continued)
Assured Guaranty Ltd.	3,485	$76,077
Athene Holding Ltd., Class A(a)	4,479	144,448
Axis Capital Holdings Ltd.	3,136	125,816
Benefytt Technologies, Inc.(a)	348	10,760
Brighthouse Financial, Inc.(a)	4,012	113,700
Brown & Brown, Inc.	8,978	408,230
BRP Group, Inc., Class A(a)	869	15,164
Chubb Ltd.	17,225	2,191,709
Cincinnati Financial Corp.	5,800	451,994
Citizens, Inc.(a)	1,392	7,990
CNA Financial Corp.	1,232	41,026
CNO Financial Group, Inc.	6,029	91,038
eHealth, Inc.(a)	982	67,895
Employers Holdings, Inc.	810	26,341
Enstar Group Ltd.(a)	489	82,127
Erie Indemnity Co., Class A	971	204,026
Everest Re Group Ltd.	1,539	336,718
FBL Financial Group, Inc., Class A	309	10,747
FedNat Holding Co.	339	3,173
Fidelity National Financial, Inc.	10,477	339,036
First American Financial Corp.	4,221	215,313
Genworth Financial, Inc., Class A(a)	17,722	36,153
Global Indemnity Ltd.	223	5,096
Globe Life, Inc.(a)	4,108	326,997
Goosehead Insurance, Inc., Class A(a)	501	51,768
Greenlight Capital Re Ltd., Class A(a)	1,310	8,463
Hanover Insurance Group, Inc.	1,478	150,579
Hartford Financial Services Group, Inc.	13,723	580,757
HCI Group, Inc.	211	9,415
Heritage Insurance Holdings, Inc.	585	6,944
Hilltop Holdings, Inc.	2,641	51,420
Horace Mann Educators Corp.	1,105	41,526
Independence Holding Co.	268	8,860
Investors Title Co.	51	5,869
James River Group Holdings Ltd.	1,134	52,527
Kemper Corp.	2,407	188,998
Kinsale Capital Group, Inc.	804	156,700
Lincoln National Corp.	7,297	271,959
Loews Corp.	9,366	341,016
Markel Corp.(a)	520	543,161
Marsh & McLennan Cos., Inc.	19,275	2,247,465
MBIA, Inc.(a)	2,769	22,180
Mercury General Corp.	1,102	47,287
MetLife, Inc.	29,370	1,111,654
National General Holdings Corp.	2,407	81,814
National Western Life Group, Inc., Class A	82	15,973
Old Republic International Corp.	11,097	178,329
Palomar Holdings, Inc.(a)(b)	746	68,140
Primerica, Inc.	1,584	189,541
Principal Financial Group, Inc.	10,396	441,102
ProAssurance Corp.	1,892	27,812
Progressive Corp.	22,319	2,016,298
Protective Insurance Corp., Class B	404	5,171
Prudential Financial, Inc.	15,162	960,816
Reinsurance Group of America, Inc.	2,612	222,673
RenaissanceRe Holdings Ltd.	1,706	307,728
RLI Corp.	1,497	131,931
Safety Insurance Group, Inc.	657	49,715
Selective Insurance Group, Inc.	2,322	126,177
State Auto Financial Corp.	431	6,685
Stewart Information Services Corp.	801	33,602
Third Point Reinsurance Ltd.(a)	2,568	20,005
Travelers Cos., Inc.	9,692	1,108,959
Trupanion, Inc.(a)	1,160	58,661
United Fire Group, Inc.	693	17,581

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
United Insurance Holdings Corp.	649	$4,803
Universal Insurance Holdings, Inc.	1,090	19,086
Unum Group	7,472	128,743
W.R. Berkley Corp.	5,353	330,548
Watford Holdings Ltd.(a)	939	15,409
White Mountains Insurance Group Ltd.	123	108,256
Willis Towers Watson PLC	4,914	1,031,989

		26,018,610

Interactive Media & Services — 4.9%
Alphabet, Inc., Class A(a)	11,419	16,990,901
Alphabet, Inc., Class C(a)	11,402	16,908,710
Cargurus, Inc.(a)	3,222	93,084
Cars.com, Inc.(a)	2,829	22,971
ComScore, Inc.(a)	2,806	8,418
DHI Group, Inc.(a)	2,727	6,817
Eventbrite, Inc., Class A(a)	2,880	24,538
EverQuote, Inc., Class A(a)(b)	585	31,853
Facebook, Inc., Class A(a)	91,862	23,302,633
IAC/InterActiveCorp(a)	2,866	379,516
Match Group, Inc.(a)	8,405	863,193
Meet Group, Inc.(a)	2,551	15,893
Pinterest, Inc., Class A(a)	15,374	527,174
QuinStreet, Inc.(a)	1,844	21,529
TrueCar, Inc.(a)(b)	2,993	11,254
Twitter, Inc.(a)	29,441	1,071,652
Yelp, Inc.(a)	2,466	61,601
Zillow Group, Inc., Class A(a)	2,173	147,960
Zillow Group, Inc., Class C(a)(b)	5,195	355,286

		60,844,983

Internet & Direct Marketing Retail — 4.7%
1-800-Flowers.com, Inc., Class A(a)	740	20,905
Amazon.com, Inc.(a)	16,225	51,346,933
Booking Holdings, Inc.(a)	1,567	2,604,558
CarParts.com, Inc.(a)	1,325	18,212
Duluth Holdings, Inc., Class B(a)(b)	128	946
eBay, Inc.	25,569	1,413,454
Etsy, Inc.(a)	4,482	530,579
Expedia Group, Inc.	5,146	416,878
Gaia, Inc.(a)(b)	430	3,947
Groupon, Inc.(a)	820	12,587
GrubHub, Inc.(a)(b)	3,498	252,696
Lands’ End, Inc.(a)	215	1,853
Liberty TripAdvisor Holdings, Inc., Series A(a)	2,921	7,244
Liquidity Services, Inc.(a)	954	4,913
Magnite, Inc.(a)	3,427	20,579
Overstock.com, Inc.(a)	1,655	125,101
PetMed Express, Inc.	619	19,313
Quotient Technology, Inc.(a)	2,789	22,340
Qurate Retail, Inc., Series A(a)	15,045	164,141
RealReal, Inc.(a)	2,266	30,908
Shutterstock, Inc.	702	38,147
Stamps.com, Inc.(a)	603	156,949
Stitch Fix, Inc., Class A(a)(b)	2,253	49,904
TripAdvisor, Inc.	3,844	77,764
Waitr Holdings, Inc.(a)	3,793	20,255
Wayfair, Inc., Class A(a)(b)	2,516	669,482

		58,030,588

IT Services — 5.5%
Accenture PLC, Class A	24,335	5,470,021
Akamai Technologies, Inc.(a)	6,144	690,831
Alliance Data Systems Corp.	1,870	82,953
Amdocs Ltd.	5,029	312,301
Automatic Data Processing, Inc.	16,454	2,186,901

Security	Shares	Value

IT Services (continued)
Black Knight, Inc.(a)	5,480	$410,562
Booz Allen Hamilton Holding Corp.	5,152	421,228
Brightcove, Inc.(a)	2,245	23,752
Broadridge Financial Solutions, Inc.	4,327	581,289
CACI International, Inc., Class A(a)	922	191,610
Cardtronics PLC, Class A(a)	1,379	30,793
Cass Information Systems, Inc.	434	15,550
Cognizant Technology Solutions Corp., Class A	20,699	1,414,156
Conduent, Inc.(a)	7,311	13,964
CoreLogic, Inc.	3,133	213,545
CSG Systems International, Inc.	1,261	53,126
DXC Technology Co.	9,913	177,542
Endurance International Group Holdings, Inc.(a)	2,163	12,264
EPAM Systems, Inc.(a)	2,033	589,733
Euronet Worldwide, Inc.(a)	1,992	191,511
EVERTEC, Inc.	2,309	71,695
Evo Payments, Inc., Class A(a)	1,354	30,722
ExlService Holdings, Inc.(a)	1,373	87,954
Fastly, Inc., Class A(a)	2,769	267,181
Fidelity National Information Services, Inc.	23,556	3,446,478
Fiserv, Inc.(a)	21,331	2,128,621
FleetCor Technologies, Inc.(a)	3,160	817,081
Gartner, Inc.(a)	3,364	419,289
Genpact Ltd.	7,121	283,558
Global Payments, Inc.	11,353	2,021,061
GoDaddy, Inc., Class A(a)	6,349	446,208
GreenSky, Inc., Class A(a)	2,934	16,563
GTT Communications, Inc.(a)(b)	540	3,402
Hackett Group, Inc.	467	6,440
International Business Machines Corp.	33,957	4,174,674
Jack Henry & Associates, Inc.	2,921	520,814
Leidos Holdings, Inc.	5,173	492,263
Limelight Networks, Inc.(a)	5,082	31,864
LiveRamp Holdings, Inc.(a)	2,441	111,236
ManTech International Corp., Class A	1,047	72,850
Mastercard, Inc., Class A	33,717	10,402,706
MAXIMUS, Inc.	2,449	181,740
MoneyGram International, Inc.(a)	3,547	12,344
MongoDB, Inc.(a)(b)	1,613	369,506
NIC, Inc.	2,423	53,112
Okta, Inc.(a)	4,382	968,334
Paychex, Inc.	12,225	879,222
PayPal Holdings, Inc.(a)	44,916	8,806,680
Paysign, Inc.(a)	723	6,753
Perficient, Inc.(a)	1,591	62,383
Perspecta, Inc.	5,049	108,049
Repay Holdings Corp.(a)	1,535	33,970
Sabre Corp.	10,088	76,265
Science Applications International Corp.	2,163	172,997
Square, Inc., Class A(a)	13,810	1,793,229
StoneCo Ltd., Class A(a)	5,920	282,443
Switch, Inc., Class A	3,413	61,400
Teradata Corp.(a)	4,094	85,974
TTEC Holdings, Inc.	814	38,633
Tucows, Inc., Class A(a)	300	18,153
Twilio, Inc., Class A(a)	4,907	1,361,300
Unisys Corp.(a)	2,599	30,902
VeriSign, Inc.(a)	3,924	830,632
Verra Mobility Corp.(a)	4,831	49,421
Virtusa Corp.(a)	919	37,311
Visa, Inc., Class A	64,570	12,294,128
Western Union Co.	15,512	376,631
WEX, Inc.(a)	1,676	265,428

		68,193,232

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.1%
Brunswick Corp.	2,991	$200,337
Callaway Golf Co.	3,953	75,305
Clarus Corp.	460	5,511
Escalade, Inc.	1,205	18,497
Hasbro, Inc.	4,794	348,811
Johnson Outdoors, Inc., Class A	138	12,083
Malibu Boats, Inc., Class A(a)	690	40,558
MasterCraft Boat Holdings, Inc.(a)	515	10,660
Mattel, Inc.(a)	13,569	150,752
Nautilus, Inc.(a)	1,478	15,416
Peloton Interactive, Inc., Class A(a)	3,734	254,733
Polaris, Inc.	2,270	235,240
Smith & Wesson Brands, Inc.(a)(b)	2,569	61,373
Sturm Ruger & Co., Inc.	761	61,923
Vista Outdoor, Inc.(a)	2,684	46,031
YETI Holdings, Inc.(a)	2,797	136,745

		1,673,975

Life Sciences Tools & Services — 1.3%
10X Genomics, Inc., Class A(a)	2,077	204,314
Accelerate Diagnostics, Inc.(a)(b)	1,051	15,271
Adaptive Biotechnologies Corp.(a)	2,755	102,817
Agilent Technologies, Inc.(b)	11,835	1,140,065
Avantor, Inc.(a)	15,841	349,769
Bio-Rad Laboratories, Inc., Class A(a)	804	422,011
Bio-Techne Corp.	1,459	401,458
Bruker Corp.	4,001	178,525
Charles River Laboratories International, Inc.(a)	1,836	365,346
ChromaDex Corp.(a)	2,577	13,040
Enzo Biochem, Inc.(a)	451	1,073
Fluidigm Corp.(a)	1,669	11,750
Illumina, Inc.(a)	5,626	2,150,032
IQVIA Holdings, Inc.(a)	7,288	1,154,346
Luminex Corp.	1,645	59,878
Medpace Holdings, Inc.(a)	1,079	128,779
Mettler-Toledo International, Inc.(a)	904	845,240
NanoString Technologies, Inc.(a)	1,383	49,940
NeoGenomics, Inc.(a)	4,100	156,743
Pacific Biosciences of California, Inc.(a)	5,309	19,803
PerkinElmer, Inc.	4,215	501,206
Personalis, Inc.(a)	1,047	18,228
PPD, Inc.(a)	2,497	73,337
PRA Health Sciences, Inc.(a)	2,409	256,703
QIAGEN NV(a)	8,452	417,951
Quanterix Corp.(a)	647	20,905
Repligen Corp.(a)	1,981	298,953
Syneos Health, Inc.(a)	2,287	142,686
Thermo Fisher Scientific, Inc.	15,112	6,255,612
Waters Corp.(a)	2,379	507,084

		16,262,865

Machinery — 1.7%
AGCO Corp.	2,577	169,129
Alamo Group, Inc.	335	34,542
Albany International Corp., Class A	1,186	57,023
Allison Transmission Holdings, Inc.	4,089	152,765
Altra Industrial Motion Corp.	2,663	91,155
Astec Industries, Inc.	811	36,081
Barnes Group, Inc.	1,726	63,638
Blue Bird Corp.(a)	429	5,375
Caterpillar, Inc.	20,697	2,750,217
Chart Industries, Inc.(a)	1,517	103,960
CIRCOR International, Inc.(a)	747	19,586
Colfax Corp.(a)	3,869	112,511
Columbus McKinnon Corp.	771	25,543
Crane Co.	1,824	103,184

Security	Shares	Value

Machinery (continued)
Cummins, Inc.	5,621	$1,086,314
Deere & Co.	10,791	1,902,561
DMC Global, Inc.	502	14,749
Donaldson Co., Inc.	4,731	228,697
Douglas Dynamics, Inc.	741	26,194
Dover Corp.	5,540	570,232
Energy Recovery, Inc.(a)(b)	703	5,336
Enerpac Tool Group Corp.	1,778	33,604
EnPro Industries, Inc.	672	32,075
ESCO Technologies, Inc.	1,214	104,331
Evoqua Water Technologies Corp.(a)	3,569	68,632
Federal Signal Corp.	2,841	87,815
Flowserve Corp.	5,174	144,199
Fortive Corp.	11,282	791,884
Gates Industrial Corp. PLC(a)(b)	1,204	12,690
Gencor Industries, Inc.(a)	1,081	12,940
Gorman-Rupp Co.	505	15,281
Graco, Inc.	6,418	341,694
Graham Corp.	286	3,764
Greenbrier Cos., Inc.	953	24,521
Helios Technologies, Inc.(b)	1,047	39,608
Hillenbrand, Inc.	2,582	75,472
Hurco Cos., Inc.	172	4,771
Hyster-Yale Materials Handling, Inc.	411	15,334
IDEX Corp.	2,869	472,869
Illinois Tool Works, Inc.	12,026	2,224,690
Ingersoll Rand, Inc.(a)	13,124	414,587
ITT, Inc.	3,477	200,727
John Bean Technologies Corp.	1,283	120,294
Kadant, Inc.	395	42,861
Kennametal, Inc.	3,094	83,414
LB Foster Co., Class A(a)	354	4,977
Lincoln Electric Holdings, Inc.	2,273	205,456
Lindsay Corp.(b)	413	40,049
Luxfer Holdings PLC	874	11,100
Lydall, Inc.(a)	520	8,424
Manitowoc Co., Inc.(a)	1,232	13,133
Meritor, Inc.(a)	2,656	60,424
Middleby Corp.(a)(b)	2,167	179,991
Miller Industries, Inc.	363	10,291
Mueller Industries, Inc.	2,284	63,861
Mueller Water Products, Inc., Class A	6,381	64,576
Navistar International Corp.(a)	1,737	55,636
NN, Inc.	2,043	10,746
Nordson Corp.	2,166	419,403
Omega Flex, Inc.	130	15,828
Oshkosh Corp.	2,639	207,742
Otis Worldwide Corp.	15,606	979,120
PACCAR, Inc.	12,885	1,096,256
Parker-Hannifin Corp.	4,887	874,382
Pentair PLC	6,432	275,611
Proto Labs, Inc.(a)(b)	1,060	127,327
RBC Bearings, Inc.(a)	974	119,237
REV Group, Inc.	1,078	7,007
Rexnord Corp.	4,196	121,558
Shyft Group, Inc.	1,242	23,449
Snap-on, Inc.	2,121	309,390
SPX Corp.(a)	1,924	80,808
SPX FLOW, Inc.(a)	1,814	72,705
Stanley Black & Decker, Inc.	5,889	902,902
Tennant Co.	616	41,038
Terex Corp.	2,288	43,129
Timken Co.	2,478	113,146
Toro Co.	4,185	298,600
TriMas Corp.(a)	1,521	35,591

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Trinity Industries, Inc.	3,944	$77,026
Valmont Industries, Inc.	878	106,414
Wabash National Corp.	1,971	22,450
Watts Water Technologies, Inc., Class A	1,043	87,497
Welbilt, Inc.(a)	4,491	27,305
Westinghouse Air Brake Technologies Corp.	6,954	432,469
Woodward, Inc.	2,169	162,545
Xylem, Inc.	6,880	502,102

		21,237,550

Marine — 0.0%
Costamare, Inc.	1,248	5,678
Eagle Bulk Shipping, Inc.(a)(b)	1,522	3,699
Genco Shipping & Trading Ltd.	1,092	7,415
Kirby Corp.(a)	2,395	110,745
Matson, Inc.	1,548	56,378
Safe Bulkers, Inc.(a)	2,358	3,136
Scorpio Bulkers, Inc.	134	1,964

		189,015

Media — 1.4%
Altice USA, Inc., Class A(a)	12,473	336,646
AMC Networks, Inc., Class A(a)	1,603	37,029
Boston Omaha Corp., Class A(a)	863	13,722
Cable One, Inc.	194	353,577
Cardlytics, Inc.(a)(b)	1,008	66,951
Central European Media Enterprises Ltd., Class A(a)	2,333	9,285
Charter Communications, Inc., Class A(a)(b)	5,704	3,308,320
Comcast Corp., Class A	173,145	7,410,606
Daily Journal Corp.(a)(b)	60	17,040
Discovery, Inc., Class A(a)(b)	5,778	121,916
Discovery, Inc., Class C(a)	12,758	241,764
DISH Network Corp., Class A(a)	9,440	303,118
Emerald Holding, Inc.	736	2,002
Entercom Communications Corp., Class A	3,599	5,039
Entravision Communications Corp., Class A	1,689	2,229
Eros International PLC(a)	5,502	15,626
EW Scripps Co., Class A	1,830	20,825
Fluent, Inc.(a)	1,571	2,859
Fox Corp., Class A	13,004	335,113
Fox Corp., Class B(a)	5,912	152,352
Gannett Co., Inc.	4,135	6,120
GCI Liberty, Inc., Class A(a)	3,779	296,236
Gray Television, Inc.(a)	3,459	49,602
iHeartMedia, Inc., Class A(a)	1,130	9,447
IMAX Corp.(a)	2,341	26,430
Interpublic Group of Cos., Inc.	14,447	260,768
John Wiley & Sons, Inc., Class A	1,563	52,876
Liberty Broadband Corp., Class A(a)	1,216	164,172
Liberty Broadband Corp., Class C(a)	3,726	511,468
Liberty Latin America Ltd., Class A(a)	2,374	24,405
Liberty Latin America Ltd., Class C(a)	3,518	35,989
Liberty Media Corp. — Liberty Formula One, Class A(a)	581	19,225
Liberty Media Corp. — Liberty Formula One, Class C(a)	7,854	278,346
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	3,363	116,999
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	6,893	241,186
Liberty Media Corp. — Liberty Braves, Class A(a)	602	11,384
Liberty Media Corp. — Liberty Braves, Class C(a)	1,290	24,058
Lions Gate Entertainment Corp., Class A(a)	3,127	23,953
Lions Gate Entertainment Corp., Class B(a)	2,474	17,590
Live Nation Entertainment, Inc.(a)	5,435	254,412
LiveXLive Media, Inc.(a)	943	2,857
Madison Square Garden Sports Corp., Class A(a)	732	112,501
Meredith Corp.	1,332	19,128
MSG Networks, Inc., Class A(a)	1,788	17,040
National CineMedia, Inc.	2,288	5,651

Security	Shares	Value

Media (continued)
New York Times Co., Class A	6,284	$289,944
News Corp., Class A	14,610	185,839
News Corp., Class B	5,383	68,687
Nexstar Media Group, Inc., Class A	1,635	143,308
Omnicom Group, Inc.	8,283	445,046
Scholastic Corp.	975	23,332
Sinclair Broadcast Group, Inc., Class A	2,243	46,206
Sirius XM Holdings, Inc.(b)	46,139	271,297
TechTarget, Inc.(a)	999	36,254
TEGNA, Inc.	7,946	93,604
Tribune Publishing Co.	502	4,895
ViacomCBS, Inc., Class A	277	7,684
ViacomCBS, Inc., Class B	20,877	544,263
WideOpenWest, Inc.(a)	921	5,029

		17,503,250

Metals & Mining — 0.4%
Alcoa Corp.(a)	7,441	96,733
Allegheny Technologies, Inc.(a)	4,571	39,722
Arconic Corp.(a)	3,509	57,162
Carpenter Technology Corp.	1,574	35,195
Century Aluminum Co.(a)	1,825	15,896
Cleveland-Cliffs, Inc.	14,012	72,582
Coeur Mining, Inc.(a)	10,214	80,997
Commercial Metals Co.	4,356	90,082
Compass Minerals International, Inc.	1,187	60,466
Ferroglobe PLC(d)	844	—
Freeport-McMoRan, Inc.	55,418	716,001
Gold Resource Corp.	1,386	6,084
Haynes International, Inc.	363	6,665
Hecla Mining Co.	17,962	99,150
Kaiser Aluminum Corp.	636	39,400
Materion Corp.	920	52,826
Newmont Corp.	30,728	2,126,378
Novagold Resources, Inc.(a)	8,391	76,526
Nucor Corp.	11,711	491,276
Olympic Steel, Inc.	97	1,026
Reliance Steel & Aluminum Co.	2,540	249,580
Royal Gold, Inc.	2,476	346,467
Ryerson Holding Corp.(a)	148	833
Schnitzer Steel Industries, Inc., Class A	861	15,842
Southern Copper Corp.	3,004	131,305
Steel Dynamics, Inc.	8,104	222,131
SunCoke Energy, Inc.	1,917	6,115
TimkenSteel Corp.(a)	1,376	5,050
U.S. Silica Holdings, Inc.	2,589	9,139
United States Steel Corp.(b)	9,606	63,976
Warrior Met Coal, Inc.	1,665	26,507
Worthington Industries, Inc.	1,445	54,072

		5,295,184

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	21,999	299,186
Annaly Capital Management, Inc.	54,358	402,793
Blackstone Mortgage Trust, Inc., Class A	5,061	121,818
Broadmark Realty Capital, Inc.	5,258	48,479
Chimera Investment Corp.	8,610	77,404
Colony Credit Real Estate, Inc.	2,738	17,249
Dynex Capital, Inc.	695	10,738
Ellington Financial, Inc.	1,920	22,579
Front Yard Residential Corp.	2,051	17,782
Granite Point Mortgage Trust, Inc.	1,933	13,125
Great Ajax Corp.	332	2,862
Invesco Mortgage Capital, Inc.	6,966	21,386
KKR Real Estate Finance Trust, Inc.	1,316	21,911
Ready Capital Corp.	1,353	10,851

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) (continued)
TPG RE Finance Trust, Inc.	1,767	$15,338
Two Harbors Investment Corp.	9,340	50,716
Western Asset Mortgage Capital Corp.	1,131	2,387

		1,156,604

Multi-Utilities — 0.9%
Ameren Corp.	9,385	753,052
Avista Corp.	2,622	97,355
Black Hills Corp.	2,424	140,253
CenterPoint Energy, Inc.	19,321	367,292
CMS Energy Corp.	10,689	686,020
Consolidated Edison, Inc.	12,795	983,040
Dominion Energy, Inc.	31,877	2,582,993
DTE Energy Co.	7,298	843,868
MDU Resources Group, Inc.	7,660	160,707
NiSource, Inc.	14,340	350,613
NorthWestern Corp.	1,857	104,475
Public Service Enterprise Group, Inc.	19,187	1,073,321
Sempra Energy	11,203	1,394,325
WEC Energy Group, Inc.	12,035	1,146,454

		10,683,768

Multiline Retail — 0.5%
Big Lots, Inc.	1,393	54,801
Dillard’s, Inc., Class A(b)	348	8,196
Dollar General Corp.	9,625	1,832,600
Dollar Tree, Inc.(a)	9,041	843,977
Kohl’s Corp.	5,755	109,575
Macy’s, Inc.(b)	10,824	65,594
Nordstrom, Inc.(b)	4,470	61,194
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	2,021	212,407
Target Corp.	19,122	2,407,077

		5,595,421

Oil, Gas & Consumable Fuels — 2.1%
Amyris, Inc.(a)(b)	3,044	13,028
Antero Midstream Corp.	11,319	64,179
Antero Resources Corp.(a)(b)	10,080	29,837
Apache Corp.	14,615	224,340
Arch Resources, Inc.	592	18,364
Ardmore Shipping Corp.	703	2,889
Berry Corp.	2,607	12,266
Bonanza Creek Energy, Inc.(a)	672	12,224
Brigham Minerals, Inc., Class A	617	6,836
Cabot Oil & Gas Corp.	14,685	274,609
Cheniere Energy, Inc.(a)	8,842	437,502
Chevron Corp.	71,589	6,009,181
Cimarex Energy Co.	3,621	88,570
Clean Energy Fuels Corp.(a)	4,949	11,779
CNX Resources Corp.(a)	6,831	65,919
Concho Resources, Inc.	7,614	400,040
ConocoPhillips	41,284	1,543,609
CONSOL Energy, Inc.(a)	881	5,180
Contango Oil & Gas Co.(a)	4,501	8,012
Continental Resources, Inc.	3,232	55,881
CVR Energy, Inc.	1,053	20,218
Delek US Holdings, Inc.	2,513	43,927
Devon Energy Corp.	15,261	160,088
DHT Holdings, Inc.	4,668	26,514
Diamond S Shipping, Inc.(a)	1,594	13,995
Diamondback Energy, Inc.	5,937	236,649
Dorian LPG Ltd.(a)	1,250	10,675
Energy Fuels, Inc.(a)	4,782	8,177
EOG Resources, Inc.	22,442	1,051,408
EQT Corp.	10,020	145,490
Equitrans Midstream Corp.	15,873	153,174

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Evolution Petroleum Corp.	1,161	$3,042
Exxon Mobil Corp.	161,925	6,813,804
Falcon Minerals Corp.	1,711	4,295
Frontline Ltd.	4,838	38,704
Golar LNG Ltd.	3,854	28,905
Goodrich Petroleum Corp.(a)	829	6,176
Green Plains, Inc.(a)	1,196	15,464
Gulfport Energy Corp.(a)	5,379	5,433
Hess Corp.	10,535	518,427
HollyFrontier Corp.	5,849	160,848
International Seaways, Inc.	846	14,610
Kinder Morgan, Inc.	74,577	1,051,536
Kosmos Energy Ltd.	13,128	21,136
Magnolia Oil & Gas Corp., Class A(a)(b)	3,654	21,851
Marathon Oil Corp.	30,603	168,010
Marathon Petroleum Corp.	24,587	939,223
Matador Resources Co.(a)	4,298	37,307
Montage Resources Corp.(a)	38	163
Murphy Oil Corp.	5,383	71,109
Noble Energy, Inc.	18,366	183,476
Nordic American Tankers Ltd.	4,938	22,468
Occidental Petroleum Corp.	31,107	489,624
ONEOK, Inc.	16,783	468,414
Overseas Shipholding Group, Inc., Class A(a)	2,632	6,080
Ovintiv, Inc.	10,156	98,412
Par Pacific Holdings, Inc.(a)	1,459	10,811
Parsley Energy, Inc., Class A	11,819	129,773
PBF Energy, Inc., Class A	4,171	36,204
PDC Energy, Inc.(a)	4,302	61,347
Peabody Energy Corp.	2,502	7,806
Penn Virginia Corp.(a)	390	3,865
Phillips 66	16,679	1,034,432
Pioneer Natural Resources Co.	6,263	607,010
PrimeEnergy Resources Corp.(a)	80	5,700
Range Resources Corp.	8,998	58,127
Renewable Energy Group, Inc.(a)	1,619	44,652
REX American Resources Corp.(a)(b)	221	15,061
Scorpio Tankers, Inc.(b)	2,267	29,970
SFL Corp. Ltd.	3,785	31,453
SM Energy Co.	3,522	10,390
Southwestern Energy Co.(a)	22,056	53,596
Talos Energy, Inc.(a)	673	4,583
Targa Resources Corp.	8,502	155,417
Tellurian, Inc.(a)(b)	3,575	3,188
Uranium Energy Corp.(a)	5,795	5,611
Valero Energy Corp.	15,633	879,044
W&T Offshore, Inc.(a)(b)	2,856	6,455
Whiting Petroleum Corp.(a)(b)	3,508	2,736
Williams Cos., Inc.	46,224	884,265
World Fuel Services Corp.	2,370	55,766
WPX Energy, Inc.(a)	14,780	88,237

		26,568,576

Paper & Forest Products — 0.0%
Boise Cascade Co.	1,353	63,036
Clearwater Paper Corp.(a)	635	23,444
Domtar Corp.	2,027	42,547
Louisiana-Pacific Corp.	4,214	133,457
Neenah, Inc.	540	24,090
PH Glatfelter Co.	1,299	20,693
Schweitzer-Mauduit International, Inc.	1,205	39,199
Verso Corp., Class A	1,086	13,260

		359,726

Personal Products — 0.2%
BellRing Brands, Inc., Class A(a)	1,574	31,275

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
Coty, Inc., Class A	10,271	$38,105
Edgewell Personal Care Co.(a)	2,094	62,590
elf Beauty, Inc.(a)(b)	1,016	18,146
Estee Lauder Cos., Inc., Class A	8,469	1,672,966
Herbalife Nutrition Ltd.(a)	3,911	200,400
Inter Parfums, Inc.	578	23,635
Lifevantage Corp.(a)(b)	732	9,399
Medifast, Inc.	460	76,880
Nature’s Sunshine Products, Inc.(a)	255	2,425
Nu Skin Enterprises, Inc., Class A	1,980	88,803
Revlon, Inc., Class A(a)(b)	260	1,643
USANA Health Sciences, Inc.(a)	423	34,339

		2,260,606

Pharmaceuticals — 3.8%
AcelRx Pharmaceuticals, Inc.(a)	3,530	3,848
Aerie Pharmaceuticals, Inc.(a)	1,684	19,467
Agile Therapeutics, Inc.(a)	4,161	10,402
Amneal Pharmaceuticals, Inc.(a)	5,098	22,074
Amphastar Pharmaceuticals, Inc.(a)	1,216	24,344
ANI Pharmaceuticals, Inc.(a)	309	9,149
Arvinas, Inc.(a)	1,232	38,808
Assembly Biosciences, Inc.(a)	1,357	30,125
Axsome Therapeutics, Inc.(a)	1,104	78,748
BioDelivery Sciences International, Inc.(a)	3,852	16,140
Bristol-Myers Squibb Co.	86,688	5,085,118
Cara Therapeutics, Inc.(a)	1,585	26,057
Catalent, Inc.(a)	5,883	513,821
Collegium Pharmaceutical, Inc.(a)	1,582	24,964
Corcept Therapeutics, Inc.(a)(b)	3,744	55,973
CorMedix, Inc.(a)(b)	1,458	6,488
Cymabay Therapeutics, Inc.(a)	1,820	6,461
Durect Corp.(a)	7,508	14,716
Elanco Animal Health, Inc.(a)	15,275	360,948
Eli Lilly & Co.	32,245	4,846,101
Eloxx Pharmaceuticals, Inc.(a)	661	1,844
Endo International PLC(a)	9,338	32,496
Evofem Biosciences, Inc.(a)	492	1,471
Evolus, Inc.(a)(b)	275	897
Fulcrum Therapeutics, Inc.(a)	659	10,458
Heska Corp.(a)	201	19,340
Horizon Therapeutics PLC(a)	6,979	427,045
Innoviva, Inc.(a)(b)	2,582	34,973
Intersect ENT, Inc.(a)	830	14,268
Intra-Cellular Therapies, Inc.(a)	2,165	42,921
Jazz Pharmaceuticals PLC(a)	2,074	224,510
Johnson & Johnson	100,924	14,710,682
Kala Pharmaceuticals, Inc.(a)	1,156	10,115
Lannett Co., Inc.(a)	1,056	6,283
Liquidia Technologies, Inc.(a)	1,077	5,956
Mallinckrodt PLC(a)(b)	3,436	7,662
Marinus Pharmaceuticals, Inc.(a)	1,291	2,169
Menlo Therapeutics, Inc.(a)(b)	3,278	5,278
Merck & Co., Inc.	96,796	7,766,911
Mylan NV(a)	19,798	318,946
MyoKardia, Inc.(a)	1,908	171,968
Nektar Therapeutics(a)(b)	6,809	150,887
NGM Biopharmaceuticals, Inc.(a)	662	12,108
Odonate Therapeutics, Inc.(a)	353	12,839
Omeros Corp.(a)(b)	2,229	28,598
Optinose, Inc.(a)(b)	514	2,619
Pacira BioSciences, Inc.(a)	1,569	82,545
Paratek Pharmaceuticals, Inc.(a)	915	3,999
Perrigo Co. PLC	5,278	279,840
Pfizer, Inc.	213,167	8,202,666

Security	Shares	Value

Pharmaceuticals (continued)
Phathom Pharmaceuticals, Inc.(a)(b)	560	$18,626
Phibro Animal Health Corp., Class A	619	14,358
Prestige Consumer Healthcare, Inc.(a)(b)	2,612	97,140
Provention Bio, Inc.(a)(b)	1,609	16,718
Reata Pharmaceuticals, Inc., Class A(a)	931	137,509
Relmada Therapeutics, Inc.(a)(b)	534	19,422
Revance Therapeutics, Inc.(a)	2,019	47,406
Satsuma Pharmaceuticals, Inc.(a)	424	10,011
SIGA Technologies, Inc.(a)	1,580	10,144
Supernus Pharmaceuticals, Inc.(a)	1,606	35,758
TherapeuticsMD, Inc.(a)(b)	7,503	13,881
Theravance Biopharma, Inc.(a)	1,792	34,801
Tricida, Inc.(a)	1,280	17,126
Verrica Pharmaceuticals, Inc.(a)(b)	732	4,802
WaVe Life Sciences Ltd.(a)	1,000	8,780
Xeris Pharmaceuticals, Inc.(a)(b)	1,212	3,466
Zoetis, Inc.	18,190	2,759,059
Zogenix, Inc.(a)	2,357	56,073

		47,091,126

Professional Services — 0.5%
ASGN, Inc.(a)	1,855	126,993
Barrett Business Services, Inc.	250	13,170
BG Staffing, Inc.	403	3,659
CBIZ, Inc.(a)	1,845	44,612
CoStar Group, Inc.(a)	1,471	1,249,997
CRA International, Inc.	196	8,187
Equifax, Inc.	4,595	746,963
Exponent, Inc.	2,001	168,204
Forrester Research, Inc.(a)	474	16,642
Franklin Covey Co.(a)	195	3,528
FTI Consulting, Inc.(a)	1,374	164,111
GP Strategies Corp.(a)(b)	414	3,076
Heidrick & Struggles International, Inc.	563	11,389
Huron Consulting Group, Inc.(a)	877	41,850
ICF International, Inc.	640	43,270
IHS Markit Ltd.	15,148	1,222,898
Insperity, Inc.	1,410	94,273
Kelly Services, Inc., Class A	887	13,136
Kforce, Inc.	689	19,871
Korn Ferry	2,175	61,118
ManpowerGroup, Inc.	2,272	156,291
Mistras Group, Inc.(a)	335	1,183
Nielsen Holdings PLC	13,881	200,303
Paylocity Holding Corp.(a)	1,356	180,619
Resources Connection, Inc.	605	6,837
Robert Half International, Inc.	4,479	227,847
TransUnion	7,160	641,321
TriNet Group, Inc.(a)	1,574	103,884
TrueBlue, Inc.(a)	1,432	22,096
Upwork, Inc.(a)	3,805	57,151
Verisk Analytics, Inc.	6,051	1,141,884
Willdan Group, Inc.(a)(b)	300	7,398

		6,803,761

Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc.	2,923	34,550
Altisource Portfolio Solutions SA(a)	294	3,948
CareTrust REIT, Inc.	3,409	61,430
CBRE Group, Inc., Class A(a)(b)	12,728	557,614
CTO Realty Growth, Inc.	88	3,488
Cushman & Wakefield PLC(a)(b)	4,042	43,249
Essential Properties Realty Trust, Inc.	3,145	50,634
eXp World Holdings, Inc.(a)	1,001	19,890
Forestar Group, Inc.(a)	1,192	20,634
FRP Holdings, Inc.(a)	186	7,276

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Global Medical REIT, Inc.	1,485	$17,657
Howard Hughes Corp.(a)	1,628	86,593
Jones Lang LaSalle, Inc.	1,993	197,128
Kennedy-Wilson Holdings, Inc.	4,952	73,488
Marcus & Millichap, Inc.(a)	917	24,979
Newmark Group, Inc., Class A	5,556	22,613
Rafael Holdings, Inc., Class B(a)	432	6,035
RE/MAX Holdings, Inc., Class A	632	20,458
Realogy Holdings Corp.	5,026	45,536
Redfin Corp.(a)	3,650	151,767
RMR Group, Inc., Class A	541	15,559
St. Joe Co.(a)	1,480	30,503
Stratus Properties, Inc.(a)	132	2,521
Tejon Ranch Co.(a)	507	7,275

		1,504,825

Road & Rail — 1.1%
AMERCO	344	109,299
ArcBest Corp.	886	26,925
Avis Budget Group, Inc.(a)	2,004	51,903
Covenant Logistics Group, Inc., Class A(a)	245	4,128
CSX Corp.	29,106	2,076,422
Daseke, Inc.(a)(b)	1,090	4,545
Heartland Express, Inc.	1,712	34,728
Hertz Global Holdings, Inc.(a)	3,656	5,301
JB Hunt Transport Services, Inc.	3,168	409,939
Kansas City Southern	3,667	630,174
Knight-Swift Transportation Holdings, Inc.	4,730	205,708
Landstar System, Inc.	1,505	183,279
Lyft, Inc., Class A(a)	9,182	268,390
Marten Transport Ltd.	1,272	33,861
Norfolk Southern Corp.	9,838	1,890,962
Old Dominion Freight Line, Inc.	3,734	682,650
Ryder System, Inc.	1,915	70,146
Saia, Inc.(a)	991	118,375
Schneider National, Inc., Class B	2,360	59,307
Uber Technologies, Inc.(a)	52,254	1,581,206
Union Pacific Corp.	25,962	4,500,513
Universal Logistics Holdings, Inc.	345	6,338
US Xpress Enterprises, Inc., Class A(a)	1,385	12,687
Werner Enterprises, Inc.	2,422	106,532

		13,073,318

Semiconductors & Semiconductor Equipment — 4.4%
Advanced Energy Industries, Inc.(a)	1,561	114,843
Advanced Micro Devices, Inc.(a)	44,592	3,452,759
Alpha & Omega Semiconductor Ltd.(a)	344	3,746
Ambarella, Inc.(a)	1,270	57,506
Amkor Technology, Inc.(a)	3,598	48,915
Analog Devices, Inc.	14,032	1,611,575
Applied Materials, Inc.	35,137	2,260,363
Axcelis Technologies, Inc.(a)	1,025	30,156
AXT, Inc.(a)	1,214	5,815
Broadcom, Inc.	14,917	4,724,960
Brooks Automation, Inc.	2,704	147,233
Cabot Microelectronics Corp.	1,131	170,464
CEVA, Inc.(a)	893	35,899
Cirrus Logic, Inc.(a)	2,150	147,340
Cohu, Inc.	1,255	23,632
Cree, Inc.(a)	4,162	286,845
CyberOptics Corp.(a)	375	14,756
Diodes, Inc.(a)	1,521	78,255
DSP Group, Inc.(a)	1,034	15,355
Enphase Energy, Inc.(a)(b)	4,040	243,854
Entegris, Inc.	5,074	364,871
First Solar, Inc.(a)	3,299	196,455

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
FormFactor, Inc.(a)	3,440	$99,210
Ichor Holdings Ltd.(a)	969	31,803
Impinj, Inc.(a)(b)	724	17,086
Inphi Corp.(a)	1,819	237,671
Intel Corp.	162,192	7,741,424
KLA Corp.	5,945	1,187,989
Lam Research Corp.	5,536	2,087,958
Lattice Semiconductor Corp.(a)	4,905	152,496
MACOM Technology Solutions Holdings, Inc.(a)	1,744	73,701
Marvell Technology Group Ltd.	25,151	917,257
Maxim Integrated Products, Inc.	10,123	689,275
MaxLinear, Inc.(a)	2,605	66,037
Microchip Technology, Inc.	8,976	913,128
Micron Technology, Inc.(a)	42,516	2,128,138
MKS Instruments, Inc.	2,081	265,203
Monolithic Power Systems, Inc.	1,664	440,977
NeoPhotonics Corp.(a)	1,665	15,168
NVE Corp.	172	9,329
NVIDIA Corp.	22,576	9,585,544
ON Semiconductor Corp.(a)	15,807	325,624
Onto Innovation, Inc.(a)	1,653	62,516
PDF Solutions, Inc.(a)	1,754	43,113
Photronics, Inc.(a)	2,227	26,457
Power Integrations, Inc.	1,154	140,823
Qorvo, Inc.(a)	4,431	567,833
QUALCOMM, Inc.	43,052	4,546,722
Rambus, Inc.(a)	4,883	72,073
Semtech Corp.(a)	2,463	137,263
Silicon Laboratories, Inc.(a)	1,662	167,048
SiTime Corp.(a)	245	13,022
Skyworks Solutions, Inc.	6,362	926,180
SMART Global Holdings, Inc.(a)	330	9,204
SolarEdge Technologies, Inc.(a)	1,860	325,686
SunPower Corp.(a)(b)	2,301	21,468
Teradyne, Inc.	6,302	560,626
Texas Instruments, Inc.	35,090	4,475,729
Ultra Clean Holdings, Inc.(a)	1,678	50,491
Veeco Instruments, Inc.(a)	1,822	24,633
Xilinx, Inc.	9,352	1,003,937

		54,195,439

Software — 9.3%
A10 Networks, Inc.(a)	3,291	26,591
ACI Worldwide, Inc.(a)	4,550	121,895
Adobe, Inc.(a)	18,381	8,167,046
Alarm.com Holdings, Inc.(a)	1,741	121,940
Altair Engineering, Inc., Class A(a)	1,683	67,825
Alteryx, Inc., Class A(a)(b)	1,998	350,629
American Software, Inc., Class A	1,641	27,027
Anaplan, Inc.(a)	5,013	227,640
ANSYS, Inc.(a)	3,269	1,015,351
Appfolio, Inc., Class A(a)	629	87,569
Appian Corp.(a)(b)	1,357	69,031
Aspen Technology, Inc.(a)	2,622	255,016
Asure Software, Inc.(a)	374	2,412
Atlassian Corp. PLC, Class A(a)	4,765	841,737
Autodesk, Inc.(a)	8,408	1,987,903
Avalara, Inc.(a)	2,913	391,653
Avaya Holdings Corp.(a)	4,020	50,893
Benefitfocus, Inc.(a)	1,165	13,642
Bill.Com Holdings, Inc.(a)	618	57,542
Blackbaud, Inc.	1,795	112,259
Blackline, Inc.(a)(b)	1,881	167,240
Bottomline Technologies DE, Inc.(a)	1,643	79,291
Box, Inc., Class A(a)	5,702	102,351
Cadence Design Systems, Inc.(a)	10,544	1,151,932

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
CDK Global, Inc.	4,564	$207,479
Cerence, Inc.(a)	1,269	50,329
Ceridian HCM Holding, Inc.(a)	4,051	317,153
ChannelAdvisor Corp.(a)	878	17,885
Citrix Systems, Inc.	4,704	671,543
Cloudera, Inc.(a)	7,839	88,346
Cloudflare, Inc., Class A(a)	4,150	172,723
CommVault Systems, Inc.(a)	1,545	68,104
Cornerstone OnDemand, Inc.(a)	2,151	76,382
Coupa Software, Inc.(a)	2,527	774,399
Crowdstrike Holdings, Inc., Class A(a)	4,399	497,967
Datadog, Inc., Class A(a)	5,813	545,608
Digimarc Corp.(a)	495	6,960
Digital Turbine, Inc.(a)	3,249	45,096
DocuSign, Inc.(a)	6,717	1,456,447
Domo, Inc., Class B(a)	1,133	36,460
Dropbox, Inc., Class A(a)	9,423	214,373
Dynatrace, Inc.(a)	5,793	242,321
Ebix, Inc.	762	16,806
eGain Corp.(a)(b)	724	7,175
Elastic NV(a)	2,032	195,458
Envestnet, Inc.(a)	2,062	167,434
Everbridge, Inc.(a)	1,350	192,780
Fair Isaac Corp.(a)	1,083	475,643
FireEye, Inc.(a)	8,967	135,402
Five9, Inc.(a)	2,300	277,886
ForeScout Technologies, Inc.(a)(b)	1,561	45,253
Fortinet, Inc.(a)	5,087	703,532
Globant SA(a)	1,364	235,890
GTY Technology Holdings, Inc.(a)(b)	2,386	7,755
Guidewire Software, Inc.(a)	3,191	375,453
HubSpot, Inc.(a)	1,574	369,276
Intelligent Systems Corp.(a)	318	9,642
Intuit, Inc.	9,637	2,952,488
j2 Global, Inc.(a)	1,844	104,592
LivePerson, Inc.(a)	2,257	97,006
LogMeIn, Inc.	1,882	161,494
Manhattan Associates, Inc.(a)	2,382	228,172
Medallia, Inc.(a)	3,171	97,445
Microsoft Corp.	286,483	58,731,880
MicroStrategy, Inc., Class A(a)	315	39,035
Mimecast Ltd.(a)(b)	2,193	102,917
Mitek Systems, Inc.(a)	1,307	13,410
MobileIron, Inc.(a)(b)	2,756	17,170
Model N, Inc.(a)	1,370	52,690
NetScout Systems, Inc.(a)	2,601	66,221
New Relic, Inc.(a)	1,996	141,536
NortonLifeLock, Inc.	21,412	459,287
Nuance Communications, Inc.(a)	10,947	299,400
Nutanix, Inc., Class A(a)(b)	6,753	149,849
OneSpan, Inc.(a)	1,431	44,561
Oracle Corp.	75,530	4,188,138
PagerDuty, Inc.(a)	2,748	83,759
Palo Alto Networks, Inc.(a)	3,738	956,629
Paycom Software, Inc.(a)	1,880	534,616
Pegasystems, Inc.	1,527	178,491
Ping Identity Holding Corp.(a)	842	28,931
Pluralsight, Inc., Class A(a)	3,812	80,700
Progress Software Corp.	1,568	54,660
Proofpoint, Inc.(a)	2,146	248,228
PROS Holdings, Inc.(a)	1,606	52,404
PTC, Inc.(a)	3,994	341,727
Q2 Holdings, Inc.(a)(b)	1,896	178,319
QAD, Inc., Class A	286	11,300
Qualys, Inc.(a)(b)	1,282	158,301

Security	Shares	Value

Software (continued)
Rapid7, Inc.(a)	2,002	$119,259
RealPage, Inc.(a)	3,347	210,894
RingCentral, Inc., Class A(a)	2,914	845,847
Rosetta Stone, Inc.(a)	562	15,045
SailPoint Technologies Holding, Inc.(a)	3,564	112,266
salesforce.com, Inc.(a)	33,100	6,449,535
Sapiens International Corp. NV	1,182	36,122
Seachange International, Inc.(a)	875	1,374
SecureWorks Corp., Class A(a)(b)	607	7,260
ServiceNow, Inc.(a)	7,259	3,188,153
ShotSpotter, Inc.(a)	218	5,023
Slack Technologies, Inc., Class A(a)(b)	14,345	423,895
Smartsheet, Inc., Class A(a)	4,230	201,940
SolarWinds Corp.(a)(b)	1,701	31,230
Splunk, Inc., Class A(a)	6,065	1,272,558
Sprout Social, Inc., Class A(a)	415	11,989
SPS Commerce, Inc.(a)	1,402	105,388
SS&C Technologies Holdings, Inc.	8,639	496,742
SVMK, Inc.(a)	4,616	110,692
Synchronoss Technologies, Inc.(a)(b)	1,198	3,953
Synopsys, Inc.(a)	5,702	1,135,952
Telenav, Inc.(a)	760	3,941
Tenable Holdings, Inc.(a)	2,589	87,845
Trade Desk, Inc., Class A(a)	1,545	697,289
Tyler Technologies, Inc.(a)	1,499	535,518
Upland Software, Inc.(a)	909	31,288
Varonis Systems, Inc.(a)	1,139	123,411
Verint Systems, Inc.(a)	2,702	121,293
Veritone, Inc.(a)(b)	1,045	11,829
VirnetX Holding Corp.	2,642	13,659
VMware, Inc., Class A(a)	3,018	423,154
Workday, Inc., Class A(a)	6,540	1,183,217
Workiva, Inc.(a)	1,633	91,285
Xperi Holding Corp.	4,056	74,793
Yext, Inc.(a)	4,239	71,300
Zendesk, Inc.(a)(b)	4,278	389,940
Zix Corp.(a)	2,268	16,137
Zoom Video Communications, Inc., Class A(a)	6,383	1,620,708
Zscaler, Inc.(a)	2,681	348,128
Zuora, Inc., Class A(a)	4,368	50,844
Zynga, Inc., Class A(a)	33,970	333,925

		116,071,352

Specialty Retail — 2.3%
Aaron’s, Inc.	2,640	137,755
Abercrombie & Fitch Co., Class A	2,479	23,873
Advance Auto Parts, Inc.	2,555	383,608
America’s Car-Mart, Inc.(a)	281	26,740
American Eagle Outfitters, Inc.	6,018	60,180
Asbury Automotive Group, Inc.(a)	735	73,610
AutoNation, Inc.(a)	2,391	122,754
AutoZone, Inc.(a)	894	1,079,433
Bed Bath & Beyond, Inc.	5,318	57,541
Best Buy Co., Inc.	8,741	870,516
Boot Barn Holdings, Inc.(a)	1,034	20,018
Buckle, Inc.	884	14,171
Burlington Stores, Inc.(a)	2,510	471,880
Caleres, Inc.	1,279	8,071
CarMax, Inc.(a)	6,206	601,796
Carvana Co.(a)	2,080	322,296
Cato Corp., Class A	507	3,645
Chico’s FAS, Inc.	3,622	4,600
Children’s Place, Inc.	603	14,719
Citi Trends, Inc.	277	4,770
Conn’s, Inc.(a)	641	6,384
Container Store Group, Inc.(a)	1,057	3,647

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Designer Brands, Inc., Class A	1,907	$11,270
Dick’s Sporting Goods, Inc.	2,223	101,413
Express, Inc.(a)	2,627	2,653
Five Below, Inc.(a)	2,140	233,067
Floor & Decor Holdings, Inc., Class A(a)	3,084	203,236
Foot Locker, Inc.	3,812	112,035
GameStop Corp., Class A(a)	3,236	12,976
Gap, Inc.	7,032	94,018
Genesco, Inc.(a)	625	9,719
Group 1 Automotive, Inc.	663	55,705
GrowGeneration Corp.(a)	1,677	14,154
Guess?, Inc.	1,837	18,995
Haverty Furniture Cos., Inc.	502	7,138
Hibbett Sports, Inc.(a)	425	9,856
Home Depot, Inc.	41,096	10,910,577
Hudson Ltd., Class A(a)	1,455	6,373
L Brands, Inc.	9,075	221,521
Lithia Motors, Inc., Class A	810	185,612
Lowe’s Cos., Inc.	28,911	4,305,137
Lumber Liquidators Holdings, Inc.(a)	1,004	22,409
MarineMax, Inc.(a)	887	24,605
Michaels Cos., Inc.(a)(b)	3,451	24,778
Monro, Inc.	1,209	68,067
Murphy USA, Inc.(a)	1,084	143,532
National Vision Holdings, Inc.(a)(b)	3,057	97,793
O’Reilly Automotive, Inc.(a)	2,803	1,338,096
ODP Corp.	2,168	47,848
Penske Automotive Group, Inc.	1,347	60,373
Rent-A-Center, Inc.	1,710	49,453
RH(a)	617	177,344
Ross Stores, Inc.	13,385	1,200,233
Sally Beauty Holdings, Inc.(a)(b)	4,389	50,956
Shoe Carnival, Inc.	372	9,133
Signet Jewelers Ltd.	1,788	19,203
Sleep Number Corp.(a)	1,074	49,941
Sonic Automotive, Inc., Class A	808	30,801
Sportsman’s Warehouse Holdings, Inc.(a)	1,930	31,054
Systemax, Inc.	366	8,202
Tiffany & Co.	4,619	579,038
Tilly’s, Inc., Class A	598	3,594
TJX Cos., Inc.	45,874	2,384,989
Tractor Supply Co.	4,425	631,625
Ulta Beauty, Inc.(a)	2,041	393,893
Urban Outfitters, Inc.(a)	2,358	39,001
Williams-Sonoma, Inc.	3,022	263,277
Winmark Corp.	85	13,513
Zumiez, Inc.(a)	980	22,638

		28,612,851

Technology Hardware, Storage & Peripherals — 5.6%
3D Systems Corp.(a)	5,730	37,761
Apple, Inc.	156,465	66,503,884
Avid Technology, Inc.(a)	592	4,872
Dell Technologies, Inc., Class C(a)	5,844	349,646
Diebold Nixdorf, Inc.(a)	2,781	19,384
Hewlett Packard Enterprise Co.	50,804	501,435
HP, Inc.	54,873	964,667
Immersion Corp.(a)	1,186	8,005
NCR Corp.(a)	4,662	85,921
NetApp, Inc.	8,672	384,170
Pure Storage, Inc., Class A(a)	9,402	167,920
Super Micro Computer, Inc.(a)	1,968	59,640
Synaptics, Inc.(a)	1,413	113,068
Western Digital Corp.	11,412	491,857
Xerox Holdings Corp.(a)	7,163	119,264

		69,811,494

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	5,139	$76,982
Carter’s, Inc.	1,695	133,430
Columbia Sportswear Co.	1,102	83,576
Crocs, Inc.(a)	2,528	90,856
Deckers Outdoor Corp.(a)	1,096	229,338
Fossil Group, Inc.(a)(b)	1,424	4,714
G-III Apparel Group Ltd.(a)(b)	1,462	14,459
Hanesbrands, Inc.	13,136	185,612
Kontoor Brands, Inc.(a)	1,656	31,729
Lululemon Athletica, Inc.(a)	4,338	1,412,409
Movado Group, Inc.	450	4,338
NIKE, Inc., Class B	46,289	4,518,269
Oxford Industries, Inc.	585	25,120
PVH Corp.	2,852	138,778
Ralph Lauren Corp.	1,924	137,181
Rocky Brands, Inc.	309	7,030
Skechers U.S.A., Inc., Class A(a)	5,082	148,801
Steven Madden Ltd.	3,544	75,062
Tapestry, Inc.	10,699	142,939
Under Armour, Inc., Class A(a)	6,763	71,147
Under Armour, Inc., Class C(a)	7,474	70,928
Unifi, Inc.(a)	322	3,851
Vera Bradley, Inc.(a)	696	3,052
VF Corp.	12,483	753,474
Wolverine World Wide, Inc.	2,847	68,442

		8,431,517

Thrifts & Mortgage Finance — 0.1%
Axos Financial, Inc.(a)	1,972	44,193
Banc of California, Inc.	1,360	14,579
Berkshire Hills Bancorp, Inc.	2,000	19,920
Brookline Bancorp, Inc.	2,260	21,685
Capitol Federal Financial, Inc.	5,759	55,574
Columbia Financial, Inc.(a)	2,444	29,401
Dime Community Bancshares, Inc.	995	11,686
Essent Group Ltd.	3,894	139,522
Federal Agricultural Mortgage Corp., Class C	263	15,651
Flagstar Bancorp, Inc.	1,465	45,972
Flushing Financial Corp.	756	8,376
Greene County Bancorp, Inc.	392	8,440
Hingham Institution for Savings	79	13,904
Home Bancorp, Inc.	190	4,442
HomeStreet, Inc.	977	25,832
Kearny Financial Corp.	3,052	24,538
Ladder Capital Corp.	4,671	36,294
LendingTree, Inc.(a)	312	108,043
Merchants Bancorp	405	7,464
Meridian Bancorp, Inc.	1,376	15,693
Meta Financial Group, Inc.	1,266	23,624
MGIC Investment Corp.	12,493	103,317
Mr Cooper Group, Inc.(a)	2,984	48,729
New York Community Bancorp, Inc.	17,538	184,675
NMI Holdings, Inc., Class A(a)	2,852	44,263
Northfield Bancorp, Inc.	1,190	11,436
Northwest Bancshares, Inc.	4,246	41,823
OceanFirst Financial Corp.	1,828	28,005
PCSB Financial Corp.	450	5,004
PennyMac Financial Services, Inc.(g)	1,748	84,358
Premier Financial Corp.	1,940	34,299
Provident Bancorp, Inc.	875	6,869
Provident Financial Services, Inc.	1,941	26,495
Radian Group, Inc.	7,445	111,079
Southern Missouri Bancorp, Inc.	347	7,568
Sterling Bancorp, Inc.	551	1,681
Territorial Bancorp, Inc.	536	11,776

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
TFS Financial Corp.	1,463	$21,184
Timberland Bancorp, Inc.	434	7,230
TrustCo Bank Corp. NY	3,596	20,821
Walker & Dunlop, Inc.	1,172	59,081
Washington Federal, Inc.	3,037	70,884
Waterstone Financial, Inc.	804	12,285
Western New England Bancorp, Inc.	2,207	11,123
WSFS Financial Corp.	2,055	58,629

		1,687,447

Tobacco — 0.6%
Altria Group, Inc.	71,109	2,926,136
Philip Morris International, Inc.	59,491	4,569,504
Turning Point Brands, Inc.	273	8,976
Universal Corp.	807	34,023
Vector Group Ltd.	5,488	48,404

		7,587,043

Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,187	109,783
Applied Industrial Technologies, Inc.	1,954	123,337
Beacon Roofing Supply, Inc.(a)	2,457	76,560
BMC Stock Holdings, Inc.(a)	2,469	63,206
CAI International, Inc.(a)	573	9,861
DXP Enterprises, Inc.(a)	556	9,385
EVI Industries, Inc.(a)(b)	262	6,623
Fastenal Co.	21,752	1,023,214
Foundation Building Materials, Inc.(a)	572	7,854
GATX Corp.	1,299	79,226
GMS, Inc.(a)	1,500	35,145
H&E Equipment Services, Inc.	1,091	19,191
HD Supply Holdings, Inc.(a)	6,172	216,637
Herc Holdings, Inc.(a)	760	25,490
Kaman Corp.	920	36,331
Lawson Products, Inc.(a)	255	7,619
MRC Global, Inc.(a)	2,394	14,244
MSC Industrial Direct Co., Inc., Class A	1,640	108,257
NOW, Inc.(a)	3,477	27,399
Rush Enterprises, Inc., Class A	823	39,158
Rush Enterprises, Inc., Class B	266	10,587
SiteOne Landscape Supply, Inc.(a)(b)	1,582	202,544
Textainer Group Holdings Ltd.(a)(b)	2,139	18,053
Titan Machinery, Inc.(a)	433	4,705
Transcat, Inc.(a)	348	9,709
Triton International Ltd.	2,060	64,828
United Rentals, Inc.(a)	2,752	427,578
Univar Solutions, Inc.(a)	6,925	122,365
Veritiv Corp.(a)	406	6,216
W.W. Grainger, Inc.	1,696	579,235
Watsco, Inc.	1,241	292,963
WESCO International, Inc.(a)(b)	1,974	76,729

		3,854,032

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	2,631	78,825

Water Utilities — 0.1%
American States Water Co.	1,437	110,476
American Water Works Co., Inc.	6,896	1,015,574
Artesian Resources Corp., Class A	493	17,294
Cadiz, Inc.(a)	459	4,875
California Water Service Group	1,870	87,647
Consolidated Water Co. Ltd.	1,363	16,724
Essential Utilities, Inc.	8,571	388,695
Global Water Resources, Inc.	881	9,154
Middlesex Water Co.	609	39,012
SJW Group	1,031	64,396

Security	Shares	Value

Water Utilities (continued)
York Water Co.	673	$31,167

		1,785,014

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)(b)	1,697	24,522
Gogo, Inc.(a)	2,125	6,184
Shenandoah Telecommunications Co.	1,899	95,463
Spok Holdings, Inc.	353	3,537
T-Mobile U.S., Inc.(a)	20,281	2,177,774
Telephone & Data Systems, Inc.	3,846	74,689
United States Cellular Corp.(a)	438	12,995

		2,395,164

Total Common Stocks — 99.2% (Cost — $881,432,275)		1,231,877,620

Investment Companies — 0.4%

Equity Funds — 0.4%
iShares Russell 3000 ETF(g)	25,873	4,927,513

Total Investment Companies — 0.4% (Cost — $4,017,925)		4,927,513

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
Occidental Petroleum Corp., (Expires 8/3/27)(a)	3,888	21,772

Total Warrants — 0.0% (Cost — $—)		21,772

Total Long-Term Investments — 99.6% (Cost — $885,450,200)		1,236,826,905

Short-Term Securities — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.43%(e)(f)(g)	15,875,676	15,893,139
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.15%(e)(g)	3,994,749	3,994,749

Total Short-Term Securities — 1.6% (Cost — $19,865,601)		19,887,888

Total Investments — 101.2% (Cost — $905,315,801)		1,256,714,793

Liabilities in Excess of Other Assets — (1.2)%		(14,668,021)

Net Assets — 100.0%		$1,242,046,772

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.

68	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,426,011	—	(5,550,335	)(b)	15,875,676	$15,893,139	$211,744	(c)	$(6,769)	$17,131
BlackRock Cash Funds: Treasury, SL Agency Shares	8,291,401	—	(4,296,652	)(b)	3,994,749	3,994,749	116,028		—	—
BlackRock, Inc.	4,316	1,554	(240)		5,630	3,237,306	63,886		(11,142)	554,969
PennyMac Financial Services, Inc.	1,874	1,266	—		3,140	59,189	4,398		—	(9,728)
PennyMac Mortgage Investment Trust	—	1,748	—		1,748	84,358	—		—	10,497
iShares Russell 3000 ETF	27,474	314,449	(316,050)		25,873	4,927,513	138,695		(849,760)	604,797

						$28,196,254	$534,751		$(867,671)	$1,177,666

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	9	09/18/20	$665	$(1,778)
S&P 500 E-Mini Index	29	09/18/20	4,732	59,935

				$58,157

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contract(a)	$—	$—	$59,935	$—	$—	$—	$59,935

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contract(a)	$—	$—	$1,778	$—	$—	$—	$1,778

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) July 31, 2020	iShares Total U.S. Stock Market Index Fund

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,326,642	$—	$—	$—	$1,326,642

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$87,105	$—	$—	$—	$87,105

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,053,593

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,231,877,620	$—	$—	$1,231,877,620
Investment Companies	4,927,513	—	—	4,927,513
Warrants	21,772	—	—	21,772
Short-Term Securities	19,887,888	—	—	19,887,888

	$1,256,714,793	$—	$—	$1,256,714,793

Derivative Financial Instruments (a)
Assets:
Equity contracts	$59,935	$—	$—	$59,935
Liabilities:
Equity contracts	(1,778)	—	—	(1,778)

	$58,157	$—	$—	$58,157

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

70	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,193,597,552	$252,375,448	$1,228,518,539
Investments at value — affiliated(c)	35,098,285	27,781,108	28,196,254
Cash	60,325	281	188
Cash pledged for futures contracts	486,650	156,000	519,000
Receivables:
Investments sold	—	160,015	116,291
Securities lending income — affiliated	23,449	26,399	22,134
Capital shares sold	2,171,393	353,403	1,331,963
Dividends — unaffiliated	518,993	95,841	1,032,809
Dividends — affiliated	686	266	1,046
From the Manager	—	24,910	—
Variation margin on futures contracts	—	—	11,256
Prepaid expenses	47,413	42,343	46,978

Total assets	1,232,004,746	281,016,014	1,259,796,458

LIABILITIES
Cash collateral on securities loaned at value	28,495,159	23,586,954	15,880,167
Payables:
Capital shares redeemed	2,085,505	285,070	1,697,722
Investment advisory fees	19,534	—	8,781
Directors’ and Officer’s fees	5,412	3,263	5,476
Other accrued expenses	172,716	104,106	122,177
Recoupment of past waived fees	10,719	—	63
Service fees	18,824	11,107	22,855
Variation margin on futures contracts	41,213	10,932	12,445

Total liabilities	30,849,082	24,001,432	17,749,686

NET ASSETS	$1,201,155,664	$257,014,582	$1,242,046,772

NET ASSETS CONSIST OF
Paid-in capital	$980,793,526	$236,616,058	$906,973,366
Accumulated earnings	220,362,138	20,398,524	335,073,406

NET ASSETS	$1,201,155,664	$257,014,582	$1,242,046,772

(a) Investments at cost — unaffiliated	$946,470,112	$232,171,752	$878,945,499
(b) Securities loaned at value	$27,822,212	$22,854,269	$15,416,141
(c) Investments at cost — affiliated	$33,833,003	$27,481,705	$26,370,302

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Assets and Liabilities  (continued)

July 31, 2020

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

NET ASSET VALUE

Institutional
Net assets	$170,549,816	$58,679,655	$84,117,222

Shares outstanding(d)	15,863,451	4,821,426	5,493,459

Net asset value	$10.75	$12.17	$15.31

Investor A
Net assets	$93,113,107	$55,521,916	$114,361,833

Shares outstanding(d)	8,693,083	4,569,476	7,477,718

Net asset value	$10.71	$12.15	$15.29

Class K
Net assets	$937,492,741	$142,813,011	$1,043,567,717

Shares outstanding(d)	87,023,906	11,734,850	68,154,064

Net asset value	$10.77	$12.17	$15.31

(d)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

72	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended July 31, 2020

	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$20,278,822	$3,012,772	$20,084,513
Dividends — affiliated	323,963	50,700	323,007
Securities lending income — affiliated — net	281,581	218,724	211,744
Foreign taxes withheld	(2,259)	(1,618)	(1,242)

Total investment income	20,882,107	3,280,578	20,618,022

EXPENSES
Transfer agent — class specific	300,121	27,369	85,627
Service and distribution — class specific	239,359	88,217	237,667
Investment advisory	230,156	63,363	110,260
Registration	125,988	65,148	76,040
Professional	103,952	76,702	87,273
Custodian	55,598	52,523	63,566
Printing	46,787	32,083	45,409
Recoupment of past waived and/or reimbursed fees	27,922	—	—
Directors and Officer	22,220	12,157	21,988
Accounting services	9,463	9,463	9,463
Recoupment of past waived and/or reimbursed fees — class specific	7,857	94	63
Miscellaneous	25,266	15,513	25,630

Total expenses	1,194,689	442,632	762,986
Less:
Fees waived and/or reimbursed by the Manager	(9,525)	(179,047)	(108,796)
Transfer agent fees waived and/or reimbursed — class specific	(44,885)	(3,871)	(21,000)

Total expenses after fees waived and/or reimbursed	1,140,279	259,714	633,190

Net investment income	19,741,828	3,020,864	19,984,832

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,718,026)	4,474,705	(3,291,720)
Investments — affiliated	(948,380)	(388,760)	(867,671)
Futures contracts	235,582	(807,463)	1,326,642

	(6,430,824)	3,278,482	(2,832,749)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	98,470	2,898	87,105
Investments — affiliated	987,971	254,212	1,177,666
Investments — unaffiliated	35,282	(3,329,885)	107,270,596

	1,121,723	(3,072,775)	108,535,367

Net realized and unrealized gain (loss)	(5,309,101)	205,707	105,702,618

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,432,727	$3,226,571	$125,687,450

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

	iShares Russell Mid-Cap Index Fund		iShares Russell Small/Mid-Cap Index Fund
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,741,828	$16,019,938	$3,020,864	$2,637,781
Net realized gain (loss)	(6,430,824)	20,467,433	3,278,482	1,261,753
Net change in unrealized appreciation (depreciation)	1,121,723	39,297,084	(3,072,775)	3,419,262

Net increase in net assets resulting from operations	14,432,727	75,784,455	3,226,571	7,318,796

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(8,843,077)	(7,547,431)	(514,135)	(509,276)
Investor A	(3,674,083)	(4,643,550)	(805,481)	(1,194,658)
Class K	(34,859,826)	(22,934,385)	(4,253,492)	(5,909,718)

Decrease in net assets resulting from distributions to shareholders	(47,376,986)	(35,125,366)	(5,573,108)	(7,613,652)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	100,552,839	303,522,663	62,630,708	70,510,281

NET ASSETS
Total increase in net assets	67,608,580	344,181,752	60,284,171	70,215,425
Beginning of year	1,133,547,084	789,365,332	196,730,411	126,514,986

End of year	$1,201,155,664	$1,133,547,084	$257,014,582	$196,730,411

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

74	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Total U.S. Stock Market Index Fund
	Year Ended July 31,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$19,984,832	$17,962,712
Net realized loss	(2,832,749)	(5,600,997)
Net change in unrealized appreciation (depreciation)	108,535,367	64,283,000

Net increase in net assets resulting from operations	125,687,450	76,644,715

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,945,677)	(1,933,025)
Investor A	(1,890,980)	(1,682,526)
Class K	(20,902,862)	(18,400,730)

Decrease in net assets resulting from distributions to shareholders	(24,739,519)	(22,016,281)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	52,045,326	116,694,861

NET ASSETS
Total increase in net assets	152,993,257	171,323,295
Beginning of year	1,089,053,515	917,730,220

End of year	$1,242,046,772	$1,089,053,515

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund

	Institutional
	Year Ended July 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$10.98	$10.70	$11.26		$10.22	$9.94

Net investment income(a)	0.19	0.17	0.16		0.16	0.18
Net realized and unrealized gain	0.02	0.50	1.22		1.14	0.24

Net increase from investment operations	0.21	0.67	1.38		1.30	0.42

Distributions(b)
From net investment income	(0.17)	(0.17)	(0.18)		(0.23)	(0.13)
From net realized gain	(0.27)	(0.22)	(1.76)		(0.03)	(0.01)

Total distributions	(0.44)	(0.39)	(1.94)		(0.26)	(0.14)

Net asset value, end of year	$10.75	$10.98	$10.70		$11.26	$10.22

Total Return(c)
Based on net asset value	1.96%	6.76%	13.29	%(d)	12.91%	4.35%

Ratios to Average Net Assets
Total expenses	0.10%	0.12%	0.13%		0.23%	0.13	%(e)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.09%	0.05%	0.09%		0.20%	0.13	%(e)

Total expenses after fees waived and/or reimbursed	0.10%	0.12%	0.11%		0.12%	0.06	%(e)

Net investment income	1.77%	1.66%	1.46%		1.52%	1.87	%(e)

Supplemental Data
Net assets, end of year (000)	$170,550	$244,272	$174,840		$366,684	$191,337

Portfolio turnover rate	26%	25%	75%		41%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

76	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Investor A
	Year Ended July 31,					Period from 11/30/15 (a) to 07/31/16
	2020	2019	2018		2017

Net asset value, beginning of period	$10.93	$10.66	$11.24		$10.20	$9.66

Net investment income(b)	0.15	0.17	0.12		0.13	0.07
Net realized and unrealized gain	0.04	0.47	1.22		1.16	0.60

Net increase from investment operations	0.19	0.64	1.34		1.29	0.67

Distributions(c)
From net investment income	(0.14)	(0.15)	(0.16)		(0.22)	(0.12)
From net realized gain	(0.27)	(0.22)	(1.76)		(0.03)	(0.01)

Total distributions	(0.41)	(0.37)	(1.92)		(0.25)	(0.13)

Net asset value, end of period	$10.71	$10.93	$10.66		$11.24	$10.20

Total Return(d)
Based on net asset value	1.80%	6.43%	12.96	%(e)	12.78%	7.07	%(f)

Ratios to Average Net Assets
Total expenses	0.36%	0.34%	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.35%	0.33%	0.35%		0.34%	0.34	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.35%	0.33%	0.34%		0.33%	0.33	%(g)(i)

Net investment income	1.48%	1.64%	1.11%		1.17%	1.06	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$93,113	$105,914	$203,933		$46,135	$6,669

Portfolio turnover rate	26%	25%	75%		41%	24%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.34%.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Class K
	Year Ended July 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of year	$11.00	$10.72	$11.28		$10.23	$9.94

Net investment income(a)	0.18	0.17	0.13		0.18	0.17
Net realized and unrealized gain	0.03	0.51	1.25		1.13	0.26

Net increase from investment operations	0.21	0.68	1.38		1.31	0.43

Distributions(b)
From net investment income	(0.17)	(0.18)	(0.18)		(0.23)	(0.13)
From net realized gain	(0.27)	(0.22)	(1.76)		(0.03)	(0.01)

Total distributions	(0.44)	(0.40)	(1.94)		(0.26)	(0.14)

Net asset value, end of year	$10.77	$11.00	$10.72		$11.28	$10.23

Total Return(c)
Based on net asset value	2.00%	6.81%	13.32	%(d)	13.02%	4.46%

Ratios to Average Net Assets
Total expenses	0.08%	0.07%	0.09%		0.08%	0.09	%(e)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.07%	0.06%	0.08%		0.07%	0.09	%(e)

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%		0.06%	0.07	%(e)

Net investment income	1.73%	1.67%	1.25%		1.67%	1.78	%(e)

Supplemental Data
Net assets, end of year (000)	$937,493	$783,361	$410,593		$229,763	$2,174,096

Portfolio turnover rate	26%	25%	75%		41%	24%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(e)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

78	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund

	Institutional
	Year Ended July 31,						Period from 08/13/15 (a) to 07/31/16
	2020	2019	2018		2017

Net asset value, beginning of period	$12.72	$13.20	$11.58		$10.22		$10.00

Net investment income(b)	0.13	0.18	0.15		0.15		0.14
Net realized and unrealized gain (loss)	(0.35)	(0.16)	1.82		1.38		0.19

Net increase (decrease) from investment operations	(0.22)	0.02	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.16)	(0.20)	(0.17)		(0.15)		(0.11)
From net realized gain	(0.17)	(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.33)	(0.50)	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$12.17	$12.72	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	(1.68)%	0.58%	17.27	%(f)	15.02%		3.44	%(g)

Ratios to Average Net Assets
Total expenses	0.21%	0.24%	0.28%		0.74	%(h)	1.60	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.21%	0.24%	0.28%		0.74	%(h)	1.60	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.12%		0.11	%(h)	0.12	%(h)(i)

Net investment income	1.14%	1.48%	1.21%		1.31	%(h)	1.50	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$58,680	$12,239	$14,431		$3,939		$78

Portfolio turnover rate	29%	27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.63%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Investor A
	Year Ended July 31,						Period from 08/13/15 (a) to 07/31/16
	2020	2019	2018		2017

Net asset value, beginning of period	$12.70	$13.18	$11.56		$10.21		$10.00

Net investment income(b)	0.13	0.15	0.14		0.13		0.08
Net realized and unrealized gain (loss)	(0.37)	(0.16)	1.80		1.37		0.23

Net increase (decrease) from investment operations	(0.24)	(0.01)	1.94		1.50		0.31

Distributions(c)
From net investment income	(0.14)	(0.17)	(0.14)		(0.13)		(0.10)
From net realized gain	(0.17)	(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.31)	(0.47)	(0.32)		(0.15)		(0.10)

Net asset value, end of period	$12.15	$12.70	$13.18		$11.56		$10.21

Total Return(e)
Based on net asset value	(1.90)%	0.35%	17.03	%(f)	14.71%		3.24	%(g)

Ratios to Average Net Assets
Total expenses	0.44%	0.45%	0.51%		0.74	%(h)	1.17	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.44%	0.45%	0.51%		0.74	%(h)	1.17	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.35%		0.33	%(h)	0.35	%(h)(i)

Net investment income	1.13%	1.25%	1.10%		1.22	%(h)	0.79	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$55,522	$30,250	$25,073		$21,358		$5,713

Portfolio turnover rate	29%	27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.18%.

See notes to financial statements.

80	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Class K
	Year Ended July 31,						Period from 08/13/15 (a) to 07/31/16
	2020	2019	2018		2017

Net asset value, beginning of period	$12.72	$13.20	$11.58		$10.22		$10.00

Net investment income(b)	0.19	0.19	0.17		0.16		0.14
Net realized and unrealized gain (loss)	(0.40)	(0.16)	1.80		1.37		0.19

Net increase (decrease) from investment operations	(0.21)	0.03	1.97		1.53		0.33

Distributions(c)
From net investment income	(0.17)	(0.21)	(0.17)		(0.15)		(0.11)
From net realized gain	(0.17)	(0.30)	(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.34)	(0.51)	(0.35)		(0.17)		(0.11)

Net asset value, end of period	$12.17	$12.72	$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	(1.64)%	0.63%	17.32	%(f)	15.04%		3.48	%(g)

Ratios to Average Net Assets
Total expenses	0.16%	0.17%	0.23%		0.47	%(h)	1.34	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.16%	0.17%	0.23%		0.47	%(h)	1.34	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%		0.07	%(h)	0.08	%(h)(i)

Net investment income	1.55%	1.53%	1.37%		1.47	%(h)	1.57	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$142,813	$154,242	$87,011		$64,118		$27,109

Portfolio turnover rate	29%	27%	54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund

	Institutional
	Year Ended July 31,						Period from 08/13/15 (a) to 07/31/16
	2020	2019	2018		2017

Net asset value, beginning of period	$14.13	$13.52	$11.89		$10.44		$10.00

Net investment income(b)	0.25	0.25	0.22		0.21		0.18
Net realized and unrealized gain	1.24	0.67	1.69		1.44		0.39

Net increase from investment operations	1.49	0.92	1.91		1.65		0.57

Distributions(c)
From net investment income	(0.27)	(0.26)	(0.22)		(0.19)		(0.13)
From net realized gain	(0.04)	(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.31)	(0.31)	(0.28)		(0.20)		(0.13)

Net asset value, end of period	$15.31	$14.13	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	10.79%	7.01%	16.21	%(f)	16.03	%(f)	5.75	%(g)

Ratios to Average Net Assets
Total expenses	0.09%	0.09%	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.09%	0.09%	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses after fees waived	0.08%	0.08%	0.08%		0.05%		0.06	%(h)(i)

Net investment income	1.79%	1.87%	1.69%		1.87%		1.96	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$84,117	$88,223	$83,121		$27,221		$2,428

Portfolio turnover rate	15%	19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.79%

See notes to financial statements.

82	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Investor A
	Year Ended July 31,						Period from 08/13/15 (a) to 07/31/16
	2020	2019	2018		2017

Net asset value, beginning of period	$14.11	$13.50	$11.88		$10.44		$10.00

Net investment income(b)	0.22	0.22	0.19		0.18		0.10
Net realized and unrealized gain	1.24	0.67	1.68		1.44		0.45

Net increase from investment operations	1.46	0.89	1.87		1.62		0.55

Distributions(c)
From net investment income	(0.24)	(0.23)	(0.19)		(0.17)		(0.11)
From net realized gain	(0.04)	(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.28)	(0.28)	(0.25)		(0.18)		(0.11)

Net asset value, end of period	$15.29	$14.11	$13.50		$11.88		$10.44

Total Return(e)
Based on net asset value	10.56%	6.77%	15.87	%(f)	15.71	%(f)	5.57	%(g)

Ratios to Average Net Assets
Total expenses	0.31%	0.32%	0.34%		0.33%		0.44	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.31%	0.32%	0.34%		0.32%		0.44	%(h)(i)(j)

Total expenses after fees waived	0.30%	0.31%	0.31%		0.29%		0.29	%(h)(i)

Net investment income	1.56%	1.64%	1.51%		1.63%		1.06	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$114,362	$84,192	$72,794		$61,048		$8,873

Portfolio turnover rate	15%	19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.44%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Class K
	Year Ended July 31,						Period from 08/13/15 (a) to 07/31/16
	2020	2019	2018		2017

Net asset value, beginning of period	$14.13	$13.52	$11.89		$10.44		$10.00

Net investment income(b)	0.26	0.26	0.23		0.22		0.17
Net realized and unrealized gain	1.24	0.66	1.69		1.44		0.40

Net increase from investment operations	1.50	0.92	1.92		1.66		0.57

Distributions(c)
From net investment income	(0.28)	(0.26)	(0.23)		(0.20)		(0.13)
From net realized gain	(0.04)	(0.05)	(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.32)	(0.31)	(0.29)		(0.21)		(0.13)

Net asset value, end of period	$15.31	$14.13	$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	10.84%	7.06%	16.26	%(f)	16.05	%(f)	5.78	%(g)

Ratios to Average Net Assets
Total expenses	0.04%	0.04%	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.04%	0.04%	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses after fees waived	0.03%	0.03%	0.03%		0.03%		0.03	%(h)(i)

Net investment income	1.84%	1.91%	1.79%		1.95%		1.71	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$1,043,568	$916,638	$761,815		$599,599		$290,381

Portfolio turnover rate	15%	19%	14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Aggregate total return.
(h)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.38%.

See notes to financial statements.

84	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Russell Mid-Cap Index Fund	Mid-Cap Index	Diversified
iShares Russell Small/Mid-Cap Index Fund	Small/Mid-Cap Index	Diversified
iShares Total U.S. Stock Market Index Fund	Total U.S. Stock Market Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	Contingent Deferred Sales Charge	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

86	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Mid-Cap Index
Barclays Capital, Inc.	$2,975,697	$(2,975,697)	$—
BNP Paribas Securities Corp	172,876	(172,876)	—
BofA Securities, Inc.	1,150,485	(1,150,485)	—
Citigroup Global Markets, Inc.	2,421,429	(2,421,429)	—
Credit Suisse Securities (USA) LLC	817,954	(817,954)	—
HSBC Bank PLC	528,843	(528,843)	—
ING Financial Markets LLC	702	(702)	—
Morgan Stanley & Co. LLC	9,356,177	(9,356,177)	—
National Financial Services LLC	1,334,388	(1,334,388)	—
Scotia Capital (USA), Inc.	3,097,208	(3,061,690)	35,518
SG Americas Securities LLC	314,741	(314,741)	—
State Street Bank & Trust Company	476,067	(476,067)	—
TD Prime Services LLC	551,112	(551,112)	—
Virtu Americas LLC	332,140	(332,140)	—
Wells Fargo Bank, National Association	351,642	(351,642)
Wells Fargo Securities LLC	3,940,751	(3,940,751)	—

	$27,822,212	$(27,786,694)	$35,518

Small/Mid-Cap Index
BNP Paribas Securities Corp	$115,754	$(115,754)	$—
BofA Securities, Inc.	1,197,688	(1,197,688)	—
Citigroup Global Markets, Inc.	3,570,150	(3,570,150)	—
Credit Suisse Securities (USA) LLC	1,033,069	(1,033,069)	—
Goldman Sachs & Co.	4,098,405	(4,098,405)	—
HSBC Bank PLC	72,077	(72,077)	—
Jefferies LLC	110,017	(110,017)	—
J.P. Morgan Securities LLC	3,797,922	(3,797,922)	—
Morgan Stanley & Co. LLC	3,546,258	(3,546,258)	—
National Financial Services LLC	977,608	(977,608)	—
Nomura Securities International, Inc.	9,934	(9,934)	—
Scotia Capital (USA), Inc.	8,149	(8,149)	—
SG Americas Securities LLC	90,830	(90,617)	213
State Street Bank & Trust Company	157,646	(157,646)
TD Prime Services LLC	373,989	(373,989)	—
Virtu Americas LLC	537,406	(537,406)	—
Wells Fargo Bank, National Association	1,938,435	(1,938,435)	—
Wells Fargo Securities LLC	1,218,932	(1,218,932)	—

	$22,854,269	$(22,854,056)	$213

Total U.S. Stock Market Index
BNP Paribas Securities Corp	$4,307	$(4,307)	$—
BofA Securities, Inc.	2,047,481	(2,047,481)	—
Citadel Clearing LLC	17,756	(17,756)	—
Citigroup Global Markets, Inc.	1,277,516	(1,277,516)	—
Credit Suisse Securities (USA) LLC	126,084	(117,498)	8,586
Goldman Sachs & Co.	1,867,682	(1,867,682)	—
HSBC Bank PLC	31,389	(31,389)	—
Jefferies LLC	42,056	(42,056)	—
J.P. Morgan Securities LLC	2,876,767	(2,876,767)	—
Morgan Stanley & Co. LLC	2,967,663	(2,967,663)	—
National Financial Services LLC	440,611	(440,611)	—
Nomura Securities International, Inc.	307,100	(307,100)	—
Scotia Capital (USA), Inc.	314,604	(314,604)	—
SG Americas Securities LLC	637,289	(637,289)	—
State Street Bank & Trust Company	138,181	(138,175)	6
TD Prime Services LLC	180,600	(179,522)	1,078
Wells Fargo Bank, National Association	1,351,373	(1,351,373)	—
Wells Fargo Securities LLC	787,682	(783,765)	3,917

	$15,416,141	$(15,402,554)	$13,587

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of July 31, 2020. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

88	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Mid-Cap Index	0.02%
Small/Mid-Cap Index	0.03
Total U.S. Stock Market Index	0.01

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Service Fees
Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

For the year ended July 31, 2020, the following table shows the class specific service fees borne directly by each share class of each Fund:

Investor A
Mid-Cap Index	$239,359
Small/Mid-Cap Index	88,217
Total U.S. Stock Market Index	237,667

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
Mid-Cap Index	$717	$2,250	$1,749	$4,716
Small/Mid-Cap Index	54	911	378	1,343
Total U.S. Stock Market Index	354	3,103	2,195	5,652

For the year ended July 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Total
Mid-Cap Index	$85,554	$48,545	$166,022	$300,121
Small/Mid-Cap Index	14,078	10,655	2,636	27,369
Total U.S. Stock Market Index	45,076	21,333	19,218	85,627

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived were as follows:

Fees Waived and/or Reimbursed by the Manager
Mid-Cap Index	$7,906
Small/Mid-Cap Index	1,472
Total U.S. Stock Market Index	7,372

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fees Waived and/or Reimbursed by the Manager
Mid-Cap Index	$1,619
Small/Mid-Cap Index	467
Total U.S. Stock Market Index	685

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Institutional	0.12%	0.12%	0.08%
Investor A	0.37	0.37	0.33
Class K	0.07	0.07	0.03

90	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended July 31, 2020, the Manager waived and/or reimbursed the following amounts, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Fees Waived and/or Reimbursed by the Manager
Small/Mid-Cap Index	$177,108
Total U.S. Stock Market Index	100,739

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed—class specific, in the Statements of Operations. For the year ended July 31, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or reimbursed	Institutional	Investor A	Class K	Total
Mid-Cap Index	$1	$1,255	$43,629	$44,885
Small/Mid-Cap Index	1,236	—	2,635	3,871
Total U.S. Stock Market Index	1,785	—	19,215	21,000

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 13, 2022 for Small/Mid-Cap Index and Total U.S. Stock Market Index and effective May 13, 2022 for Mid-Cap Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the year ended July 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Fund Level	$27,922	$—	$—
Institutional	7,857	90	63
Investor A	—	4	—

As of July 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring
	July 31, 2021	May 13, 2022
Mid-Cap Index
Fund Level	$—	$—
Institutional	—	1
Investor A	—	1,255
Class K	2,319	43,630

		July 31, 2022
Small/Mid-Cap Index
Fund Level	$176,663	$177,108
Institutional	2,596	1,236
Investor A	—	—
Class K	2,681	2,635
Total U.S. Stock Market Index
Fund Level	$83,780	$100,739
Institutional	2,968	1,785
Investor A	—	—
Class K	9,833	19,215

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2020:

Expired July 31,
2020
Mid-Cap Index
Fund Level	$61,538
Institutional	—
Investor A	—
Class K	23,536
Small/Mid-Cap Index
Fund Level	$164,043
Institutional	1,897
Investor A	—
Class K	1,443
Total U.S. Stock Market Index
Fund Level	$198,638
Institutional	3,050
Investor A	—
Class K	11,043

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each Fund retained 73.5% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2020, each Fund paid BTC the following amounts for securities lending agent services:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
BTC	$88,607	$67,483	$65,207

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2020, the Funds did not participate in the Interfund Lending Program.

92	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended July 31, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Mid-Cap Index	$41,765,264	$16,942,694	$(9,963,871)
Small/Mid-Cap Index	5,588,823	7,418,218	3,499,386
Total U.S. Stock Market Index	11,891,693	1,993,869	(742,693)

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Purchases	$387,345,880	$125,557,096	$222,412,887
Sales	299,906,394	67,067,602	169,169,207

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to certain deemed distributions were reclassified to the following accounts:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Paid-in capital	$1,773,240	$233,401	$—
Accumulated earnings (loss)	(1,773,240)	(233,401)	—

The tax character of distributions paid was as follows:

		Mid-Cap Index (a)	Small/Mid-Cap Index (a)	Total U.S. Stock Market Index
Ordinary income	07/31/20	$21,172,644	$4,189,730	$23,807,951
	07/31/19	26,635,376	3,799,588	20,849,509
Long-term capital gains	07/31/20	27,977,582	1,616,779	931,568
	07/31/19	10,490,258	3,814,064	1,166,772

Total	07/31/20	$49,150,226	$5,806,509	$24,739,519

	07/31/19	$37,125,634	$7,613,652	$22,016,281

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares

As of period end, the tax components of accumulated earnings (loss) were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Undistributed ordinary income	$1,222,651	$2,466,641	$1,618,643
Undistributed long-term capital gains	20,705,170	7,530,943	—
Net unrealized gains (losses)(a)	205,504,592	10,400,940	333,633,389
Qualified late-year losses(b).	(7,070,275)	—	(178,626)

	$220,362,138	$20,398,524	$335,073,406

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the characterization of corporate actions and the timing and recognitiion of partnership income.

(b)The	Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Tax cost	$1,023,191,246	$269,755,616	$923,081,404

Gross unrealized appreciation	$312,618,382	$44,144,141	$425,383,629
Gross unrealized depreciation	(107,113,791)	(33,743,201)	(91,750,240)

Net unrealized appreciation (depreciation)	$205,504,591	$10,400,940	$333,633,389

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to

94	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Total U.S. Stock Market Index invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	12,015,763	$110,811,136	19,591,728	$191,253,439
Shares issued in reinvestment of distributions	822,079	8,842,138	765,655	7,512,799
Shares redeemed	(19,230,870)	(175,534,405)	(14,441,003)	(143,870,600)

Net increase (decrease)	(6,393,028)	$(55,881,131)	5,916,380	$54,895,638

Investor A
Shares sold	4,509,531	$45,935,936	4,554,939	$47,400,273
Shares issued in reinvestment of distributions	345,777	3,673,324	480,595	4,643,439
Shares redeemed	(5,848,604)	(58,696,886)	(14,483,364)	(147,818,491)

Net decrease	(993,296)	$(9,087,626)	(9,447,830)	$(95,774,779)

Class K
Shares sold	41,716,615	$428,313,072	48,296,843	$503,791,805
Shares issued in reinvestment of distributions	3,269,836	34,717,182	2,326,653	22,833,736
Shares redeemed	(29,201,274)	(297,508,658)	(17,689,266)	(182,223,737)

Net increase	15,785,177	$165,521,596	32,934,230	$344,401,804

Total Net Increase	8,398,853	$100,552,839	29,402,780	$303,522,663

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

	Year Ended 07/31/20		Year Ended 07/31/19
Small/Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,474,119	$49,002,046	637,030	$8,145,361
Shares issued in reinvestment of distributions	43,818	514,134	44,360	509,276
Shares redeemed	(658,769)	(7,475,351)	(812,235)	(10,315,818)

Net increase (decrease)	3,859,168	$42,040,829	(130,845)	$(1,661,181)

Investor A
Shares sold	3,230,299	$34,683,012	1,504,884	$18,715,343
Shares issued in reinvestment of distributions	66,811	804,318	104,559	1,193,741
Shares redeemed	(1,109,609)	(13,039,273)	(1,129,340)	(13,862,006)

Net increase	2,187,501	$22,448,057	480,103	$6,047,078

Class K
Shares sold	2,964,972	$35,204,189	7,573,657	$91,512,742
Shares issued in reinvestment of distributions	346,548	4,238,675	515,756	5,905,428
Shares redeemed	(3,704,775)	(41,301,042)	(2,552,278)	(31,293,786)

Net increase (decrease)	(393,255)	$(1,858,178)	5,537,135	$66,124,384

Total Net Increase	5,653,414	$62,630,708	5,886,393	$70,510,281

	Year Ended 07/31/20		Year Ended 07/31/19
Total U.S. Stock Market Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,247,765	$45,030,817	2,499,414	$33,285,564
Shares issued in reinvestment of distributions	137,813	1,941,722	147,756	1,929,988
Shares redeemed	(4,135,864)	(57,772,510)	(2,552,364)	(33,977,477)

Net increase (decrease)	(750,286)	$(10,799,971)	94,806	$1,238,075

Investor A
Shares sold	3,477,143	$49,169,829	3,042,552	$40,135,043
Shares issued in reinvestment of distributions	133,886	1,889,002	129,085	1,682,445
Shares redeemed	(2,098,473)	(28,566,482)	(2,597,376)	(35,225,419)

Net increase	1,512,556	$22,492,349	574,261	$6,592,069

Class K
Shares sold	23,976,909	$336,767,499	25,256,478	$331,881,840
Shares issued in reinvestment of distributions	1,452,863	20,536,206	1,378,935	18,086,714
Shares redeemed	(22,148,282)	(316,950,757)	(18,119,444)	(241,103,837)

Net increase	3,281,490	$40,352,948	8,515,969	$108,864,717

Total Net Increase	4,043,760	$52,045,326	9,185,036	$116,694,861

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

96	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of

iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund (three of the funds constituting BlackRock FundsSM, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97

Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends- Received Deduction
Mid-Cap Index	82.82%
Small/Mid-Cap Index	34.45
Total U.S. Stock Market Index	83.89

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

Fund	Qualified Dividend Income
Mid-Cap Index	$17,467,823
Small/Mid-Cap Index	2,362,429
Total U.S. Stock Market Index	19,213,249

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

Fund	Qualified Business Income
Mid-Cap Index	$2,752,194
Small/Mid-Cap Index	662,186
Total U.S. Stock Market Index	1,180,482

The following distribution amounts are hereby designated for the fiscal year ended July 31, 2020:

Fund	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Mid-Cap Index	$2,647,793	$27,977,582
Small/Mid-Cap Index	1,337,496	1,616,779
Total U.S. Stock Market Index	2,449,899	931,568

98	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Russell Mid-Cap Index Fund (“Mid-Cap Index Fund”), iShares Russell Small/Mid-Cap Index Fund (“Small/Mid-Cap Index Fund”) and iShares Total U.S. Stock Market Index Fund (“Total U.S. Stock Market Index Fund” and, together with Mid-Cap Index Fund and Small/Mid-Cap Index Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to each of the Funds. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	99

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of each Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the net performance of each Fund was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The

100	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the contractual management fee rate of each Fund ranked in the first quartile, and that the actual management fee rate and total expense ratio of each Fund ranked in the first quartile relative to the relevant Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	101

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 155 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 155 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 155 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 155 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 155 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 155 Portfolios	None

102	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 155 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 155 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 155 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 155 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	103

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

104	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Manager

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Service Provider

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	105

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

106	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

AGC	Assured Guarantee Corp.

AMBAC	American Municipal Bond Assurance Corp.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

S&P	Standard and Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	107

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

INDEX5-7/20-AR

JULY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	iShares Edge MSCI Min Vol EAFE Index Fund
•	iShares Edge MSCI Min Vol USA Index Fund
•	iShares Edge MSCI Multifactor Intl Index Fund
•	iShares Edge MSCI Multifactor USA Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund

Investment Objective

iShares Edge MSCI Min Vol EAFE Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of developed market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the United States and Canada.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund’s Institutional Shares returned (2.54)%, while Class K Shares returned (2.49)%. The benchmark MSCI EAFE Minimum Volatility (USD) Index (the “Index”) returned (3.51)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019 within the eurozone, Germany underperformed while Belgium was the best-performing country due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the European Central Bank (“ECB”), which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

In the Asia-Pacific region, Japanese equities outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese Prime Minister Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong underperformed amid mounting political unrest.

By the fourth quarter of 2019, the United Kingdom outperformed amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany performed well. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions — both between the United States and China, and the United States and EU — contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In the Asia-Pacific region, Japan, Hong Kong and Australia recorded positive gains but ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

Developed markets declined significantly in the first quarter of 2020 as all eleven of the Global Industry Classification Standard (“GICS”) sectors tumbled in the quarter. Health care outperformed in the asset class while traditional defensive sectors such as consumer staples and utilities fared better than other sectors. Energy was the worst-performing sector in the first three months of 2020.

In the Asia Pacific region, Japan outperformed relatively in the first quarter of 2020 while the country is likely to see a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter.

On continental Europe, Italy and Spain were among the worst performers in the first quarter of 2020 as the coronavirus outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany also weighing on the eurozone equity market. The globally integrated European economy is particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region already showed a significant negative impact, as export orders sharply declined and the Eurozone March 2020 final manufacturing Purchasing Managers’ Index came in at 44.5 versus the 44.6 estimated, its lowest since July 2012.

In the United Kingdom, business sentiment improved in the first two months of 2020, before the spread of coronavirus started to rattle its economy, pushing U.K. equities down in March 2020.

Developed markets advanced in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies.

The ECB continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allows the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance.

On continental Europe, Germany outperformed in the second quarter of 2020 with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region, with lower quarterly gains.

In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore posted positive returns but underperformed in the region.

From a sector perspective, all GICS sectors rallied in the second quarter of 2020. Information technology and materials outperformed in the asset class while traditional defensive sectors such as consumer staples and real estate fell behind in the rally. Energy remained the worst-performing sector.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Min Vol EAFE Index Fund

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI EAFE Minimum Volatility (USD) Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI EAFE Minimum Volatility (USD) Index (i.e. depositary receipts representing securities of the MSCI EAFE Minimum Volatility (USD) Index).

(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(8.58)%	(2.54)%	3.33%
Class K	(8.56)	(2.49)	3.37
MSCI EAFE Minimum Volatility (USD) Index	(9.40)	(3.51)	3.45

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$914.20	$0.95	$1,000.00	$1,023.87	$1.01	0.20%
Class K	1,000.00	914.40	0.71	1,000.00	1,024.12	0.75	0.15

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Min Vol EAFE Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Givaudan SA, Registered Shares	2%
Nestle SA, Registered Shares	2
Coloplast A/S, Class B	2
Swisscom AG, Registered Shares	1
Roche Holding AG	1
Zurich Insurance Group AG	1
Chugai Pharmaceutical Co. Ltd.	1
NTT DOCOMO, Inc.	1
CLP Holdings Ltd.	1
Novartis AG, Registered Shares	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	29%
Switzerland	15
United Kingdom	10
Hong Kong	7
France	6
Australia	6
Denmark	4
Germany	4
Singapore	3
Belgium	2
Italy	2
Netherlands	2
Israel	2
Finland	2
Ireland	1
Norway	1
Spain	1
Sweden	1
New Zealand	1
Short-Term Securities	1
Other(a)	—

(a)	Other includes a less than 1% investment in each of the following countries:

China and United States.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares Edge MSCI Min Vol USA Index Fund

Investment Objective

iShares Edge MSCI Min Vol USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund’s Institutional Shares returned 3.63%, while Class K Shares returned 3.76%. The benchmark MSCI USA Minimum Volatility (USD) Index (the “Index”) returned 3.34% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in the second quarter of 2020. U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	7

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Min Vol USA Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Minimum Volatility (USD) Index.
(c)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-capitalization U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(4.67)%	3.63%	10.00%
Class K	(4.58)	3.76	10.07
MSCI USA Minimum Volatility (USD) Index	(4.51)	3.34	10.10

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$953.30	$0.87	$1,000.00	$1,023.97	$0.91	0.18%
Class K	1,000.00	954.20	0.63	1,000.00	1,024.22	0.65	0.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Min Vol USA Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
NextEra Energy, Inc.	2%
T-Mobile U.S., Inc.	2
McDonald’s Corp.	2
Microsoft Corp.	2
Verizon Communications, Inc.	2
PepsiCo, Inc.	2
Waste Management, Inc.	2
Newmont Corp.	2
Regeneron Pharmaceuticals, Inc.	2
Merck & Co., Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Health Care	18
Consumer Staples	14
Financials	13
Utilities	9
Industrials	8
Consumer Discretionary	8
Communication Services	7
Real Estate	6
Materials	3
Energy	1
Investment Companies	— (a)
Short-Term Securities	1
Liabilities in Excess of Other Assets	(14)

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	9

Fund Summary as of July 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund

Investment Objective

iShares Edge MSCI Multifactor Intl Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the United States, that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund’s Institutional Shares returned (3.30)%, while Class K Shares returned (3.26)%. The benchmark MSCI World ex USA Diversified Multiple-Factor Index (the “Index”) returned (3.80)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019 within the eurozone, Germany underperformed while Belgium was the best-performing country due to an outsized gain in materials giant Umicore. Eurozone economic activity showed signs of synchronized deceleration. This prompted an aggressive response from the European Central Bank (“ECB”), which announced a stimulus package that included a rate cut, resumption of quantitative easing, and a two-tier excess liquidity system for banks. Simultaneously, the ECB cut both its growth and inflation forecasts, and lowered its forward guidance. In the United Kingdom, continued Brexit uncertainty drove volatility throughout the quarter ahead of the October 31 deadline. Parliament passed legislation that forced the government to ask for an extension if it could not reach a deal with the European Union (“EU”), which buoyed the sterling. Separately, the Bank of England remained on hold despite economic weakness.

In the Asia-Pacific region, Japanese equities outperformed despite deteriorating economic conditions and an impending sales-tax hike. However, Japanese Prime Minister Abe and U.S. President Donald Trump reached a limited trade agreement that removed the threat of tariffs on Japan’s auto exports for the time being. Elsewhere, Hong Kong underperformed amid mounting political unrest.

By the fourth quarter of 2019, the United Kingdom outperformed amid a dense quarter of Brexit developments. Prime Minister Boris Johnson was able to agree to a new Brexit deal with the EU in October, but the October 31 deadline was pushed back to January 31, 2020 due to a stalemate in Parliament. On continental Europe, both France and Germany performed well. Economic activity in Europe was better than in recent quarters, with the perceived easing in trade tensions — both between the United States and China, and the United States and EU — contributing to positive sentiment. Monetary policy remained accommodative, and the ECB resumed balance sheet expansion. Despite the easy monetary policy, the incremental increase in economic activity helped foster positive expectations.

In the Asia-Pacific region, Japan, Hong Kong and Australia recorded positive gains but ongoing tensions in Hong Kong and unimpressive growth out of China weighed on the region.

Developed markets declined significantly in the first quarter of 2020 as all eleven of the Global Industry Classification Standard (“GICS”) sectors tumbled in the quarter. Health care outperformed in the asset class while traditional defensive sectors such as consumer staples and utilities fared better than other sectors. Energy was the worst-performing sector in the first three months of 2020.

In the Asia Pacific region, Japan outperformed relatively in the first quarter of 2020 while the country is likely to see a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter.

On continental Europe, Italy and Spain were among the worst performers in the first quarter of 2020 as the coronavirus outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany also weighing on the eurozone equity market. The globally integrated European economy is particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region already showed a significant negative impact, as export orders sharply declined and the Eurozone March 2020 final manufacturing Purchasing Managers’ Index came in at 44.5 versus the 44.6 estimated, its lowest since July 2012.

In the United Kingdom, business sentiment improved in the first two months of 2020, before the spread of coronavirus started to rattle its economy, pushing U.K. equities down in March 2020.

Developed markets advanced in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies.

ECB continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allows the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance.

On continental Europe, Germany outperformed in the second quarter of 2020 with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region, with lower quarterly gains.

In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore posted positive returns but underperformed in the region.

From a sector perspective, all GICS sectors rallied in the second quarter of 2020. Information technology and materials outperformed in the asset class while traditional defensive sectors such as consumer staples and real estate fell behind in the rally. Energy remained the worst-performing sector.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Multifactor Intl Index Fund

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World ex USA Diversified Multiple-Factor Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI World ex USA Diversified Multiple-Factor Index (i.e., depositary receipts representing securities of the MSCI World ex USA Diversified Multiple-Factor Index).

(c)

An index that is based on the MSCI World ex USA Index, its parent index, which includes large- and mid-capitalization stocks across 22 of 23 developed markets, excluding the United States. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(7.91)%	(3.30)%	4.27%
Class K	(7.88)	(3.26)	4.32
MSCI World ex USA Diversified Multiple-Factor Index	(8.32)	(3.80)	4.54

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$920.90	$1.67	$1,000.00	$1,023.12	$1.76	0.35%
Class K	1,000.00	921.20	1.43	1,000.00	1,023.37	1.51	0.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Multifactor Intl Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Roche Holding AG	3%
Rio Tinto PLC	3
Koninklijke Philips NV	2
BHP Group PLC	2
Woolworths Group Ltd.	2
Koninklijke Ahold Delhaize NV	2
Nippon Telegraph & Telephone Corp.	2
Novo Nordisk A/S, Class B	2
Astellas Pharma, Inc.	2
Hitachi Ltd.	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	19%
Australia	14
Canada	13
United Kingdom	10
Switzerland	8
Netherlands	8
France	4
Denmark	4
Germany	3
Hong Kong	3
Belgium	3
Sweden	3
United States	2
Spain	1
New Zealand	1
Finland	1
Italy	1
Singapore	1
Other(a)	1

(a)	Other includes a less than 1% investment in each of the following countries: Brazil, China and Jordan.

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020	iShares Edge MSCI Multifactor USA Index Fund

Investment Objective

iShares Edge MSCI Multifactor USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund’s Institutional Shares returned 3.68%, while Class K Shares returned 3.73%. The benchmark MSCI USA Diversified Multiple-Factor Index (the “Index”) returned 3.67% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2019, trade tensions were a key focus for both domestic and global investors. Markets suffered in early August on the back of President Trump’s promise to impose 10% tariffs on all Chinese imports that were not already subject to 25% tariffs. U.S.-China tensions did ostensibly ease ahead of a new round of trade talks in October. In monetary policy, the Fed lowered the target range for the federal funds rates at both its July and September meetings.

On the macroeconomic front, survey-based U.S. economic indicators continued to soften in the manufacturing and consumer sectors, while hard economic data releases exhibited resilience. In interest rates, the frequently monitored two-year/ten-year Treasury yield spread inverted for the first time since the global financial crisis in August but ended the quarter in positive territory.

In the fourth quarter of 2019, risk appetite was boosted broadly by expectations of a U.S.-China trade deal, strong economic growth, and easy monetary policy. U.S. tariffs on China were originally scheduled to increase on December 15 but were avoided due to persistent negotiations between the United States and China. Additionally, news that the United States did not impose tariffs on European Union auto exports helped support sentiment. On the macroeconomic front, the U.S. services and employment sectors remained buoyant.

In November, 266,000 jobs were added to the economy, revising the third quarter unemployment rate down to 3.5% from 3.7%. Overall, the supportive macroeconomic data and boosted risk appetite drove selling of Treasuries in the quarter. Despite the strength in the U.S. economy, the Fed cut the benchmark federal funds rate to 1.75% in October, marking the third rate cut of the year.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in the second quarter of 2020. U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	13

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Multifactor USA Index Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Diversified Multiple-Factor Index.
(c)

An index that is based on a traditional market cap weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

(d)	Commencement of operations.

Performance Summary for the Period Ended July 31, 2020

		Average Annual Total Returns (a)
	6-Month Total Returns	1 Year	Since Inception (b)
Institutional	(3.12)%	3.68%	9.22%
Class K	(3.18)	3.73	9.27
MSCI USA Diversified Multiple-Factor Index	(3.32)	3.67	9.51

(a)	See “About Fund Performance” on page 16 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on July 13, 2016.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$968.80	$1.22	$1,000.00	$1,023.62	$1.26	0.25%
Class K	1,000.00	968.20	0.98	1,000.00	1,023.87	1.01	0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	iShares Edge MSCI Multifactor USA Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Apple, Inc.	4%
Walmart, Inc.	3
Intuit, Inc.	3
Microsoft Corp.	3
Anthem, Inc.	2
Intel Corp.	2
Target Corp.	2
Micron Technology, Inc.	2
AT&T, Inc.	2
Humana, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	30%
Health Care	18
Industrials	10
Consumer Discretionary	9
Consumer Staples	7
Financials	6
Communication Services	6
Utilities	5
Real Estate	5
Materials	3
Short-Term Securities	1
Investment Companies	1
Energy	— (a)
Other Assets Less Liabilities	(1)

(a)	Represents less than 1%.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waivers and/or reimbursements, each Fund’s performance would have been lower. With respect to each Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages, (which are based on a hypothetical investment of $1,000 invested on February 1, 2020 and held through July 31, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.0%

Australia — 6.0%
Aurizon Holdings Ltd.	162,269	$517,467
AusNet Services	165,169	211,038
Australia & New Zealand Banking Group Ltd.	11,391	144,674
Brambles Ltd.	20,198	155,944
Cochlear Ltd.	751	102,484
Commonwealth Bank of Australia	15,697	798,582
CSL Ltd.	2,327	452,608
Dexus	14,923	90,588
Insurance Australia Group Ltd.	51,505	187,509
Medibank Pvt Ltd.	102,626	204,954
National Australia Bank Ltd.	11,426	142,643
Newcrest Mining Ltd.	29,121	741,881
Ramsay Health Care Ltd.	3,871	171,095
Sonic Healthcare Ltd.	39,479	903,856
Suncorp Group Ltd.	16,172	98,776
Telstra Corp. Ltd.	167,194	400,349
Transurban Group(a)	76,390	755,612
Wesfarmers Ltd.	46,656	1,551,207
Westpac Banking Corp.	21,035	252,604
Woolworths Group Ltd.	59,650	1,651,353

		9,535,224

Belgium — 2.4%
Colruyt SA	13,638	792,049
Groupe Bruxelles Lambert SA	14,951	1,296,858
Proximus SADP	34,072	700,895
UCB SA	8,415	1,081,258

		3,871,060

China — 0.2%
BeiGene Ltd., ADR(b)	434	90,706
BOC Hong Kong Holdings Ltd.	52,000	144,979

		235,685

Denmark — 4.5%
Carlsberg A/S, Class B	5,348	789,844
Chr Hansen Holding A/S	1,199	136,821
Coloplast A/S, Class B	14,091	2,405,295
DSV Panalpina AS	747	102,216
Genmab A/S, ADR(b)	1,058	364,170
H Lundbeck A/S	3,222	117,474
Novo Nordisk A/S, Class B	24,787	1,626,339
Orsted A/S(c)	5,108	728,017
Tryg A/S	29,077	855,625

		7,125,801

Finland — 1.6%
Elisa OYJ	19,879	1,178,996
Neste OYJ	2,501	114,875
Nokia OYJ	42,484	203,928
Sampo OYJ, Class A	27,558	996,064

		2,493,863

France — 6.0%
Aeroports de Paris(b)(d)	3,638	342,960
Air Liquide SA	6,294	1,035,238
Alstom SA(b)	8,256	460,050
BioMerieux	527	84,937
Casino Guichard-Perrachon SA(b)	6,249	173,216
Danone SA	9,834	658,222
EssilorLuxottica SA(b)	4,333	577,134
Eurazeo SE(b)	1,588	83,113
Getlink SE(b)	21,756	327,329
Hermes International	2,000	1,621,479
L’Oreal SA	2,424	813,562

Security	Shares	Value

France (continued)
Orange SA	84,390	$989,125
Pernod Ricard SA	3,643	626,049
Sanofi	14,266	1,497,889
Thales SA(b)	4,289	310,058

		9,600,361

Germany — 4.2%
adidas AG(b)	631	174,016
Beiersdorf AG	7,705	920,020
Deutsche Boerse AG	3,121	567,847
Deutsche Telekom AG, Registered Shares	98,121	1,638,105
Fraport AG Frankfurt Airport Services Worldwide(b)	1,636	63,954
Hannover Rueck SE	5,960	1,008,255
Henkel AG & Co. KGaA	3,792	329,491
Knorr-Bremse AG	4,420	517,172
Merck KGaA	5,203	664,973
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	1,187	314,642
Siemens Healthineers AG(c)	4,466	232,507
Symrise AG	1,153	144,137
Telefonica Deutschland Holding AG	27,974	76,329

		6,651,448

Hong Kong — 7.3%
CK Infrastructure Holdings Ltd.	103,500	539,710
CLP Holdings Ltd.	191,000	1,806,038
Dairy Farm International Holdings Ltd.	81,400	349,746
Hang Seng Bank Ltd.(d)	43,400	682,879
HK Electric Investments & HK Electric Investments Ltd.(a)	633,000	655,086
HKT Trust & HKT Ltd.(a)	765,000	1,127,219
Hong Kong & China Gas Co. Ltd.(d)	953,950	1,366,849
Jardine Matheson Holdings Ltd.	14,400	588,921
Jardine Strategic Holdings Ltd.	25,000	503,629
Link REIT	58,000	450,026
MTR Corp. Ltd.	256,500	1,274,713
PCCW Ltd.	1,019,000	574,465
Power Assets Holdings Ltd.	300,000	1,670,719

		11,590,000

Ireland — 1.3%
Kerry Group PLC, Class A	12,778	1,692,401
Kingspan Group PLC(b)	4,650	333,591

		2,025,992

Israel — 1.6%
Azrieli Group Ltd.	1,555	75,632
Bank Hapoalim BM	83,791	505,590
Bank Leumi Le-Israel BM	124,401	630,636
Check Point Software Technologies Ltd.(b)	2,461	308,486
Elbit Systems Ltd.	698	98,638
Mizrahi Tefahot Bank Ltd.	27,198	570,067
Nice Ltd.(b)	1,635	335,807

		2,524,856

Italy — 1.8%
Assicurazioni Generali SpA	30,258	454,345
Davide Campari-Milano NV	10,668	107,698
DiaSorin SpA	4,080	804,782
Enel SpA	26,176	239,786
Recordati SpA	5,041	270,753
Snam SpA	135,030	718,826
Terna Rete Elettrica Nazionale SpA	32,095	239,517

		2,835,707

Japan — 28.7%
ABC-Mart, Inc.	7,800	410,947
Ajinomoto Co., Inc.	19,900	359,386

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
ANA Holdings, Inc.	27,500	$569,370
Asahi Group Holdings Ltd.	10,700	348,776
Asahi Intecc Co. Ltd.	6,300	175,777
Astellas Pharma, Inc.	4,900	76,430
Bandai Namco Holdings, Inc.	2,600	143,578
Bridgestone Corp.	9,800	288,664
Calbee, Inc.	2,700	85,799
Canon, Inc.	48,300	777,268
Central Japan Railway Co.	3,100	376,059
Chugai Pharmaceutical Co. Ltd.	46,500	2,099,440
Chugoku Electric Power Co., Inc.	65,800	802,958
Daiwa House REIT Investment Corp.	425	1,105,054
East Japan Railway Co.	15,200	876,199
Fast Retailing Co. Ltd.	200	106,360
FUJIFILM Holdings Corp.	6,300	281,752
Hankyu Hanshin Holdings, Inc.	6,500	186,161
Hikari Tsushin, Inc.	1,300	281,841
Japan Airlines Co. Ltd.(b)	27,700	448,388
Japan Post Bank Co. Ltd.(b)	99,700	743,798
Japan Post Holdings Co. Ltd.(b)	159,600	1,090,036
Japan Real Estate Investment Corp.	119	607,179
Japan Tobacco, Inc.	35,400	605,073
Kamigumi Co. Ltd.	6,500	118,630
Kao Corp.	3,500	253,904
KDDI Corp.	26,300	836,273
Keihan Holdings Co. Ltd.	9,700	395,428
Keio Corp.	8,400	419,445
Keisei Electric Railway Co. Ltd.	4,200	102,691
Keyence Corp.	2,600	1,096,386
Kintetsu Group Holdings Co. Ltd.	23,900	931,195
Kirin Holdings Co. Ltd.	6,100	117,539
Kyowa Kirin Co. Ltd.	4,600	113,607
Kyushu Electric Power Co., Inc.	20,100	168,808
Kyushu Railway Co.	36,700	725,004
Lawson, Inc.	12,000	597,562
Maruichi Steel Tube Ltd.	2,900	68,671
McDonald’s Holdings Co. Japan Ltd.	16,400	784,876
MEIJI Holdings Co. Ltd.	7,400	581,081
Mitsubishi Heavy Industries Ltd.	3,100	72,117
Mizuho Financial Group, Inc.	783,200	954,758
MonotaRO Co Ltd.	8,200	348,738
MS&AD Insurance Group Holdings, Inc.	4,200	105,538
Nagoya Railroad Co. Ltd.	30,900	781,957
NEC Corp.	16,900	946,831
NH Foods Ltd.	2,300	101,089
Nippon Building Fund, Inc.	228	1,274,718
Nippon Paint Holdings Co. Ltd.	13,400	916,309
Nippon Prologis REIT, Inc.(b)	424	1,463,644
Nippon Telegraph & Telephone Corp.	46,900	1,088,618
Nissin Foods Holdings Co. Ltd.	2,600	234,860
Nitori Holdings Co. Ltd.	3,600	788,170
NTT DOCOMO, Inc.	75,600	2,081,352
Obic Co. Ltd.	600	107,598
Odakyu Electric Railway Co. Ltd.	15,400	322,274
Olympus Corp.	5,500	98,926
Ono Pharmaceutical Co. Ltd.	17,900	503,122
Oracle Corp. Japan	1,500	180,693
Oriental Land Co. Ltd.	9,500	1,146,105
Osaka Gas Co. Ltd.	5,600	103,833
Pan Pacific International Holdings Corp.	17,500	396,637
PeptiDream, Inc.(b)	13,100	527,750
Santen Pharmaceutical Co. Ltd.	17,500	295,268
Secom Co. Ltd.	12,500	1,080,987
Seibu Holdings, Inc.	13,300	118,868

Security	Shares	Value

Japan (continued)
Sekisui House Ltd.	22,500	$410,934
Seven & i Holdings Co. Ltd.	14,525	438,938
Seven Bank Ltd.	26,500	65,005
SG Holdings Co. Ltd.	29,200	1,071,600
Shimamura Co. Ltd.	4,800	333,785
Shimano, Inc.	1,200	260,565
Shionogi & Co. Ltd.	6,300	374,793
Softbank Corp.	28,100	376,152
Sohgo Security Services Co. Ltd.	2,100	99,068
Suntory Beverage & Food Ltd.	20,600	777,572
Sysmex Corp.	2,300	176,862
Takeda Pharmaceutical Co. Ltd.	5,900	213,974
Tobu Railway Co. Ltd.	17,500	490,067
Toho Co. Ltd.	4,800	142,683
Tokio Marine Holdings, Inc.	5,200	219,570
Tokyo Gas Co. Ltd.	14,200	301,496
Tokyu Corp.	5,500	61,209
Toyo Suisan Kaisha Ltd.	18,200	1,106,474
Tsuruha Holdings, Inc.	1,200	166,399
USS Co. Ltd.	5,100	75,612
Welcia Holdings Co. Ltd.	9,200	843,040
West Japan Railway Co.	15,900	686,641
Yamada Denki Co. Ltd.	150,800	654,260
Yamazaki Baking Co. Ltd.	6,100	102,359

		45,647,211

Netherlands — 1.6%
Heineken Holding NV	1,539	132,974
Heineken NV	3,495	338,577
Koninklijke Ahold Delhaize NV	36,870	1,061,887
Koninklijke KPN NV	69,197	182,293
Koninklijke Vopak NV	4,068	222,104
Wolters Kluwer NV	7,721	608,089

		2,545,924

New Zealand — 0.8%
Auckland International Airport Ltd.(b)	77,422	330,037
Fisher & Paykel Healthcare Corp. Ltd.	10,807	258,875
Meridian Energy Ltd.	72,446	235,216
Spark New Zealand Ltd.	127,171	416,757

		1,240,885

Norway — 1.2%
Gjensidige Forsikring ASA(b)	15,043	309,252
Mowi ASA	13,315	241,816
Orkla ASA	75,117	738,838
Telenor ASA	37,492	579,581

		1,869,487

Singapore — 2.9%
Ascendas Real Estate Investment Trust	73,436	190,086
CapitaLand Mall Trust	184,000	254,311
DBS Group Holdings Ltd.	23,600	340,917
Oversea-Chinese Banking Corp. Ltd.	83,600	523,650
Singapore Airlines Ltd.	124,743	311,179
Singapore Exchange Ltd.	96,100	573,268
Singapore Technologies Engineering Ltd.(d)	285,500	682,885
Singapore Telecommunications Ltd.	476,400	864,605
United Overseas Bank Ltd.	29,435	414,430
Wilmar International Ltd.	110,600	373,851

		4,529,182

Spain — 1.1%
Aena SME SA(c)	2,146	279,807
Endesa SA	19,878	567,058
Iberdrola SA	29,135	376,578
Iberdrola SA(b)	662	8,517

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Red Electrica Corp. SA	27,347	$533,124

		1,765,084

Sweden — 0.9%
ICA Gruppen AB	11,464	563,149
Telefonaktiebolaget LM Ericsson, Class B	40,068	466,194
Telia Co. AB	112,324	437,696

		1,467,039

Switzerland — 14.6%
Alcon, Inc.(b)	1,447	87,456
Baloise Holding AG, Registered Shares	5,533	844,196
Barry Callebaut AG, Registered Shares	265	551,814
Chocoladefabriken Lindt & Spruengli AG	126	975,471
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	6	514,435
EMS-Chemie Holding AG, Registered Shares	2,010	1,735,776
Geberit AG, Registered Shares	898	495,621
Givaudan SA, Registered Shares	599	2,480,889
Kuehne + Nagel International AG, Registered Shares	4,161	717,302
Logitech International SA, Registered Shares	7,519	548,499
Nestle SA, Registered Shares	20,626	2,452,879
Novartis AG, Registered Shares	21,457	1,767,354
Partners Group Holding AG	575	557,007
Roche Holding AG	6,245	2,162,996
Schindler Holding AG, Registered Shares	3,978	995,511
SGS SA, Registered Shares	34	89,041
Sonova Holding AG, Registered Shares(b)	1,525	344,809
Swiss Life Holding AG, Registered Shares(b)	1,095	400,159
Swiss Prime Site AG, Registered Shares	7,934	724,085
Swiss Re AG	3,727	294,094
Swisscom AG, Registered Shares	4,474	2,378,223
Zurich Insurance Group AG	5,794	2,142,637

		23,260,254

United Kingdom — 10.0%
Admiral Group PLC	29,203	910,687
Associated British Foods PLC	3,794	86,899
AstraZeneca PLC	9,981	1,102,697
BAE Systems PLC	67,794	434,485
British American Tobacco PLC	3,980	131,532
Bunzl PLC(b)	9,161	262,426
Croda International PLC	3,928	293,164
Diageo PLC	42,982	1,572,738
Direct Line Insurance Group PLC(b)	230,973	893,792
Experian PLC	12,250	427,894
GlaxoSmithKline PLC	76,745	1,528,784
Halma PLC	4,537	128,868
HSBC Holdings PLC	114,867	517,225

Security	Shares	Value

United Kingdom (continued)
Imperial Brands PLC	11,165	$186,018
National Grid PLC	137,752	1,616,089
Ocado Group PLC(b)	10,440	279,686
Reckitt Benckiser Group PLC	3,934	394,460
RELX PLC	48,389	1,018,694
Rentokil Initial PLC	15,051	105,001
RSA Insurance Group PLC(b)	16,108	89,906
Sage Group PLC	16,349	155,150
Severn Trent PLC	9,680	308,476
Smith & Nephew PLC	48,453	956,339
Tesco PLC	57,665	162,750
Unilever NV	13,490	797,128
Unilever PLC	17,861	1,063,533
United Utilities Group PLC	20,482	240,204
WM Morrison Supermarkets PLC	117,684	285,469

		15,950,094

United States — 0.3%
QIAGEN NV(b)	8,900	442,100

Total Long-Term Investments — 99.0% (Cost — $149,246,313)		157,207,257

Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.43%(e)(f)(g)	1,262,862	1,264,252

Total Short-Term Securities — 0.8% (Cost — $1,264,450)		1,264,252

Total Investments — 99.8% (Cost — $150,510,763)		158,471,509

Other Assets Less Liabilities — 0.2%		321,498

Net Assets — 100.0%		$158,793,007

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion of the security, is on loan.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(g)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	637,956	624,906	(b)	—		1,262,862	$1,264,252	$7,069	(c)	$(1,208)	$(399)
BlackRock Cash Funds: Treasury, SL Agency Shares(d)	156,274	—		(156,274	)(b)	—	—	4,261		—	—

							$1,264,252	$11,330		$(1,208)	$(399)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the Fund.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	5	09/10/20	$515	$(18,616)
SPI 200 Index	4	09/17/20	420	(4,132)
FTSE 100 Index	4	09/18/20	308	(14,012)

				$(36,760)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$36,760	$—	$—	$—	$36,760

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$641,873	$—	$—	$—	$641,873

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(40,542)	$—	$—	$—	$(40,542)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,525,879

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Min Vol EAFE Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$9,535,224	$—	$9,535,224
Belgium	—	3,871,060	—	3,871,060
China	90,706	144,979	—	235,685
Denmark	728,017	6,397,784	—	7,125,801
Finland	—	2,493,863	—	2,493,863
France	—	9,600,361	—	9,600,361
Germany	—	6,651,448	—	6,651,448
Hong Kong	—	11,590,000	—	11,590,000
Ireland	—	2,025,992	—	2,025,992
Israel	308,486	2,216,370	—	2,524,856
Italy	—	2,835,707	—	2,835,707
Japan	843,040	44,804,171	—	45,647,211
Netherlands	1,301,744	1,244,180	—	2,545,924
New Zealand	—	1,240,885	—	1,240,885
Norway	—	1,869,487	—	1,869,487
Singapore	—	4,529,182	—	4,529,182
Spain	—	1,765,084	—	1,765,084
Sweden	—	1,467,039	—	1,467,039
Switzerland	—	23,260,254	—	23,260,254
United Kingdom	—	15,950,094	—	15,950,094
United States	442,100	—	—	442,100
Short-Term Securities	1,264,252	—	—	1,264,252

Subtotal	$4,978,345	$153,493,164	$—	$158,471,509

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(36,760)	$—	$—	$(36,760)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments July 31, 2020	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 112.7%

Aerospace & Defense — 1.5%
L3Harris Technologies, Inc.	2,239	$376,891
Lockheed Martin Corp.	1,536	582,098
Northrop Grumman Corp.	227	73,777

		1,032,766

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	7,402	693,715

Banks — 0.6%
M&T Bank Corp.	569	60,285
Truist Financial Corp.	1,102	41,281
U.S. Bancorp	6,989	257,475
Wells Fargo & Co.	1,541	37,385

		396,426

Beverages — 3.3%
Brown-Forman Corp., Class B	1,107	76,759
Coca-Cola Co.	23,006	1,086,804
PepsiCo, Inc.	8,468	1,165,705

		2,329,268

Biotechnology — 5.1%
Amgen, Inc.	717	175,428
BioMarin Pharmaceutical, Inc.(a)	1,145	137,182
Gilead Sciences, Inc.	13,839	962,226
Incyte Corp.(a)	1,474	145,572
Regeneron Pharmaceuticals, Inc.(a)	1,809	1,143,415
Vertex Pharmaceuticals, Inc.(a)	3,955	1,075,760

		3,639,583

Building Products — 0.1%
Carrier Global Corp.	2,182	59,438

Capital Markets — 1.8%
Cboe Global Markets, Inc.	2,531	221,969
CME Group, Inc.	2,939	488,403
Intercontinental Exchange, Inc.	5,009	484,771
MarketAxess Holdings, Inc.	147	75,955

		1,271,098

Chemicals — 1.2%
Air Products & Chemicals, Inc.	1,020	292,363
Ecolab, Inc.	2,754	515,218
Linde PLC	227	55,640

		863,221

Commercial Services & Supplies — 4.6%
Republic Services, Inc.	12,923	1,127,532
Waste Connections, Inc.	9,760	999,131
Waste Management, Inc.	10,541	1,155,293

		3,281,956

Communications Equipment — 1.8%
Cisco Systems, Inc.	12,302	579,424
Juniper Networks, Inc.	3,577	90,784
Motorola Solutions, Inc.	4,400	615,120

		1,285,328

Containers & Packaging — 0.3%
Amcor PLC(a)	15,797	162,709
Ball Corp.	922	67,887

		230,596

Distributors — 0.2%
Genuine Parts Co.	1,387	125,038

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(a)	2,250	440,505

Security	Shares	Value

Diversified Telecommunication Services — 2.7%
AT&T, Inc.	23,601	$698,117
Verizon Communications, Inc.	20,518	1,179,375

		1,877,492

Electric Utilities — 6.7%
Alliant Energy Corp.	1,716	92,407
American Electric Power Co., Inc.	4,385	380,969
Duke Energy Corp.	9,173	777,320
Evergy, Inc.	3,291	213,355
Eversource Energy	2,623	236,254
NextEra Energy, Inc.	4,840	1,358,588
Southern Co.	14,240	777,646
Xcel Energy, Inc.	12,967	895,242

		4,731,781

Electronic Equipment, Instruments & Components — 1.7%
Amphenol Corp., Class A	4,620	488,611
FLIR Systems, Inc.	2,166	90,236
Keysight Technologies, Inc.(a)	5,389	538,307
TE Connectivity Ltd.	678	60,389

		1,177,543

Entertainment — 1.3%
Take-Two Interactive Software, Inc.(a)	2,578	422,844
Walt Disney Co.	4,381	512,314

		935,158

Equity Real Estate Investment Trusts (REITs) — 5.6%
American Tower Corp.	2,778	726,141
AvalonBay Communities, Inc.	1,319	201,965
Camden Property Trust	3,268	296,767
Crown Castle International Corp.	3,185	530,940
Equinix, Inc.	87	68,337
Equity Residential	7,747	415,472
Essex Property Trust, Inc.	1,012	223,389
Extra Space Storage, Inc.	2,503	258,660
Mid-America Apartment Communities, Inc.	1,556	185,460
Public Storage	3,381	675,794
SBA Communications Corp.	404	125,862
UDR, Inc.	6,630	240,006

		3,948,793

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	174	56,642
Kroger Co.	6,046	210,340
Walmart, Inc.	4,540	587,476

		854,458

Food Products — 5.1%
Campbell Soup Co.	3,400	168,538
General Mills, Inc.	2,872	181,712
Hershey Co.	6,658	968,140
Hormel Foods Corp.	15,406	783,549
J.M. Smucker Co.	1,869	204,375
Kellogg Co.	6,071	418,838
McCormick & Co., Inc.	2,296	447,490
Mondelez International, Inc., Class A	7,508	416,619
Tyson Foods, Inc., Class A	631	38,775

		3,628,036

Health Care Equipment & Supplies — 4.8%
Abbott Laboratories	2,419	243,448
Baxter International, Inc.	6,094	526,400
Becton Dickinson & Co.	813	228,729
Cooper Cos., Inc.	735	207,954
Danaher Corp.	4,001	815,404
DENTSPLY SIRONA, Inc.	1,317	58,738
Medtronic PLC	8,659	835,420

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Stryker Corp.	2,323	$449,036
Zimmer Biomet Holdings, Inc.	316	42,616

		3,407,745

Health Care Providers & Services — 2.0%
Anthem, Inc.	1,267	346,905
Henry Schein, Inc.(a)	623	42,819
Humana, Inc.	812	318,669
Quest Diagnostics, Inc.	450	57,182
UnitedHealth Group, Inc.	1,775	537,434
Universal Health Services, Inc., Class B	1,010	110,999

		1,414,008

Health Care Technology — 0.1%
Cerner Corp.	622	43,198

Hotels, Restaurants & Leisure — 2.4%
McDonald’s Corp.	6,219	1,208,227
Starbucks Corp.	6,077	465,073

		1,673,300

Household Durables — 0.3%
Garmin Ltd.	2,171	214,039

Household Products — 3.6%
Church & Dwight Co., Inc.	3,871	372,894
Clorox Co.	2,226	526,471
Colgate-Palmolive Co.	3,996	308,491
Kimberly-Clark Corp.	1,958	297,694
Procter & Gamble Co.	7,833	1,027,063

		2,532,613

Industrial Conglomerates — 0.3%
Honeywell International, Inc.	1,645	245,714

Insurance — 10.3%
Alleghany Corp.	262	136,848
Allstate Corp.	5,221	492,810
Aon PLC, Class A	3,153	647,059
Arch Capital Group Ltd.(a)	7,979	245,354
Arthur J Gallagher & Co.	4,875	524,014
Brown & Brown, Inc.	8,461	384,722
Chubb Ltd.	5,394	686,332
Cincinnati Financial Corp.	1,629	126,948
Erie Indemnity Co., Class A	347	72,912
Everest Re Group Ltd.	2,360	516,344
Fidelity National Financial, Inc.	5,960	192,866
Hartford Financial Services Group, Inc.	6,083	257,432
Loews Corp.	1,143	41,617
Markel Corp.(a)	324	338,431
Marsh & McLennan Cos., Inc.	5,473	638,152
Progressive Corp.	4,385	396,141
RenaissanceRe Holdings Ltd.	2,478	446,982
Travelers Cos., Inc.	3,334	381,476
W.R. Berkley Corp.	8,490	524,257
Willis Towers Watson PLC	1,025	215,260

		7,265,957

Interactive Media & Services — 0.1%
Alphabet, Inc., Class C(a)	72	106,773

Internet & Direct Marketing Retail — 0.1%
eBay, Inc.	1,258	69,542

IT Services — 13.7%
Accenture PLC, Class A	4,886	1,098,275
Akamai Technologies, Inc.(a)	3,754	422,100
Automatic Data Processing, Inc.	2,873	381,850
Black Knight, Inc.(a)	8,658	648,657

Security	Shares	Value

IT Services (continued)
Booz Allen Hamilton Holding Corp.	2,653	$216,909
Broadridge Financial Solutions, Inc.	2,190	294,205
Cognizant Technology Solutions Corp., Class A	5,319	363,394
Fidelity National Information Services, Inc.	6,190	905,659
Fiserv, Inc.(a)	6,180	616,702
FleetCor Technologies, Inc.(a)	745	192,635
International Business Machines Corp.	2,204	270,960
Jack Henry & Associates, Inc.	4,439	791,474
Mastercard, Inc., Class A	2,355	726,588
Paychex, Inc.	10,675	767,746
VeriSign, Inc.(a)	1,470	311,170
Visa, Inc., Class A	5,896	1,122,598
Western Union Co.	23,901	580,316

		9,711,238

Machinery — 0.1%
Otis Worldwide Corp.	697	43,730

Media — 1.5%
Charter Communications, Inc., Class A(a)	521	302,180
Comcast Corp., Class A	10,084	431,595
Fox Corp., Class B(a)	1,633	42,082
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	1,389	48,323
Omnicom Group, Inc.	2,220	119,281
Sirius XM Holdings, Inc.(b)	15,202	89,388

		1,032,849

Metals & Mining — 1.6%
Newmont Corp.	16,564	1,146,229

Multi-Utilities — 2.7%
CMS Energy Corp.	3,103	199,151
Consolidated Edison, Inc.	10,351	795,267
Dominion Energy, Inc.	4,304	348,753
WEC Energy Group, Inc.	6,048	576,132

		1,919,303

Multiline Retail — 1.3%
Dollar General Corp.	2,670	508,368
Dollar Tree, Inc.(a)	2,512	234,495
Target Corp.	1,355	170,568

		913,431

Oil, Gas & Consumable Fuels — 1.1%
Cabot Oil & Gas Corp.	3,203	59,896
Cheniere Energy, Inc.(a)	2,171	107,421
Chevron Corp.	473	39,704
Exxon Mobil Corp.	9,532	401,107
Kinder Morgan, Inc.	13,764	194,072

		802,200

Pharmaceuticals — 6.3%
Bristol-Myers Squibb Co.	4,559	267,431
Eli Lilly & Co.	6,262	941,116
Johnson & Johnson	7,318	1,066,672
Merck & Co., Inc.	14,130	1,133,791
Pfizer, Inc.	19,661	756,555
Zoetis, Inc.	2,131	323,230

		4,488,795

Professional Services — 0.4%
Verisk Analytics, Inc.	1,649	311,183

Road & Rail — 0.2%
AMERCO	351	111,523

Semiconductors & Semiconductor Equipment — 0.7%
Broadcom, Inc.	570	180,547
Intel Corp.	1,744	83,241

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	1,574	$200,764

		464,552

Software — 6.7%
Adobe, Inc.(a)	1,954	868,201
CDK Global, Inc.	1,492	67,826
Citrix Systems, Inc.	6,725	960,061
Intuit, Inc.	546	167,278
Microsoft Corp.	5,855	1,200,334
NortonLifeLock, Inc.	1,969	42,235
Oracle Corp.	9,875	547,569
Palo Alto Networks, Inc.(a)	558	142,804
Tyler Technologies, Inc.(a)(b)	2,069	739,150

		4,735,458

Specialty Retail — 3.0%
Advance Auto Parts, Inc.	262	39,337
AutoZone, Inc.(a)	343	414,145
Burlington Stores, Inc.(a)	349	65,612
Home Depot, Inc.	2,603	691,070
O’Reilly Automotive, Inc.(a)	610	291,202
Ross Stores, Inc.	1,927	172,794
Tiffany & Co.	278	34,850
TJX Cos., Inc.	8,607	447,478

		2,156,488

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	425	180,642
Dell Technologies, Inc., Class C(a)	832	49,779

		230,421

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	2,696	263,156

Tobacco — 0.5%
Altria Group, Inc.	6,206	255,377
Philip Morris International, Inc.	1,722	132,267

		387,644

Water Utilities — 0.1%
American Water Works Co., Inc.	400	58,908

Security	Shares	Value

Wireless Telecommunication Services — 1.7%
T-Mobile U.S., Inc.(a)	11,318	$1,215,327

Total Common Stocks — 112.7% (Cost — $69,601,841)		79,767,523

Investment Companies — 0.3%

Equity Fund — 0.3%
iShares Edge MSCI Min Vol USA ETF(b)(e)	3,637	230,586

Total Investment Companies — 0.3% (Cost — $215,063)		230,586

Total Long-Term Investments — 113.0% (Cost — $69,816,904)		79,998,109

Short-Term Securities — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.43%(c)(d)(e)	713,692	714,477
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.15%(c)(e)	235,403	235,403

Total Short-Term Securities — 1.4% (Cost — $949,981)		949,880

Total Investments — 114.4% (Cost — $70,766,885)		80,947,989

Liabilities in Excess of Other Assets — (14.4)%		(10,186,731)

Net Assets — 100.0%		$70,761,258

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	156,313	557,379	(b)	—	713,692	$714,477	$2,339	(c)	$808	$(101)
BlackRock Cash Funds: Treasury, SL Agency Shares	201,619	33,784	(b)	—	235,403	235,403	8,033		—	—
iShares Edge MSCI Min Vol USA ETF	1,087	174,243		(171,693)	3,637	230,586	4,666		28,248	10,284

						$1,180,466	$15,038		$29,056	$10,183

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Min Vol USA Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	1	09/18/20	$163	$(52)

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contract(a)	$—	$—	$52	$—	$—	$—	$52

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$53,852	$—	$—	$—	$53,852

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(52)	$—	$—	$—	$(52)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$190,916

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$79,767,523	$—	$—	$79,767,523
Investment Companies	230,586	—	—	230,586
Short-Term Securities	949,880	—	—	949,880

	$80,947,989	$—	$—	$80,947,989

Derivative Financial Instruments(a)
Liabilities:
Equity contracts	$(52)	$—	$—	$(52)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments July 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.9%

Australia — 14.1%
AGL Energy Ltd.	4,352	$51,551
Aurizon Holdings Ltd.	13,281	42,352
BHP Group PLC	11,097	239,955
BlueScope Steel Ltd.	3,490	27,911
Coca-Cola Amatil Ltd.	3,494	20,393
Cochlear Ltd.	397	54,176
Dexus	7,318	44,423
Fortescue Metals Group Ltd.	11,599	144,375
GPT Group	5,320	14,722
Magellan Financial Group Ltd.	868	37,710
Medibank Pvt Ltd.	18,712	37,370
Mirvac Group	26,757	39,817
Rio Tinto Ltd.	2,528	185,021
Rio Tinto PLC	4,252	258,829
Woolworths Group Ltd.	8,615	238,498

		1,437,103

Belgium — 2.8%
Ageas SA	1,222	45,747
Colruyt SA	379	22,011
Groupe Bruxelles Lambert SA	608	52,738
Proximus SADP	1,054	21,682
Sofina SA	106	29,690
UCB SA	860	110,503

		282,371

Brazil — 0.4%
Yamana Gold, Inc.	6,518	42,336

Canada — 12.4%
Atco Ltd., Class I	534	16,617
B2Gold Corp.	7,102	49,204
CGI, Inc.(a)	1,644	117,422
CI Financial Corp.	1,438	19,765
Constellation Software, Inc.	137	162,051
Empire Co. Ltd., Class A	1,189	30,545
First Capital Real Estate Investment Trust	733	7,431
Hydro One Ltd.(b)	2,236	47,643
iA Financial Corp. Inc.	716	25,140
IGM Financial, Inc.	573	14,087
Intact Financial Corp.	948	103,502
Kinross Gold Corp.(a)	8,601	80,266
Kirkland Lake Gold Ltd.	1,866	101,906
Loblaw Cos. Ltd.	1,226	63,604
Magna International, Inc.	1,979	91,470
Metro, Inc.	1,721	75,498
Onex Corp.	583	25,915
Open Text Corp.	1,844	83,000
RioCan Real Estate Investment Trust	1,076	12,018
SmartCentres Real Estate Investment Trust	515	7,797
Thomson Reuters Corp.	1,199	83,660
WSP Global, Inc.	727	45,652

		1,264,193

China — 0.1%
Yangzijiang Shipbuilding Holdings Ltd.	15,500	10,387

Denmark — 4.2%
Ambu A/S	1,118	39,033
Coloplast A/S, Class B	814	138,948
Novo Nordisk A/S, Class B	3,050	200,118
Pandora A/S	685	43,567

		421,666

Security	Shares	Value

Finland — 0.9%
Elisa OYJ	969	$57,470
Orion OYJ, Class B	723	31,544

		89,014

France — 4.3%
Alstom SA(a)	404	22,512
Atos SE(a)	680	58,146
BioMerieux	282	45,450
Bouygues SA(a)	1,539	54,368
Carrefour SA	2,264	35,981
CNP Assurances(a)	1,176	14,284
Iliad SA	101	19,753
Ipsen SA	259	24,839
La Francaise des Jeux SAEM(b)	589	21,575
Peugeot SA(a)	4,019	64,604
SCOR SE(a)	1,099	28,285
UbiSoft Entertainment SA(a)	620	51,784

		441,581

Germany — 2.4%
Brenntag AG	1,058	65,292
Carl Zeiss Meditec AG, Bearer Shares(a)	277	28,990
Hannover Rueck SE	416	70,375
HeidelbergCement AG	1,019	56,550
RWE AG	724	27,291

		248,498

Hong Kong — 2.9%
CK Asset Holdings Ltd.	17,500	97,172
Hang Lung Properties Ltd.	14,000	34,347
Hongkong Land Holdings Ltd.	7,900	30,093
Kerry Properties Ltd.	4,500	10,708
Sino Land Co. Ltd.	20,235	24,518
Swire Pacific Ltd., Class A	3,500	17,235
Swire Properties Ltd.	7,800	18,026
WH Group Ltd.(b)	65,500	58,305

		290,404

Italy — 0.6%
Leonardo SpA	2,510	16,117
Telecom Italia SpA	98,558	39,823

		55,940

Japan — 19.5%
AGC, Inc.	1,300	36,544
Alfresa Holdings Corp.	1,300	26,621
Amada Co. Ltd.	2,200	14,785
Astellas Pharma, Inc.	12,700	198,094
Brother Industries Ltd.	1,500	23,346
Calbee, Inc.	600	19,066
Daicel Corp.	1,700	11,369
Electric Power Development Co. Ltd.	1,000	13,642
FUJIFILM Holdings Corp.	2,400	107,334
Fujitsu Ltd.	1,300	174,064
Hino Motors Ltd.	2,000	11,533
Hitachi Ltd.	6,600	197,697
Inpex Corp.	7,000	39,956
Japan Airlines Co. Ltd.	700	11,331
JTEKT Corp.	1,400	9,317
Kamigumi Co. Ltd.	700	12,776
Kurita Water Industries Ltd.	700	18,827
Marubeni Corp.	10,700	49,262
Medipal Holdings Corp.	1,200	21,976
Mitsubishi Heavy Industries Ltd.	2,200	51,180
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,700	11,461
NEC Corp.	1,700	95,243
NH Foods Ltd.	600	26,371

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Telegraph & Telephone Corp.	8,800	$204,261
Obayashi Corp.	4,500	40,178
ORIX Corp.	9,100	98,418
Ricoh Co. Ltd.	4,600	29,623
Seiko Epson Corp.	1,900	20,157
Shimamura Co. Ltd.	100	6,954
Shinsei Bank Ltd.	1,100	12,427
Shizuoka Bank Ltd.	2,200	14,287
Sumitomo Dainippon Pharma Co. Ltd.	1,100	13,738
Sumitomo Heavy Industries Ltd.	800	15,588
Sumitomo Rubber Industries Ltd.	1,200	9,983
Sundrug Co. Ltd.	500	17,015
Suzuken Co. Ltd.	500	17,786
Taiheiyo Cement Corp.	800	17,362
TIS, Inc.	1,500	32,123
Toho Gas Co. Ltd.	500	21,820
Tohoku Electric Power Co., Inc.	3,000	28,351
Tokyo Electric Power Co. Holdings, Inc.(a)	9,900	26,406
Tokyo Gas Co. Ltd.	2,600	55,203
Toppan Printing Co. Ltd.	1,800	26,985
Tosoh Corp.	1,800	24,160
Toyo Suisan Kaisha Ltd.	600	36,477
Toyoda Gosei Co. Ltd.	400	7,843
Yamazaki Baking Co. Ltd.	800	13,424
Yokohama Rubber Co. Ltd.	700	8,954

		1,981,318

Jordan — 0.3%
Hikma Pharmaceuticals PLC	996	27,909

Netherlands — 8.2%
Aegon NV	12,170	35,663
EXOR NV	739	41,500
Koninklijke Ahold Delhaize NV	7,497	215,920
Koninklijke Philips NV(a)	4,883	252,309
Koninklijke Vopak NV	483	26,371
NN Group NV	2,006	73,424
Randstad NV(a)	820	39,497
Wolters Kluwer NV	1,875	147,671

		832,355

New Zealand — 0.9%
Fisher & Paykel Healthcare Corp. Ltd.	2,279	54,592
Spark New Zealand Ltd.	12,672	41,528

		96,120

Singapore — 0.5%
Singapore Exchange Ltd.	5,200	31,020
Venture Corp. Ltd.	1,800	23,507

		54,527

Spain — 0.9%
Enagas SA	916	23,110
Mapfre SA	7,403	13,405
Red Electrica Corp. SA	3,073	59,908

		96,423

Sweden — 2.7%
Boliden AB	1,873	51,148
Evolution Gaming Group AB(b)	871	59,107
ICA Gruppen AB	618	30,358
Kinnevik AB, Class B	1,674	58,926
L E Lundbergforetagen AB, B Shares(a)	513	24,097
Svenska Cellulosa AB SCA, B Shares, Class B(a)	4,150	50,401

		274,037

Switzerland — 8.3%
Adecco Group AG, Registered Shares	1,062	50,183
Logitech International SA, Registered Shares	1,126	82,140

Security	Shares	Value

Switzerland (continued)
Nestle SA, Registered Shares	348	$41,385
Roche Holding AG	993	343,932
SGS SA, Registered Shares	36	94,279
Sonova Holding AG, Registered Shares(a)	382	86,372
STMicroelectronics NV	1,876	52,710
Swisscom AG, Registered Shares	179	95,150

		846,151

United Kingdom — 9.9%
3i Group PLC	6,707	77,201
Aviva PLC	26,861	92,376
Barratt Developments PLC	6,976	46,339
Berkeley Group Holdings PLC	816	47,345
Burberry Group PLC	2,756	44,906
Direct Line Insurance Group PLC	9,470	36,646
Fiat Chrysler Automobiles NV(a)	7,457	75,811
Halma PLC	766	21,757
Hargreaves Lansdown PLC	1,951	44,277
J. Sainsbury PLC	12,156	29,628
Kingfisher PLC	14,347	45,338
M&G PLC	17,407	36,432
Pearson PLC	5,347	36,740
Persimmon PLC(a)	2,184	68,185
RSA Insurance Group PLC	7,066	39,439
Sage Group PLC	7,476	70,946
Smith & Nephew PLC	5,956	117,556
Taylor Wimpey PLC(a)	22,490	34,692
WM Morrison Supermarkets PLC	16,546	40,136

		1,005,750

United States — 1.6%
AerCap Holdings NV(a)	840	22,621
Ferguson PLC	1,535	135,316

		157,937

Total Common Stocks — 97.9% (Cost — $9,526,248)		9,956,020

Preferred Stocks — 0.8%

Germany — 0.8%
Fuchs Petrolub SE, Preference Shares, 0.00%	476	20,786
Porsche Automobile Holding SE, Preference Shares, 0.00%	1,044	59,093

Total Preferred Stocks — 0.8% (Cost — $104,979)		79,879

Total Long-Term Investments — 98.7% (Cost — $9,631,227)		10,035,899

Short-Term Securities — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.15%(c)(d)	18,928	18,928

Total Short-Term Securities — 0.2% (Cost — $18,928)		18,928

Total Investments — 98.9% (Cost — $9,650,155)		10,054,827

Other Assets Less Liabilities — 1.1%		107,698

Net Assets — 100.0%		$10,162,525

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund

(d)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	35,420	—	(35,420	)(c)	—	$—	$154	(d)	$11	$(1)
BlackRock Cash Funds: Treasury, SL Agency Shares	285,315	—	(266,387	)(c)	18,928	18,928	195		—	—

						$18,928	$349		$11	$(1)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents net shares purchased (sold).
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	3	09/18/20	$112	$(2,231)

				$(2,231)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,231	$—	$—	$—	$2,231

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,196)	$—	$—	$—	$(2,196)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,606)	$—	$—	$—	$(3,606)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$110,152

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Multifactor Intl Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$1,437,103	$—	$1,437,103
Belgium	—	282,371	—	282,371
Brazil	42,336	—	—	42,336
Canada	1,264,193	—	—	1,264,193
China	—	10,387	—	10,387
Denmark	—	421,666	—	421,666
Finland	—	89,014	—	89,014
France	—	441,581	—	441,581
Germany	—	248,498	—	248,498
Hong Kong	—	290,404	—	290,404
Italy	—	55,940	—	55,940
Japan	—	1,981,318	—	1,981,318
Jordan	—	27,909	—	27,909
Netherlands	174,042	658,313	—	832,355
New Zealand	—	96,120	—	96,120
Singapore	—	54,527	—	54,527
Spain	—	96,423	—	96,423
Sweden	—	274,037	—	274,037
Switzerland	—	846,151	—	846,151
United Kingdom	—	1,005,750	—	1,005,750
United States	22,621	135,316	—	157,937
Preferred Stocks	—	79,879	—	79,879
Short-Term Securities	18,928	—	—	18,928

	$1,522,120	$8,532,707	$—	$10,054,827

Derivative Financial Instruments(a)
Liabilities:
Equity Contracts	$(2,231)	$—	$—	$(2,231)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments July 31, 2020	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 1.0%
Huntington Ingalls Industries, Inc.	222	$38,563
Teledyne Technologies, Inc.(a)	194	59,500
Textron, Inc.	1,355	47,344

		145,407

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	803	75,257
Expeditors International of Washington, Inc.	1,010	85,355

		160,612

Auto Components — 0.8%
Autoliv, Inc.	442	28,743
BorgWarner, Inc.	1,238	45,311
Lear Corp.	310	34,218

		108,272

Biotechnology — 4.5%
Alexion Pharmaceuticals, Inc.(a)	1,320	135,287
Biogen, Inc.(a)	1,038	285,128
Regeneron Pharmaceuticals, Inc.(a)	353	223,121

		643,536

Building Products — 1.2%
Carrier Global Corp.	4,889	133,176
Owens Corning	654	39,548

		172,724

Capital Markets — 2.5%
Franklin Resources, Inc.	1,629	34,291
MarketAxess Holdings, Inc.	202	104,373
SEI Investments Co.	761	39,823
T. Rowe Price Group, Inc.	1,259	173,868

		352,355

Chemicals — 1.6%
Celanese Corp.	667	64,833
Eastman Chemical Co.	811	60,525
LyondellBasell Industries NV, Class A	1,591	99,469

		224,827

Commercial Services & Supplies — 0.3%
Rollins, Inc.	778	40,767

Communications Equipment — 0.7%
F5 Networks, Inc.(a)	363	49,332
Juniper Networks, Inc.	1,954	49,592

		98,924

Construction & Engineering — 0.4%
Jacobs Engineering Group, Inc.	722	61,623

Containers & Packaging — 0.6%
Packaging Corp. of America	503	48,348
Westrock Co.	1,536	41,257

		89,605

Diversified Financial Services — 0.3%
Voya Financial, Inc.	750	37,050

Diversified Telecommunication Services — 2.6%
AT&T, Inc.	10,556	312,246
Verizon Communications, Inc.	1,062	61,044

		373,290

Electric Utilities — 2.8%
Exelon Corp.	5,192	200,463
OGE Energy Corp.	1,199	39,447
Pinnacle West Capital Corp.	670	55,664

Security	Shares	Value

Electric Utilities (continued)
PPL Corp.	3,798	$101,103

		396,677

Electrical Equipment — 1.5%
Eaton Corp. PLC	2,232	207,866

Electronic Equipment, Instruments & Components — 2.9%
Arrow Electronics, Inc.(a)	443	31,728
CDW Corp.	773	89,861
FLIR Systems, Inc.	722	30,078
Keysight Technologies, Inc.(a)	989	98,791
TE Connectivity Ltd.	1,795	159,881

		410,339

Entertainment — 2.2%
Activision Blizzard, Inc.	739	61,063
Electronic Arts, Inc.(a)	1,727	244,578

		305,641

Equity Real Estate Investment Trusts (REITs) — 3.9%
AvalonBay Communities, Inc.	222	33,993
Camden Property Trust	513	46,586
Duke Realty Corp.	1,890	75,959
Essex Property Trust, Inc.	86	18,984
Host Hotels & Resorts, Inc.	3,931	42,376
Medical Properties Trust, Inc.	2,725	54,854
National Retail Properties, Inc.	867	30,735
Omega Healthcare Investors, Inc.	1,359	44,004
Public Storage	840	167,899
Vornado Realty Trust	968	33,415

		548,805

Food & Staples Retailing — 5.3%
Kroger Co.	4,774	166,087
Walgreens Boots Alliance, Inc.	4,490	182,788
Walmart, Inc.	3,167	409,810

		758,685

Food Products — 1.4%
Ingredion, Inc.	404	34,946
J.M. Smucker Co.	608	66,485
Tyson Foods, Inc., Class A	1,575	96,784

		198,215

Gas Utilities — 0.5%
Atmos Energy Corp.	614	65,078

Health Care Equipment & Supplies — 2.8%
Cooper Cos., Inc.	259	73,279
ResMed, Inc.	768	155,527
Varian Medical Systems, Inc.(a)	475	67,792
West Pharmaceutical Services, Inc.	394	105,935

		402,533

Health Care Providers & Services — 6.9%
Anthem, Inc.	1,286	352,107
DaVita, Inc.(a)	527	46,054
Henry Schein, Inc.(a)	862	59,245
Humana, Inc.	788	309,251
Molina Healthcare, Inc.(a)	351	64,830
Quest Diagnostics, Inc.	720	91,490
Universal Health Services, Inc., Class B	480	52,752

		975,729

Health Care Technology — 0.9%
Cerner Corp.	1,860	129,177

Household Durables — 2.0%
Garmin Ltd.	698	68,816
Mohawk Industries, Inc.(a)	370	29,544

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
NVR, Inc.(a)	18	$70,743
PulteGroup, Inc.	1,411	61,520
Whirlpool Corp.	337	54,971

		285,594

Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc.	1,468	49,633

Insurance — 3.6%
Alleghany Corp.	78	40,741
Arch Capital Group Ltd.(a)	733	22,540
Athene Holding Ltd., Class A(a)	654	21,091
Brown & Brown, Inc.	1,289	58,611
Erie Indemnity Co., Class A	138	28,996
Everest Re Group Ltd.	216	47,259
Fidelity National Financial, Inc.	1,628	52,682
Globe Life, Inc.	556	44,258
Hartford Financial Services Group, Inc.	1,930	81,678
Lincoln National Corp.	1,067	39,767
Loews Corp.	1,447	52,685
Reinsurance Group of America, Inc.	328	27,962

		518,270

Internet & Direct Marketing Retail — 1.8%
Amazon.com, Inc.(a)	80	253,174

IT Services — 2.8%
Akamai Technologies, Inc.(a)	966	108,617
Black Knight, Inc.(a)	807	60,460
Booz Allen Hamilton Holding Corp.	757	61,892
EPAM Systems, Inc.(a)	293	84,994
Jack Henry & Associates, Inc.	457	81,483

		397,446

Life Sciences Tools & Services — 2.1%
Agilent Technologies, Inc.	1,654	159,330
Bio-Rad Laboratories, Inc., Class A(a)	133	69,810
Waters Corp.(a)(b)	356	75,882

		305,022

Machinery — 1.4%
Cummins, Inc.	787	152,096
Snap-on, Inc.	314	45,803

		197,899

Media — 1.2%
Cable One, Inc.	28	51,032
Discovery, Inc., Class A(a)	945	19,939
Discovery, Inc., Class C(a)	2,007	38,032
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	833	29,147
News Corp., Class A	2,076	26,407

		164,557

Metals & Mining — 0.7%
Nucor Corp.	1,607	67,414
Steel Dynamics, Inc.	1,273	34,893

		102,307

Multi-Utilities — 1.8%
Ameren Corp.	1,313	105,355
Public Service Enterprise Group, Inc.	2,663	148,968

		254,323

Multiline Retail — 2.4%
Target Corp.	2,730	343,652

Oil, Gas & Consumable Fuels — 0.5%
Cabot Oil & Gas Corp.	2,403	44,936
HollyFrontier Corp.	831	22,853

		67,789

Security	Shares	Value

Pharmaceuticals — 0.9%
Jazz Pharmaceuticals PLC(a)	339	$36,697
Mylan NV(a)	3,103	49,989
Perrigo Co. PLC	683	36,213

		122,899

Professional Services — 0.2%
Robert Half International, Inc.	628	31,946

Real Estate Management & Development — 0.8%
CBRE Group, Inc., Class A(a)	1,996	87,445
Jones Lang LaSalle, Inc.	307	30,365

		117,810

Road & Rail — 1.5%
AMERCO	48	15,251
Kansas City Southern	532	91,424
Old Dominion Freight Line, Inc.	570	104,208

		210,883

Semiconductors & Semiconductor Equipment — 7.1%
Intel Corp.	7,273	347,140
Micron Technology, Inc.(a)	6,624	331,564
Qorvo, Inc.(a)	690	88,424
Skyworks Solutions, Inc.	1,015	147,764
Teradyne, Inc.	999	88,871

		1,003,763

Software — 9.9%
ANSYS, Inc.(a)	449	139,459
Cadence Design Systems, Inc.(a)	1,671	182,557
Citrix Systems, Inc.	693	98,933
Intuit, Inc.	1,234	378,061
Microsoft Corp.	1,841	377,423
NortonLifeLock, Inc.	3,398	72,887
Synopsys, Inc.(a)	803	159,974

		1,409,294

Specialty Retail — 1.0%
Best Buy Co., Inc.	1,389	138,331

Technology Hardware, Storage & Peripherals — 6.4%
Apple, Inc.	1,310	556,803
Hewlett Packard Enterprise Co.	7,779	76,779
HP, Inc.	8,547	150,256
NetApp, Inc.	1,319	58,432
Seagate Technology PLC	1,396	63,127

		905,397

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica, Inc.(a)	389	126,655
Ralph Lauren Corp.	297	21,176

		147,831

Trading Companies & Distributors — 1.3%
HD Supply Holdings, Inc.(a)	974	34,187
United Rentals, Inc.(a)	442	68,674
W.W. Grainger, Inc.	248	84,699

		187,560

Total Common Stocks — 99.4% (Cost — $11,910,975)		14,123,117

Investment Companies — 0.5%

Equity Fund — 0.5%
iShares Edge MSCI Multifactor USA ETF(e)	2,226	72,478

Total Investment Companies — 0.5% (Cost — $69,267)		72,478

Total Long-Term Investments — 99.9% (Cost — $11,980,242)		14,195,595

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2020	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.43%(c)(d)(e)	77,203	$77,288
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.15%(d)(e)	26,278	26,278

Total Short-Term Securities — 0.8% (Cost — $103,566)		103,566

Total Investments — 100.7% (Cost — $12,083,808)		14,299,161

Liabilities in Excess of Other Assets — (0.7)%		(93,148)

Net Assets — 100.0%		$14,206,013

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased		Shares Sold		Shares Held at 07/31/20	Value at 07/31/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	38,783	38,420	(b)	—		77,203	$77,288	$1,100	(c)	$222	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	45,537	—		(19,259	)(b)	26,278	26,278	453		—	—
iShares Edge MSCI Multifactor USA ETF	421	42,524		(40,719)		2,226	72,478	1,344		5,347	1,641

							$176,044	$2,897		$5,569	$1,641

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$14,123,117	$—	$—	$14,123,117
Investment Companies	72,478	—	—	72,478
Short-Term Securities	103,566	—	—	103,566

	$14,299,161	$—	$—	$14,299,161

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2020

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$157,207,257	$79,767,523	$10,035,899	$14,123,117
Investments at value — affiliated(c)	1,264,252	1,180,466	18,928	176,044
Cash	—	—	—	2,703
Cash pledged for futures contracts	130,520	14,000	18,847	—
Foreign currency at value(d)	926,033	—	95,203	—
Receivables:
Investments sold	—	—	—	1,011
Securities lending income — affiliated	581	285	—	78
Capital shares sold	27,117	57,703	30	—
Dividends — affiliated	38	74	—	10,547
Dividends — unaffiliated	842,882	73,247	26,251	—
From the Manager	4,207	12,573	4,486	8,410
Variation margin on futures contracts	—	735	—	—
Prepaid expenses	37,359	39,240	35,136	35,145

Total assets	160,440,246	81,145,846	10,234,780	14,357,055

LIABILITIES
Bank overdraft	181,518	—	—	—
Cash collateral on securities loaned at value	1,264,845	714,637	—	77,288
Payables:
Capital shares redeemed	51,613	9,580,532	—	17,729
Trustees’ and Officer’s fees	3,130	2,874	2,724	2,723
Other accrued expenses	118,793	86,545	69,191	53,302
Variation margin on futures contracts	27,340	—	340	—

Total liabilities	1,647,239	10,384,588	72,255	151,042

NET ASSETS	$158,793,007	$70,761,258	$10,162,525	$14,206,013

NET ASSETS CONSIST OF
Paid-in capital	$160,515,442	$63,173,118	$10,597,883	$11,956,087
Accumulated earnings (loss)	(1,722,435)	7,588,140	(435,358)	2,249,926

NET ASSETS	$158,793,007	$70,761,258	$10,162,525	$14,206,013

NET ASSET VALUE

Institutional:
Net assets	$20,478,139	$53,815,866	$586,363	$619,878

Shares outstanding(e)	2,081,559	4,043,336	60,752	51,074

Net asset value	$9.84	$13.31	$9.65	$12.14

Class K:
Net assets	$138,314,868	$16,945,392	$9,576,162	$13,586,135

Shares outstanding(e)	14,058,589	1,272,599	991,983	1,119,061

Net asset value	$9.84	$13.32	$9.65	$12.14

(a) Investments at cost — unaffiliated	$149,246,313	$69,601,841	$9,631,227	$11,910,975
(b) Securities loaned at value	$1,188,923	$714,001	$—	$75,881
(c) Investments at cost — affiliated	$1,264,450	$1,165,044	$18,928	$172,833
(d) Foreign currency at cost	$913,988	$—	$92,854	$—

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations

Year Ended July 31, 2020

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

INVESTMENT INCOME
Dividends — affiliated	$4,261	$12,699	$195	$1,797
Dividends — unaffiliated	4,806,396	1,117,950	296,894	267,243
Interest — unaffiliated	2,162	—	—	—
Securities lending income — affiliated — net	7,069	2,339	154	1,100
Foreign taxes withheld	(398,557)	(500)	(22,358)	—

Total investment income	4,421,331	1,132,488	274,885	270,140

EXPENSES
Investment advisory	124,938	20,295	30,810	27,067
Custodian	84,703	39,694	18,515	4,272
Registration	60,587	61,019	58,629	58,709
Professional	56,513	74,722	66,653	55,619
Printing	14,843	12,337	11,499	11,760
Pricing	12,529	—	8,018	—
Directors and Officer	11,655	10,681	10,246	10,240
Accounting services	9,462	9,462	9,462	9,462
Transfer agent — class specific	8,253	18,690	437	605
Recoupment of past waived and/or reimbursed fees — class specific	76	—	—	—
Miscellaneous	14,379	12,561	12,112	12,181

Total expenses	397,938	259,461	226,381	189,915
Less:
Fees waived and/or reimbursed by the Manager	(155,293)	(174,755)	(195,077)	(162,185)
Transfer agent fees waived and/or reimbursed — Class specific	(2,027)	(2,315)	(184)	(235)

Total expenses after fees waived and/or reimbursed	240,618	82,391	31,120	27,495

Net investment income	4,180,713	1,050,097	243,765	242,645

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,327,046)	(2,640,969)	(505,143)	44,435
Investments — affiliated	(1,208)	29,056	11	5,569
Futures contracts	641,873	53,852	(2,196)	—
Foreign currency transactions	134,979	4	(3,051)	—

	(6,551,402)	(2,558,057)	(510,379)	50,004

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,071,494)	6,132,876	(91,553)	292,417
Investments — affiliated	(399)	10,183	(1)	1,641
Futures contracts	(40,542)	(52)	(3,606)	—
Foreign currency translations	66,884	—	7,597	—

	(3,045,551)	6,143,007	(87,563)	294,058

Net realized and unrealized gain (loss)	(9,596,953)	3,584,950	(597,942)	344,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,416,240)	$4,635,047	$(354,177)	$586,707

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol EAFE Index Fund		iShares Edge MSCI Min Vol USA Index Fund
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,180,713	$4,305,274	$1,050,097	$401,029
Net realized loss	(6,551,402)	(528,531)	(2,558,057)	(9,374)
Net change in unrealized appreciation (depreciation)	(3,045,551)	(2,535,215)	6,143,007	2,573,777

Net increase (decrease) in net assets resulting from operations	(5,416,240)	1,241,528	4,635,047	2,965,432

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(464,968)	(111,970)	(707,948)	(250,002)
Class K	(5,941,681)	(6,535,259)	(366,471)	(471,394)

Decrease in net assets resulting from distributions to shareholders	(6,406,649)	(6,647,229)	(1,074,419)	(721,396)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	17,783,468	7,651,328	44,103,834	8,516,646

NET ASSETS
Total increase in net assets	5,960,579	2,245,627	47,664,462	10,760,682
Beginning of year	152,832,428	150,586,801	23,096,796	12,336,114

End of year	$158,793,007	$152,832,428	$70,761,258	$23,096,796

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Intl Index Fund		iShares Edge MSCI Multifactor USA Index Fund
	Year Ended July 31,		Year Ended July 31,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$243,765	$341,308	$242,645	$242,335
Net realized gain (loss)	(510,379)	(226,169)	50,004	287,777
Net change in unrealized appreciation (depreciation)	(87,563)	(1,085,505)	294,058	(515,386)

Net increase (decrease) in net assets resulting from operations	(354,177)	(970,366)	586,707	14,726

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(13,441)	(22,084)	(21,147)	(50,604)
Class K	(267,790)	(973,939)	(378,014)	(682,614)

Decrease in net assets resulting from distributions to Common shareholders	(281,231)	(996,023)	(399,161)	(733,218)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	155,627	(1,268)	449,968	699,921

NET ASSETS
Total increase (decrease) in net assets	(479,781)	(1,967,657)	637,514	(18,571)
Beginning of year	10,642,306	12,609,963	13,568,499	13,587,070

End of year	$10,162,525	$10,642,306	$14,206,013	$13,568,499

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund

	Institutional

	Year Ended July 31,						Period from 07/13/16 (a) to 07/31/16
	2020		2019	2018	2017

Net asset value, beginning of period	$10.52		$10.91	$10.60	$10.12		$10.00

Net investment income(b)	0.28		0.31	0.33	0.28		0.00	(c)
Net realized and unrealized gain (loss)	(0.54)		(0.23)	0.33	0.50		0.12

Net increase (decrease) from investment operations	(0.26)		0.08	0.66	0.78		0.12

Distributions(d)
From net investment income	(0.42)		(0.32)	(0.32)	(0.30)		—
From net realized gain	—		(0.15)	(0.03)	(0.00	)(e)	—

Total distributions	(0.42)		(0.47)	(0.35)	(0.30)		—

Net asset value, end of period	$9.84		$10.52	$10.91	$10.60		$10.12

Total Return(f)
Based on net asset value	(2.54)%		0.92%	6.30%	7.90%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.32	%(h)	0.32%	0.35%	1.35	%(i)(j)	3.97	%(k)(l)

Total expenses after fees waived and/or reimbursed	0.20%		0.23%	0.23%	0.22	%(i)	0.23	%(k)

Net investment income	2.79%		2.95%	3.02%	2.82	%(i)	0.70	%(k)

Supplemental Data
Net assets, end of period (000)	$20,478		$5,796	$710	$272		$101

Portfolio turnover rate	29%		23%	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(i)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.35%.
(k)	Annualized.
(l)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.44%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund (continued)

	Class K

	Year Ended July 31,					Period from 07/13/16 (a) to 7/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$10.52	$10.92	$10.59	$10.12		$10.00

Net investment income(b)	0.27	0.31	0.32	0.38		0.00	(c)
Net realized and unrealized gain (loss)	(0.52)	(0.23)	0.37	0.39		0.12

Net increase (decrease) from investment operations	(0.25)	0.08	0.69	0.77		0.12

Distributions(d)
From net investment income	(0.43)	(0.33)	(0.33)	(0.30)		—
From net realized gain	—	(0.15)	(0.03)	(0.00	)(e)	—

Total distributions	(0.43)	(0.48)	(0.36)	(0.30)		—

Net asset value, end of period	$9.84	$10.52	$10.92	$10.59		$10.12

Total Return(f)
Based on net asset value	(2.49)%	0.87%	6.53%	7.84%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.23%	0.46	%(h)(i)	3.90	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.15%	0.18%	0.18%	0.18	%(h)	0.18	%(j)

Net investment income	2.67%	2.92%	2.95%	3.76	%(h)	0.75	%(j)

Supplemental Data
Net assets, end of period (000)	$138,315	$147,036	$149,876	$123,571		$10,020

Portfolio turnover rate	29%	23%	25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.46%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.37%.

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund

	Institutional

	Year Ended July 31,					Period from 07/13/16 (a) to 7/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$13.12	$11.71	$10.65	$10.00		$10.00

Net investment income(b)	0.27	0.26	0.21	0.21		0.00	(c)
Net realized and unrealized gain (loss)	0.20	1.61	1.07	0.64		(0.00	)(d)

	0.47	1.87	1.28	0.85		0.00

Distributions(e)
From net investment income	(0.24)	(0.25)	(0.22)	(0.20)		—
From net realized gain	(0.04)	(0.21)	—	(0.00	)(d)	—

Total distributions	(0.28)	(0.46)	(0.22)	(0.20)		—

Net asset value, end of period	$13.31	$13.12	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	3.63%	16.49%	12.17%	8.65%		0.00	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.51%	1.04%	1.28%	1.99	%(i)	2.81	%(j)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.18%	0.18%	0.18%	0.17%		0.18	%(j)

Net investment income	2.06%	2.11%	1.92%	2.03%		0.85	%(j)

Supplemental Data
Net assets, end of period (000)	$53,816	$9,506	$679	$650		$128

Portfolio turnover rate	105%	35%	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Year Ended July 31,				Period from 07/13/16 (a) to 7/31/16
	2020	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	0.02%

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.99%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.78%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund (continued)

	Class K

	Year Ended July 31,					Period from 07/13/16 (a) to 7/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$13.12	$11.71	$10.65	$10.00		$10.00

Net investment income(b)	0.27	0.27	0.22	0.22		0.00	(c)
Net realized and unrealized gain (loss)	0.22	1.61	1.07	0.63		(0.00	)(d)

	0.49	1.88	1.29	0.85		0.00

Distributions(e)
From net investment income	(0.25)	(0.26)	(0.23)	(0.20)		—
From net realized gain	(0.04)	(0.21)	—	(0.00	)(d)	—

Total distributions	(0.29)	(0.47)	(0.23)	(0.20)		—

Net asset value, end of period	$13.32	$13.12	$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	3.76%	16.53%	12.21%	8.70%		0.00	%(g)

Ratios to Average Net Assets(h)
Total expenses	0.51%	1.01%	1.16%	2.09	%(i)	2.75	%(j)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.13%	0.13%	0.13%	0.13%		0.13	%(j)

Net investment income	2.08%	2.20%	1.96%	2.17%		0.87	%(j)

Supplemental Data
Net assets, end of period (000)	$16,945	$13,590	$11,657	$10,550		$9,898

Portfolio turnover rate	105%	35%	32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Year Ended July 31,				Period from 07/13/16 (a) to 7/31/16
	2020	2019	2018	2017
Investments in underlying funds	0.01%	—%	—%	—%	0.02%

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.09%.
(j)	Annualized.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.99%.

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund

	Institutional

	Year Ended July 31,					Period from 07/13/16 (a) to 7/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$10.26	$12.16	$11.94	$10.25		$10.00

Net investment income(b)	0.23	0.31	0.36	0.30		0.01
Net realized and unrealized gain (loss)	(0.57)	(1.24)	0.58	1.66		0.24

Net increase (decrease) from investment operations	(0.34)	(0.93)	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.27)	(0.30)	(0.57)	(0.26)		—
From net realized gain	—	(0.67)	(0.15)	(0.01)		—

Total distributions	(0.27)	(0.97)	(0.72)	(0.27)		—

Net asset value, end of period	$9.65	$10.26	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	(3.30)%	(7.23)%	7.97%	19.32%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	2.27%	2.18%	1.58%	2.34	%(f)	4.20	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.35%	0.35%	0.35%	0.39%		0.45	%(g)

Net investment income	2.30%	2.80%	2.89%	2.72%		1.39	%(g)

Supplemental Data
Net assets, end of period (000)	$586	$453	$533	$145		$103

Portfolio turnover rate	42%	41%	50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.34%.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.62%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund (continued)

	Class K

	Year Ended July 31,					Period from 07/13/16 (a) to 7/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$10.26	$12.16	$11.94	$10.25		$10.00

Net investment income(b)	0.23	0.33	0.32	0.27		0.01
Net realized and unrealized gain (loss)	(0.57)	(1.25)	0.62	1.69		0.24

Net increase (decrease) from investment operations	(0.34)	(0.92)	0.94	1.96		0.25

Distributions(c)
From net investment income	(0.27)	(0.31)	(0.57)	(0.26)		—
From net realized gain	—	(0.67)	(0.15)	(0.01)		—

Total distributions	(0.27)	(0.98)	(0.72)	(0.27)		—

Net asset value, end of period	$9.65	$10.26	$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	(3.26)%	(7.18)%	8.01%	19.37%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	2.20%	2.14%	1.50%	2.39	%(f)	4.13	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.30%	0.30%	0.30%	0.36%		0.40	%(g)

Net investment income	2.38%	3.10%	2.58%	2.52%		1.44	%(g)

Supplemental Data
Net assets, end of period (000)	$9,576	$10,190	$12,077	$11,834		$10,152

Portfolio turnover rate	42%	41%	50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.39%.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.55%.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund

	Institutional

	Year Ended July 31,					Period from 07/13/16 (a) to 07/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$12.05	$12.75	$11.76	$10.12		$10.00

Net investment income(b)	0.21	0.21	0.18	0.21		0.00	(c)
Net realized and unrealized gain (loss)	0.23	(0.23)	1.51	1.63		0.12

Net increase (decrease) from investment operations	0.44	(0.02)	1.69	1.84		0.12

Distributions(d)
From net investment income	(0.20)	(0.35)	(0.23)	(0.20)		—
From net realized gain	(0.15)	(0.33)	(0.47)	(0.00	)(e)	—

Total distributions	(0.35)	(0.68)	(0.70)	(0.20)		—

Net asset value, end of period	$12.14	$12.05	$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	3.68%	0.36%	14.67%	18.35%		1.20	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.47%	1.54%	1.42%	2.21	%(i)	2.54	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.25%	0.25%	0.25%	0.30%		0.35	%(k)

Net investment income	1.79%	1.80%	1.48%	1.89%		0.29	%(k)

Supplemental Data
Net assets, end of period (000)	$620	$1,065	$906	$194		$101

Portfolio turnover rate	58%	52%	52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	0.02%

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.21%.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.73%.
(k)	Annualized.
(l)	Amount is less than 0.50%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund (continued)

	Class K

	Year Ended July 31,					Period from 07/13/16 (a) to 07/31/16
	2020	2019	2018	2017

Net asset value, beginning of period	$12.05	$12.75	$11.76	$10.12		$10.00

Net investment income(b)	0.21	0.22	0.22	0.21		0.00	(c)
Net realized and unrealized gain (loss)	0.24	(0.24)	1.47	1.63		0.12

Net increase (decrease) from investment operations	0.45	(0.02)	1.69	1.84		0.12

Distributions(d)
From net investment income	(0.21)	(0.35)	(0.23)	(0.20)		—
From net realized gain	(0.15)	(0.33)	(0.47)	(0.00	)(e)	—

Total distributions	(0.36)	(0.68)	(0.70)	(0.20)		—

Net asset value, end of period	$12.14	$12.05	$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	3.73%	0.41%	14.71%	18.40%		1.20	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.40%	1.47%	1.35%	2.17	%(i)	2.47	%(j)(k)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.20%	0.20%	0.20%	0.26%		0.30	%(k)

Net investment income	1.79%	1.87%	1.75%	1.98%		0.34	%(k)

Supplemental Data
Net assets, end of period (000)	$13,586	$12,503	$12,681	$11,639		$10,015

Portfolio turnover rate	58%	52%	52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Year Ended July 31,				Period from 07/13/16 (a) to 07/31/16
	2020	2019	2018	2017
Investments in underlying funds	0.01%	0.01%	—%	—%	0.02%

(i)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.17%.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.67%.
(k)	Annualized.
(l)	Amount is less than 0.50%.

See notes to financial statements.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Edge MSCI Min Vol EAFE Index Fund	Min Vol EAFE	Diversified
iShares Edge MSCI Min Vol USA Index Fund	Min Vol USA	Diversified
iShares Edge MSCI Multifactor Intl Index Fund	MF International	Diversified
iShares Edge MSCI Multifactor USA Index Fund	MF USA	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Min Vol EAFE

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Morgan Stanley & Co. LLC	$1,188,923	$(1,188,923)	$—

Min Vol USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
J.P. Morgan Securities LLC	$707,355	$(707,355)	$—
Morgan Stanley & Co. LLC	306	(306)	—
Scotia Capital (USA), Inc	6,340	(6,340)	—

	$714,001	$(714,001)	$—

MF USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs & Co	$75,881	$(75,881)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
Min Vol EAFE	0.08%
Min Vol USA	0.04
MF International	0.30
MF USA	0.20

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Distribution Agreement: The Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2020, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$7,771	$482	$8,253
Min Vol USA	18,383	307	18,690
MF International	391	46	437
MF USA	547	58	605

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$21	$241	$262
Min Vol USA	170	27	197
MF International	23	30	53
MF USA	25	39	64

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived were as follows:

Amount Waived
Min Vol EAFE	$258
Min Vol USA	500
MF International	12
MF USA	28

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Min Vol EAFE	$—
Min Vol USA	158
MF International	—
MF USA	140

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Class K
Min Vol EAFE	0.20%	0.15%
Min Vol USA	0.18	0.13
MF International	0.35	0.30
MF USA	0.25	0.20

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the year ended July 31, 2020, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or Reimbursed by the Manager
Min Vol EAFE	$155,035
Min Vol USA	174,097
MF International	195,065
MF USA	162,017

For the year ended July 31, 2020, transfer agent fees — class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
Min Vol EAFE	$1,546	$481	$2,027
Min Vol USA	2,009	306	2,315
MF International	140	44	184
MF USA	178	57	235

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and
(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective July 13, 2023, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

For the year ended July 31, 2020, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Min Vol EAFE
Institutional	$76

As of July 31, 2020, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2021	2022
Min Vol EAFE
Fund Level	$97,352	$155,035
Institutional	227	1,546
Class K	258	481
Min Vol USA
Fund Level	$159,424	$174,097
Institutional	420	2,009
Class K	49	306
MF International
Fund Level	$201,789	$195,065
Institutional	216	140
Class K	38	44
MF USA
Fund Level	$164,201	$162,017
Institutional	195	178
Class K	22	57

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2020:

Min Vol EAFE
Fund Level	$62,717
Institutional	313
Class K	549
Min Vol USA
Fund Level	$120,660
Institutional	560
Class K	30
MF International
Fund Level	$150,919
Institutional	222
Class K	27
MF USA
Fund Level	$144,337
Institutional	90
Class K	33

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of Min Vol USA and MF USA retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol USA and MF USA, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, each of Min Vol USA and MF USA retained 73.5% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of Min Vol EAFE and MF International retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol EAFE and MF International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended July 31, 2020, each Fund paid BTC the following amounts for securities lending agent services:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
BTC	$1,479	$716	$33	$328

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Purchases	$60,695,596	$107,142,639	$4,630,345	$8,125,714
Sales	44,895,524	53,753,580	4,227,278	7,790,445

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Ordinary income
07/31/20	$6,406,649	$989,268	$281,231	$237,441
07/31/19	5,656,503	405,844	453,011	493,421
Long-term capital gains
07/31/20	—	85,151	—	161,720
07/31/19	990,726	315,552	543,012	239,797

Total
07/31/20	$6,406,649	$1,074,419	$281,231	$399,161

07/31/19	$6,647,229	$721,396	$996,023	$733,218

As of period end, the tax components of accumulated net earnings (loss) were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Undistributed ordinary income	$—	$111,773	$—	$13,627
Undistributed long-term capital gains	—	—	—	44,581
Non-expiring Capital loss carryforwards(a)	(5,842,985)	—	(747,616)	—
Net unrealized gains (losses)(b)	5,724,178	7,951,890	328,973	2,191,718
Qualified late-year losses(c)	(1,603,628)	(475,523)	(16,715)	—

	$(1,722,435)	$7,588,140	$(435,358)	$2,249,926

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the characterization of corporate actions and the timing and recognition of partnership income.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Tax cost	$152,776,382	$72,996,098	$9,729,791	$12,107,443

Gross unrealized appreciation	$20,745,823	$9,222,859	$1,290,972	$2,819,036
Gross unrealized depreciation	(15,073,444)	(1,270,968)	(965,936)	(627,318)

Net unrealized appreciation (depreciation)	$5,672,379	$7,951,891	$325,036	$2,191,718

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MF USA and Min Vol USA invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

As of period end, MF USA’s investments had the following industry classifications:

Percentage of Net Assets
Information Technology	30%
Health Care	18
Industrials	10
Consumer Discretionary	9
Consumer Staples	7
Financials	6
Communication Services	6
Utilities	5
Real Estate	5
Others(a)	4

(a)	All other industries held were less than 5% of net assets.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
Min Vol EAFE	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,384,133	$24,448,827	498,766	$5,255,757
Shares issued in reinvestment of distributions	46,125	460,732	10,158	107,266
Shares redeemed	(899,680)	(8,002,790)	(23,028)	(240,097)

Net increase	1,530,578	$16,906,769	485,896	$5,122,926

Class K
Shares sold	1,334,529	$13,750,089	1,221,101	$12,759,984
Shares issued in reinvestment of distributions	538,771	5,517,677	592,086	6,065,586
Shares redeemed	(1,789,876)	(18,391,067)	(1,568,649)	(16,297,168)

Net increase	83,424	$876,699	244,538	$2,528,402

Total Net Increase	1,614,002	$17,783,468	730,434	$7,651,328

Min Vol USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,676,095	$84,409,325	807,589	$9,718,921
Shares issued in reinvestment of distributions	54,613	705,147	20,659	245,380
Shares redeemed	(3,411,862)	(43,614,063)	(161,745)	(1,940,634)

Net increase	3,318,846	$41,500,409	666,503	$8,023,667

Class K
Shares sold	994,555	$12,669,750	43,990	$540,167
Shares issued in reinvestment of distributions	6,436	83,523	749	9,198
Shares redeemed	(764,017)	(10,149,848)	(4,766)	(56,386)

Net increase	236,974	$2,603,425	39,973	$492,979

Total Net Increase	3,555,820	$44,103,834	706,476	$8,516,646

MF International	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,399	$184,126	37,839	$395,954
Shares issued in reinvestment of distributions	1,139	10,789	1,217	12,345
Shares redeemed	(2,935)	(28,145)	(38,738)	(413,607)

Net increase (decrease)	16,603	$166,770	318	$(5,308)

Class K
Shares sold	156	$1,660	103	$1,107
Shares issued in reinvestment of distributions	70	681	301	3,022
Shares redeemed	(1,608)	(13,484)	(8)	(89)

Net increase (decrease)	(1,382)	$(11,143)	396	$4040

Total Net Increase (decrease)	15,221	$155,627	714	$(1,268)

MF USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,592	$164,941	17,706	$210,492
Shares issued in reinvestment of distributions	1,467	17,673	3,950	43,869
Shares redeemed	(52,430)	(648,088)	(4,269)	(49,330)

Net increase (decrease)	(37,371)	$(465,474)	17,387	$205,031

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

	Year Ended 07/31/20		Year Ended 07/31/19
	Shares	Amount	Shares	Amount

Class K
Shares sold	169,146	$1,964,223	64,873	$753,713
Shares issued in reinvestment of distributions	2,346	28,034	890	10,182
Shares redeemed	(90,130)	(1,076,815)	(22,785)	(269,005)

Net increase	81,362	$915,442	42,978	$494,890

Total Net Increase	43,991	$449,968	60,365	$699,921

As of July 31, 2020, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
Min Vol EAFE	10,000	990,000
Min Vol USA	10,000	990,000
MF International	10,000	990,000
MF USA	10,000	990,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock FundsSM and Shareholders of

iShares Edge MSCI Min Vol EAFE Index Fund, iShares Edge MSCI Min Vol USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund and iShares Edge MSCI Multifactor USA Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Edge MSCI Min Vol EAFE Index Fund, iShares Edge MSCI Min Vol USA Index Fund, iShares Edge MSCI Multifactor Intl Index Fund and iShares Edge MSCI Multifactor USA Index Fund (four of the funds constituting BlackRock FundsSM, hereafter collectively referred to as the “Funds”) as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended July 31, 2020 that qualified for the dividends-received deduction were as follows:

Fund	Dividends-Received Deduction
Min Vol USA	83.70%
MF USA	90.24

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended July 31, 2020:

Fund	Qualified Dividend Income
Min Vol EAFE	$3,612,314
Min Vol USA	938,422
MF International	252,989
MF USA	244,288

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended July 31, 2020:

Fund	Qualified Business Income
Min Vol USA	$84,173
MF USA	22,401

For the fiscal year ended July 31, 2020, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

Fund	Foreign Source Income Earned	Foreign Taxes Paid
Min Vol EAFE	$4,486,903	$420,163
MF International	247,365	22,469

The following distribution amounts are hereby designated for the fiscal year ended July 31, 2020:

Fund	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Min Vol USA	$5,100	$85,151
MF USA	—	$161,720

IMPORTANT TAX INFORMATION	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of iShares Edge MSCI Min Vol EAFE Index Fund (“Min Vol EAFE Index Fund”), iShares Edge MSCI Min Vol USA Index Fund (“Min Vol USA Index Fund”), iShares Edge MSCI Multifactor Intl Index Fund (“Multifactor Intl Index Fund”) and iShares Edge MSCI Multifactor USA Index Fund (“Multifactor USA Index Fund,” and together with Min Vol EAFE Index Fund, Min Vol USA Index Fund and Multifactor Intl Index Fund, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to each Fund (the “Sub-Advisory Agreement”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to the Fund’s peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of each Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, Min Vol USA Index Fund’s net performance was above the tolerance range of its benchmark. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

The Board noted that for the one-year period reported, the net performance of each of Min Vol EAFE Index Fund and Multifactor Intl Index Fund was within the tolerance range of its benchmark.

The Board noted that for the one-year period reported, Multifactor USA Index Fund’s net performance was below the tolerance range of its benchmark. The Board and BlackRock reviewed the Fund’s below tolerance performance relative to its benchmark over the period. The Board was informed that, among other things, the Fund’s below tolerance performance was primarily attributable to the impact of post-notified flows. Post-notified activity is a source of performance variation, relative to the benchmark, because the flow information is received after the close of the effective date of the activity introducing either a drag or boost to performance.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted that BlackRock believes that net performance relative to the pertinent benchmark is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Min Vol EAFE Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on July 31, 2019.

The Board noted that Min Vol USA Index Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Multifactor Intl Index Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Multifactor USA Index Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2021, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	61

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 155 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 155 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 155 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 155 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 155 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 155 Portfolios	None

62	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 155 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 155 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 155 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 155 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

64	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	65

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 537-4942; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

66	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	67

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MFMV-7/20-AR

Item 2 –	Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Edge MSCI Min Vol EAFE Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Edge MSCI Min Vol USA Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Edge MSCI Multifactor Intl Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Edge MSCI Multifactor USA Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Russell Mid-Cap Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0

iShares Russell Small/Mid-Cap Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0
iShares Total U.S. Stock Market Index Fund	$22,000	$22,000	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC ( the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Edge MSCI Multifactor Intl Index	$0	$0
iShares Edge MSCI Multifactor USA Index Fund	$0	$0
iShares Edge MSCI Min Vol EAFE Index Fund	$0	$0
iShares Edge MSCI Min Vol USA Index Fund	$0	$0
iShares Russell Mid-Cap Index Fund	$0	$0
iShares Russell Small/Mid-Cap Index Fund	$0	$0
iShares Total U.S. Stock Market Index Fund	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: October 2, 2020